UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

CONFLUENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED DECEMBER 23, 2025
Confluent, Inc.
899 W. Evelyn Avenue
Mountain View, California 94041
Dear Fellow Stockholders of Confluent, Inc.:
You are cordially invited to attend a special meeting of stockholders (which we refer to, together with any adjournment, postponement or other delay thereof, as the “special meeting”) of Confluent, Inc. (which we refer to as “Confluent,” “we,” “our,” “us” and similar words). The special meeting will be held on [•], 2026, at [•], Pacific Time. You may attend the special meeting via a live interactive webcast on the internet at www.virtualshareholdermeeting.com/CFLTSM2026. You will be able to listen to the special meeting live and vote online. We believe that a virtual meeting provides expanded access, improved communication and cost savings for our stockholders.
At the special meeting, you will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of December 7, 2025 (which we refer to, as it may be amended, modified, supplemented or waived, in each case from time to time, as the “merger agreement”), by and among International Business Machines Corporation, a New York corporation (which we refer to as “IBM”), Corvo Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of IBM (which we refer to as “Sub”), and Confluent. Pursuant to the terms of the merger agreement, Sub will merge with and into Confluent, with Confluent surviving the merger and becoming a wholly owned subsidiary of IBM. We refer to the merger of Sub with and into Confluent as the “merger.” At the special meeting, you will also be asked to consider and vote on proposals to (1) approve, on a non-binding, advisory basis, the compensation that will or may become payable by Confluent to our named executive officers in connection with the merger; and (2) adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
If the merger is completed, you will be entitled to receive $31.00 in cash, without interest and less any applicable withholding taxes, for each share of our Class A common stock or Class B common stock that you own immediately prior to the effective time of the merger (unless you have properly exercised your appraisal rights with respect to such shares). This amount represents a premium of approximately 35 percent to Confluent’s 30-day volume weighted average price as of December 5, 2025.
A special committee consisting solely of independent members of Confluent’s Board of Directors (the “Special Committee”), after considering the factors more fully described in the enclosed proxy statement, unanimously (1) declared that the entry into the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement, including the merger consideration, are advisable, fair to, and in the best interests of, Confluent and its stockholders, and (2) recommended that Confluent’s Board of Directors approve, adopt and declare advisable and in the best interests of Confluent and its stockholders, the merger agreement, the merger and the other transactions contemplated by the merger agreement, including the merger consideration and that Confluent’s Board of Directors submit to a vote at a meeting of Confluent’s stockholders, and recommend the adoption by Confluent’s stockholders, of the merger agreement.
Confluent’s Board of Directors, acting upon the recommendation of the Special Committee, after considering the factors more fully described in the enclosed proxy statement, unanimously: (1) approved, adopted and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement; and (2) declared that it is advisable, fair to and in the best interests of Confluent that Confluent to enter into the merger agreement and consummate the merger and the other transactions contemplated by the merger agreement on the terms and subject to the conditions set forth in the merger agreement.

Confluent’s Board of Directors, acting upon the recommendation of the Special Committee, unanimously recommends that you vote: (1) “FOR” the proposal to adopt the merger agreement; (2) “FOR” the proposal to approve, on a non-binding, advisory basis, compensation that will or may become payable by Confluent to our named executive officers in connection with the merger; and (3) “FOR” the proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
The proxy statement to which this notice is attached provides detailed information about the special meeting, the merger agreement, the merger, the actions and determinations of Confluent’s Special Committee and Board of Directors in connection with its evaluation of the merger agreement and the merger, and the other proposals to be considered at the special meeting. A copy of the merger agreement, as well as the certificate of incorporation of the surviving corporation in the merger included as an exhibit to the merger agreement, is attached as Annex A to the proxy statement. All such documents are considered attached to this notice.
Please read the proxy statement and its annexes, including the merger agreement, carefully and in their entirety, as they contain important information.
Even if you plan to attend the special meeting, please sign, date and return, as promptly as possible, the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card). If you attend and vote at the special meeting, your vote will revoke any proxy that you have previously submitted. If you fail to return your proxy or attend the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting or be voted at the special meeting, and if a quorum is present, that will have the same effect as voting “AGAINST” the proposal to adopt the merger agreement.
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your shares counted at the special meeting. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting or be voted at the special meeting, and, if a quorum is present, that will have the same effect as voting “AGAINST” the proposal to adopt the merger agreement.
Your vote is very important, regardless of the number of shares that you own.
If you have any questions or need assistance voting your shares, please contact our proxy solicitor:
MacKenzie Partners, Inc.
7 Penn Plaza, Suite 503
New York, New York 10001
Stockholders may call toll free: (800) 322-2885
Banks and Brokers may call collect: (212) 929-5500
On behalf of Confluent’s Board of Directors, thank you for your support.
Very truly yours,
Jay Kreps
Chief Executive Officer and Chairman
The accompanying proxy statement is dated [•], 2026, and, together with the enclosed form of proxy card, is first being sent to stockholders on or about [•], 2026.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED DECEMBER 23, 2025
Confluent, Inc.
899 W. Evelyn Avenue
Mountain View, California 94041
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD VIRTUALLY VIA WEBCAST ON [•], 2026
Notice is given that a special meeting of stockholders (which we refer to, together with any adjournment, postponement or other delay thereof, as the “special meeting”) of Confluent, Inc., a Delaware corporation (which we refer to as “Confluent,” “we,” “our,” “us” and similar words) will be held on [•], 2026, at [•], Pacific Time, for the following purposes:
1.
To consider and vote on the proposal to adopt the Agreement and Plan of Merger, dated as of December 7, 2025 (which we refer to, as it may be amended, modified, supplemented or waived, in each case from time to time, as the “merger agreement”), by and among International Business Machines Corporation, a New York corporation (which we refer to as “IBM”), Corvo Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of IBM (which we refer to as “Sub”), and Confluent;

2.
To consider and vote on a proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Confluent to our named executive officers in connection with the merger of Sub with and into Confluent (which we refer to as the “merger”); and

3.
To consider and vote on any proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

The proxy statement to which this notice is attached includes a summary of the merger agreement, and a complete copy of the merger agreement is attached as Annex A to the proxy statement. Included with the merger agreement is a copy of the certificate of incorporation of the surviving corporation in the merger. All such documents are considered attached to this notice. Please read the proxy statement and its annexes, including the merger agreement, carefully and in their entirety, as they contain important information.
The special meeting will be held by means of a live interactive webcast on the internet at www.virtualshareholdermeeting.com/CFLTSM2026. By accessing that web address and using the control number found on your proxy card or using the instructions received from your brokerage firm, bank or other nominee, you will be able to listen to the special meeting live and vote online. The special meeting will begin promptly at [•], Pacific Time. Online check-in will begin a few minutes prior to the special meeting. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares).
Only Confluent stockholders as of the close of business on [•], 2026, are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof. A list of Confluent stockholders entitled to vote at the special meeting will be available in our principal executive offices located at 899 W. Evelyn Avenue, Mountain View, California 94041 during regular business hours for a period of no less than ten (10) days ending on the day before the special meeting.
Confluent’s Board of Directors, acting upon the recommendation of the Special Committee, unanimously recommends that you vote: (1) “FOR” the proposal to adopt the merger agreement; (2) “FOR” the proposal to approve, on a non-binding, advisory basis, compensation that will or may become payable by Confluent to our named executive officers in connection with the merger; and (3) “FOR” the proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
Confluent stockholders of record or beneficial owners who do not vote in favor of the proposal to adopt the merger agreement will have the right to seek appraisal of the “fair value” of their shares of our Class A common stock or Class B common stock (exclusive of any elements of value arising from the accomplishment or expectation of the merger and together with interest (as described in the accompanying proxy statement), if any, to be paid on the amount determined to be “fair value”) in lieu of receiving $31.00 in cash without interest, and subject to applicable withholding taxes, pursuant to the terms of the merger agreement for each share of our Class A common stock or Class B common stock that they own if the merger is completed, as determined in accordance with Section 262 of the General Corporation Law of the State of Delaware (which we refer to as the “DGCL”). To do so, a Confluent stockholder of record or beneficial owner must properly demand appraisal before the vote is taken to adopt the merger agreement and comply with all other requirements of the DGCL, and not validly withdraw their demands or lose their appraisal rights under the applicable provisions of the DGCL, which are summarized in the accompanying proxy statement. A copy of Section 262, which details the appraisal statute, may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Even if you plan to attend the special meeting, please sign, date and return, as promptly as possible, the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card). If you attend and vote at the special meeting, your vote will revoke any proxy that you have previously submitted. If you fail to return your proxy or to attend the special meeting, your shares will not be counted for purposes of determining whether a quorum is present or be voted at the special meeting, and, if a quorum is present, that will have the same effect as voting “AGAINST” the proposal to adopt the merger agreement.
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your shares counted at the special meeting. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting or be voted at the special meeting, and, if a quorum is present, that will have the same effect as voting “AGAINST” the proposal to adopt the merger agreement.
By Order of the Board of Directors,
Rebecca Chavez
Chief Legal Officer
Dated: [•], 2026
Mountain View, California

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED DECEMBER 23, 2025
CONFLUENT, INC.
PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD VIRTUALLY VIA WEBCAST ON [•], 2026
This proxy statement is dated [•], 2026, and, together with the enclosed form of proxy card, is first being sent to stockholders on or about [•], 2026.

i

YOUR VOTE IS IMPORTANT
EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE: (1) OVER THE INTERNET; (2) BY TELEPHONE; OR (3) BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD (A PREPAID REPLY ENVELOPE IS PROVIDED FOR YOUR CONVENIENCE).
You may revoke your proxy or change your vote at any time before your proxy is voted at the special meeting.
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your shares counted at the special meeting. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting or be voted at the special meeting, and, if a quorum is present, that will have the same effect as voting “AGAINST” the proposal to adopt the merger agreement.
If you are a stockholder of record, voting at the special meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker or other nominee, you must obtain a “legal proxy” from the bank, broker or other nominee that holds your shares in order to vote at the special meeting.
If you fail to (1) return your proxy card; (2) grant your proxy electronically over the internet or by telephone; or (3) vote by remote communication at the special meeting, your shares will (a) not be voted at the special meeting, (b) not be counted for purposes of determining whether a quorum is present at the special meeting and (c) have the same effect as voting “AGAINST” the proposal to adopt the merger agreement but will have no effect on: (1) the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Confluent to Confluent’s named executive officers in connection with the merger or (2) the proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
We encourage you to read the accompanying proxy statement and its annexes, including all documents incorporated by reference into the accompanying proxy statement, carefully and in their entirety, as they contain important information. If you have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement, or need help voting your shares, please contact Confluent’s proxy solicitor:
MacKenzie Partners, Inc.
7 Penn Plaza, Suite 503
New York, New York 10001
Stockholders may call toll free: (800) 322-2885
Banks and Brokers may call collect: (212) 929-5500

TRANSACTION SUMMARY
Except as otherwise specifically noted in this proxy statement, “Confluent,” “we,” “our,” “us” and similar words refer to Confluent, Inc., including, in certain cases, Confluent’s subsidiaries. Throughout this proxy statement, the “Confluent Board” refers to Confluent’s Board of Directors. Throughout this proxy statement, we refer to International Business Machines Corporation as “IBM” and Corvo Merger Sub, Inc. as “Sub.” In addition, throughout this proxy statement we refer to the Agreement and Plan of Merger (as it may be amended, modified, supplemented or waived, in each case from time to time), dated as of December 7, 2025, by and among IBM, Sub and Confluent as the “merger agreement.”
This summary highlights selected information from this proxy statement related to the proposed merger of Sub (a wholly owned subsidiary of IBM) with and into Confluent, with Confluent surviving the merger and continuing as a wholly owned subsidiary of IBM. We refer to that transaction as the “merger.”
This proxy statement may not contain all of the information that is important to you. To understand the merger more fully and for a complete description of its legal terms, you should carefully read this entire proxy statement, including its annexes and the other documents to which we refer in this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement captioned “Where You Can Find More Information.” A copy of the merger agreement is attached as Annex A to this proxy statement. We encourage you to read the merger agreement, which is the legal document that governs the merger, carefully and in its entirety.
Introduction
On December 7, 2025, Confluent entered into the merger agreement, pursuant to which it agreed to be acquired by IBM, subject to the terms and conditions set forth therein. If the merger is completed, each share of our Class A common stock, $0.00001 par value per share (the “Class A common stock”), and Class B common stock, $0.00001 par value per share (the “Class B common stock”) issued and outstanding immediately prior to the effective time of the merger (subject to certain exceptions set forth in the merger agreement), will automatically be cancelled and converted into the right to receive $31.00 per share in cash, without interest and less any applicable withholding taxes. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our “common stock.”
Parties Involved in the Merger
Confluent
Incorporated in the state of Delaware in September 2014, Confluent is the data streaming platform that is pioneering a fundamentally new category of data infrastructure that sets data in motion. Confluent’s cloud-native offering is the foundational platform for data in motion — designed to be the intelligent connective tissue enabling real-time data, from multiple sources, to constantly stream across the organization.
Our Class A common stock is listed on the Nasdaq Global Select Market (which we refer to as “Nasdaq”) under the symbol “CFLT.” Our corporate headquarters are located at 899 W. Evelyn Avenue, Mountain View, California 94041, and our telephone number is (800) 439-3207.
IBM
IBM is a leading provider of global hybrid cloud and AI, and consulting expertise. IBM helps clients in more than 175 countries capitalize on insights from their data, streamline business processes, reduce costs and gain the competitive edge in their industries. Thousands of government and corporate entities in critical infrastructure areas such as financial services, telecommunications and healthcare rely on IBM’s hybrid cloud platform and Red Hat OpenShift to affect their digital transformations quickly, efficiently and securely. IBM’s breakthrough innovations in AI, quantum computing, industry-specific cloud solutions and consulting deliver open and flexible options to its clients. All of this is backed by IBM’s legendary commitment to trust, transparency, responsibility, inclusivity and service.
IBM is a New York corporation and was formed in 1911 as the Computing-Tabulating-Recording Company. IBM’s common stock, par value $0.20 per share, is currently listed on the New York Stock

Exchange (which we refer to as the “NYSE”), the NYSE Chicago and outside the United States, in each case under the symbol “IBM.” IBM’s corporate headquarters are located at 1 New Orchard Road, Armonk, New York 10504, and its telephone number is (914) 499-1900.
Additional information about IBM and its subsidiaries can be found on its website: www.IBM.com. The information provided or accessible through IBM’s website is not part of, or incorporated by reference in, this proxy statement.
Corvo Merger Sub
Sub is a Delaware corporation and wholly owned subsidiary of IBM, formed on December 1, 2025, solely for the purpose of engaging in the merger and the transactions contemplated by the merger agreement and has not engaged in any business activities other than those incident to its formation and in connection with the merger and transactions contemplated by the merger agreement. Upon completion of the merger, Sub will merge with and into Confluent and Sub will cease to exist.
Sub’s corporate headquarters are located at c/o International Business Machines Corporation, 1 New Orchard Road, Armonk, New York 10504, and its telephone number is (914) 499-1900.
Effect of the Merger
Subject to the terms and conditions of the merger agreement and in accordance with the Delaware General Corporation Law (which we refer to as the “DGCL”), Sub will merge with and into Confluent. As a result, the separate corporate existence of Sub will cease and Confluent will survive the merger and continue to exist after the merger as a direct, wholly owned subsidiary of IBM (we refer to that surviving company as the “surviving corporation”).
The merger will become effective at such day and time as the certificate of merger is duly filed with the Secretary of State of the State of Delaware (which we refer to as the “Delaware Secretary of State”) or at a subsequent date and time that IBM and Confluent agree and specify in the certificate of merger. The date and time at which the merger becomes effective is referred to as the “effective time.”
Merger Consideration
At the effective time, each issued and outstanding share of our common stock (subject to certain limited exceptions set forth in the merger agreement) will be automatically canceled and converted into the right to receive $31.00 in cash, without interest (the “merger consideration” or the “per share price”) and subject to applicable withholding taxes, in accordance with the terms and conditions set forth in the merger agreement. For more information, see the section of this proxy statement captioned “The Merger Agreement — Merger Consideration — Common Stock.”
After the merger is completed, you will have the right to receive the merger consideration for each share of our common stock that you own (subject to certain limited exceptions set forth in the merger agreement, including if you have properly exercised, and not validly withdrawn or subsequently lost, your appraisal rights under the DGCL and certain other conditions under the DGCL are satisfied), and you will no longer have any other rights as a stockholder of Confluent. Our stockholders who properly and validly exercise and perfect, and do not validly withdraw or otherwise lose, their demand for appraisal or dissenters’ rights under the DGCL will have the right to receive a payment for the “fair value” of their shares of our common stock as determined pursuant to an appraisal proceeding as contemplated by the DGCL, as described in the section of this proxy statement captioned “The Merger — Appraisal Rights.”
The Special Meeting
Date, Time and Place
A special meeting of our stockholders will be held on [•], 2026, at [•], Pacific Time. We refer to the special meeting, and any adjournment, postponement or other delay of the special meeting, as the “special meeting.”

You may attend the special meeting solely via a live interactive webcast on the internet at www.virtualshareholdermeeting.com/CFLTSM2026. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares). We believe that a virtual meeting provides expanded access, improved communication and cost savings for our stockholders.
Purpose
At the special meeting, we will ask stockholders to vote on the following proposals:
•
Proposal 1:   to adopt the merger agreement;

•
Proposal 2:   to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Confluent to our named executive officers in connection with the merger; and

•
Proposal 3:   to approve any proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Record Date; Shares Entitled to Vote
You are entitled to vote at the special meeting if you owned shares of our Class A common stock or Class B common stock as of the close of business on [•], 2026 (which we refer to as the “record date”).
As of the close of business on the record date, there were [•] shares of our Class A common stock outstanding and entitled to vote at the special meeting. For each share of our Class A common stock that you owned as of the close of business on the record date, you will have one vote on each matter submitted for a vote at the special meeting. As of the close of business on the record date, there were [•] shares of our Class B common stock outstanding and entitled to vote at the special meeting. For each share of our Class B common stock that you owned as of the close of business on the record date, you will have 10 votes on each matter submitted for a vote at the special meeting.
In the aggregate, [•] shares of our common stock are outstanding and entitled to vote at the special meeting, representing a total of [•] votes.
Quorum
The holders of a majority of the voting power of the outstanding shares of our common stock entitled to vote at the special meeting, present by remote communication or represented by proxy duly authorized, will constitute a quorum at the special meeting. A quorum is the minimum number of shares (or holders of shares) required to be present at the special meeting for it to be properly held under our bylaws and the DGCL.
Required Vote
The proposals to be voted on at the special meeting require the following votes:
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Proposal 1:   The affirmative vote of a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote (voting together as a single class).

•
Proposal 2:   The affirmative vote of the holders of a majority of the voting power of the shares of our common stock present by remote communication or represented by proxy duly authorized at the special meeting and entitled to vote on the proposal. This vote will be on a non-binding, advisory basis.

•
Proposal 3:   The affirmative vote of the holders of a majority of the voting power of the shares of our common stock present by remote communication or represented by proxy duly authorized at the special meeting and entitled to vote on the proposal.

Voting and Proxies
Any stockholder of record entitled to vote at the special meeting may vote in any of the following ways:
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by proxy, by returning a signed and dated proxy card (a prepaid reply envelope is provided for your convenience);

•
by proxy, by granting a proxy electronically over the internet or by telephone (using the instructions found on the proxy card); or

•
by attending the special meeting and voting at the special meeting using the control number on the enclosed proxy card.

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by (1) signing another proxy card with a later date and returning it prior to the special meeting; (2) submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy; (3) delivering a written notice of revocation to our Corporate Secretary; or (4) attending the special meeting and voting at the special meeting.
If you are a beneficial owner and hold your shares of our common stock in “street name” through a bank, broker or other nominee, you will receive instructions from your bank, broker or other nominee that you must follow to submit your voting instructions and have your shares counted at the special meeting. Under applicable stock exchange rules, banks, brokers or other nominees have the discretion to vote on routine matters, but not on non-routine matters. The proposals to be considered at the special meeting are all non-routine matters, and banks, brokers and other nominees cannot vote on these proposals without your instructions. Therefore, it is important that you cast your vote or instruct your bank, broker or other nominee on how you wish to vote your shares.
If you hold your shares of our common stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the special meeting if you obtain a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.
Recommendation of the Special Committee and the Confluent Board and Reasons for the Merger
The Special Committee, after considering the factors more fully described in the enclosed proxy statement, unanimously (1) declared that the entry into the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement, including the merger consideration, are advisable, fair to, and in the best interests of, Confluent and its stockholders, and (2) recommended that Confluent’s Board of Directors approve, adopt and declare advisable and in the best interests of Confluent and its stockholders, the merger agreement, the merger and the other transactions contemplated by the merger agreement, including the merger consideration and that Confluent’s Board of Directors submit to a vote at a meeting of Confluent’s stockholders, and recommend the adoption by Confluent’s stockholders, of the merger agreement.
The Confluent Board, acting upon the recommendation of the Special Committee, after considering the various factors described in the section of this proxy statement captioned “The Merger — Recommendation of the Confluent Board and Reasons for the Merger,” unanimously: (1) approved, adopted and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement; and (2) declared that it is advisable, fair to and in the best interests of Confluent that Confluent enter into the merger agreement and consummate the merger and the other transactions contemplated by the merger agreement on the terms and subject to the conditions set forth in the merger agreement.
The Confluent Board, acting upon the recommendation of the Special Committee, unanimously recommends that you vote: (1) “FOR” the proposal to adopt the merger agreement; (2) “FOR” the proposal to approve, on a non-binding, advisory basis, compensation that will or may become payable by Confluent to our named executive officers in connection with the merger; and (3) “FOR” the proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
Opinion of Morgan Stanley & Co. LLC
Confluent retained Morgan Stanley & Co. LLC (which we refer to as “Morgan Stanley”) to provide it with financial advisory services and an opinion in connection with the possible sale of Confluent. The Confluent Board selected Morgan Stanley to act as Confluent’s financial advisor based on, among other things, Morgan Stanley’s qualifications, extensive expertise and international reputation, its knowledge of and involvement in recent transactions in Confluent’s industry, and its knowledge of Confluent’s business and affairs given Morgan Stanley’s role as an underwriter in Confluent’s initial public offering. At the meeting of the Confluent Board on December 7, 2025, Morgan Stanley rendered to the Confluent Board its oral opinion, subsequently confirmed in writing, that, as of December 7, 2025, and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the per share price of $31.00 in cash without interest to be received by the holders of shares of our common stock (other than as specified in the opinion) pursuant to the merger agreement was fair from a financial point of view to such holders of shares of our common stock.
The full text of the written opinion of Morgan Stanley, dated as of December 7, 2025, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, is attached as Annex C to this proxy statement and incorporated by reference into this proxy statement in its entirety. The summary of the opinion of Morgan Stanley in this proxy statement is qualified in its entirety by reference to the full text of the written opinion. You are encouraged to read Morgan Stanley’s opinion carefully and in its entirety. Morgan Stanley’s opinion was directed to the Confluent Board, in its capacity as such, and addresses only the fairness from a financial point of view of the merger consideration to be received by the holders of shares of our common stock (other than as specified in the opinion) pursuant to the merger agreement as of the date of the opinion and does not address the relative merits of the merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available, nor does it address the underlying business decision of Confluent to enter into the merger agreement or proceed with any transaction contemplated by the merger agreement. Morgan Stanley expressed no opinion or recommendation as to how any holder of shares of our common stock should vote at any meeting of the Confluent stockholders to be held in connection with the merger or any other matter.
For additional information, see the section of this proxy statement captioned “The Merger — Opinion of Morgan Stanley & Co. LLC” and Annex C to this proxy statement.
Treatment of Confluent Equity Awards and the ESPP in the Merger
The merger agreement provides that in connection with the merger, our equity awards that are outstanding immediately prior to the effective time and our 2021 Employee Stock Purchase Plan (which we refer to as the “ESPP”) will be treated as described below. For more information, see the section of this proxy statement captioned “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger — Treatment of Confluent Equity Awards and the ESPP in the Merger.”
Treatment of Confluent Options
At the effective time, each option to purchase shares of our common stock (whether vested or unvested) that is outstanding immediately prior to the effective time (each of which we refer to as a “Confluent option”) will be canceled in exchange for the right to receive an amount in cash, subject to applicable withholding taxes, equal to the product of (1) the total number of shares of our common stock covered by such Confluent option immediately prior to the effective time multiplied by (2) the excess, if any, of (a) the per share price over (b) the per share exercise price of such Confluent option (we refer to such amounts payable as the “option payments”).

Treatment of Confluent RSUs
At the effective time, each restricted stock unit covering shares of our Class A common stock subject to only service-based vesting conditions (each of which we refer to as a “Confluent RSU”) that is (1) held by any person who, as of immediately prior to the effective time, is a non-employee director, consultant or independent contractor of Confluent or any of its subsidiaries (whether or not such Confluent RSU is vested or unvested) or (2) held by any person and is vested but not settled and is outstanding immediately prior to the effective time will, in each case, be canceled in exchange for the right to receive an amount in cash, subject to applicable withholding taxes, equal to the product of (a) the per share price multiplied by (b) the total number of shares of our Class A common stock covered by such Confluent RSU. We refer to the Confluent RSUs contemplated by this paragraph as the “cashed-out Confluent RSUs” and the amounts payable in respect of such cashed-out Confluent RSUs as the “RSU payments.”
At the effective time, each outstanding Confluent RSU that is not a cashed-out Confluent RSU (each of which we refer to as a “rollover Confluent RSU”) will be converted into an IBM restricted stock unit (each of which we refer to as an “IBM RSU”) with respect to a number of shares of IBM common stock determined by multiplying (1) the number of shares of our Class A common stock subject to such rollover Confluent RSU immediately prior to the effective time by (2) the exchange ratio described below, and rounded down to the nearest whole share. Such IBM RSU will be subject to substantially the same terms and conditions (including the same vesting and acceleration terms, as applicable) as were applicable to the rollover Confluent RSU.
The “exchange ratio” is a fraction, the numerator of which is the per share price and the denominator of which is the average closing price per share of IBM common stock on the New York Stock Exchange Composite Transactions Tape on the 20 trading days immediately preceding the date on which the effective time occurs.
Treatment of ESPP
The merger agreement provides that:
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participation in the ESPP is now limited to those employees who are participants on December 7, 2025;

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except to the extent necessary to maintain the status of the ESPP as an “employee stock purchase plan” within the meaning of Section 423 of the Code (as defined in the section of this proxy statement captioned “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) and the U.S. Treasury Regulations thereunder, participants in the ESPP may not increase their payroll deduction elections or rate of contributions from those in effect on December 7, 2025, or make any separate non-payroll contributions to the ESPP on or following December 7, 2025;

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no ESPP offering period will commence after December 7, 2025;

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if the closing of the merger occurs before the end of any offering period under the ESPP that remained ongoing as of December 7, 2025, then the amounts credited to the accounts of participants in such offering period will be used to purchase shares of our Class A common stock (rounded down to the nearest whole share) within 10 business days (or such other period specified by the Confluent Board or its designee) prior to the closing of the merger under the outstanding purchase rights for such offering period, and such purchase rights will terminate immediately after such purchase;

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the ESPP will terminate as of the effective time; and

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following such termination of the ESPP, any remaining amounts credited to the accounts of participants in the ESPP shall be distributed to such participants following the effective time.

For more information, see the section of this proxy statement captioned “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger — Treatment of Confluent Equity Awards and the ESPP in the Merger.”

Employee Matters
For a period of one year following the effective time or, if earlier, the date of termination of employment of the relevant Confluent employee who remains employed with Confluent after the closing of the merger (who we refer to as a “continuing employee”), IBM will:
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honor all compensation and benefit plans, programs, policies, practices or agreements that Confluent maintained or sponsored as of the date of the merger agreement;

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provide each continuing employee with:

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base salary or wages that are no less favorable than those provided to such continuing employee immediately before the effective time;

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target cash incentive opportunities (including annual bonus opportunity, commission opportunity, and any other short-term variable comp opportunity, but excluding retention, change in control and equity-based compensation), if any, that are no less favorable than those provided to such continuing employees immediately prior to the effective time; and

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retirement and welfare benefits (in each case, excluding any severance, post-employment health benefits, post-employment welfare benefits and defined benefit pension and non-qualified deferred compensation plans) that are substantially comparable in the aggregate to either (a) those provided to such continuing employee immediately before the effective time or (b) those provided to similarly situated employees of IBM and its subsidiaries.

Unless prohibited by applicable law or if doing so would result in duplication of benefits (or the funding of benefits), IBM or its applicable affiliates will give continuing employees credit for purposes of (1) eligibility to participate (other than any defined benefit pension, post-employment health benefits or post-employment welfare benefits plan), (2) vesting and (3) determining the level of benefits (with respect to severance and vacation benefits only, and not for benefit accrual (unless such accruals are required by applicable law)), in each case under employee benefit plans maintained by IBM or its affiliates and in which such continuing employee participates after the closing of the merger, for the applicable continuing employee’s service before the closing of the merger, to the same extent recognized by Confluent before the closing of the merger.
With respect to any welfare plan maintained by IBM or any of its affiliates in which continuing employees are eligible to participate after the closing of the merger, IBM will:
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waive all waiting periods, evidence of insurability requirements and actively-at-work or similar requirements, limitations as to preexisting conditions and exclusions with respect to participation and coverage requirements applicable to a continuing employee, to the extent that such conditions and exclusions were satisfied or did not apply to such employee under the welfare plans of Confluent before the closing of the merger (other than with respect to preexisting health conditions pursuant to underwriting requirements under fully insured plans);

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provide continuing employees with credit for any co-payments and deductibles paid before the closing of the merger in satisfying any analogous deductible or out-of-pocket requirements to the same extent recognized by Confluent before the closing of the merger; and

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credit the account of each continuing employee under any such welfare plan that is a flexible spending plan with any unused balance in the account of such continuing employee under the applicable compensation or employee benefit arrangement of Confluent.

Any vacation or paid time off accrued but unused by a continuing employee as of immediately before the effective time will be credited to such continuing employee following the effective time and such accrued vacation or paid time off will not be subject to accrual limits or other forfeiture conditions that were not applicable as of immediately before the effective time.
Interests of Confluent’s Directors and Executive Officers in the Merger
When considering the recommendation of the Confluent Board that you vote to approve the proposal to adopt the merger agreement, you should be aware that Confluent’s directors and executive officers may have interests in the merger that are different from, or in addition to, your interests as a stockholder. In (1) evaluating and negotiating the merger agreement; (2) approving the merger agreement and the merger; and (3) submitting the merger agreement to, and recommending that the merger agreement be adopted by our stockholders, the Confluent Board was aware of and considered these interests to the extent that they existed at the time, among other matters. These interests include the following:
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For Confluent’s current executive officers, the treatment of their outstanding Confluent equity awards and ESPP purchase rights as described in more detail in the section of this proxy statement captioned “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger — Treatment of Confluent Equity Awards and the ESPP in the Merger.”

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For Confluent’s non-employee directors, the accelerated vesting, as of immediately prior to the effective time, of their Confluent RSUs as described in more detail in the section of this proxy statement captioned “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger — Treatment of Confluent Equity Awards and the ESPP in the Merger.”

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The entitlement of each of Confluent’s current executive officers to receive (1) payments and benefits pursuant to their severance arrangements (as defined in the section of this proxy statement captioned “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger — Confluent Change in Control and Severance Benefits Existing Prior to Entry into the Merger Agreement”) with Confluent if, during the three-month period before the closing date, their employment with Confluent is terminated for a reason other than “cause” (excluding by reason of death or disability) or they resign for “good reason,” in each case as set forth in the executive officer’s severance arrangement with Confluent, or (2) upon their covered termination (as defined in the section of this proxy statement captioned “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger — Employment Arrangements Following the Merger”) following the closing, payments and/or benefits under offer letters entered into with IBM which will become effective upon the closing of the merger, as described in more detail in the sections of this proxy statement captioned “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger — Confluent Change in Control and Severance Benefits Existing Prior to Entry into the Merger Agreement” and “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger — Employment Arrangements Following the Merger”.

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The entitlement of Confluent’s current executive officers to receive payments and benefits under offer letters that they have entered into with IBM with respect to their employment with IBM following the completion of the merger.

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The continued indemnification and insurance coverage for Confluent’s directors and executive officers from the surviving corporation and IBM under the terms of the merger agreement.

Appraisal Rights
Our stockholders and beneficial owners of our common stock are entitled, under certain circumstances, to seek appraisal of their shares in connection with the merger under Delaware law. Pursuant to Section 262(d) of the DGCL, this proxy statement serves as notice that record or beneficial owners of our common stock may be entitled to appraisal rights under Section 262 of the DGCL (which we refer to as “Section 262”) in connection with the merger. Under Section 262, if the merger is consummated, our stockholders (including beneficial owners of shares of our common stock) will be entitled to seek appraisal of their shares of our common stock if they (1) do not vote in favor of the adoption of the merger agreement; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares of our common stock through the effective date of the merger; (4) meet certain statutory requirements described in this proxy statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal. This means that these persons will be entitled to have their shares of our common stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of our common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown or as otherwise provided in Section 262) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the effective date of the merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to each person seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares of our common stock as determined by the Delaware Court of Chancery; and (2) interest accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, persons who wish to seek appraisal of their shares of our common stock are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.
Persons considering seeking appraisal should be aware that the fair value of their shares of our common stock as determined pursuant to Section 262 could be more than, the same as or less than the value of the consideration that they would receive pursuant to the merger agreement if they did not seek appraisal of their shares of our common stock.
Only a stockholder of record or a beneficial owner of shares of our common stock may submit a demand for appraisal. To exercise appraisal rights, such person must (1) deliver a written demand for appraisal of such person’s shares to Confluent before the vote is taken on the proposal to adopt the merger agreement; (2) not vote, by remote communication or by proxy, in favor of the proposal to adopt the merger agreement; (3) continuously hold of record or beneficially own such person’s shares through the effective date of the merger; (4) otherwise comply with the procedures for exercising appraisal rights under the DGCL; and (5) not withdraw such person’s demand or otherwise lose such person’s right to appraisal. The failure to follow the procedures specified under the DGCL may result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of Class A common stock unless certain conditions are satisfied by the persons seeking appraisal, as described further below. The requirements under Section 262 for exercising appraisal rights are described in further detail in this proxy statement, which description is qualified in its entirety by Section 262. You may find an electronic copy of Section 262 at the following website, accessible without subscription or cost, which copy is incorporated in this proxy statement by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In the event of any inconsistency between the information contained in this summary, this proxy statement or any of the documents incorporated by reference and the actual text of Section 262, the actual text of Section 262 controls. All references in Section 262 and in this summary to a “stockholder” mean a holder of record of stock, unless otherwise expressly noted. All references in Section 262 and in this summary to a “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person, unless otherwise expressly noted. All references in Section 262 and in this summary to a “person” mean any individual, corporation, limited liability company, partnership, unincorporated association or other entity.
Material U.S. Federal Income Tax Consequences of the Merger
For U.S. federal income tax purposes, the receipt of cash by a U.S. holder (as defined in the section of this proxy statement captioned “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) in exchange for such U.S. holder’s shares of our Class A common stock in the merger generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. holder receives in the merger and such U.S. holder’s adjusted tax basis in the shares of our Class A common stock surrendered in the merger.
A Non-U.S. holder (as defined in the section of this proxy statement captioned “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of our Class A common stock for cash in the merger unless such Non-U.S. holder has certain connections to the United States, but may be subject to backup withholding tax unless the Non-U.S. holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding tax.
Stockholders should consult their tax advisors concerning the U.S. federal income tax consequences relating to the merger in light of their particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.

Regulatory Approvals Required for the Merger
Under the merger agreement, the merger cannot be completed until the waiting period (and any extension thereof) applicable to the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (which we refer to as the “HSR Act”), has been terminated or has expired.
Each of IBM and Confluent filed a Premerger Notification and Report Form under the HSR Act with the Antitrust Division of the Department of Justice (which we refer to as the “DOJ”) and the U.S. Federal Trade Commission (which we refer to as the “FTC”) in connection with the merger on December 12, 2025. The initial waiting period is 30 days and would therefore expire at 11:59 p.m., Eastern time, on January 12, 2026, though this period may be shortened if the reviewing agency grants “early termination,” may be restarted if the acquiring person voluntarily withdraws and re-files its Notification and Report Form, and may be extended if the reviewing agency issues a “second request.”
In addition to the U.S. antitrust-related clearance discussed above, Confluent and IBM are required to obtain approvals or authorizations in connection with certain antitrust and foreign investment laws in other specified jurisdictions.
There can be no assurance that IBM and Confluent will be able to obtain all required regulatory clearances and approvals in the timeframe required or at all. In addition, even if IBM and Confluent obtain all required regulatory clearances and approvals, and the merger proposal is approved by our stockholders, conditions may be placed on any such clearance or approval that could cause IBM to abandon the merger.
Financing of the Merger
There is no financing condition to the merger. IBM expects to pay the aggregate price per share from its cash on hand.
No Solicitation of Takeover Proposals
The merger agreement provides that Confluent will be subject to customary “no-shop” restrictions prohibiting Confluent and its representatives from soliciting alternative takeover proposals from, or participating in discussions or negotiations with, third parties regarding alternative takeover proposals (subject to limited exceptions).
Except as expressly permitted by the merger agreement, Confluent has agreed that it will not, and will not authorize or knowingly permit any of its subsidiaries, or any of its or its subsidiaries’ directors, officers, employees or any investment banker, attorney, accountant or other advisor or representative to, and will not publicly announce any intention to, directly or indirectly:
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solicit, initiate or knowingly encourage, or knowingly take any other action to facilitate, any takeover proposal;

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enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any third party any information regarding Confluent or its subsidiaries, or otherwise cooperate in any way with any third party, with respect to any takeover proposal; or

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execute or enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other similar agreement with a third party relating to any takeover proposal.

However, at any time prior to obtaining the requisite stockholder approval at the special meeting, in response to a bona fide written takeover proposal (which did not result from a breach of the non-solicitation provisions of the merger agreement) received after the date of the merger agreement that the Confluent Board determines in good faith constitutes, or would reasonably be expected to lead to, a superior proposal, Confluent may, and may permit and authorize its subsidiaries and representatives to, in each case, subject to compliance with the other requirements in the merger agreement:
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furnish information with respect to Confluent and its subsidiaries to the person making such takeover proposal (and its representatives) pursuant to a confidentiality agreement in effect as of the date of the merger agreement or entered into after the date of the merger agreement that comply with the terms of the merger agreement; and
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participate in discussions or negotiations with the person making such takeover proposal (and its representatives), and no other third party, regarding such takeover proposal.

For more information, see the section of this proxy statement captioned “The Merger Agreement — Additional Agreements — No Solicitation of Takeover Proposals.”
Change of Confluent Board’s Recommendation
Neither the Confluent Board nor any committee thereof may withhold, withdraw, qualify or modify in a manner adverse to IBM or Sub its recommendation that our stockholders vote to adopt the merger agreement or take certain similar actions other than, under certain circumstances, if the Confluent Board determines in good faith, after consultation with its outside legal counsel and Confluent’s financial advisor, that failure to do so would be inconsistent with the directors’ fiduciary duties under applicable law.
Moreover, neither the Confluent Board nor any committee thereof can withhold, withdraw, qualify or modify in a manner adverse to IBM or Sub its recommendation that our stockholders vote to adopt the merger agreement or take certain similar actions unless it complies with certain procedures in the merger agreement, including engaging in good faith negotiations with IBM during a specified period. If Confluent or IBM terminates the merger agreement under certain circumstances, including because the Confluent Board or a committee thereof withdraws its recommendation that our stockholders adopt the merger agreement, then Confluent must pay to IBM a termination fee. For more information, see the section of this proxy statement captioned “The Merger Agreement — Additional Agreements — Change of Recommendation.”
Conditions to the Closing of the Merger
The respective obligations of Confluent, IBM and Sub to effect the merger are subject to the satisfaction or waiver on or prior to the closing date of the following conditions:
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the adoption of the merger agreement by our stockholders;

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the expiration or termination of the applicable waiting period under the HSR Act and the obtainment, termination or expiration, as applicable, of any approval, clearance or waiting period under antitrust or foreign investment laws in certain specified non-U.S. jurisdictions, in each case without the imposition of a burdensome condition (as defined in the section of this proxy statement captioned “The Merger Agreement — Additional Agreements — Efforts to Complete the Merger”); and

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the absence of any (1) temporary restraining order, preliminary or permanent injunction, or other judgment or law issued by any court of competent jurisdiction or other governmental entity of competent jurisdiction in certain jurisdictions preventing or materially restraining the consummation of the merger or imposing, individually or in the aggregate, a burdensome condition (we refer to these, collectively, as a “legal restraint”), and (2) any action or proceeding by a governmental entity before any court or other governmental entity of competent jurisdiction in certain jurisdictions seeking to temporarily or permanently enjoin, restrain or otherwise prohibit consummation of the merger or impose a legal restraint.

The obligations of IBM and Sub to effect the merger are further subject to the satisfaction or waiver on or prior to the closing date of the following conditions:
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the representations and warranties of Confluent set forth in the merger agreement being true and correct, subject to applicable materiality or other qualifiers, as of the closing date (or the earlier date as of which such representation or warranty was specifically made);

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Confluent having performed in all material respects all covenants and agreements in the merger agreement required to be performed by it at or prior to the closing date;

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since the date of the merger agreement, no material adverse effect having occurred of which the existence or consequences are still continuing; and

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IBM having received a certificate signed on behalf of Confluent by the Chief Executive Officer or the Chief Financial Officer of Confluent, certifying that the conditions set forth in the preceding bullet points of this paragraph have been satisfied.

The obligation of Confluent to effect the merger is further subject to the satisfaction or waiver on or prior to the closing date of the following conditions:
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the representations and warranties of IBM and Sub set forth in the merger agreement being true and correct as of the closing date (or the earlier date as of which such representation or warranty was specifically made), except for any such failure to be true and correct that would not, individually or in the aggregate, reasonably be expected to, prevent, materially impair or materially delay beyond the termination date, the consummation of the merger;

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IBM and Sub having performed in all material respects all covenants and agreements in the merger agreement required to be performed by them at or prior to the closing date; and

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Confluent having received a certificate signed on behalf of IBM by the Chief Executive Officer or the Chief Financial Officer of IBM, certifying that conditions set forth in the preceding bullet points in this paragraph have been satisfied.

Termination
The merger agreement may be terminated, and the merger may be abandoned, at any time prior to the effective time:
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by the mutual written consent of Confluent, IBM and Sub;

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by either IBM or Confluent, if:

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the merger has not been consummated by December 7, 2026, which may be extended to as late as June 7, 2027 in the event that all conditions to closing other than those conditions relating to antitrust law, foreign investment law or other legal restraints have been satisfied (we refer to the date, including if and as extended, as the “termination date”);

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any final and non-appealable legal restraint is in effect; or

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the special meeting has been held and the Confluent stockholders did not adopt the merger agreement;

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by IBM, if:

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Confluent has breached any of its representations or warranties, or failed to perform any of its covenants or agreements, such that any of the applicable closing conditions for the benefit of IBM would not be satisfied and the breach or failure to perform is incapable of being cured or not cured within the requisite period (if applicable); or

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prior to the merger agreement being adopted by our stockholders, and subject to compliance with the procedures set forth in the merger agreement, the Confluent Board or a committee thereof has made an adverse recommendation change (as defined below); or

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by Confluent, if:

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IBM has breached any of its representations or warranties, or failed to perform any of its covenants or agreements, such that any of the applicable closing conditions for the benefit of Confluent would not be satisfied and the breach or failure to perform is incapable of being cured or not cured within the requisite period (if applicable); or

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prior to the merger agreement being adopted by our stockholders, and subject to compliance with the procedures set forth in the merger agreement, Confluent has received a superior proposal to acquire Confluent and substantially concurrently with such termination Confluent enters into a definitive agreement for the transaction contemplated by that superior proposal and pays the termination fee described in the section of this proxy statement captioned “The Merger Agreement — Termination of the Merger Agreement and Expenses.”

Termination Fee
Under the merger agreement, Confluent will be required to pay IBM a termination fee equal to $453,600,000 in connection with a termination of the merger agreement under the following circumstances:
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if, prior to the special meeting, a takeover proposal for a majority of our common stock or our assets has been made or publicly announced and thereafter:

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the merger agreement is terminated by:

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IBM because Confluent has breached certain representations and warranties, or failed to perform any of its covenants or agreements, such that any of the applicable closing conditions for the benefit of IBM would not be satisfied and the breach or failure to perform is incapable of being cured or not cured within the requisite period (if applicable);

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Confluent because the merger has not been consummated prior to the termination date, including any extensions thereof, but only if, as of such termination, the special meeting has not been held; or

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either IBM or Confluent after the special meeting has been held and the requisite stockholder approval to adopt the merger agreement was not obtained; and

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within 12 months after such termination, Confluent or any of its subsidiaries enters into any definitive agreement to consummate a takeover proposal for a majority of our common stock or Confluent’s assets (or any such takeover proposal is consummated);

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if the merger agreement is terminated by IBM, prior to the merger agreement being adopted by Confluent’s stockholders, because an adverse recommendation change has occurred; or

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if the merger agreement is terminated by Confluent in order to enter into a definitive agreement for a superior proposal, subject to compliance with certain procedures in the merger agreement, including engaging in good faith negotiations with IBM during a specified period.

The merger agreement does not contain a “reverse termination fee” provision pursuant to which IBM would be required to pay Confluent a fee in connection with the termination of the merger agreement.
The Voting Agreement
Simultaneously with the execution of the merger agreement, certain stockholders of Confluent entered into a voting agreement (which we refer to as the “voting agreement”) with IBM, Sub and Confluent. As of December 7, 2025, these stockholders represented approximately 62 percent of the voting power of the outstanding shares of our common stock. Pursuant to the voting agreement, the applicable stockholders have agreed, among other things, to vote their shares of our common stock (1) in favor of the adoption of the merger agreement, the merger and the transactions contemplated thereby; and (2) in the manner specified in the voting agreement on certain other matters. However, in the event of an adverse recommendation change (as defined below) by the Confluent Board or a committee thereof in compliance with the terms of the merger agreement, the voting agreement only obligates these stockholders to vote an aggregate of 35 percent of the voting power of the outstanding shares of our common stock in the manner specified in the voting agreement. The voting agreement also contains customary restrictions on the transfer of shares of our common stock and conversion of shares of Class B common stock held by these stockholders, subject to certain exceptions. The foregoing description of the voting agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the voting agreement, a copy of which is attached hereto as Annex B and is incorporated by reference.
Delisting and Deregistration of Our Common Stock
If the merger is completed, our common stock will no longer be traded on Nasdaq and will be deregistered under the Securities Exchange Act of 1934 (which we refer to as the “Exchange Act”). At that time, we will no longer be required to file periodic reports, current reports and proxy and information statements with the Securities and Exchange Commission (which we refer to as the “SEC”) with respect to our Class A common stock.
Effect on Confluent if the Merger is Not Completed
If the merger is not completed for any reason, our stockholders will not receive or be entitled to any payment for their shares of our common stock in connection with the merger. Instead:
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we will remain an independent public company;

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our Class A common stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act;

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we will continue to file periodic reports with the SEC; and

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under certain circumstances specified in the merger agreement, Confluent would be required to pay IBM a termination fee equal to $453,600,000.

QUESTIONS AND ANSWERS
The following questions and answers address some commonly asked questions regarding the merger, the merger agreement and the special meeting. These questions and answers may not address all questions that are important to you. We encourage you to carefully read the more detailed information contained elsewhere in this proxy statement, including the annexes to this proxy statement and the other documents to which we refer in this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement captioned “Where You Can Find More Information.”
Questions About the Merger and the Treatment of Our Common Stock in the Merger
Q:
Why am I receiving these materials?

A:
On December 8, 2025, we announced that Confluent agreed to be acquired by IBM and that we entered into the merger agreement on December 7, 2025. Under the merger agreement, IBM will acquire Confluent for $31.00 in cash per share of our common stock, without interest and less any applicable withholding taxes. In order to complete the merger, our stockholders must vote to approve the proposal to adopt the merger agreement at the special meeting. See the section of this proxy statement captioned “The Merger Agreement — Conditions to the Closing of the Merger.” The Confluent Board is furnishing this proxy statement and form of proxy card to the holders of shares of our common stock in connection with the solicitation of proxies of our stockholders to be voted at the special meeting.

This proxy statement, which you should read carefully, contains important information about the merger, the merger agreement, the special meeting and the matters to be voted on at the special meeting. The enclosed materials allow you to submit a proxy to vote your shares of our common stock without attending the special meeting and to ensure that your shares of our common stock are represented and voted at the special meeting.
Your vote is very important. Even if you plan to attend the special meeting, we encourage you to submit a proxy as soon as possible.
Q:
What is the proposed merger and what effects will it have on Confluent?

A:
The proposed merger will result in the acquisition of Confluent by IBM. If the proposal to adopt the merger agreement is approved by our stockholders and the other closing conditions under the merger agreement are satisfied or waived, then Sub will merge with and into Confluent, with Confluent continuing as the surviving corporation. As a result of the merger, Confluent will become a wholly owned subsidiary of IBM, and our Class A common stock will no longer be publicly traded and will be delisted from Nasdaq. In addition, our Class A common stock will be deregistered under the Exchange Act, and we will no longer be required to file periodic reports, current reports and proxy statements with the SEC. If the merger is completed, holders of our Class A common stock will not own any shares of common stock of the surviving corporation.

Q:
What will I receive if the merger is completed?

A:
Upon completion of the merger, you will be entitled to receive $31.00 in cash, without interest and less any applicable withholding taxes, for each share of our common stock that you own immediately prior to the effective time of the merger, subject to certain limited exceptions set forth in the merger agreement, including if you have properly exercised, and not validly withdrawn or subsequently lost, your appraisal rights under the DGCL and certain other conditions under the DGCL are satisfied. For example, if you own 100 shares of our common stock immediately prior to the effective time of the merger and you do not properly exercise your appraisal rights under the DGCL, you will receive $3,100.00 in cash in exchange for such shares of our common stock, without interest and less any applicable withholding taxes.

Q:
How does the per share price compare to the market price of Confluent’s Class A common stock?

A:
This amount represents a premium of approximately 35 percent to Confluent’s 30-day volume weighted average price as of December 5, 2025.

Q:
Will I be subject to U.S. federal income tax upon the exchange of common stock for cash pursuant to the merger?

A:
For U.S. federal income tax purposes, the receipt of cash by a U.S. holder (as defined in the section of this proxy statement captioned “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) in exchange for such U.S. holder’s shares of our Class A common stock in the merger generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. holder receives in the merger and such U.S. holder’s adjusted tax basis in the shares of our Class A common stock surrendered in the merger.

A Non-U.S. holder (as defined in the section of this proxy statement captioned “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of our common stock for cash in the merger unless such Non-U.S. holder has certain connections to the United States, but may be subject to backup withholding tax unless the Non-U.S. holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding tax.
You should consult your own tax advisor to determine the U.S. federal income tax consequences relating to the merger in light of your own particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction. This discussion is provided for general information only and does not constitute legal or tax advice to any holder. A more complete description of material U.S. federal income tax consequences of the merger is provided in the section of this proxy statement captioned “The Merger — Material U.S. Federal Income Tax Consequences of the Merger.”
Q:
When do you expect the merger to be completed?

A:
We currently expect to complete the merger by the middle of 2026. However, the exact timing of completion of the merger, if at all, cannot be predicted because the merger is subject to the closing conditions specified in the merger agreement, many of which are outside of our control.

Q:
What governmental and regulatory approvals are required?

A:
Under the merger agreement, the merger cannot be completed until the waiting period (and any extension thereof) applicable to the merger under the HSR Act has expired or otherwise been terminated.

Each of IBM and Confluent filed a Premerger Notification and Report Form under the HSR Act with the DOJ and the FTC in connection with the merger on December 12, 2025. The initial waiting period is 30 days and would therefore expire at 11:59 p.m., Eastern time, on January 12, 2026, though this period may be shortened if the reviewing agency grants “early termination,” may be restarted if the acquiring person voluntarily withdraws and re-files its Notification and Report Form, and may be extended if the reviewing agency issues a “second request.”
In addition to the U.S. antitrust-related clearance discussed above, Confluent and IBM are required to obtain approvals or authorizations in connection with certain antitrust and foreign investment laws in other specified jurisdictions.
Q:
Am I entitled to appraisal rights under the DGCL?

A:
If the merger is consummated, our stockholders (including beneficial owners of shares of our common stock) who (1) do not vote in favor of the proposal to adopt the merger agreement; (2) continuously hold their shares of our common stock through the effective time; (3) properly perfect appraisal of their applicable shares of our common stock; (4) meet certain other conditions and statutory requirements described in this proxy statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their shares of our common stock in connection with the merger under Section 262 if certain conditions set forth in Section 262 of the DGCL are satisfied. This means that these persons will be entitled to have their shares of our common stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of our common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown or as otherwise provided in Section 262) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the effective date of the merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to each person seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares of our common stock as determined by the Delaware Court of Chancery; and (2) interest accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, persons who wish to seek appraisal of their shares of our common stock are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.
The DGCL requirements for exercising appraisal rights are described in additional detail in the section of this proxy statement captioned “The Merger — Appraisal Rights.”
Questions About the Treatment of Equity Awards in the Merger
Q:
What will happen to Confluent equity awards?

A:
Generally speaking, Confluent equity awards will be treated as follows:

•
Confluent Options.   At the effective time, each Confluent option will be canceled in exchange for the right to receive the option payment, subject to applicable withholding taxes.

•
Confluent RSUs.

•
At the effective time, each cashed-out Confluent RSU will be canceled in exchange for the right to receive the RSU payment, subject to applicable withholding taxes.

•
At the effective time, each rollover Confluent RSU will be converted into an IBM RSU with respect to a number of shares of IBM common stock determined by multiplying (1) the number of shares of our common stock subject to such rollover Confluent RSU immediately prior to the effective time by (2) the exchange ratio, and rounded down to the nearest whole share. Such IBM RSU will be subject to substantially the same terms and conditions (including the same vesting and acceleration terms, as applicable) as were applicable to the rollover Confluent RSU.

Q:
What will happen to the ESPP?

A:
Under the merger agreement, we are required to take action to provide for the following with respect to the ESPP:

•
participation in the ESPP is now limited to those employees who are participants on December 7, 2025;

•
except to the extent necessary to maintain the status of the ESPP as an “employee stock purchase plan” within the meaning of Section 423 of the Code and the U.S. Treasury Regulations thereunder, participants in the ESPP may not increase their payroll deduction elections or rate of contributions from those in effect on December 7, 2025, or make any separate non-payroll contributions to the ESPP on or following December 7, 2025;

•
no ESPP offering period will commence after December 7, 2025;

•
if the closing of the merger occurs before the end of any offering period under the ESPP that remained ongoing as of December 7, 2025, then the amounts credited to the accounts of participants in such offering period will be used to purchase shares of our Class A common stock (rounded down to the nearest whole share) within 10 business days (or such other period specified by the Confluent Board or its designee) prior to the closing of the merger under the outstanding purchase rights for such offering period, and such purchase rights will terminate immediately after such purchase;
•
the ESPP will terminate as of the effective time; and

•
following such termination of the ESPP, any remaining amounts credited to the accounts of participants in the ESPP shall be distributed to such participants following the effective time.

Questions About the Special Meeting
Q:
When and where is the special meeting?

A:
The special meeting will take place on [•], 2026, at [•], Pacific Time. You may attend the special meeting via a live interactive webcast on the internet at www.virtualshareholdermeeting.com/CFLTSM2026. You will be able to listen to the special meeting live and vote online. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares).

Q:
What am I being asked to vote on at the special meeting?

A:
You are being asked to vote on the following proposals:

•
Proposal 1:   to adopt the merger agreement;

•
Proposal 2:   to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Confluent to our named executive officers in connection with the merger; and

•
Proposal 3:   to approve any proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Q:
Who is entitled to vote at the special meeting?

A:
All of our stockholders as of the close of business on [•], 2026, which is the record date for the special meeting, are entitled to vote their shares of our Class A common stock and Class B common stock at the special meeting. As of the close of business on the record date, there were [•] shares of our Class A common stock and [•] shares of our Class B common stock outstanding and entitled to vote at the special meeting. Each share of our Class A common stock outstanding as of the record date is entitled to one vote per share on each matter properly brought before the special meeting, and each share of our Class B common stock outstanding as of the record date is entitled to 10 votes per share on each matter properly brought before the special meeting.

Q:
What is a quorum?

A:
A quorum is the minimum number of shares (or holders of shares) required to be present at the special meeting for it to be properly held under our bylaws and the DGCL. The holders of a majority of the voting power of the outstanding shares of our common stock entitled to vote at the special meeting, present by remote communication or represented by proxy duly authorized, will constitute a quorum at the special meeting.

Q:
How may I vote?

A:
If you are a stockholder of record (that is, if your shares of our common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A.), there are four ways to vote:

•
by proxy, by signing, dating and returning the enclosed proxy card (a prepaid reply envelope is provided for your convenience);

•
by proxy, by visiting the internet address on your proxy card;

•
by proxy, by calling the toll-free (within the United States or Canada) phone number on your proxy card; or

•
by attending the special meeting and voting at the special meeting using the control number on the enclosed proxy card.

The control number located on your proxy card is designed to verify your identity and allow you to vote your shares of our common stock and to confirm that your voting instructions have been properly recorded when voting electronically over the internet or by telephone. Although there is no charge for voting your shares, if you vote electronically over the internet or by telephone, you may incur costs such as internet access and telephone charges for which you will be responsible.
Even if you plan to attend the special meeting, you are strongly encouraged to vote your shares of our common stock by proxy. If you are a stockholder of record or if you obtain a “legal proxy” to vote shares that you beneficially own, you may still vote your shares of our common stock at the special meeting even if you have previously voted by proxy. If you attend the special meeting and vote at the special meeting, your vote will revoke any previously submitted proxy.
If your shares of our common stock are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting instruction form provided by your bank, broker or other nominee, or, if such a service is provided by your bank, broker or other nominee, electronically over the internet or by telephone. To vote over the internet or by telephone through your bank, broker or other nominee, you should follow the instructions on the voting instruction form provided by your bank, broker or other nominee. However, because you are not the stockholder of record, you may not vote your shares at the special meeting unless you provide a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.
Q:
May I attend the special meeting and vote at the special meeting?

A:
Yes. You may attend the special meeting via a live interactive webcast on the internet at www.virtualshareholdermeeting.com/CFLTSM2026. You will be able to listen to the special meeting live and vote online. The special meeting will begin at [•], Pacific Time, on [•], 2026. Online check-in will begin a few minutes prior to the special meeting. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares of our common stock). As the special meeting is virtual, there will be no physical meeting location.

Even if you plan to attend the special meeting, to ensure that your shares will be represented at the special meeting, we encourage you to sign, date and return the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card). If you attend the special meeting and vote at the special meeting, your vote will revoke any proxy previously submitted.
If, as of the record date, you are a beneficial owner of shares held in “street name,” you may not vote your shares at the special meeting unless you provide a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting. Otherwise, you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided by your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting or be voted at the special meeting, and, if a quorum is present, that will have the same effect as voting “AGAINST” the proposal to adopt the merger agreement.
Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares of our common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, to be the

“stockholder of record.” If you are a stockholder of record, this proxy statement and your proxy card have been sent directly to you by or on behalf of Confluent. As a stockholder of record, you may attend the special meeting and vote your shares at the special meeting using the control number on the enclosed proxy card. You may also vote by proxy, which involves granting your voting rights to a third party as described on the enclosed proxy card.
If your shares of our common stock are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares of our common stock held in “street name.” If you are a beneficial owner of shares of our common stock held in “street name,” this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting. You are also invited to attend the special meeting. However, because you are not the stockholder of record, you may not vote your shares at the special meeting unless you provide a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.
Q:
If my broker holds my shares in “street name,” will my bank, broker or other nominee automatically vote my shares for me?

A:
No. Your bank, broker or other nominee is only permitted to vote your shares of our common stock on any proposal currently scheduled to be considered at the special meeting if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee to vote your shares of our common stock. Without your instructions, your shares will not be counted for the purpose of obtaining a quorum and your shares will not be voted on any of the proposals, which will have the same effect as if you voted “AGAINST” the proposal to adopt the merger agreement, but, assuming a quorum is present, will have no effect on the outcome of the other proposals being considered at the special meeting.

Q:
What is a proxy?

A:
A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of our common stock. The written document describing the matters to be considered and voted on at the special meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of our common stock is called a “proxy card.” You may follow the instructions on the enclosed proxy card to designate a proxy by telephone or by the internet, or by signing, dating and returning the enclosed proxy card. The Confluent Board has designated the individuals named in the proxy card as the proxy holders for the special meeting.

Q:
If a stockholder gives a proxy, how are the shares voted?

A:
Regardless of the method you choose to grant your proxy, the individuals named on the enclosed proxy card will vote your shares in the way that you direct.

If you sign, date and return your proxy card but do not mark the boxes showing how your shares should be voted on a matter, or if you do not indicate how you wish to vote when designating a proxy by telephone or by the internet, the shares represented by your properly authorized proxy will be voted as recommended by the Confluent Board with respect to that matter. This means that, as applicable, they will be voted: (1) “FOR” the proposal to adopt the merger agreement; (2) “FOR” the proposal to approve, on a non-binding, advisory basis, compensation that will or may become payable by Confluent to our named executive officers in connection with the merger; and (3) “FOR” any proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
Q:
Why did Confluent choose to hold a virtual special meeting?

A:
The Confluent Board decided to hold the special meeting virtually in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies. We believe this is the right choice for a company with a global footprint. A virtual special meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information, while saving us and our stockholders time and money. We also believe that the online tools that we have selected will increase stockholder communication. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication.
Q:
May I change my vote after I have mailed my signed and dated proxy card?

A:
Yes. If you are a stockholder of record entitled to vote at the special meeting, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:

•
signing another proxy card with a later date and returning it to us prior to the special meeting;

•
submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy;

•
delivering a written notice of revocation to our Corporate Secretary; or

•
attending the special meeting and voting at the special meeting using the control number on the enclosed proxy card.

If you hold your shares in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the special meeting if you obtain a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.
Q:
What vote is required to approve the proposal to adopt the merger agreement?

A:
The affirmative vote of a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote (voting together as a single class) on the proposal is required to adopt the merger agreement. You may vote “FOR,” “AGAINST” or “ABSTAIN” when voting on this proposal.

The failure of any stockholder of record to (1) submit a signed proxy card; (2) grant a proxy over the internet or by telephone; or (3) attend and vote at the special meeting will, in each case, have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement. If you hold your shares in “street name,” the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement. Abstentions will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.
Q:
What vote is required to approve (1) the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Confluent to our named executive officers in connection with the merger; and (2) any proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting?

A:
Approval of the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Confluent to our named executive officers in connection with the merger requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present by remote communication or represented by proxy duly authorized at the special meeting and entitled to vote on the proposal.

Approval of any proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present by remote communication or represented by proxy duly authorized at the special meeting and entitled to vote on the proposal.
You may vote “FOR,” “AGAINST” or “ABSTAIN” when voting on these proposals.

The failure of any stockholder of record to (1) submit a signed proxy card; (2) grant a proxy over the internet or by telephone; or (3) vote at the special meeting will not have any effect on the outcome of either of the proposals described above, except to the extent that such failure affects obtaining a quorum at the meeting. If you hold your shares in “street name,” the failure to instruct your bank, broker or other nominee how to vote your shares will not have any effect on these proposals, except to the extent that such failure affects obtaining a quorum at the meeting. In all cases, abstentions will have the effect of a vote “AGAINST” these proposals.
Q:
Are any stockholders obligated to vote in a certain way?

A:
Yes. Simultaneously with the execution of the merger agreement, certain stockholders of Confluent entered into the voting agreement. As of December 7, 2025, these stockholders represented approximately 62 percent of the voting power of the outstanding shares of our common stock. Pursuant to the voting agreement, the applicable stockholders have agreed, among other things, to vote their shares of our common stock (1) in favor of the adoption of the merger agreement and the transactions contemplated thereby; and (2) in the manner specified in the voting agreement on certain other matters. However, if the Confluent Board or a committee thereof has made an adverse recommendation change in compliance with the terms of the merger agreement, then the voting agreement only obligates these stockholders to vote an aggregate of 35 percent of the voting power of the outstanding shares of our common stock in the manner specified in the voting agreement. The voting agreement also contains customary restrictions on the transfer of shares of our common stock and conversion of shares of Class B common stock held by these stockholders, subject to certain exceptions.

Q:
What do I need to do now?

A:
We encourage you to read this proxy statement, the annexes to this proxy statement and the documents that we refer to or incorporate by reference in this proxy statement carefully and in their entirety and consider how the merger affects you.

Then, even if you expect to attend the special meeting, please sign, date and return, as promptly as possible, the enclosed proxy card (a prepaid reply envelope is provided for your convenience), or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card), so that your shares can be voted at the special meeting. If you hold your shares in “street name,” please refer to the voting instruction form provided by your bank, broker or other nominee for information on how to vote your shares. Please do not send your stock certificates with your proxy card. If you attend the special meeting and vote at the special meeting, your vote will revoke any previously submitted proxy.
Q:
How does the Confluent Board recommend that I vote?

A:
The Confluent Board unanimously recommends that you vote: (1) “FOR” the proposal to adopt the merger agreement; (2) “FOR” the proposal to approve, on a non-binding, advisory basis, compensation that will or may become payable by Confluent to our named executive officers in connection with the merger; and (3) “FOR” the proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Q:
What happens if the merger is not completed?

A:
If the merger is not completed for any reason, our stockholders will not receive or be entitled to any payment for their shares of our common stock in connection with the merger. Instead: (1) we will remain an independent public company; (2) our Class A common stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC.

In specified circumstances in which the merger agreement is terminated, Confluent has agreed to pay IBM (or its designee) a termination fee. For more information, see the section of this proxy statement captioned “The Merger Agreement — Termination of the Merger Agreement and Expenses.”

Q:
What is the compensation that will or may become payable by Confluent to our named executive officers in connection with the merger?

A:
The compensation that will or may become payable by Confluent to our named executive officers in connection with the merger is certain compensation that is tied to or based on the merger and payable to certain of Confluent’s named executive officers pursuant to underlying plans and arrangements that are contractual in nature. Compensation that will or may become payable by IBM or its affiliates (including, following the consummation of the merger, the surviving corporation) to Confluent’s named executive officers in connection with or following the merger is not subject to this advisory vote. For further information, see the section of this proxy statement captioned “Proposal 2: Approval, on a Non-Binding, Advisory Basis, of Certain Merger-Related Executive Compensation.”

Q:
Why am I being asked to cast a vote to approve the compensation that will or may become payable by Confluent to our named executive officers in connection with the merger?

A:
Confluent is required pursuant to Section 14A of the Exchange Act to seek stockholder approval, on a non-binding, advisory basis, of compensation that will or may become payable by Confluent to our named executive officers in connection with the merger. Approval of the compensation that will or may become payable by Confluent to our named executive officers in connection with the merger is not required to consummate the merger.

Q:
What will happen if Confluent’s stockholders do not approve the compensation that will or may become payable by Confluent to our named executive officers in connection with the merger?

A:
Approval of the compensation that will or may become payable by Confluent to our named executive officers in connection with the merger is not a condition to consummation of the merger. This is an advisory vote and will not be binding on Confluent or IBM. The underlying plans and arrangements providing for such compensation are contractual in nature and are not, by their terms, subject to stockholder approval.

Accordingly, if the merger agreement is adopted by our stockholders and the merger is consummated, the compensation that will or may become payable by Confluent to our named executive officers in connection with the merger will or may be paid to Confluent’s named executive officers even if our stockholders do not approve such compensation.
Q:
Should I send in my stock certificates now?

A:
No. After the merger is completed, any holders of physical stock certificates will receive a letter of transmittal containing instructions for how to send your stock certificates to the paying agent in order to receive the appropriate cash payment for the shares of our common stock represented by your stock certificates. Unless you are seeking appraisal, you should use the letter of transmittal to exchange your stock certificates for the cash payment to which you are entitled. Please do not send your stock certificates with your proxy card.

If you hold your shares of our common stock in book-entry form, you will not receive a letter of transmittal. Instead, the paying agent will pay you the appropriate portion of the merger consideration in a process that is expected to be automatic to you.
Q:
What happens if I sell or transfer my shares of common stock after the record date but before the special meeting?

A:
The record date for the special meeting is earlier than the date of the special meeting and the expected closing date of the merger. If you sell or transfer your shares of our common stock after the record date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or transfer your shares of our common stock and each of you notifies Confluent in writing of such special arrangements, you will transfer the right to receive an amount in cash equal to the per share price with respect to such shares, if the merger is completed, to the person to whom you sell or transfer your shares, but you will retain your right to vote those shares at the special meeting. Even if you sell or transfer your shares of our common stock after the record date, we encourage you to sign, date and return the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card), or follow the voting instructions received from your brokerage firm, bank or other nominee.
Q:
What should I do if I receive more than one set of voting materials?

A:
Please sign, date and return (or grant your proxy electronically over the internet or by telephone for) each proxy card and voting instruction form that you receive to ensure that all of your shares are voted.

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms, if your shares are registered differently or are held in more than one account. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote each proxy card and voting instruction form that you receive.
Q:
Where can I find the voting results of the special meeting?

A:
If available, Confluent may announce preliminary voting results at the conclusion of the special meeting. Confluent intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the special meeting. All reports that Confluent files with the SEC are publicly available when filed. For more information, see the section of this proxy statement captioned “Where You Can Find More Information.”

Q:
Do any of Confluent’s directors or officers have interests in the merger that may differ from those of Confluent stockholders generally?

A:
Yes. In considering the recommendation of the Confluent Board with respect to the proposal to adopt the merger agreement, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, the interests of our stockholders generally. The Special Committee and Confluent Board were aware of and considered these interests to the extent that they existed at the time, among other matters, in (1) evaluating and negotiating the merger agreement; (2) approving the merger agreement and the merger; and (3) unanimously recommending that the merger agreement be adopted by our stockholders. For more information, see the section of this proxy statement captioned “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger.”

Q:
Who can help answer my questions?

A:
If you have any questions concerning the merger, the special meeting or this proxy statement, would like additional copies of the accompanying proxy statement or need help submitting your proxy or voting your shares of our common stock, please contact our proxy solicitor:

MacKenzie Partners, Inc.
7 Penn Plaza, Suite 503
New York, New York 10001
Stockholders may call toll free: (800) 322-2885
Banks and Brokers may call collect: (212) 929-5500

FORWARD-LOOKING STATEMENTS
This proxy statement, the documents to which we refer you in this proxy statement and the information included in oral statements or other written statements made or to be made by us or on Confluent’s behalf may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbor created by such sections and other applicable laws. Such forward-looking statements include: (1) statements relating to the merger, including the expected timing of the closing of the merger; (2) considerations taken into account by the Confluent Board in approving the merger; (3) the value of the merger to our stockholders; and (4) expectations for us following the closing of the merger or termination of the merger agreement. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “might,” “ongoing” or similar expressions and the negatives of those terms. These forward-looking statements are based on Confluent management’s beliefs and assumptions and on information currently available. There can be no assurance that the merger will in fact be consummated.
These forward-looking statements involve risks and uncertainties, and if any of these risks or uncertainties materialize, or if any of Confluent’s assumptions prove incorrect, Confluent’s actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include those associated with:
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the possibility that the conditions to the closing of the merger are not satisfied (or waived), including the risk that required approvals from our stockholders for the merger or required regulatory approvals to consummate the merger are not obtained, on a timely basis or at all;

•
the occurrence of any event, change or other circumstance that could give rise to the right to terminate the merger agreement, including in circumstances requiring us to pay a termination fee;

•
uncertainties as to the timing of the consummation of the merger and the ability of each party to consummate the merger;

•
the nature, cost and outcome of any legal proceeding that may be instituted against us and others relating to the merger;

•
global economic volatility, macroeconomic political, legislative, and regulatory developments, geopolitical conflict or competitive pressures, or changes in such conditions, negatively affecting our markets, customers, business, operations and financial performance;

•
the effect of the announcement or pendency of the merger on our business partners or other business relationships, customers, operating results and business generally, and the response of competitors to the merger;

•
possible disruption related to the merger to our ongoing business operations and opportunities, including risks related to the loss of customers and the diversion of the time and attention of Confluent management or employees during the pendency of the merger;

•
risks that the pendency of the merger affects our current operations or our ability to retain or recruit employees;

•
the amount of the costs, fees, expenses and charges related to the merger agreement or the merger;

•
the risk that our stock price may fluctuate during the pendency of the merger and may decline significantly if the merger is not completed on the terms reflected in the merger agreement, or at all;

•
the restraints on our ability to solicit other acquisition proposals from third parties during the pendency of the merger;

•
the reality that we will forgo the opportunity to realize the potential long-term value of the successful execution of Confluent’s current strategy as an independent company if the merger is completed; and

•
other risks and uncertainties detailed in the periodic reports that we file with the SEC, including our most recent Annual Report on Form 10-K filed with the SEC on February 18, 2025, and our Quarterly Report on Form 10-Q filed with the SEC on October 27, 2025.

All forward-looking statements contained or referred to in this proxy statement are based on information available to us as of the date of this proxy statement, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date of this proxy statement, except as required by law. We expressly qualify in their entirety all forward-looking statements attributable to either us or any person acting on our behalf by the cautionary statements contained or referred to in this proxy statement.

THE SPECIAL MEETING
Date, Time and Place
We will hold the special meeting on [•], 2026, at [•], Pacific Time. You may attend the special meeting via a live interactive webcast on the internet at www.virtualshareholdermeeting.com/CFLTSM2026. You will be able to listen to the special meeting live and vote online. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares). We believe that a virtual meeting provides expanded access, improved communication and cost savings for our stockholders.
If you encounter technical difficulties accessing the special meeting or during the special meeting, a support line will be available on the login page of the special meeting website.
Purpose of the Special Meeting
At the special meeting, we will ask stockholders to vote on the following proposals:
•
Proposal 1:   to adopt the merger agreement;

•
Proposal 2:   to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Confluent to our named executive officers in connection with the merger; and

•
Proposal 3:   to approve any proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Record Date; Shares Entitled to Vote
You are entitled to vote at the special meeting if you owned shares of our Class A common stock or Class B common stock as of the close of business on the record date.
As of the close of business on the record date, there were [•] shares of our Class A common stock outstanding and entitled to vote at the special meeting. For each share of our Class A common stock that you owned as of the close of business on the record date, you will have one vote on each matter submitted for a vote at the special meeting. As of the close of business on the record date, there were [•] shares of our Class B common stock outstanding and entitled to vote at the special meeting. For each share of our Class B common stock that you owned as of the close of business on the record date, you will have 10 votes on each matter submitted for a vote at the special meeting.
In the aggregate, [•] shares of our common stock are outstanding and entitled to vote at the special meeting, representing a total of [•] votes.
A list of our stockholders entitled to vote at the special meeting will be available in our principal executive offices located at 899 W. Evelyn Avenue, Mountain View, California 94041 during regular business hours for a period of 10 days ending on the day before the special meeting.
Quorum
A quorum is the minimum number of shares (or holders of shares) required to be present at the special meeting for it to be properly held under our bylaws and the DGCL. The holders of a majority of the voting power of the outstanding shares of our common stock entitled to vote at the special meeting, present by remote communication or represented by proxy duly authorized, will constitute a quorum at the special meeting.
Attending the Special Meeting
The special meeting will begin at [•], Pacific Time, on [•], 2026. Online check-in will begin a few minutes prior to the special meeting. We encourage you to access the meeting prior to the start time. As the special meeting is virtual, there will be no physical meeting location.

To attend the special meeting, log in at www.virtualshareholdermeeting.com/CFLTSM2026. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares). If you encounter technical difficulties accessing the special meeting or during the special meeting, a support line will be available on the login page of the special meeting website.
Once online access to the special meeting is open, stockholders may submit questions pertinent to special meeting matters through the special meeting website. You may need the control number found on your proxy card or voting instruction form in order to submit questions. Questions pertinent to special meeting matters will be answered during the meeting, subject to time constraints and any rules of conduct adopted with respect to the special meeting.
Vote Required; Abstentions and Broker Non-Votes
Approval of the proposal to adopt the merger agreement requires the affirmative vote of a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote on the proposal (voting together as a single class). Adoption of the merger agreement by our stockholders is a condition to the closing of the merger.
Approval, on a non-binding, advisory basis, of the compensation that will or may become payable by Confluent to our named executive officers in connection with the merger requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present by remote communication or represented by proxy duly authorized at the special meeting and entitled to vote on the proposal.
Approval of any proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present by remote communication or represented by proxy duly authorized at the special meeting and entitled to vote on the proposal.
If a stockholder abstains from voting, that abstention will have the same effect as if the stockholder voted “AGAINST” the proposal to adopt the merger agreement and the other proposals being considered at the special meeting.
When a beneficial owner of shares held in “street name” does not give voting instructions to his or her broker, bank or other nominee holding his or her shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other nominee cannot vote the shares. When there is at least one “routine” matter that the broker, bank or other nominee votes on, the shares that are un-voted on “non-routine” matters are counted as “broker non-votes.” Because there are no “routine” matters that banks, brokers and other nominees may vote on at the special meeting, there will be no “broker non-votes.”
Shares Held by Confluent’s Directors and Executive Officers
As of the record date, Confluent’s directors and executive officers and certain of their affiliates that hold shares of our common stock beneficially owned and were entitled to vote, in the aggregate, [•] shares of our Class A common stock and [•] shares of our Class B common stock, representing approximately [•] percent of the voting power of all of the shares of our common stock outstanding and entitled to vote at the special meeting.
As of the date of this proxy statement, Confluent has not been informed that any of our directors or such affiliates intend to vote all of their shares of our common stock other than: (1) “FOR” the proposal to adopt the merger agreement; (2) “FOR” the proposal to approve, on a non-binding, advisory basis, compensation that will or may become payable by Confluent to our named executive officers in connection with the merger; and (3) “FOR” any proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Subject to certain exceptions, each of Mr. Kreps and Ms. Narkhede as well as certain of their affiliated entities, and certain affiliates of Mr. Rao are contractually obligated to vote in favor of the adoption of the merger agreement pursuant to the terms and conditions of the voting agreement. As of December 7, 2025, these stockholders collectively represented approximately 62 percent of the voting power of the outstanding shares of our common stock. For more information on the voting agreement, see the section of this proxy statement captioned “The Merger — The Voting Agreement.”
Voting of Proxies
If your shares are registered in your name with Confluent’s transfer agent, Computershare Trust Company, N.A., you may vote your shares by returning a signed and dated proxy card (a prepaid reply envelope is provided for your convenience), or you may vote at the special meeting using the control number located on the enclosed proxy card. Additionally, you may grant a proxy electronically over the internet or by telephone by following the instructions on your proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to grant a proxy electronically over the internet or by telephone.
If you attend the special meeting and wish to vote at the special meeting, you will need the control number located on the enclosed proxy card. Beneficial owners of shares held in “street name” will also need to present proof of ownership of shares of our common stock (such as a bank or brokerage account statement) and must also provide a “legal proxy” from their bank, broker or other nominee in order to vote at the special meeting. You are encouraged to vote by proxy even if you plan to attend the special meeting. If you attend the special meeting and vote at the special meeting, your vote will revoke any previously submitted proxy.
All shares represented by properly signed and dated proxies (or proxies granted electronically over the internet or by telephone) will, if received before the special meeting, be voted at the special meeting in accordance with the instructions of the stockholder. Properly signed and dated proxies (or proxies granted electronically over the internet or by telephone) that do not contain voting instructions will be voted: (1) “FOR” the proposal to adopt the merger agreement; (2) “FOR” the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Confluent to our named executive officers in connection with the merger; and (3) “FOR” any proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
If your shares are held in “street name” through a bank, broker or other nominee, you may vote by completing and returning the voting instruction form provided by your bank, broker or other nominee. If available from your bank, broker or other nominee, you may vote over the internet or telephone through your bank, broker or other nominee by following the instructions on the voting instruction form provided by your bank, broker or other nominee. You may also attend the special meeting and vote at the special meeting if you have a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting. If your shares are held in “street name” and you do not (1) return the voting instruction form provided by your bank, broker or other nominee; (2) vote over the internet or by telephone through your bank, broker or other nominee; or (3) attend the special meeting and vote at the special meeting with a “legal proxy” from your bank, broker or other nominee, it will, in each case, have the same effect as if you voted “AGAINST” the proposal to adopt the merger agreement. It will not, however, have any effect on the outcome of the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Confluent to our named executive officers in connection with the merger or any proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
Revocability of Proxies
If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:
•
signing another proxy card with a later date and returning it to us prior to the special meeting;

•
submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy;

•
delivering a written notice of revocation to our Corporate Secretary; or

•
attending the special meeting and voting at the special meeting using the control number on the enclosed proxy card.

If you have submitted a proxy, your attendance at the special meeting, in the absence of voting at the special meeting or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.
If you hold your shares of our common stock in “street name” through a bank, broker or other nominee, you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the special meeting if you obtain a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.
Any adjournment, postponement or other delay of the special meeting, including for the purpose of soliciting additional proxies in accordance with the merger agreement, will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting.
Recommendation of the Confluent Board
The Special Committee unanimously (1) declared that the entry into the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement, including the merger consideration, are advisable, fair to, and in the best interests of, Confluent and its stockholders, and (2) recommended that the Confluent Board approve, adopt and declare advisable and in the best interests of Confluent and its stockholders, the merger agreement, the merger and the other transactions contemplated by the merger agreement, including the merger consideration and that the Confluent Board submit to a vote at a meeting of Confluent’s stockholders, and recommend the adoption by Confluent’s stockholders, of the merger agreement.
The Confluent Board, acting upon the recommendation of the Special Committee, after considering various factors described in the section of this proxy statement captioned “The Merger — Recommendation of the Confluent Board and Reasons for the Merger,” has unanimously: (1) approved, adopted and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement and; (2) declared that it is advisable, fair to and in the best interests of Confluent that Confluent enter into the merger agreement and consummate the merger and the other transactions contemplated by the merger agreement on the terms and subject to the conditions set forth in the merger agreement.
The Confluent Board, acting upon the recommendation of the Special Committee, unanimously recommends that you vote: (1) “FOR” the proposal to adopt the merger agreement; (2) “FOR” the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Confluent to our named executive officers in connection with the merger; and (3) “FOR” any proposal to adjourn the special meeting, from time to time, to a later date or dates, including if necessary or appropriate, to solicit additional proxies if there are insufficient votes.
Adjournment
In addition to (1) the proposal to adopt the merger agreement and (2) the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Confluent to our named executive officers in connection with the merger, our stockholders are being asked to approve a proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies or votes if there are insufficient votes to adopt the merger agreement at the time of the special meeting. If a quorum is not present, then either (1) the chairperson of the special meeting or (2) the holders of a majority of the voting power of the shares of our common stock present by remote communication or represented by proxy duly authorized and entitled to vote thereon, will have power to adjourn the special meeting from time to time, without notice other than announcement at the special meeting, until a quorum is present or represented. The chairperson may also adjourn the special meeting to another place, if any, date or time, whether or not a quorum is present, regardless of the outcome of the vote on any proposal to adjourn the special meeting. In addition, the special meeting could be postponed before it commences, subject to the terms of the merger agreement. If the special meeting is adjourned or postponed, our stockholders who have already submitted their proxies will be able to revoke them at any time before they are voted at the special meeting.
Solicitation of Proxies
The expense of soliciting proxies will be borne by Confluent. We have retained MacKenzie Partners, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies and provide related advice and informational support during the solicitation process, for a fee of up to [$17,500] plus reasonable out-of-pocket expenses. Generally, we will indemnify this firm against losses arising out of its provision of these services on our behalf. In addition, we may reimburse banks, brokers and other nominees representing beneficial owners of shares of our common stock for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by Confluent’s directors, officers and employees, personally or by telephone, mail, email, fax or over the internet. No additional compensation will be paid to such directors, officers and employees for such services.
Anticipated Date of Completion of the Merger
We currently expect to complete the merger by the middle of 2026. However, the exact timing of completion of the merger, if at all, cannot be predicted because the merger is subject to the closing conditions specified in the merger agreement, many of which are outside of our control.
Appraisal Rights
If the merger is consummated, our stockholders (including beneficial owners of shares of our common stock) who (1) do not vote in favor of the proposal to adopt the merger agreement; (2) continuously hold their shares of our common stock through the effective time; (3) properly perfect appraisal of their applicable shares of our common stock; (4) meet certain other conditions and statutory requirements described in this proxy statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their shares of our common stock in connection with the merger under Section 262 if certain conditions set forth in Section 262 of the DGCL are satisfied. This means that such persons will be entitled to have their shares of our common stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of our common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown or as otherwise provided in Section 262) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the effective date of the merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to each person seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares of our common stock as determined by the Delaware Court of Chancery; and (2) interest accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, persons who wish to seek appraisal of their shares of our common stock are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.
Persons considering seeking appraisal should be aware that the fair value of shares of our common stock as determined pursuant to Section 262 could be more than, the same as or less than the value of the consideration that they would receive pursuant to the merger agreement if they did not seek appraisal of their shares of our common stock.
For information on exercising appraisal rights, see the section of this proxy statement captioned “The Merger — Appraisal Rights.”

Other Matters
At this time, we know of no other matters to be voted on at the special meeting. If any other matters properly come before the special meeting and you deliver a proxy to us, your shares of our common stock will be voted in accordance with the discretion of the appointed proxy holders, with full power of substitution and re-substitution.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on [•], 2026
This proxy statement is available at proxyvote.com.
Householding of Special Meeting Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokerage firms) to satisfy the delivery requirements for stockholder meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
For the special meeting, a number of brokerage firms with account holders who are our stockholders will likely be “householding” our proxy materials. A single set of proxy materials for the special meeting will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your brokerage firm that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials for the special meeting, please notify your brokerage firm or us. Direct your written request to us to: Legal Department, Confluent, Inc., 899 W. Evelyn Avenue, Mountain View, California 94041 or via email to CLO@confluent.io, or call (800) 439-3207. Stockholders who currently receive multiple copies of the stockholder meeting proxy materials at their addresses and would like to request “householding” of their communications should contact their brokerage firm.
Questions and Additional Information
If you have any questions concerning the merger, the special meeting or this proxy statement, would like additional copies of this proxy statement or need help submitting your proxy or voting your shares of our common stock, please contact our proxy solicitor at:
MacKenzie Partners, Inc.
7 Penn Plaza, Suite 503
New York, New York 10001
Stockholders may call toll free: (800) 322-2885
Banks and Brokers may call collect: (212) 929-5500

THE MERGER
The rights and obligations of the parties to the merger agreement are governed by the specific terms and conditions of the merger agreement and not by any summary or other information provided in this proxy statement. Therefore, this discussion of the merger is qualified in its entirety by reference to the merger agreement, a copy of which is attached as Annex A to this proxy statement and incorporated into this proxy statement by reference. You should read the entire merger agreement carefully as it is the legal document that governs the merger.
Parties Involved in the Merger
Confluent
Incorporated in the state of Delaware in September 2014, Confluent is the data streaming platform that is pioneering a fundamentally new category of data infrastructure that sets data in motion. Confluent’s cloud-native offering is the foundational platform for data in motion — designed to be the intelligent connective tissue enabling real-time data, from multiple sources, to constantly stream across the organization.
Our Class A common stock is listed on Nasdaq under the symbol “CFLT.” Our corporate headquarters are located at 899 W. Evelyn Avenue, Mountain View, California 94041, and our telephone number is (800) 439-3207.
IBM
IBM is a leading provider of global hybrid cloud and AI, and consulting expertise. IBM helps clients in more than 175 countries capitalize on insights from their data, streamline business processes, reduce costs and gain the competitive edge in their industries. Thousands of government and corporate entities in critical infrastructure areas such as financial services, telecommunications and healthcare rely on IBM’s hybrid cloud platform and Red Hat OpenShift to affect their digital transformations quickly, efficiently and securely. IBM’s breakthrough innovations in AI, quantum computing, industry-specific cloud solutions and consulting deliver open and flexible options to its clients. All of this is backed by IBM’s legendary commitment to trust, transparency, responsibility, inclusivity and service.
IBM is a New York corporation and was formed in 1911 as the Computing-Tabulating-Recording Company. IBM’s common stock, par value $0.20 per share, is currently listed on the NYSE, the NYSE Chicago and outside the United States, in each case under the symbol “IBM.” IBM’s corporate headquarters are located at 1 New Orchard Road, Armonk, New York 10504, and its telephone number is (914) 499-1900.
Additional information about IBM and its subsidiaries can be found on its website: www.IBM.com. The information provided or accessible through IBM’s website is not part of, or incorporated by reference in, this proxy statement.
Corvo Merger Sub
Sub is a Delaware corporation and wholly owned subsidiary of IBM, formed on December 1, 2025, solely for the purpose of engaging in the merger and the transactions contemplated by the merger agreement and has not engaged in any business activities other than those incident to its formation and in connection with the merger and transactions contemplated by the merger agreement. Upon completion of the merger, Sub will merge with and into Confluent and Sub will cease to exist.
Sub’s corporate headquarters are located at c/o International Business Machines Corporation, 1 New Orchard Road, Armonk, New York 10504, and its telephone number is (914) 499-1900.
Effect of the Merger
Subject to the terms and conditions of the merger agreement and in accordance with the DGCL, Sub will merge with and into Confluent. As a result, the separate corporate existence of Sub will cease and Confluent will survive the merger and continue to exist after the merger as a direct, wholly owned subsidiary of IBM.

The merger will become effective at such date and time as the certificate of merger is duly filed with the Delaware Secretary of State or at a subsequent date and time that IBM and Confluent agree and specify in the certificate of merger.
Effect on Confluent if the Merger is Not Completed
If the merger is not completed for any reason, our stockholders will not receive or be entitled to any payment for their shares of our common stock in connection with the merger. Instead:
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Confluent will remain an independent public company;

•
our Class A common stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act; and

•
we will continue to file periodic reports with the SEC.

In addition, if the merger is not completed, we expect that:
•
Confluent’s management will continue to operate the business as it is currently being operated; and

•
our stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which Confluent operates and adverse economic conditions.

Furthermore, if the merger is not completed, and depending on the circumstances that cause the merger not to be completed, there can be no assurance as to the price at which our Class A common stock may trade, and the price of our Class A common stock may decline significantly.
Accordingly, there can be no assurance as to the effect of the merger not being completed on the future value of your shares of our common stock. If the merger is not completed, the Confluent Board will continue to evaluate and review, among other things, Confluent’s business, operations, strategic direction and capitalization, and will make whatever changes it deems appropriate. If the merger is not completed for any reason, Confluent’s business, prospects or results of operation may be adversely impacted.
In specified circumstances in which the merger agreement is terminated, Confluent has agreed to pay IBM a termination fee. For more information, see the section of this proxy statement captioned “The Merger Agreement — Termination of the Merger Agreement and Expenses — Termination Fee.”
Effect of the Merger on Our Common Stock
The merger agreement generally provides that each share of our common stock issued and outstanding immediately prior to the effective time (subject to certain limited exceptions set forth in the merger agreement) will be automatically canceled and converted into the right to receive, subject to the terms and conditions contained in the merger agreement, an amount in cash per share, without interest, equal to the per share price subject to applicable withholding taxes. We do not have any preferred stock outstanding.
Dissenting shares will be treated as described under “The Merger — Appraisal Rights.” All shares of our common stock owned directly by Confluent, including as treasury stock, or owned of record by IBM or Sub will automatically be canceled and cease to exist, with no payment being made with respect thereto. All shares of our common stock owned by any direct or indirect wholly owned subsidiary of Confluent or IBM (other than Sub) immediately prior to the effective time will be converted into such number of fully paid and nonassessable shares of common stock, par value $0.001 per share, of the surviving corporation, such that each such direct or indirect wholly owned subsidiary that owned capital stock in Confluent immediately prior to the effective time will own the same percentage of the outstanding capital stock of the surviving corporation immediately following the effective time.
Prior to the effective time, IBM will designate a bank or trust company reasonably acceptable to Confluent (which we refer to as the “paying agent”) for the payment of the merger consideration to holders of our common stock upon surrender of their certificates. IBM will deposit with the paying agent sufficient funds at or prior to the closing of the merger to pay the aggregate merger consideration payable to our stockholders in the merger.

As soon as reasonably practicable, and within three business days after the closing date of the merger, IBM will cause the paying agent to mail to each holder of record of a certificate whose shares of our common stock were converted into the right to receive the merger consideration:
•
a letter of transmittal; and

•
instructions for use in effecting the surrender of the holder’s certificate(s) in exchange for the merger consideration.

Holders of shares of our common stock evidenced in book-entry form will not be required to deliver a certificate or an executed letter of transmittal to receive the merger consideration, and will be deemed to have surrendered their shares upon receipt of an “agent’s message” or other customary evidence at the effective time.
For more information, see the section of this proxy statement captioned “The Merger Agreement — Merger Consideration — Exchange Procedures.”
Background of the Merger
The following chronology summarizes the key meetings and events that led to the signing of the merger agreement. This chronology does not purport to catalogue every conversation of or among the Confluent Board, the members of the Special Committee, the representatives of Confluent or other parties.
The Confluent Board regularly evaluates Confluent’s strategic direction and ongoing business plans, in light of developments in Confluent’s business, the sectors in which Confluent operates, and the economy and financial markets generally, with the goal of strengthening Confluent’s business and enhancing stockholder value. As part of this evaluation, the Confluent Board has, from time to time, considered a variety of strategic alternatives, including, among others, (1) the continued execution of Confluent’s current business plan as a standalone entity, (2) the continued investment in, and development of, new products and services, (3) capital return activities, (4) potential strategic partnerships, transactions or other commercial relationships, and (5) business combinations, acquisitions and other financial and strategic alternatives, including the sale of Confluent.
Over the past year, Confluent’s management held various introductory and informational meetings with executive representatives of other companies to discuss potential business combinations, acquisitions, dispositions and other strategic alternatives that could further the companies’ goals and objectives. These meetings were preliminary, exploratory and informal in nature, and no specific terms were discussed; rather, the executives discussed their general views on market conditions and industry trends.
On June 3, 2025, the Confluent Board met with members of Confluent management and representatives of Cooley LLP, Confluent’s outside legal counsel (which we refer to as “Cooley”). Mr. Edward Jay Kreps, Confluent’s Chief Executive Officer, Co-founder and a member of the Confluent Board, provided an update to the Confluent Board on Confluent’s overall business strategy and the progress that Confluent had made executing against such strategy. The Confluent Board discussed various opportunities and challenges relating to Confluent’s business, including potential avenues for addressing such challenges, and authorized Confluent’s management to speak to financial advisors who could provide the Confluent Board with their perspectives on the competitive marketplace, strategic landscape, and various business and strategic alternatives available to Confluent. On this day, our Class A common stock closed trading at a price of $23.41 per share.
On June 13, 2025, the Confluent Board, together with members of Confluent management and representatives of Cooley, met with representatives of an investment bank to discuss potentially engaging the investment bank as Confluent’s financial advisor in connection with the Confluent Board’s evaluation of potential strategic alternatives.
On June 20, 2025, the Confluent Board, together with members of Confluent management and representatives of Cooley, met with representatives of Morgan Stanley to discuss potentially engaging Morgan Stanley as Confluent’s financial advisor in connection with the Confluent Board’s evaluation of potential strategic alternatives. The representatives of Morgan Stanley then left the meeting. After discussing the presentations from each of Morgan Stanley and the other investment bank, the Confluent Board selected Morgan Stanley as Confluent’s financial advisor based on, among other things, Morgan Stanley’s qualifications, extensive expertise and international reputation, its knowledge of and involvement in recent transactions in Confluent’s industry, and its knowledge of Confluent’s business and affairs given Morgan Stanley’s role as an underwriter in Confluent’s initial public offering. The Confluent Board authorized members of Confluent management to engage Morgan Stanley as Confluent’s financial advisor and to negotiate an appropriate engagement letter.
On June 27, 2025, the Confluent Board met with members of Confluent’s management and representatives of Cooley. Representatives of Cooley reviewed proposed terms provided by Morgan Stanley for an engagement as Confluent’s financial advisor and also reviewed with the Confluent Board a customary relationship disclosure letter provided by Morgan Stanley. The Confluent Board discussed the relationship disclosure letter and did not identify any matters that would affect the ability of Morgan Stanley to fulfill its responsibilities to the Confluent Board as its financial advisor. The Confluent Board then directed management to proceed with engaging Morgan Stanley as Confluent’s financial advisor, subject to the Confluent Board’s review and approval of an engagement letter with Morgan Stanley.
On July 9, 2025, the Confluent Board met with members of Confluent management and representatives of Cooley. At the meeting, representatives of Cooley summarized the terms of the engagement letter being negotiated with Morgan Stanley and reviewed the updated customary relationship disclosure letter that Morgan Stanley provided to the Confluent Board in advance of the meeting. The Confluent Board approved the engagement of Morgan Stanley as Confluent’s financial advisor. The Confluent Board then discussed the formation of a special committee to evaluate, negotiate and make recommendations to the Confluent Board with respect to potential strategic opportunities (including potential strategic alternatives, such as a possible sale of Confluent and the possibility of continuing to operate Confluent as an independent public company), which special committee would, among other things, ensure appropriate procedural oversight depending on the range of strategic alternatives being considered, including any interests that might arise in connection with members of Confluent management or the Confluent Board participating in any such strategic alternatives. The Confluent Board approved the formation of such special committee, to be composed of Lara Caimi, Greg Schott, Eric Vishria and Michelangelo Volpi, each of whom the Confluent Board had determined was independent and disinterested with respect to any potential strategic transaction, including a transaction involving the sale of Confluent (which we refer to as the “Special Committee”). The Confluent Board delegated to the Special Committee the power and authority to evaluate, negotiate and make recommendations regarding any potential transaction, including that the Special Committee could reject a potential transaction, and determined that the Confluent Board would not approve any potential transaction without a prior favorable recommendation of the Special Committee. Mr. Kreps then reviewed the process proposed by Morgan Stanley for exploring discussions with third parties regarding potential strategic alternatives, including that Morgan Stanley would arrange meetings between Mr. Kreps and certain financial sponsors and strategic acquirers that Morgan Stanley believed were most likely to be interested in pursuing, and able to finance and consummate, an acquisition of Confluent. The Confluent Board discussed the various parties, including whether and to what extent each party might be interested in potentially pursuing a strategic transaction with Confluent, and authorized Confluent management and Morgan Stanley to arrange such meetings with such parties that Morgan Stanley, in consultation with Confluent management, determined were most likely to be interested in pursuing, and able to finance and consummate, an acquisition of Confluent and, subject to the execution by such parties of a customary confidentiality agreement, to share non-public information regarding Confluent and its business. Representatives of Cooley then provided an overview of the directors’ fiduciary duties in connection with the Confluent Board’s review of potential strategic alternatives and related process considerations.
Following such meeting and over the course of the next three months, one strategic acquirer that was not solicited by representatives of Confluent management or Morgan Stanley (which we refer to as “Party A”), contacted representatives of the Confluent Board and Confluent management regarding a potential strategic transaction with Confluent. In addition, representatives of Confluent management and Morgan Stanley contacted 10 potential strategic acquirers (including IBM and Party F (as defined below)) and nine financial sponsors regarding a potential strategic transaction with Confluent. Each of the parties contacted by representatives of Confluent management and Morgan Stanley was either discussed at the meeting on July 9, 2025 or subsequently reviewed with the Special Committee at future meetings. Of these parties contacted by Confluent management and Morgan Stanley, (1) three potential strategic acquirers determined not to participate in the process after initial contact without meeting with Confluent management, (2) five potential strategic acquirers determined not to proceed in the process after initial management meetings and prior to entering into a confidentiality agreement with Confluent and (3) two of the potential strategic acquirers (including IBM and Party F) and all nine financial sponsors entered into confidentiality agreements with Confluent. Each of these confidentiality agreements contained a customary “standstill” restriction on the counterparty’s ability to make public proposals to acquire Confluent, each of which terminated upon the announcement of the signing of the merger agreement and did not contain “don’t ask, don’t waive” provisions prohibiting the counterparty from requesting that Confluent release the counterparty from its “standstill” restrictions.
On July 10, 2025, Mr. Kreps held an introductory meeting with representatives of a financial sponsor (which we refer to as “Party B”), which meeting was general in nature and focused on publicly available information concerning Confluent’s business and industry generally. The parties did not enter into a confidentiality agreement with Party B as part of these discussions. The following day, representatives of Party B expressed interest in continuing discussions with Confluent to representatives of Morgan Stanley.
On July 11, 2025, the Chief Executive Officer of Party A met with a member of the Confluent Board at a conference and indicated to such member of the Confluent Board that Party A was interested in learning more about Confluent and, potentially, exploring a potential acquisition of Confluent. Following such interaction, the Chief Executive Officer of Party A contacted Mr. Kreps to schedule a time to meet.
Also on July 11, 2025, representatives of Morgan Stanley separately contacted representatives of four financial sponsors (two of which we refer to as “Party C,” and “Party D,” respectively) to coordinate an introductory meeting between such parties and Mr. Kreps.
On July 13, 2025, Confluent executed an engagement letter with Morgan Stanley to act as financial advisor to Confluent in connection with a potential strategic transaction.
On July 14, 2025, representatives of Morgan Stanley contacted representatives of three financial sponsors (one of which we refer to as “Party E”) to coordinate an introductory meeting between such party and Mr. Kreps.
On July 18, 2025, representatives of Morgan Stanley spoke with Alex Stern, Senior Vice President, Head of Strategy and M&A at IBM, and Eyal Ofir, Vice President of Corporate Development and Head of M&A at IBM regarding IBM’s interest in a potential acquisition of Confluent and to coordinate an introductory meeting between such party and Mr. Kreps.
On July 22, 2025, Mr. Kreps met with representatives of Party D, which meeting was general in nature and focused on publicly available information concerning Confluent’s business and industry generally.
On July 24, 2025, Mr. Kreps met with representatives of Party B, following which, on July 30, 2025, representatives of Party B met with representatives of Morgan Stanley and requested additional information regarding Confluent’s financial performance.
On July 28, 2025, Mr. Kreps met with the Chief Executive Officer of Party A, during which meeting Mr. Kreps provided a high-level overview of Confluent and its business based on publicly available information. The Chief Executive Officer of Party A expressed interest in a possible acquisition of Confluent.
Also on July 28, 2025, Confluent entered into a confidentiality agreement with Party B on the terms summarized above.
On July 29, 2025, Mr. Kreps met with Rob Thomas, Senior Vice President, Software and Chief Commercial Officer at IBM, during which meeting Mr. Kreps provided a high-level overview of Confluent and its business based on publicly available information and Mr. Kreps and Mr. Thomas discussed IBM’s strategic priorities and how Confluent could fit within IBM in possible business combination.
After the close of trading on July 30, 2025, Confluent held a quarterly earnings call to report second quarter financial results as well as its financial outlook for the remainder of fiscal year 2025. Our Class A common stock closed trading at a price of $17.73 per share on July 31, 2025, the first full trading day following this earnings call.
On August 1, 2025, Messrs. Stern and Ofir contacted representatives of Morgan Stanley to request initial meetings with Confluent management on Confluent’s product portfolio, go-to-market strategy and financial performance and to discuss entering into a confidentiality agreement in advance of those meetings.
Also on August 1, 2025, in advance of meetings being scheduled between Confluent management and representatives of Party D, Confluent entered into a confidentiality agreement with Party D on the terms summarized above.
On August 11, 2025, Mr. Ofir contacted representatives of Morgan Stanley to inquire about timing and agenda for initial meetings with Confluent management. The following day, Confluent and IBM entered into a confidentiality agreement on the terms summarized above.
On August 13, 2025, representatives of Morgan Stanley met with representatives of Party D who indicated that Party D was interested in learning more about Confluent’s business, and requested additional data, including with respect to customer retention and expansion metrics.
On August 14, 2025, certain members of the Confluent Board and the Special Committee met with members of Confluent management and representatives of each of Morgan Stanley and Cooley. Representatives of Morgan Stanley updated such members of the Confluent Board and the Special Committee on the outreach undertaken by Morgan Stanley to date and discussed the outreach and initial expression of interest in a potential strategic transaction by Party A, the eight strategic acquirers (including IBM) and nine financial sponsors that were contacted as of such date regarding a potential strategic transaction, as well as initial feedback from such parties, including that one of the financial sponsors and two of the strategic parties contacted had each indicated that they were not presently interested in pursuing an acquisition of Confluent. Such members of the Confluent Board and the Special Committee then discussed next steps as well as potential timing and agenda for management meetings and what information regarding Confluent and its business should be provided to the parties participating at this stage of the process. Such members of the Confluent Board and the Special Committee determined to continue with the introductory management meetings with the six strategic acquirers and eight financial sponsors that were then involved in active discussions regarding a potential strategic transaction and directed Confluent management and Morgan Stanley to provide such parties with certain high-level information about Confluent but noted that no forward-looking financial information should be shared with such parties at such time. Such members of the Confluent Board and the Special Committee also discussed other potential counterparties that might be interested in a potential strategic transaction with Confluent, including a potential strategic acquirer (which we refer to as “Party F”), and determined to contact two additional potential strategic acquirers but to wait for initial feedback following discussions with existing counterparties before contacting Party F due to some competitive sensitivities. Representatives of Cooley then advised such members of the Confluent Board and the Special Committee that, shortly following the Confluent Board’s determination in June to consider potential strategic alternatives, they had discussed with certain members of Confluent management the importance of Confluent management neutrality during such process and the need to not engage in discussions with participants in such process regarding arrangements specific or unique to such members of Confluent management without first obtaining the prior approval of the Special Committee. Representatives of Cooley informed such members of the Confluent Board and the Special Committee that it would provide Confluent management with more detailed guidelines regarding management neutrality during a strategic transaction process as, and if, the situation evolved.
On August 18, 2025, at the request of the Chief Executive Officer of Party A, Mr. Kreps met with the Chief Executive Officer of Party A to further discuss Confluent and its business based on publicly available information, at which meeting the Chief Executive Officer of Party A again expressed interest in potentially pursuing an acquisition of Confluent.
On August 19, 2025, Confluent entered into a confidentiality agreement with Party E on the terms summarized above. Later that day, Mr. Kreps met with representatives of Party E and provided a high-level overview of Confluent and its business.

On August 21, 2025, representatives of Party E met with representatives of Morgan Stanley and requested that Morgan Stanley schedule additional meetings with Confluent management to review Confluent’s financial performance.
On August 25, 2025, Confluent entered into a confidentiality agreement with Party C on the terms summarized above, and later that same day, representatives of Confluent management met with representatives of Party C to provide a high-level overview of Confluent and its business.
On August 26, 2025, members of Confluent management met with representatives of IBM to provide an overview of Confluent’s business and product portfolio, go-to-market strategy and historical financial performance.
On August 27, 2025, Mr. Ofir contacted representatives of Morgan Stanley to discuss the agenda for additional meetings with Confluent management.
On August 28, 2025, the Special Committee met with members of Confluent management and representatives of each of Morgan Stanley and Cooley. Representatives of Morgan Stanley and Mr. Kreps provided an update with respect to the seven strategic acquirers and eight financial sponsors that were then in continuing active discussions with respect to a potential acquisition of Confluent, including initial feedback and follow-up requests received from such parties, and directed Confluent management and Morgan Stanley to contact Party F to determine whether such party would be interested in discussing a potential strategic transaction with Confluent.
Also on August 28, 2025, Mr. Kreps met with representatives of Party D, which meeting was general in nature and focused on publicly available information concerning Confluent’s business and industry generally.
On September 3, 2025, Mr. Kreps contacted the Chief Executive Officer of Party F to schedule an introductory call later that month.
From September 3, 2025 to September 15, 2025, members of Confluent’s management met multiple times with representatives of IBM to, among other things, review Confluent’s product offerings and technology organization, go-to-market strategy and provide additional information with respect to Confluent’s historical financial performance.
On September 4, 2025, representatives of Party C met with representatives of Morgan Stanley and requested that Morgan Stanley schedule additional meetings with Confluent management to review Confluent’s business and product portfolio and historical financial performance.
On September 10, 2025, representatives of Party B met with Rohan Sivaram, Confluent’s Chief Financial Officer, and Shan Fernando, Confluent’s Senior Vice President and Head of Finance, to review Confluent’s financial and operating performance. That same day, Party B, Party C, Party E and IBM were provided with access to a virtual data room containing certain non-public due diligence information about Confluent, as they were the only parties that had executed confidentiality agreements as of that time. As additional parties executed their respective confidentiality agreements later in the process (including Party D and Party F), those parties were also granted access to the virtual data room following execution of confidentiality agreements with Confluent.
On September 11, 2025, certain members of the Special Committee met with members of Confluent management and representatives of each of Morgan Stanley and Cooley. Representatives of Morgan Stanley provided the members of the Special Committee with an update on the discussions with the parties that were then in continuing active discussions with respect to a potential acquisition of Confluent. Representatives of Confluent management confirmed to the members of the Special Committee that management was working on preparing a forward-looking financial forecast for the Special Committee to review at the next meeting of the Special Committee.
On September 11, 2025, members of Confluent management met representatives of Party E to review Confluent’s financial and operating performance.
On September 22, 2025, Confluent entered into a confidentiality agreement with Party D on the terms summarized above, following which, Party D was provided with access to a virtual data room containing certain non-public due diligence information about Confluent.

On September 24, 2025, the Confluent Board met with members of Confluent management and representatives of each of Morgan Stanley and Cooley. Mr. Sivaram provided the Confluent Board with an update on Confluent’s expected financial performance for the current third quarter. Mr. Sivaram then reviewed with the Confluent Board non-public, unaudited prospective financial information for calendar years 2025 through 2028. Mr. Sivaram described the process for preparing such prospective financial information, along with the respective underlying assumptions and various execution and other risks to achieving such forecasted results. Mr. Kreps then reviewed the status of discussions with the six strategic counterparties (including IBM, Party A and Party F) and seven financial sponsors that were then in continuing active discussions with respect to a potential acquisition of Confluent. The Confluent Board, including each member of the Special Committee, then authorized management to share management’s forecasted plan for calendar year 2026 (1) with each of IBM and Party B as both parties had previously requested to review management’s forecasted plan, and (2) at management’s discretion in connection with ongoing discussions with other counterparties considering a potential strategic transaction provided such parties first executed a confidentiality agreement with Confluent.
On September 25, 2025, members of Confluent management met with representatives of Party C to discuss Confluent’s financial performance and certain other diligence related items.
On September 26, 2025, Mr. Kreps held an introductory meeting with the Chief Executive Officer of Party F, which meeting focused on publicly available information concerning Confluent’s business and industry generally and whether Party F would be interested in a potential acquisition of Confluent.
On September 30, 2025, representatives of Morgan Stanley met with representatives of Party C who requested a meeting with Confluent’s management team to further discuss financial diligence matters. That same day, representatives of Morgan Stanley met with representatives of Party E who requested additional financial due diligence information on Confluent. Also on that same day, representatives of Morgan Stanley met with the Chief Financial Officer of Party F, who informed the representatives of Morgan Stanley that Party F was interested in considering a potential transaction with Confluent.
On October 1, 2025, the Special Committee met with members of Confluent management and representatives of each of Morgan Stanley and Cooley. Representatives of Morgan Stanley and Mr. Kreps reviewed the status of discussions with the three strategic counterparties and six financial sponsors that were then in continuing discussions with respect to a potential acquisition of Confluent, and noted that Mr. Kreps and certain members of Confluent management were scheduled to have a series of meetings with representatives of Party F over the coming week regarding a potential transaction. Representatives of Morgan Stanley then reviewed an illustrative timeline for continued engagement with the existing parties in the process and discussed potential next steps in the process, including potential benefits and drawbacks associated with waiting for an interested party to make an unsolicited offer and the possibility of requesting that parties deliver initial indications of interest to acquire Confluent (including with respect to value) as of an agreed-upon future date. The Special Committee determined that management and Morgan Stanley should continue to engage with the parties in the process and, after the scheduled meetings between Confluent management and the representatives of Party F in the coming week should request that the parties then still actively considering a potential transaction with Confluent submit initial indications of interest in early November. Mr. Sivaram then provided the Special Committee with an update on Confluent’s preliminary results of operations for the third quarter of 2025 and reviewed certain adjustments to the forecast for calendar year 2025, as previously reviewed with the Confluent Board on September 24, 2025, to reflect such results. The Special Committee thereafter authorized and directed Confluent’s management and Morgan Stanley to provide portions of the management projections for calendar years 2025 through 2028, as so adjusted, to the parties that had executed confidentiality agreements and were then still in active discussions with Confluent regarding a potential strategic transaction, including, among others, IBM, Party B, Party C, Party E, Party D and Party F (with Party F receiving more high-level summary information due to certain competitive sensitivities). Additional information about the preparation and substance of these management projections as adopted by the Special Committee at this meeting is contained in the section of this proxy statement captioned “The Merger — Financial Projections,” where such projections are referred to as the “Management Projections.”
Later on October 1, 2025, Mr. Kreps met with a representative of Party F to discuss publicly available information concerning Confluent’s business and industry generally and Party F’s interest in a potential acquisition of Confluent.

On October 6, 2025, Mr. Kreps held a meeting with a member of the board of directors of Party F to discuss publicly available information concerning Confluent’s business and industry generally and Party F’s interest in a potential acquisition of Confluent.
On October 7, 2025, representatives of Morgan Stanley met with representatives of Party D to discuss next steps in the process. At that meeting, representatives of Party D requested a meeting with Confluent’s management to review Confluent’s financial and operating performance.
Also on October 7, 2025, Confluent entered into a confidentiality agreement with Party F on the terms summarized above, and thereafter, members of Confluent’s management met with representatives of Party F to provide an overview of Confluent’s business, including Confluent’s product offerings, go-to-market strategy and historical financial performance.
Also on October 7, 2025, Reuters published an article reporting that Confluent was exploring discussions with respect to a potential sale after attracting acquisition interest. Our Class A common stock closed trading at a price of $20.73 per share on October 7, 2025, the last trading day prior to the publication of the Reuters article, and closed trading at a price of $22.30 per share on October 8, 2025, following the publication of the Reuters article.
On October 8, 2025, Mr. Kreps met with IBM’s Chairman and Chief Executive Officer, Arvind Krishna, to provide a general introduction to Confluent and its business.
On October 9, 2025, Messrs. Stern and Ofir met with representatives of Morgan Stanley, and expressed positive feedback based on IBM’s initial due diligence and meetings with Confluent’s management. The representatives of Morgan Stanley, consistent with the direction provided by the Special Committee, directed Messrs. Stern and Ofir to submit an initial indication of interest to acquire Confluent by no later than November 4, 2025. Messrs. Stern and Ofir confirmed that IBM would be able to meet the proposed timing.
On October 13, 2025, members of Confluent’s management met with representatives of Party D to discuss Confluent’s business and product portfolio, go-to-market strategy and historical financial performance.
On October 14, 2025, consistent with the direction provided by the Special Committee, representatives of Morgan Stanley requested that representatives of Party B, Party C, Party D and Party E submit initial indications of interest to acquire Confluent by no later than November 4, 2025.
Also on October 14, 2025, at the request of IBM, representatives of Confluent management met with representatives of IBM to review Confluent’s preliminary quarterly results for Confluent’s third fiscal quarter.
On October 15, 2025, representatives of Confluent management met separately with each of Party B and Party D to review Confluent’s preliminary quarterly results for its third quarter.
Also on October 15, 2025, members of Confluent’s management met with representatives of Party D to discuss additional details on Confluent’s financial and operating performance.
On October 17, 2025, the Special Committee met with members of Confluent management and representatives of each of Morgan Stanley and Cooley. Representatives of Morgan Stanley updated the Special Committee on the strategic outreach process undertaken by Morgan Stanley and that Morgan Stanley had solicited initial indications of interest to acquire Confluent from IBM and each of Party B, Party C, Party D and Party E by no later than November 4, 2025. Morgan Stanley also noted that, in addition to such parties, two other strategic parties continued to potentially be interested in a transaction with Confluent, including which parties where (i) Party F who had previously expressed to representatives of Morgan Stanley that a transaction with Confluent might be too large of an opportunity at the current moment but that it was continuing to do work and (ii) Party A who had been in preliminary discussions with Confluent since mid-July but had yet to enter into a confidentiality agreement with Confluent or show meaningful interest in pursuing a strategic transaction. Thereafter, representatives of Cooley reviewed with the members of the Special Committee their fiduciary duties attendant to considering potential strategic alternatives. Representatives of Cooley then previewed a form of Confluent management neutrality guidelines that would be reviewed with the Confluent Board at the next meeting of the Confluent Board and then provided to members of Confluent management.

Later on October 17, 2025, representatives of Confluent management met with representatives of Party C to review Confluent’s preliminary quarterly results for its third quarter.
On October 20, 2025, Mr. Kreps met with representatives of Party C to discuss Confluent and its business and Party C’s interest in other potential strategic investment opportunities with respect to Confluent. That same day, representatives of Confluent management met with representatives of Party E to review Confluent’s preliminary third quarter results.
Also on October 21, 2025, representatives of Morgan Stanley met with representatives of Party F to discuss the strategic rationale for a possible combination of Party F and Confluent. At that meeting, Party F’s Chief Financial Officer requested additional information about Confluent’s financial performance.
On October 22, 2025 and October 24, 2025, representatives of Confluent management held a follow-up meeting with representatives of IBM to review the Management Projections and discuss other questions related to financial due diligence.
On October 23, 2025, Party A’s chief executive officer communicated to Mr. Kreps that Party A was not interested in proceeding with an acquisition of Confluent.
On October 24, 2025, the Confluent Board met with members of Confluent management and representatives of each of Morgan Stanley and Cooley. Representatives of Morgan Stanley updated the Confluent Board on the strategic outreach process undertaken by Morgan Stanley to date and that Morgan Stanley, at the direction of the Special Committee, had requested that IBM and each of Party B, Party C, Party D and Party E provide initial indications of interest to acquire Confluent by or before November 4, 2025. Representatives of Cooley then reviewed with the Confluent Board certain management neutrality guidelines that, among other things, prohibited any member of Confluent management from discussing future compensation, employment, consulting or similar arrangements with a potential acquirer except with the prior approval of the Special Committee. The Confluent Board reviewed and adopted such management neutrality guidelines and directed Confluent management to distribute such guidelines to members of Confluent management actively engaging with any participants in connection with the strategic transaction process.
After the close of trading on October 27, 2025, Confluent held a quarterly earnings call to report its third quarter financial results as well as its financial outlook for the remainder of fiscal year 2025. Our Class A common stock closed trading at a price of $23.75 per share on October 28, 2025, the first full trading day following this earnings call.
On October 29, 2025, representatives of Confluent management, at the request of representatives of Party B, held a meeting with representatives of Party B to review the Management Projections and discuss other questions related to financial due diligence.
On October 30, 2025, representatives of Confluent management met with representatives of Party F to respond to certain diligence requests from Party F.
Also on October 30, 2025, representatives of Confluent management, at the request of representatives of Party C, held a meeting with representatives of Party C to review the Management Projections and discuss other questions related to financial due diligence.
Later that day on October 30, 2025, representatives of Party E informed representatives of Morgan Stanley that Party E was not in a position offer a meaningful premium to the then-current trading price of our Class A common stock (which closed trading at $23.52 per share on October 30, 2025) in an acquisition, and would not be submitting an offer to acquire Confluent.
Also on October 30, 2025, IBM delivered a non-binding written proposal to acquire Confluent for $27.00 per share in cash (which we refer to as the “Initial IBM Proposal”). As part of the Initial IBM Proposal, IBM requested that Confluent agree to negotiate exclusively with IBM with respect to a sale of Confluent.
On October 31, 2025, representatives of Morgan Stanley met with representatives of Party F to further discuss the strategic rationale for a possible business combination between Party F and Confluent. Following such meeting, representatives of Morgan Stanley continued to connect with representatives of Party F to request updates but did not receive any substantive responses with respect to interest or timing and were told that such party was continuing to do work to determine its position around a potential strategic transaction.
On October 31, 2025, the Special Committee met with members of Confluent management and representatives of Cooley. Mr. Kreps informed the Special Committee that Confluent had received the Initial IBM Proposal. The Special Committee discussed the Initial IBM Proposal and potential responses. After discussion and a review of market feedback following Confluent’s announcement of third quarter earnings, the Special Committee determined that the Initial IBM Proposal was not in the best interests of Confluent and our stockholders and instructed Mr. Kreps to authorize the representatives from Morgan Stanley to inform IBM that Confluent would not move forward with discussions regarding a possible acquisition on the basis of the Initial IBM Proposal. The next day, representatives of Morgan Stanley contacted representatives of IBM and informed them of the determination of the Special Committee.
On November 3, 2025, representatives of IBM contacted representatives of Morgan Stanley to communicate that IBM would be submitting an improved offer to acquire Confluent. Later that same day, IBM delivered a revised non-binding written proposal to acquire Confluent for $28.00 per share in cash (which we refer to as the “First Revised IBM Proposal”). As part of the First Revised IBM Proposal, IBM requested that Confluent agree to negotiate exclusively with IBM with respect to a sale of Confluent.
On November 4, 2025, the Special Committee met with members of Confluent management and representatives of each of Morgan Stanley and Cooley to review the First Revised IBM Proposal. Representatives of Morgan Stanley reviewed preliminary financial analyses with respect to the First Revised IBM Proposal and updated the Special Committee on the status of Morgan Stanley’s conversations with the other counterparties who Morgan Stanley and management were in discussions with, including that none had submitted or indicated an intent to submit a proposal to date. The Special Committee discussed the First Revised IBM Proposal and the status of discussions with the other counterparties, including the lack of substantive engagement from Party F, and determined to reconvene after the November 4, 2025 deadline that was communicated to parties for delivering initial indications of interest.
On November 5, 2025, representatives of each of Party B, Party C and Party D informed representatives of Morgan Stanley that such party would not be submitting an offer to acquire Confluent, with each party noting that they were not in a position to offer a meaningful premium to the then-current trading price of our Class A common stock (which closed trading at $22.67 per share on November 4, 2025).
On November 6, 2025, the Special Committee met with members of Confluent management and representatives of each of Morgan Stanley and Cooley. Representatives of Morgan Stanley informed the Special Committee that Party B, Party C and Party D had communicated to Morgan Stanley the day before that they would not be submitting any offers to acquire Confluent. Thereafter, representatives of Morgan Stanley discussed proposed responses to the First Revised IBM Proposal with the Special Committee, various considerations for providing a counterproposal to IBM, and the general dynamic of the discussions between IBM and Confluent to date. Following this discussion, the Special Committee directed the representatives of Morgan Stanley to communicate to IBM that if IBM were to make an offer to acquire Confluent at a price of at least $33.00 per share, the Special Committee would be willing to engage in further discussions on that basis. Following the meeting, representatives of Morgan Stanley contacted representatives of IBM and informed them of the determination of the Special Committee.
The following day, representatives of IBM contacted representatives of Morgan Stanley noting their disappointment with the response provided. Representatives of Morgan Stanley reiterated the determination of the Special Committee regarding an offer price of at least $33.00 per share.
On November 9, 2025, representatives of IBM contacted representatives of Morgan Stanley to communicate that IBM would be submitting an improved offer to acquire Confluent. Later that day, IBM delivered a revised non-binding written proposal to acquire Confluent for $29.00 per share in cash (which we refer to as the “Second Revised IBM Proposal”). As part of the Second Revised IBM Proposal, IBM requested that Confluent agree to negotiate exclusively with IBM with respect to a sale of Confluent.
On November 10, 2025, the Special Committee met with members of Confluent management and representatives of each of Morgan Stanley and Cooley. Representatives of Morgan Stanley updated the

Special Committee on its conversations with IBM, reviewed preliminary financial analyses with respect to the Second Revised IBM Proposal and discussed potential responses to the Second Revised IBM Proposal. The Special Committee then met in closed session with representatives of Cooley and discussed (1) various strategic considerations with respect to Confluent continuing at a standalone company, including certain operational challenges raised by parties during the strategic review process, (2) risks associated with execution on the Management Projections for calendar year 2026 and beyond, including opportunities for inorganic growth, peer competition, alignment on strategic direction, and ongoing volatility in the macroeconomic environment, and (3) potential responses to the Second Revised IBM Proposal. Thereafter, representatives of Cooley reviewed with the members of the Special Committee their fiduciary duties. Following discussion, the Special Committee authorized management to work with Morgan Stanley to develop a counterproposal to IBM, with a firm floor of $31.00 per share. The Special Committee also indicated that timeline to execution of a definitive agreement and price certainty were critical factors to the Special Committee’s consideration of any potential offer and requested that such points be conveyed to IBM. Following this meeting, representatives of Morgan Stanley contacted representatives of IBM and informed them of the determination of the Special Committee.
On November 11, 2025, IBM delivered a revised non-binding written proposal to acquire Confluent for $31.00 per share in cash (which we refer to as the “Final Revised IBM Proposal”). As part of the Final Revised IBM Proposal, IBM requested that Confluent agree to negotiate exclusively with IBM with respect to a sale of Confluent.
On November 12, 2025, the Special Committee met with members of Confluent management and representatives of each of Morgan Stanley and Cooley. Representatives of Morgan Stanley reviewed their recent conversations with IBM following the last Special Committee meeting on November 10 and summarized the Final Revised IBM Proposal, noting IBM’s view that such proposal represented a competitive stretch and IBM’s expectation that Confluent would commit to negotiate exclusively with IBM in order for IBM to proceed. Representatives from Cooley reviewed IBM’s proposed terms for exclusivity, including a contemplated exclusivity period ending on December 12, 2025. The Special Committee discussed IBM’s offer and proposed terms of exclusivity. After considering (1) the Final Revised IBM Proposal in relation to the operating and financial results implied by the Management Long-Range Plan, excluding the execution risk associated with achieving such plan, (2) the results of the strategic review process and negotiations with IBM, including the two prior offer price increases by IBM and the belief that the Final Revised IBM Proposal represented the highest price that IBM was willing to pay and the highest price per share value reasonably obtainable under the circumstances and (3) the fact that Confluent had not received an acquisition offer from any other party, including following the Reuters article on October 7, 2025 reporting that Confluent was exploring potential strategic alternatives, the Special Committee determined to authorize Confluent to negotiate with IBM on an exclusive basis with respect to the Final Revised IBM Proposal but directed management to seek to shorten the exclusivity period. The Special Committee also authorized management, including Mr. Kreps, to engage with IBM with respect to any personal employee retention and/or compensation requests made by IBM in connection with the transaction. The Special Committee then directed Confluent management, Morgan Stanley and Cooley to finalize the proposed exclusivity agreement with IBM consistent with the terms discussed at the meeting, and, on November 12, 2025, Confluent entered into an exclusivity agreement with IBM in which it committed to negotiate exclusively with IBM with respect to a sale of Confluent through December 7, 2025.
On November 13, 2025, IBM sent an initial due diligence request list to Confluent, as well as draft agendas for proposed in person due diligence meetings to take place at IBM’s offices in New York.
On November 14, 2025, representatives of Paul, Weiss, Rifkind, Wharton & Garrison LLP, outside legal counsel to IBM (which we refer to as “Paul, Weiss”), delivered an initial draft of the merger agreement to representatives of Cooley. The initial draft of the merger agreement included a termination fee payable by Confluent to IBM that was equal to five percent of Confluent’s equity value in the transaction if the merger agreement were terminated under certain circumstances. The initial draft of the merger agreement also noted that IBM expected to enter into (1) voting agreements with certain of Confluent’s stockholders and (2) executive retention and transition arrangements with certain unspecified senior executives of Confluent in connection with the execution of the merger agreement.

Beginning on November 17, 2025, IBM and its representatives, including Paul, Weiss, were granted access to additional operational and legal due diligence documents and information regarding Confluent in a virtual data room to support IBM’s confirmatory due diligence review of Confluent. Over the course of the following three weeks, IBM and its representatives conducted operational, financial, legal, employment, accounting and other due diligence on Confluent, and met regularly with members of Confluent management and representatives of Confluent’s advisors regarding due diligence matters, including in person due diligence meetings with Confluent’s management held at IBM’s offices in New York on November 19 and November 20, 2025.
Also on November 17, 2025, representatives of Paul, Weiss delivered an initial draft of the voting agreement to representatives of Cooley. Over the subsequent two weeks, representatives of each of Paul, Weiss and Cooley exchanged drafts and negotiated the terms of the voting agreement. Key terms negotiated between the parties included: (1) the stockholders of Confluent expected to be party to the voting agreement, (2) the terms of such stockholders’ commitment to vote their shares of our common stock with respect to the adoption of the merger agreements and other related matters, (3) the exceptions to the restrictions on the transfer of shares of our common stock applicable to such stockholders, and (4) the circumstances in which the voting agreement would terminate.
On November 21, 2025, the Special Committee met with members of Confluent management and representatives of each of Morgan Stanley and Cooley. Mr. Sivaram updated the Special Committee on the due diligence meetings that took place earlier in the week between representatives of IBM and members of senior management from Confluent at IBM’s headquarters in New York. Mr. Sivaram also summarized a number of follow-up and open due diligence topics that Confluent was addressing with IBM. Representatives of Morgan Stanley then reviewed IBM’s feedback on the due diligence meetings. Representatives of each of Morgan Stanley and Cooley then updated the Special Committee on overall transaction process and summarized various considerations related to regulatory approvals, deal timing and certainty of closing. Representatives of Cooley summarized the proposed terms presented in the initial draft merger agreement received from IBM and provided their perspective on the timeline to executing a potential transaction with IBM.
On November 22, 2025, representatives of Cooley delivered a revised draft of the merger agreement to representatives of Paul, Weiss. The revised draft of the merger agreement included, among other things, a termination fee payable by Confluent to IBM that was equal to 2.75 percent of Confluent’s equity value in the transaction. Over the subsequent two weeks, representatives of each of Confluent and IBM exchanged drafts and negotiated the terms of the merger agreement. Key terms negotiated included: (1) the conditions to each party’s obligations to complete the merger, (2) the efforts required by IBM and Confluent to obtain the required regulatory clearances to consummate the merger, (3) the terms of the “no-shop” restrictions applicable to Confluent, including the terms pursuant to which Confluent would be able to accept a superior proposal, (4) the amount of the termination fee payable by Confluent and the circumstances in which it would be payable, (5) the circumstances in which the parties could terminate the merger agreement, and (6) the restrictions on the operation of Confluent’s business between signing and closing of the merger and related exceptions for matters such as employee retention and compensation.
On November 25, 2025, the Confluent Board met with members of Confluent management and representatives of each of Morgan Stanley and Cooley. Representatives of Morgan Stanley first provided the Confluent Board with an update on ongoing discussions with IBM, open due diligence issues and transaction deliverables, potential transaction timing and overall market observations. Mr. Kreps then updated the Confluent Board on employee related matters, including IBM’s request that a number of to-be-identified key executives enter into retention and transition arrangements and related agreements at the same time as the signing and announcement of any transaction. Following this update, Mr. Sivaram reviewed management’s extrapolations of the Management Projections for the calendar years 2029 through 2035, as more fully described in the section of this proxy statement captioned “The Merger — Financial Projections.” Following discussion, including with respect to the extrapolations relating to increases in net working capital relative to revenue based on historical experience and forecasted cash conversion expectations, the Confluent Board approved the Management Projections, together with such extrapolations, and directed Morgan Stanley to use the Management Projections, together with such extrapolations, for the purpose of preparing its financial analyses of Confluent, including in connection with the merger.

On November 28, 2025, IBM provided preliminary information to Confluent related to (1) IBM’s proposed arrangements for the long-term retention of certain Confluent executives following the merger, (2) IBM’s proposed arrangements for the short-term retention of certain other Confluent executives for a transition period following the merger, and (3) IBM’s request that Confluent’s executives enter into non-competition and non-solicitation agreements with IBM that would be effective for a specified period following the merger (all of which arrangements we refer to as the “executive retention and transition arrangements”). As part of the executive retention and transition arrangements, IBM proposed to pay retention payments to certain executives as consideration for (a) their continued employment with IBM following the closing of the merger and (b) the entry into non-competition and non-solicitation agreements. Over the subsequent week, IBM and its representatives finalized the terms of the executive retention and transition arrangements with the relevant Confluent executives and their representatives, including their independent legal counsel. Key terms finalized included (i) the amount and terms of retention payments proposed to be paid to certain executives, (ii) the circumstances in which these retention payments would be accelerated upon termination of such executive’s employment with IBM prior to the applicable retention or transition period, and (iii) the circumstances that would constitute a “good reason” resignation under the executive’s applicable change in control and severance agreements. For more information on the terms of the executive retention and transition arrangements, see the section of this proxy statement captioned “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger.”
On December 4, 2025, the Special Committee met with members of Confluent management and representatives of each of Morgan Stanley and Cooley. Representatives of Cooley updated the Special Committee on the status of the negotiation of the merger agreement, including the material open terms discussed above. Mr. Kreps then informed the Special Committee of a recent discussion that he had with representatives of IBM to make progress on these open terms. Representatives of Cooley provided further details on foreign antitrust matters and on discussions with IBM’s counsel regarding jurisdictions in which foreign regulatory clearances would be required. Following this discussion, Mr. Sivaram reviewed with the Special Committee certain proposed adjustments to the management extrapolations for calendar years 2029 through 2035 previously shared with and approved by the Confluent Board on November 25, 2025. Thereafter, the Special Committee approved such adjustments, as more fully described in the section of this proxy statement captioned “The Merger — Financial Projections,” and directed Morgan Stanley to use the Management Projections, together with such adjusted extrapolations, for purposes of its financial analyses of Confluent, including in connection with the merger.
In the evening on December 6, 2025, representatives of each of Cooley and Paul, Weiss finalized the forms of the merger agreement and the voting agreement.
In the morning of December 7, 2025, the Confluent Board held a joint meeting of the Confluent Board and the Special Committee, with members of Confluent management and representatives of each of Morgan Stanley and Cooley. The Confluent Board then received an overview of fiduciary duties attendant to a strategic process and in the context of evaluating the potential transaction. The final forms of the merger agreement and the voting agreement were provided to, and reviewed with, the Confluent Board by representatives of Cooley. The representatives of Morgan Stanley presented Morgan Stanley’s financial analyses of the $31.00 per share cash consideration to be paid by IBM pursuant to the Final Revised IBM Proposal. The representatives of Morgan Stanley also reviewed with the Confluent Board a customary relationship disclosure letter, which letter was previously delivered to the Confluent Board and included disclosures consistent with the prior letters received on June 27, 2025 and updated on July 9, 2025. Thereafter, representatives of Morgan Stanley rendered Morgan Stanley’s oral opinion, subsequently confirmed in writing, that, as of December 7, 2025, and based upon and subject to assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the per share price of $31.00 in cash to be received by the holders of shares of our common stock (other than as specified in the opinion) pursuant to the terms of the merger agreement was fair from a financial point of view to such holders of shares of our common stock, as more fully described in the section of this proxy statement captioned “The Merger — Opinion of Morgan Stanley & Co. LLC.” The Confluent Board then temporarily adjourned in order for the Special Committee to convene. The Special Committee discussed the proposed transaction with IBM, various factors related to the decision of whether to recommend the potential transaction to the Confluent Board and management’s ability to effectively operate the business during the interim period between the announcement of any such transaction and its ultimate consummation or termination. Following this discussion, the Special Committee unanimously (1) declared that entry into the merger agreement and consummation of the merger and the other transactions contemplated by the merger agreement, including the merger consideration, advisable, fair to, and in the best interests of, Confluent and its stockholders, and (2) recommended that the Confluent Board approve, adopt and declare advisable and in the best interests of Confluent and its stockholders the merger agreement, the merger and the other transactions contemplated by the merger agreement, including the merger consideration, and that the Confluent Board submit to a vote at a meeting of Confluent’s stockholders, and recommend the adoption by Confluent’s stockholders of, the merger agreement. Thereafter, the Confluent Board reconvened. The Confluent Board, after considering the factors more fully described in the section of this proxy statement captioned “The Merger — Recommendation of the Special Committee and the Confluent Board and Reasons for the Merger,” unanimously (1) approved, adopted and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement, (2) declared that it is advisable, fair to and in the best interests of Confluent that Confluent enter into the merger agreement and consummate the merger and the other transactions contemplated by the merger agreement on the terms and subject to the conditions set forth in the merger agreement, (3) directed that the adoption of the merger agreement be submitted to a vote at a meeting of Confluent’s stockholders and (4) recommended that the merger agreement be adopted by Confluent’s stockholders.
During the morning of December 7, 2025, IBM finalized the executive retention and transition arrangements with the applicable parties.
In the afternoon of December 7, 2025, the merger agreement, the voting agreement and the employee offer letters and other agreements related to the executive retention and transition arrangements were executed by the applicable parties.
The following morning, Confluent and IBM jointly publicly announced the merger.
Recommendation of the Special Committee and the Confluent Board and Reasons for the Merger
Reasons for the Merger and Recommendation of the Special Committee
On December 7, 2025, the Special Committee unanimously: (1) declared that entry into the merger agreement and consummation of the merger and the other transactions contemplated by the merger agreement, including the merger consideration, are advisable, fair to, and in the best interests of, Confluent and our stockholders, and (2) recommended that the Confluent Board approve, adopt and declare advisable and in the best interests of Confluent and our stockholders the merger agreement, the merger and the other transactions contemplated by the merger agreement, including the merger consideration, and that the Confluent Board submit to a vote at a meeting of our stockholders, and recommend the adoption by our stockholders of, the merger agreement.
Reasons for the Merger
In evaluating the merger agreement, the merger and the other transactions contemplated by the merger agreement, including the merger consideration, the Special Committee consulted with members of Confluent management, as well as representatives of each of Cooley and Morgan Stanley. In recommending that the Confluent Board approve, adopt and declare advisable and in the best interests of Confluent and our stockholders the merger agreement, the merger and the other transactions contemplated by the merger agreement, including the merger consideration, and that the Confluent Board submit to a vote at a meeting of our stockholders, and recommend the adoption by our stockholders of, the merger agreement, the Special Committee considered and analyzed a number of factors, including the factors summarized below (which factors are not necessarily exhaustive or presented in order of relative importance). Based on this, the Special Committee concluded that entering into the merger agreement and the consummation of the merger was advisable, fair to and in the best interests of, Confluent and our stockholders.
The Special Committee believed that the following material factors supported its determination and recommendation:
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Cash Consideration and Certainty of Value.   The fact that the merger consideration to be paid to our stockholders in the merger consists entirely of cash, which allows Confluent stockholders to realize immediate liquidity and certainty of value with respect to their shares of Confluent common stock, while eliminating risks and uncertainties related to Confluent continuing as a standalone company, including long-term business and execution risk, as well as risks related to the financial markets generally.
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Premium to Market Price.   The fact that the merger consideration of $31.00 per share in cash to be received by the holders of shares of Confluent common stock in the merger represents a significant premium over the market price at which shares of Confluent common stock traded prior to the announcement of the execution of the merger agreement, including the fact that the merger consideration represents a premium of:

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approximately 34 percent to Confluent’s closing stock price of shares of our Class A common stock on December 5, 2025, the last trading day prior to the announcement of the transaction;

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approximately 35 percent to Confluent’s volume weighted average stock price of shares of our Class A common stock during the 30 days ended December 5, 2025; and

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approximately 52 percent to Confluent’s volume weighted average stock price of shares of our Class A common stock during the 90 days ended December 5, 2025.

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Results of Strategic Review Process.   The merger being the result of a reasoned, fully-informed process overseen by the Special Committee, which included, among other things, Confluent, through its representatives, contacting 20 potential bidders, including nine financial sponsors and 11 potential strategic acquirors (including IBM), to determine their interest in participating in an acquisition of Confluent. Of the potential bidders contacted, 12 engaged in substantive discussions, and 11 entered into confidentiality agreements with Confluent and conducted due diligence with respect to a potential acquisition of Confluent. The Special Committee considered the nature of the engagement by each of these potential bidders, and that only IBM had made a proposal to acquire Confluent. The Special Committee was also aware of the public speculation since October 7, 2025, that Confluent was considering a potential strategic transaction and noted that, following such speculation, that no potential acquirors (other than IBM) made a proposal to acquire Confluent. The Special Committee also considered the potential negative effects that a further extended or expanded sale process might have on our business, including as a result of further distraction of Confluent management. For more information on this process, see the section of this proxy statement captioned “The Merger — Background of the Merger.” The Special Committee also considered Confluent’s rights under the merger agreement to respond to unsolicited acquisition proposals from third parties, and, subject to compliance with the terms of the merger agreement, to terminate the merger agreement to accept a superior offer from a third party.

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Best Value Reasonably Obtainable.   The Special Committee’s belief that the $31.00 per share in cash to be received by the holders of shares of Confluent common stock in the merger represents the best value reasonably obtainable for the shares of our common stock after extensive discussions with multiple parties, taking into account the Special Committee’s familiarity with our business, operations, prospects, business strategy, assets, liabilities and general financial condition on a historical and prospective basis. In addition, the Special Committee believed that, measured against our longer-term execution risks, the per share price reflects a fair and favorable price for the shares of our common stock.

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Potential Strategic Alternatives.   The assessment of the Special Committee that none of the possible alternatives to the merger (including the possibility of continuing to operate Confluent as an independent public company or pursuing a different transaction, and the desirability and perceived risks of those alternatives, as well as the potential benefits and risks to our stockholders of those alternatives and the timing and likelihood of effecting such alternatives) was reasonably likely to present superior opportunities for us to create greater value for our stockholders, taking into account execution risks as well as business, competitive, financial, industry, legal, market and regulatory risks.

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Business, Financial Condition, Prospects and Execution Risks.   The Special Committee’s assessment of the then-current and historical financial condition, results of operations, business and competitive positioning of Confluent supported the determination that the per share price reflects a fair and favorable price for the shares of our common stock. As part of this analysis, the Special Committee considered Confluent management’s business plans and strategies, including the Management Long-Range Plan, and the potential opportunities that these plans and strategies presented against, among other things, various execution and other risks and challenges to achieving the Management Long-Range Plan. Additional information about the preparation and substance of the Management Long-Range Plan is contained in the section of this proxy statement captioned “The Merger — Financial Projections.” Among the potential risks and challenges identified by the Special Committee were:
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Our prospects and competitive position as an independent public company. In this regard, the Special Committee considered:

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the challenges to acquiring new customers and retaining our existing customers, including competition from well-established cloud service providers and other companies in our ecosystem that have established relationships with our potential and existing customers;

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the rapid technological change, frequent new product and service introductions and enhancements, changing customer demands and evolving standards that characterize our industry;

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challenges to increasing revenue growth while maintaining and improving our operating margins, along with evolving investor expectations regarding profitability;

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the historical market prices, volatility and trading information with respect to shares of our Class A common stock;

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the ability to accurately forecast our future financial performance;

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the need to attract, retain and motivate talented senior management and other strategic talent in order to successfully execute Confluent’s business plan;

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market volatility and the current and prospective business environment in which we operate, including macroeconomic challenges facing us and our industry more generally and the impact of changed economic circumstances on key customer segments; and

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the other risk factors and uncertainties described in our other filings with the SEC, as listed in the section of this proxy statement captioned “Where You Can Find More Information.”

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Fairness Opinion of Morgan Stanley.   The oral opinion of Morgan Stanley rendered to the Confluent Board on December 7, 2025, subsequently confirmed in writing, that, as of December 7, 2025, and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the per share price of $31.00 in cash without interest to be received by the holders of shares of our common stock (other than as specified in the opinion) pursuant to the merger agreement was fair from a financial point of view to such holders of shares of our common stock. For additional information, see the section of this proxy statement captioned “The Merger — Opinion of Morgan Stanley & Co. LLC.”

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Negotiations with IBM.   The belief that, as a result of an active negotiating process, including the fact that IBM increased its offer price three times, the merger consideration represented the highest price that IBM was willing to pay and the highest price per share value reasonably obtainable under the circumstances as of the date of the merger agreement and that there was substantial risk of losing IBM’s final offer of $31.00 per share if Confluent continued to pursue a higher price from IBM.

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Terms of the Merger Agreement.   The terms and conditions of the merger agreement, which were the product of robust, arm’s-length negotiations and during which the Special Committee was advised by Cooley. In this regard, the factors considered by the Special Committee included:

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Our ability, under certain circumstances, to respond to third parties regarding unsolicited alternative acquisition proposals.

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The Special Committee’s belief that the terms of the merger agreement, including the amount of the termination fee, would not preclude third parties from making a superior proposal.

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The Confluent Board’s ability to withdraw or modify its recommendation that our stockholders vote in favor of the adoption of the merger agreement under certain circumstances.

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The fact that the Voting Agreement terminates in the event that the merger agreement is validly terminated in accordance with its terms, as more fully described under the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Voting Agreement.”

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Our ability, under certain circumstances, to terminate the merger agreement to enter into an alternative acquisition agreement with respect to a superior proposal. The Special Committee also believed that the termination fee payable by Confluent in such instance was reasonable, consistent with or below similar fees payable in comparable transactions, and would not be preclusive of other offers.

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The conditions to IBM’s obligation to consummate the merger and the likelihood they would be satisfied.

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Our ability to specifically enforce IBM’s obligation to cause the merger to be consummated in certain circumstances.

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Our ability to conduct business in the ordinary course prior to the consummation of the merger, subject to the restrictions (and exceptions to those restrictions) under the merger agreement.

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Regulatory Approvals.   The Special Committee considered the fact that the merger agreement requires that IBM use its reasonable best efforts to take certain actions necessary to obtain clearance under certain applicable antitrust and foreign investment laws, including the fact that IBM agreed to accept potential structural and behavioral remedies in order to obtain regulatory approval, subject to certain prescribed limitations. For a more complete description of IBM’s obligations to obtain required regulatory approvals, see the section below entitled “The Merger Agreement — Additional Agreements — Efforts to Complete the Merger.” The merger agreement also provides for an appropriate termination date by which time it is reasonable to expect that the regulatory conditions are likely to be satisfied. For a more complete description of the termination date, see the section below entitled “The Merger Agreement — Termination of the Merger Agreement and Expenses —  Termination.”

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Business Reputation of IBM and Likelihood of Consummation.   The Special Committee assessed that the business reputation and financial resources of IBM supported the conclusion that a transaction with IBM was reasonably likely to be consummated successfully and in an expedited manner, due in part because IBM’s stockholders are not required to approve the merger and IBM possesses sufficient cash resources to fund the entire purchase price without having to rely on third-party debt or equity financing.

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Benefits to Customers.   The belief of the Special Committee, based on discussions between Confluent and IBM and understanding of IBM’s product portfolio, that Confluent’s customers will benefit from IBM’s complementary product offerings and its greater resources and capabilities to expand the business of Confluent as part of IBM.

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Retention of Key Employees.   The Special Committee’s belief that, with respect to certain of our employees, the transition and retention plans in connection with the merger could help ensure the continuity of management, and increase the likelihood of the successful operation of Confluent during the pendency of the merger. For further information on these arrangements, see the section of this proxy statement captioned “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger.”

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Appraisal Rights.   The appraisal rights in connection with the merger available to our stockholders who do not vote in favor of the adoption of the merger agreement and properly exercise their appraisal rights under the DGCL.

The Special Committee also considered a number of countervailing factors and risks related to its recommendation, including the following:

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No Stockholder Participation in Future Growth or Earnings.   The nature of the merger as a cash transaction means that our stockholders will not participate in Confluent’s future earnings or growth and will not benefit from any appreciation in value of the surviving corporation following the merger. The Special Committee considered the other potential alternative strategies available to us as a standalone public company, which, despite significant uncertainty, could have had the potential to result in a more successful and valuable company.

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No Ability to Solicit an Alternative Transaction.   The restrictions in the merger agreement on our ability to solicit alternative acquisition proposals.

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Regulatory Risks.   The possibility that regulatory agencies may delay, object to, challenge or seek to enjoin the merger, or may seek to impose terms and conditions on their approvals that are not acceptable to IBM and that could ultimately result in the merger not being consummated. The Special Committee was aware that the regulatory approval process could be prolonged, which could have an impact on our business. Further, in the event that the merger cannot be completed for regulatory reasons, IBM would not owe any compensation to Confluent. For a more complete description of IBM’s obligations to obtain required regulatory approvals, see the section of this proxy statement captioned “The Merger Agreement — Efforts to Complete the Merger.”

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Obligations of Certain Significant Stockholders.   Each of Mr. Kreps and Ms. Narkhede, and certain of their respective affiliates, as well as certain affiliates of Mr. Rao, are party to the Voting Agreement with Confluent, IBM and Sub, pursuant to which they agreed to, among other things, vote all of their shares of common stock in favor of the proposal to adopt the merger agreement (which shares represent approximately [•]% of the voting power of the outstanding share of Confluent common stock as of [•], 2026), and that such obligation does not automatically terminate in the event that the Special Committee, or the Confluent Board, acting upon the recommendation of the Special Committee, modifies, changes or withdraws Confluent’s recommendation with respect to the merger.

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Risks Associated with Failure to Consummate the Merger.   The possibility that the merger might not be consummated, and if it is not consummated, that: (1) our directors, management team and other employees will have expended extensive time and effort and will have experienced significant distractions from their work on behalf of Confluent during the pendency of the merger; (2) Confluent will have incurred significant transaction and other costs; (3) our continuing business relationships with customers, business partners, employees and investors may be adversely affected, which could adversely impact our operating results; (4) the trading price of our Class A common stock could be adversely affected; (5) the failure to consummate the merger could result in an adverse perception among our customers, potential customers, employees and investors about Confluent and its products; and (6) the contractual and legal remedies available to us if IBM were to seek to terminate the merger agreement or abandon the merger may be insufficient, costly to pursue or both.

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Termination Fee Payable by Confluent.   The requirement that we would be required to pay IBM a termination fee of $453,600,000 following termination of the merger agreement in certain circumstances set forth in the merger agreement, including if the Confluent Board terminates the merger agreement to enter into an agreement with respect to a superior proposal. The Special Committee considered the potentially dampening effect that this termination fee could have on a third party’s interest in making a proposal to acquire Confluent.

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Impact of Interim Restrictions on Confluent’s Business Pending the Completion of the Merger.   The restrictions in the merger agreement on the conduct of our business prior to the consummation of the merger, including the requirement that Confluent use reasonable best efforts to operate its business in the ordinary course of business consistent with past practice, subject to specific limitations, which may delay or prevent us from undertaking business opportunities that may arise before the completion of the merger that, absent the merger agreement, we might have pursued.

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Effects of the Announcement of the Merger; Loss of Key Personnel.   The effects of the public announcement of the merger, including the: (1) effects on our employees, customers, partners, suppliers, operating results and stock price; (2) potential for litigation in connection with the merger; and (3) impact on our ability to attract and retain management, sales and marketing, technical and other key personnel.

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Interests of Confluent’s Directors and Executive Officers.   Interests that our directors and executive officers may have in the merger, which may be different from, or in addition to, those of our other stockholders generally, and as more fully described in the section of this proxy statement captioned “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger.”

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Transaction Costs and Time Required.   The fact that Confluent has incurred and will incur significant costs in connection with entering into the merger agreement and consummating the merger (many of which are payable whether or not the merger is consummated) and the substantial time and effort required of Confluent management to enter into the merger agreement and complete the merger, which may disrupt Confluent’s business operations.

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Taxable Consideration.   The receipt of cash in exchange for shares of our common stock in the merger will generally be a taxable transaction for U.S. federal income tax purposes for our stockholders that are U.S. persons.

Reasons for the Merger and Recommendation of the Confluent Board
On December 7, 2025, after considering the unanimous recommendation of the Special Committee and on the basis of the other factors described above, the Confluent Board unanimously: (1) approved, adopted and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement; and (2) declared that it is advisable, fair to and in the best interests of Confluent that Confluent enter into the merger agreement and consummate the merger and the other transactions contemplated by the merger agreement on the terms and subject to the conditions set forth in the merger agreement.
In evaluating the merger agreement and the merger, and in making its recommendation, the Confluent Board consulted with members of Confluent management, as well as representatives of each of Cooley and Morgan Stanley. In recommending that our stockholders vote “FOR” the adoption of the merger agreement, the Confluent Board considered and analyzed a number of factors, including the factors summarized below (which factors are not necessarily exhaustive or presented in order of relative importance). Based on this, the Confluent Board concluded that entering into the merger agreement was advisable, fair to and in the best interests of Confluent and our stockholders.
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Special Committee Recommendation.   The Special Committee’s analyses (as to both substantive and procedural aspects of the Merger), conclusions and unanimous determination, which the Board adopted as its own, that the entry into the merger agreement and consummation of the merger and the other transactions contemplated by the merger agreement, including the merger consideration, are advisable, fair to, and in the best interests of, Confluent and our stockholders. The Confluent Board also considered that the Special Committee unanimously recommended that the Confluent Board approve, adopt and declare advisable and in the best interests of Confluent and our stockholders the merger agreement, the merger and the other transactions contemplated by the merger agreement, including the merger consideration, and that the Confluent Board submit to a vote at a meeting of our stockholders, and recommend adoption by our stockholders of, the merger agreement.

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Procedural Protections.   The procedural fairness of the merger, including that it was negotiated by the Special Committee consisting solely of directors who are disinterested and independent with respect to a potential transaction, including the merger.

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Other Factors Considered by the Special Committee.   The other material factors and benefits and uncertainties and risks and other potentially negative factors considered by the Special Committee listed above.

The Confluent Board, acting upon the recommendation of the Special Committee, unanimously recommends that you vote: (1) “FOR” the proposal to adopt the merger agreement; (2) “FOR” the proposal to approve, on a non-binding, advisory basis, compensation that will or may become payable by Confluent to our named executive officers in connection with the merger; and (3) “FOR” the proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

This discussion is not intended to be exhaustive; rather, it summarizes the material factors and analyses evaluated by the Special Committee and the Confluent Board in their respective consideration of the merger agreement, the merger and the other transactions contemplated by the merger agreement, and such factors and analyses are not necessarily presented in order of importance. After considering these and other factors, the Special Committee and the Confluent Board concluded that the potential benefits of entering into the merger agreement outweighed the potential uncertainties and risks. In light of the variety of factors considered by the Special Committee and the Confluent Board and the complexity of these factors, neither the Special Committee nor the Confluent Board found it practicable to, and did not, quantify or otherwise assign relative weights to the foregoing factors in reaching their respective determinations and recommendations. Moreover, each member of the Special Committee and the Confluent Board applied his or her own personal business judgment to the process and may have assigned different relative weights to the different factors. The Special Committee and the Confluent Board adopted and approved the merger agreement based upon the totality of the information presented to, and considered by, the Special Committee and the Confluent Board. The explanation of the factors and reasoning set forth above may contain forward-looking statements, which should be read in conjunction with the section of this proxy statement captioned “Forward-Looking Statements.”
Opinion of Morgan Stanley & Co. LLC
Confluent retained Morgan Stanley to provide it with financial advisory services and an opinion in connection with the possible sale of Confluent. The Confluent Board selected Morgan Stanley to act as Confluent’s financial advisor based on, among other things, Morgan Stanley’s qualifications, extensive expertise and international reputation, its knowledge of and involvement in recent transactions in Confluent’s industry, and its knowledge of Confluent’s business and affairs given Morgan Stanley’s role as an underwriter in Confluent’s initial public offering. At the meeting of the Confluent Board on December 7, 2025, Morgan Stanley rendered its oral opinion, subsequently confirmed in writing, that, as of December 7, 2025, and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the per share price of $31.00 in cash without interest to be received by the holders of shares of our common stock (other than the Excluded Shares) pursuant to the merger agreement was fair from a financial point of view to such holders of shares of our common stock.
The full text of the written opinion of Morgan Stanley delivered to the Confluent Board, dated as of December 7, 2025, which sets forth, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, is attached as Annex C to this proxy statement and incorporated by reference into this proxy statement in its entirety. The summary of the opinion of Morgan Stanley in this proxy statement is qualified in its entirety by reference to the full text of the written opinion. You are encouraged to read Morgan Stanley’s opinion carefully and in its entirety. Morgan Stanley’s opinion was directed to the Confluent Board, in its capacity as such, and addresses only the fairness from a financial point of view of the merger consideration to be received by the holders of shares of our common stock (other than the Excluded Shares) pursuant to the merger agreement as of the date of the opinion and does not address the relative merits of the merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available, nor does it address the underlying business decision of Confluent to enter into the merger agreement or proceed with any transaction contemplated by the merger agreement. Morgan Stanley expressed no opinion or recommendation as to how Confluent stockholders should vote at any meetings of Confluent stockholders to be held in connection with the merger or any other matter.
In connection with rendering its opinion, Morgan Stanley, among other things:
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reviewed certain publicly available financial statements and other business and financial information of Confluent;

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reviewed certain internal financial statements and other financial and operating data concerning Confluent;

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reviewed certain financial projections prepared by Confluent management, including the Management Long-Range Plan (which are referred to as the “financial projections” in this summary of Morgan Stanley’s opinion), which were approved for Morgan Stanley’s use by the Special Committee and the Confluent Board;

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discussed the past and current operations and financial condition and the prospects of Confluent with senior executives of Confluent;

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reviewed the reported prices and trading activity for our Class A common stock;

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compared the financial performance of Confluent and the prices and trading activity of our Class A common stock with that of certain other publicly traded companies comparable with Confluent and their securities;

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reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

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participated in certain discussions and negotiations among representatives of Confluent and IBM and their financial and legal advisors;

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reviewed the merger agreement and certain related documents; and

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performed such other analyses, reviewed such other information and considered such other factors as Morgan Stanley deemed appropriate.

In arriving at its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Morgan Stanley by Confluent and formed a substantial basis for its opinion. With respect to the financial projections, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of Confluent’s management of the future financial performance of Confluent. Morgan Stanley expressed no view as to the financial projections or the assumptions on which they were based. In addition, Morgan Stanley assumed that the merger will be consummated in accordance with the terms set forth in the merger agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the definitive merger agreement will not differ in any material respect from the draft thereof furnished to Morgan Stanley. Morgan Stanley assumed that, in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed merger. Morgan Stanley is not a legal, tax or regulatory advisor. Morgan Stanley is a financial advisor only and relied upon, without independent verification, the assessment of Confluent, the Confluent Board and their legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Morgan Stanley expressed no opinion with respect to the allocation of the aggregate merger consideration to be paid to the holders of our common stock between our Class A common stock and our Class B common stock, or the relative fairness of the merger consideration to the holders of any shares of our common stock. Morgan Stanley also expressed no opinion as to the voting rights associated with our Class B common stock or any governance or other rights of the holders thereof (and did not take any such rights into account in its analysis). Morgan Stanley’s opinion does not address the relative merits of the merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available, nor does it address the underlying business decision of Confluent to enter into the merger agreement or proceed with any transaction contemplated by the merger agreement. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of Confluent’s officers, directors or employees, or any class of such persons, relative to the merger consideration to be received by the holders of shares of our common stock in the merger. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of Confluent, nor was Morgan Stanley furnished with any such valuations or appraisals. Morgan Stanley’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of December 7, 2025. Events occurring after December 7, 2025, may affect Morgan Stanley’s opinion and the assumptions used in preparing it, and Morgan Stanley has not assumed any obligation to update, revise or reaffirm its opinion.

Summary of Financial Analyses
The following is a summary of the material analyses performed by Morgan Stanley in connection with its oral opinion rendered to the Confluent Board as of December 7, 2025, subsequently confirmed in writing as of such date. The following summary is not a complete description of Morgan Stanley’s opinion, or the financial analyses performed and factors considered by Morgan Stanley in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. Some of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole; considering any portion of such analyses and the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Stanley’s opinion.
In performing the financial analyses summarized below and in arriving at its opinion, Morgan Stanley was directed by the Confluent Board and the Special Committee to utilize and rely upon, among other matters, the Management Long-Range Plan. The Management Long-Range Plan is more fully described below in the section of this proxy statement captioned “The Merger — Financial Projections.”
Public Trading Comparables Analysis
Morgan Stanley performed a selected public trading comparables analysis, which attempts to provide an implied value of a company by comparing it to similar companies that are publicly traded. Morgan Stanley reviewed and compared certain financial estimates for Confluent with comparable publicly available consensus equity analyst research estimates for companies, selected based upon Morgan Stanley’s professional judgment and experience, that share similar business characteristics and have certain comparable operating characteristics including, among other things, similarly sized revenue and/or revenue growth rates, market capitalizations, profitability, scale and/or other similar operating characteristics (which are referred to as the “comparable companies” in this summary of Morgan Stanley’s opinion). The following is a list of the comparable companies:
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Atlassian Corporation

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C3.ai Inc.

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Cloudflare, Inc.

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CrowdStrike Holdings, Inc.

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Datadog, Inc.

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Dynatrace, Inc.

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Elastic N.V.

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GitLab Inc.

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MongoDB, Inc.

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Okta, Inc.

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Palantir Technologies Inc.

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Snowflake Inc.

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UiPath, Inc.

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Unity Software Inc.

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Zscaler, Inc.

For purposes of this analysis, Morgan Stanley analyzed the ratio of aggregate value for each of the comparable companies utilizing publicly available financial information as of December 5, 2025, to estimated revenue for calendar year 2026. This ratio is referred to as “AV/CY2026E Revenue” in this summary of

Morgan Stanley’s opinion. For purposes of its analyses, Morgan Stanley defined “aggregate value” as a company’s fully diluted equity value plus total debt, less cash and cash equivalents.
Based upon its analysis of the relevant metrics for each of the comparable companies and upon the application of its professional judgment and experience, Morgan Stanley selected a representative AV/CY2026E Revenue range of 5.0x to 7.0x and applied that range to the estimated revenue for Confluent for calendar year 2026 based on the Management Long-Range Plan.
Based on the number of outstanding shares of our common stock on a fully diluted basis, as provided by Confluent management as of December 5, 2025, and Confluent’s net cash as of September 30, 2025, as provided by Confluent’s management, Morgan Stanley calculated the estimated implied value per share of our common stock as follows:
Public Trading Multiples	Implied Value per Share Range of Our Common Stock ($)
Management Long-Range Plan	20.36 – 27.44
No company utilized in the selected public trading comparables analysis is identical to Confluent. In evaluating the comparable companies, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond Confluent’s control. These include, among other things, the impact of competition on Confluent’s business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of Confluent and the industry, and in the financial markets in general. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable company data.
Discounted Equity Value Analysis
Morgan Stanley performed a discounted equity value analysis, which is designed to provide insight into a theoretical estimate of the potential future equity value of a company’s common stock as a function of that company’s estimated future revenue and a range of trading multiples. The resulting estimated future implied equity value is subsequently discounted back to the present day to arrive at an illustrative estimate of the present value for the company’s theoretical future implied stock price. In connection with this analysis, Morgan Stanley calculated a range of implied present equity values per share of our common stock on a standalone basis based on the Management Long-Range Plan.
Morgan Stanley calculated a range of implied equity values per share of our common stock as of December 5, 2025. To calculate the discounted equity value per share of our common stock, Morgan Stanley used the estimated revenue for Confluent for calendar year 2028 based on the Management Long-Range Plan. Based upon the application of its professional judgment and its experience, Morgan Stanley applied a range of forward multiples of aggregate value to revenue of 5.0x to 8.0x to Confluent’s estimated revenue for calendar year 2028 based on the Management Long-Range Plan to determine a range of future implied aggregate values of Confluent. Morgan Stanley then calculated a range of implied equity values as of such date by adding the amount of Confluent’s estimated future net cash, as reflected in the Management Long-Range Plan. Morgan Stanley then divided this range of future implied equity values by the estimated number of outstanding shares of our common stock on a fully diluted basis, as provided by Confluent management, to calculate a per share price. Morgan Stanley then discounted this range of implied future equity values per share by two years to December 5, 2025, at a discount rate of 12.7%, which rate was selected by Morgan Stanley based on Confluent’s estimated cost of equity (estimated using the capital asset pricing model method and based upon Morgan Stanley’s professional judgment and experience). Morgan Stanley’s analysis resulted in the following implied values per share of our common stock:
Calendar Year 2028 Estimated Revenue	Implied Value Per Share Range of Our Common Stock ($)
Management Long-Range Plan	22.34 – 33.98

Selected Precedent Transactions Multiples Analysis
Morgan Stanley performed a precedent transactions multiples analysis, which is designed to imply a value of a company based on publicly available financial terms, by reviewing publicly available statistics for selected comparable transactions. Such comparable transactions were selected based upon Morgan Stanley’s professional judgment and experience, including that they shared certain characteristics with the merger, most notably because they were similar software transactions since January 1, 2019. For each such transaction, Morgan Stanley noted the ratio of aggregate value of the transaction to each target company’s estimated revenue for the next 12-month period (which is referred to as “NTM Revenue” in this summary of Morgan Stanley’s opinion) following the announcement date of the applicable transaction.
The following is the list of such reviewed transactions:
Selected Precedent Transactions (Target/Acquiror)	Aggregate Value / NTM Revenue
Anaplan, Inc. / Thoma Bravo, LP	12.9x
Medallia, Inc. / Thoma Bravo, LP	10.8x
HashiCorp, Inc. / International Business Machines Corporation	9.9x
Proofpoint, Inc. / Thoma Bravo, LP	9.3x
Avalara, Inc. / Vista Equity Partners Management, LLC	9.1x
Coupa Software Incorporated / Thomas Bravo, LP	8.5x
Ultimate Software Group, Inc. / Consortium led by Hellman & Friedman LLC	7.9x
Aveva Group Plc / Schneider Electric S.E.	7.7x
Talend S.A. / Thoma Bravo, LP	7.3x
Splunk Inc. / Cisco Systems, Inc.	7.1x
Qualtrics International Inc. / Silver Lake Partners, LP	7.1x
Smartsheet Inc. / Vista Equity Partners Management, LLC and Blackstone Inc.	6.6x
Cvent Holding Corp. / Blackstone Inc.	6.4x
Dayforce, Inc. / Thoma Bravo, LP	5.9x
New Relic, Inc. / TPG Global, LLC and Francisco Partners Management, LP	5.8x
SolarWinds Corporation / Turn/River Capital, LP	5.4x
Zendesk, Inc. / Hellman & Friedman LLC and Permira Advisers LLC	5.4x
Cloudera, Inc. / Clayton, Dubilier & Rice, LLC and Kohlberg Kravis Roberts & Co. L.P.	5.3x
Informatica, Inc. / Salesforce, Inc.	5.1x
Alteryx, Inc. / Clearlake Capital Group, L.P. and Insight Venture Management, LLC	4.5x
Semrush Holdings, Inc. / Adobe Inc.	3.4x
Based on its analysis of the relevant metrics for each of the comparable transactions and upon the application of its professional judgment and experience, Morgan Stanley selected representative ranges for the ratio of aggregate value to estimated NTM Revenue of 5.5x to 8.5x and applied these ranges to Confluent’s estimated NTM Revenue as of December 5, 2025, based on the Management Long-Range Plan, to calculate a range of implied equity values per share of our common stock. The results of the analysis were as follows:
Precedent Transactions Multiples	Implied Value per Share Range of Our Common Stock ($)
Management Long-Range Plan	22.13 – 32.75
No company or transaction utilized in the precedent transactions analysis is identical to Confluent or the merger. In evaluating the precedent transactions, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond Confluent’s control. These include, among other things, the impact of competition on Confluent’s business and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of Confluent and the industry, and in the financial markets in general, any or all of which could affect the public trading value of the companies and the aggregate value and fully diluted equity value of the transactions to which the merger is being compared. The fact that points in the range of implied present value per share of our common stock derived from the valuation of precedent transactions were less than or greater than the merger consideration is not necessarily dispositive in connection with Morgan Stanley’s analysis of the merger consideration, but is one of many factors that Morgan Stanley considered.
Discounted Cash Flow Analysis
Morgan Stanley performed a discounted cash flow analysis, which is designed to provide an implied value of a company by calculating the present value of the estimated future cash flows and terminal value of that company. Morgan Stanley calculated a range of fully diluted equity values per share for our common stock based on a discounted cash flow analysis to value Confluent as a standalone public company. Morgan Stanley utilized estimates from the Management Long-Range Plan for purposes of its discounted cash flow analysis, as more fully described below.
Morgan Stanley first calculated the estimated unlevered free cash flow (which is defined as non-GAAP adjusted earnings before interest and taxes (1) less stock-based compensation expense, (2) less taxes, (3) plus depreciation and amortization, (4) less capital expenditures and internal-use software costs, and (5) plus or minus changes in net working capital and certain other adjustments) for the remainder of calendar year 2025 through calendar year 2035, which estimated unlevered free cash flows were reviewed and approved by Confluent management for Morgan Stanley’s use. Morgan Stanley then estimated the terminal value of Confluent at the end of the forecast period by applying a range of terminal unlevered free cash flow multiples of 12.5x to 17.5x (applied to free cash flow unburdened by stock-based compensation for the next 12-month period following the forecast period), which range was selected based upon the application of Morgan Stanley’s professional judgment and experience. The free cash flows and terminal value were then discounted, using a mid-year convention, to present values as of December 5, 2025, at a discount rate ranging from 11.1% to 12.8%, which discount rates were selected based upon the application of Morgan Stanley’s professional judgment and experience, to reflect an estimate of Confluent’s weighted average cost of capital. The resulting implied aggregate value was then adjusted to determine implied equity value by adding Confluent’s net cash as of September 30, 2025.
Based on the number of outstanding shares of our common stock on a fully diluted basis, as provided by Confluent management as of December 5, 2025, Morgan Stanley calculated the estimated implied value per share of our common stock as follows:
Discounted Cash Flow Analysis	Implied Value Per Share Range of Our Common Stock ($)
Management Long-Range Plan	20.74 – 30.77
Other Information
Morgan Stanley observed additional factors that were not considered as part of Morgan Stanley’s financial analyses with respect to its opinion, but which were noted as reference data for the Confluent Board.
Illustrative Precedent Transaction Premiums
Morgan Stanley reviewed the premiums paid by acquirers in selected public company technology transactions occurring between January 1, 2011, and December 5, 2025, with aggregate values greater than $250 million. Morgan Stanley selected such U.S. all-cash public company technology transactions because of certain shared characteristics with the merger based upon Morgan Stanley’s professional judgment and experience. For each transaction in the analysis, Morgan Stanley noted, where available: (1) the implied premium to the acquired company’s closing share price on the last trading day prior to announcement (or, as applicable, on the last trading day prior to the share price being affected by acquisition rumors or similar merger-related news); and (2) the implied premium to the acquired company’s 30-day average share price prior to announcement (or, as applicable, prior to the last trading day prior to the share price being affected by acquisition rumors or similar merger-related news).
Based upon its analysis of the premia for such transactions and based upon the application of its professional judgment and experience, Morgan Stanley selected (1) a representative range of premia based on the selected transactions and applied such range to the closing share price of our Class A common stock on December 5, 2025 of $23.14 and (2) a representative range of premia based on the selected transactions and applied such range to Confluent’s 30-day volume weighted average share price prior to and including December 5, 2025 of $22.93.
The following table summarizes such calculation:
Precedent Transaction Premium Scenario	Representative Premium Ranges	Implied Value per Share Range of Our Common Stock ($)
Premia to 1-Day Spot Share Price	15% – 45%	26.61 – 33.55
Premia to 30-Day Volume Weighted Average Share Price	20% – 50%	27.52 – 34.40
Equity Research Analysts’ Price Targets
Morgan Stanley reviewed publicly available equity research analysts’ share price targets for our Class A common stock as of December 5, 2025. Morgan Stanley used the lowest and highest undiscounted price targets issued by those research analysts with publicly available price targets for shares of our common stock, which yielded a range of $24.00 to $36.00 per share of our Class A common stock, with a median of $28.00 per share.
Morgan Stanley then calculated the range of discounted price targets for Confluent by discounting such targets for one year. Based on an assumed cost of equity of 12.7% for Confluent, Morgan Stanley calculated a range of discounted price targets of $21.29 to $31.93 per share of our Class A common stock, with a median of $24.83 per share.
The public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for our Class A common stock, and these estimates are subject to uncertainties, including the future financial performance of Confluent and future financial market conditions.
Historical Trading Range
Morgan Stanley noted certain trading ranges with respect to the historical share prices of our Class A common stock. Morgan Stanley reviewed a range of closing prices of our Class A common stock for various periods ending on December 5, 2025. Morgan Stanley observed the following:
Periods Ended December 5, 2025	Range of Trading Prices Per Share of Our Class A Common Stock ($)
Last 30 Days	20.73 – 24.45
Last 90 Days	19.24 – 24.45
Last 365 Days	15.91 – 37.65
General
In connection with the review of the merger by the Confluent Board, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of an opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of Confluent.
In performing its analyses, Morgan Stanley made numerous judgments and assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions, and other matters, many of which are beyond Confluent’s control. These include, among other things, the impact of competition on Confluent’s business and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of Confluent and the industry, and in the financial markets in general. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.
Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness from a financial point of view of merger consideration to be received by the holders of shares of our common stock (other than as specified in the opinion) pursuant to the merger agreement and in connection with the delivery of its opinion dated as of December 7, 2025, to the Confluent Board. These analyses do not purport to be appraisals or reflect the prices at which shares of our common stock might actually trade.
The aggregate merger consideration to be received by the holders of shares of our common stock (other than as specified in the opinion) pursuant to the merger agreement was determined through arm’s-length negotiations between Confluent and IBM and was approved by the Confluent Board. Morgan Stanley provided financial advice to the Confluent Board during these negotiations but did not, however, recommend any specific consideration to Confluent or the Confluent Board, nor did Morgan Stanley opine that any specific consideration constituted the only appropriate consideration for the merger.
Morgan Stanley’s opinion did not address the relative merits of the merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available, nor does it address the underlying business decision of Confluent to enter into the merger agreement or proceed with any transaction contemplated by the merger agreement. Morgan Stanley expressed no opinion or recommendation as to how Confluent stockholders should vote at any meeting of Confluent stockholders to be held in connection with the merger or any other matter.
Morgan Stanley’s opinion and its presentation to the Confluent Board were among the many factors taken into consideration by the Confluent Board in deciding to approve and adopt the merger agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Confluent Board with respect to the consideration pursuant to the merger agreement or of whether the Confluent Board would have been willing to agree to a different merger consideration. Morgan Stanley’s opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with Morgan Stanley’s customary practice.
The Confluent Board retained Morgan Stanley based upon, among other matters, Morgan Stanley’s qualifications, experience and expertise. Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Morgan Stanley’s securities business is engaged in securities underwriting, trading, hedging and brokerage activities, foreign exchange, commodities and derivatives trading, and prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own accounts or the accounts of their customers, in debt or equity securities or loans of Confluent, IBM or any other company, or any currency or commodity, that may be involved in the merger, or any related derivative instrument.
Under the terms of its engagement letter, Morgan Stanley provided the Confluent Board with financial advisory services and an opinion, described in this section and attached to this proxy statement as Annex C, in connection with the merger, and Confluent has agreed to pay Morgan Stanley a fee of approximately $84 million for its services, approximately $5 million of which was earned following delivery of the opinion described in this section and attached to this proxy statement as Annex C, and the remainder of which is contingent upon the consummation of the merger. Confluent has also agreed to reimburse Morgan Stanley for its expenses, including fees of outside counsel, incurred in connection with its engagement. In addition, Confluent has agreed to indemnify Morgan Stanley and its affiliates, its and their respective current and former officers, directors, employees and agents and each other person, if any, controlling Morgan Stanley or any of its affiliates against certain losses, claims, damages, liabilities and expenses related to, arising out of or in connection with Morgan Stanley’s engagement.
In the two years prior to the date of Morgan Stanley’s opinion, Morgan Stanley and its affiliates have not provided financial advisory or financing services to Confluent or IBM, and have not received any fees in connection with such services. Morgan Stanley may seek to provide financial advisory and financing services to Confluent, IBM and their respective affiliates in the future and would expect to receive fees for the rendering of these services. As of December 7, 2025, so far as Morgan Stanley was aware, Morgan Stanley and/or its affiliates held an aggregate interest of: (a) between 1% and 2% of our Class A common stock and (b) between 2% and 3% of the shares of common stock of IBM, which interests were held in connection with Morgan Stanley and/or Morgan Stanley affiliates’ (i) investment management business, (ii) wealth management business, including client discretionary accounts, or (iii) ordinary course trading activities, including hedging activities.
Financial Projections
Other than in connection with Confluent’s regular earnings press releases and related investor materials, Confluent does not, as a matter of course, publicly disclose forecasts or internal projections as to future performance or results of operations due to the inherent unpredictability of the underlying assumptions and projections. However, Confluent’s management regularly prepares, and the Confluent Board regularly evaluates, prospective financial information concerning Confluent’s future performance as part of its business and strategic planning processes. In addition, Confluent’s management regularly makes and reviews with the Confluent Board, updates and sensitivities to its business plan, including to reflect actual results, Confluent’s strategic initiatives and trends in Confluent’s performance and industry.
As part of Confluent’s exploration and evaluation of a potential sale of Confluent and other strategic alternatives available to Confluent (including continuing as an independent company), Confluent’s management, at the direction of the Special Committee and the Confluent Board, prepared certain unaudited, long-range financial projections (collectively, as described and defined in more detail below, the “Financial Projections”).
In late September 2025, management prepared non-public, unaudited prospective financial information for calendar years 2025 through 2028, which prospective financial information assumed, among other things, (1) a reacceleration in cloud consumption and revenue, driven by momentum from Confluent’s Data Streaming Platform, or “DSP,” products and consistent Kafka growth; (2) DSP cloud growth driven primarily by expansion across Connect and Flink; (3) more muted platform revenue growth rates following calendar year 2025 due to the outsized contribution that year from Confluent’s OEM business; and (4) net retention rates in excess of 115% and gross retention rates of approximately 90%, in each case, resulting from the impact of the above assumptions on Confluent’s business over the forecasted period. In early October 2025, management adjusted its forecast for the remainder of calendar year 2025 to reflect estimated results through the third quarter of 2025, and we refer to such unaudited prospective financial information for calendar years 2025 through 2028 as the “Management Projections.”
In November 2025, management prepared extrapolations of the Management Projections for the calendar years 2029 through 2035 (which we refer to as the “Management Preliminary Extrapolations”) for Morgan Stanley to use, at the direction of management and the Special Committee, for purposes of performing its financial analyses in connection with rendering its opinion to the Special Committee and the Confluent Board. The Management Preliminary Extrapolations were derived by projecting forward the general trends from the Management Projections for calendar years 2025 through 2028 but assuming slowing revenue growth rates over the forecasted period as Confluent’s business achieved more significant scale. During the same period, management also assumed meaningful operating leverage with an eventual plateauing of operating expenses as a percentage of revenue to reflect anticipated maturation of Confluent’s business.
In December 2025, management adjusted the Management Preliminary Extrapolations to reflect a more consistent methodology to that used in the Management Projections for calendar years 2025 through 2028, including applying cash conversion estimates that more appropriately reflected net working capital based on Confluent’s historical experience and industry benchmarking), which adjustments included (i) reductions in the forecasted increases in net working capital for calendar years 2029 through 2035, and (ii) resulting reductions to unlevered free cash flows for calendar years 2029 through 2035, each, as summarized in the footnotes to the table set forth below. The adjustments to the Management Preliminary Extrapolations were limited to the changes described above, and there were no other changes to revenue or operating leverage assumptions for calendar years 2029 through 2035. We refer herein to the Management Preliminary Extrapolation, as so adjusted by management, as the “Management Extrapolations,” and the Management Projections and the Management Extrapolations, collectively, as the “Management Long-Range Plan.”
The Financial Projections were (i) prepared by Confluent management for Confluent’s internal use and not for public disclosure; and (ii) provided by Confluent management to the Special Committee and the Confluent Board for use in considering, analyzing and evaluating the merger and other strategic alternatives available to Confluent (including continuing as an independent company). At the direction of Confluent management and the Special Committee, the Management Long-Range Plan was utilized and relied upon by Morgan Stanley for purposes of performing its financial analyses in connection with rendering its opinion to the Special Committee and the Confluent Board (as more fully described in the section of this proxy statement captioned “The Merger — Opinion of Morgan Stanley & Co. LLC”). In addition, as described in the section of this proxy statement captioned “The Merger — Background of the Merger,” portions of the Management Projections (including certain items such as revenue, non-GAAP EBIT and stock based compensation and excluding certain items such as unlevered free cash flow) were provided to, and discussed with, IBM and other potential acquirors in the strategic process as part of their due diligence review. The Management Preliminary Extrapolations and the Management Extrapolations were not provided to IBM or other potential acquirors in the strategic process and, while the Management Preliminary Extrapolations were provided to Morgan Stanley, Morgan Stanley did not rely on the Management Preliminary Extrapolations for any of its financial analyses.
The Financial Projections were developed by Confluent management for internal use as then-current estimates of Confluent’s future financial performance as an independent company. The Financial Projections were developed by Confluent management on a standalone basis without giving effect to the merger and the other transactions contemplated by the merger agreement, and therefore the Financial Projections do not give effect to the proposed transactions or any changes to Confluent’s operations or strategy that may be implemented after the consummation of the merger, including any costs incurred in connection with the proposed transactions. The Financial Projections also do not consider the effect of any failure of the merger to be completed, and the Financial Projections should not be viewed as accurate or continuing in that context.
The Financial Projections are not included in this proxy statement to influence any decision on whether to vote in favor of the adoption of the merger agreement or any other proposal presented at the special meeting, but rather are included in this proxy statement to give stockholders access to certain non-public information that was provided to the Special Committee, the Confluent Board, Morgan Stanley and IBM. By including the Financial Projections in this proxy statement, none of Confluent, the Special Committee, the Confluent Board, Morgan Stanley, IBM or any of our or their respective officers, directors, advisors or other representatives or any other person has made or makes any representation to any person regarding Confluent’s ultimate performance as compared to the information contained in the Financial Projections. The inclusion of the Financial Projections should not be regarded as an indication that Confluent, the Special Committee, the Confluent Board, Morgan Stanley or any other person considered, or now considers, them to be necessarily predictive of actual future results, and such information should not be relied on as such. Further, the inclusion of the Financial Projections in this proxy statement does not constitute an admission or representation by Confluent that the information presented is material.
The Financial Projections were not prepared with a view toward public disclosure or complying with U.S. generally accepted accounting principles (which we refer to as “GAAP”). In addition, the Financial

Projections were not prepared with a view toward compliance with published guidelines of the SEC with respect to forward-looking information or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. The Financial Projections included in this document have been prepared by, and are the responsibility of, Confluent management. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying Financial Projections and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The report of PricewaterhouseCoopers LLP incorporated by reference into this proxy statement relates solely to Confluent’s previously issued financial statements. It does not extend to the Financial Projections and should not be read to do so.
Although the Financial Projections are presented with numerical specificity, they reflect numerous assumptions, estimates and uncertainties as to future events made by Confluent management that Confluent management believed in good faith were reasonable at the time that the Financial Projections were prepared, including as described below. Confluent’s ability to achieve the financial results contemplated by the Financial Projections will be affected by our ability to achieve our strategic goals, objectives and targets over the applicable periods, and will be subject to industry, operational and execution risks. The Financial Projections are forward-looking information and are subject to many risks and uncertainties and reflect assumptions as to certain business decisions that are subject to change. Important factors that may affect actual results and cause the Financial Projections not to be achieved can be found in the risk factors included in Confluent’s periodic filings with the SEC. These factors are difficult to predict and may be outside of Confluent’s control. As a result, there can be no assurance that the Financial Projections will be realized, and our actual results may be materially better or worse than those implied by the Financial Projections. For information on factors that may cause our future results to materially vary, see the section of this proxy statement captioned “Forward-Looking Statements.”
The Financial Projections may differ from publicized estimates, guidance and forecasts regarding Confluent’s future financial performance. Stockholders should evaluate the Financial Projections, if at all, in conjunction with our historical financial statements and other information regarding Confluent contained in our public filings with the SEC. The Financial Projections may not be comparable with our historical operating data as a result of the assumptions utilized in preparing such information. The Financial Projections do not include any updates or revisions to reflect information or results as of any date subsequent to their preparation. Except to the extent required by applicable federal securities laws, we do not intend to update or otherwise revise the Financial Projections to reflect circumstances existing after the date that such information was prepared or to reflect the occurrence of future events. We may have reported, and may continue to report, results of operations for periods included in the Financial Projections that were or will be completed following the preparation of the Financial Projections. Stockholders and investors are urged to refer to our periodic filings with the SEC for information on our actual historical results.
Because the Financial Projections reflect subjective estimates and judgments, they are susceptible to multiple interpretations and period revisions based on actual experience and business developments. The Financial Projections also cover multiple years, and such information by its nature becomes less predictive with each succeeding year. The Financial Projections are not, and should not be considered to be, a guarantee of future operating results. Further, the Financial Projections are not fact and should not be relied upon as being necessarily indicative of Confluent’s future results or for purposes of making any investment decision. In light of the foregoing factors and the uncertainties inherent in the Financial Projections, stockholders and investors are cautioned not to place undue, if any, reliance on the Financial Projections.
Certain of the financial measures included in the Financial Projections, including EBIT and Unlevered Free Cash Flow, are non-GAAP financial measures (which we refer to as “non-GAAP financial measures”). These are financial performance measures that are not calculated in accordance with GAAP. These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures and may be different from similarly titled non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP.

Financial measures included in forecasts provided to a financial advisor and a board of directors in connection with a business combination transaction, such as the Financial Projections, are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not presented to or relied upon by the Special Committee, Confluent Board, Morgan Stanley or any other person, and were not presented to IBM or any other potential acquirer. Accordingly, no reconciliation of the financial measures included in the Financial Projections is provided in this proxy statement.
The following table summarizes the Management Long-Range Plan.
(dollars in millions)	CY2025E	CY2026E	CY2027E	CY2028E	CY2029E	CY2030E	CY2031E	CY2032E	CY2033E	CY2034E	CY2035E
Revenue	$1,161	$1,389	$1,672	$2,007	$2,388	$2,794	$3,185	$3,567	$3,924	$4,238	$4,534
Non-GAAP EBIT(1)	$76	$167	$268	$401	$525	$663	$828	$999	$1,177	$1,356	$1,542
(minus) Stock Based Compensation	$(388)	$(400)	$(418)	$(400)	$(429)	$(446)	$(445)	$(427)	$(392)	$(424)	$(453)
(minus) Taxes	$(16)	$(16)	$(18)	$(23)	$(28)	$(33)	$(38)	$(120)	$(165)	$(196)	$(229)
(plus) Depreciation and Amortization	$29	$33	$40	$48	$57	$67	$76	$86	$94	$102	$109
(minus) Capital Expenditures and Capitalized Internal-Use Software Costs	$(29)	$(39)	$(42)	$(50)	$(60)	$(70)	$(80)	$(89)	$(98)	$(106)	$(113)
(plus/minus) Change in Net Working Capital and Certain Other Adj.(2)	$(81)	$16	$37	$73	$110	$108	$118	$112	$104	$107	$107
Unlevered Free Cash Flow(3)	$(410)	$(239)	$(133)	$49	$177	$290	$461	$560	$720	$839	$962

(1)
Non-GAAP EBIT is defined as earnings before interest and taxes.

(2)
For reference only, as reflected in the Management Preliminary Extrapolations, Change in Net Working Capital for calendar year (i) 2029 was $98 million, (ii) 2030 was $140 million, (iii) 2031 was $191 million, (iv) 2032 was $228 million, (v) 2033 was $251 million, (vi) 2034 was $271 million, and (vii) 2035 was $290 million.

(3)
Unlevered Free Cash Flow is defined as Non-GAAP EBIT, minus stock based compensation, minus, taxes, plus depreciation and amortization, minus capital expenditures and capitalized internal-use software costs, and plus or minus, as applicable, changes in net working capital and certain other adjustments. For reference only, as reflected in the Management Preliminary Extrapolations, Unlevered Free Cash Flow for calendar year (i) 2029 was $165 million, (ii) 2030 was $322 million, (iii) 2031 was $534 million, (iv) 2032 was $677 million, (v) 2033 was $867 million, (vi) 2034 was $1,003 million, and (vii) 2035 was $1,145 million.

Interests of Confluent’s Directors and Executive Officers in the Merger
When considering the recommendation of the Special Committee and Confluent Board that you vote to approve the proposal to adopt the merger agreement, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, the interests of our stockholders generally, as more fully described below. The Special Committee and Confluent Board were aware of and considered these interests, among other matters, to the extent that they existed at the time, in approving the merger agreement and the merger and recommending that the merger agreement be adopted by our stockholders. These interests are described in more detail and, where applicable, are quantified in the narrative below.
Treatment of Confluent Equity Awards and the ESPP in the Merger
Treatment of Confluent Options
As of December 15, 2025, there were outstanding Confluent options covering an aggregate of 15,532,517 shares of our common stock, of which Confluent options covering an aggregate of 1,725,314 shares of our common stock were held by individuals serving as non-employee directors of Confluent as of the date of this proxy statement, and of which Confluent options covering an aggregate of 5,384,118 shares of our common stock were held by individuals serving as executive officers of Confluent as of the date of this proxy statement.
Under the terms of the merger agreement, at the effective time, each Confluent option will be canceled in exchange for the right to receive the option payment, subject to applicable withholding taxes.

For more information regarding the treatment of Confluent options held by Confluent’s executive officers, see the section of this proxy statement captioned “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger — Treatment of Confluent Equity Awards and the ESPP in the Merger — Equity Interests of Confluent’s Directors and Executive Officers.”
Treatment of Confluent RSUs
As of December 15, 2025, there were outstanding Confluent RSUs that cover an aggregate of 19,222,126 shares of our Class A common stock, of which Confluent RSUs covering an aggregate of 49,812 shares of our Class A common stock were held by individuals serving as non-employee directors of Confluent as of the date of this proxy statement, and of which Confluent RSUs covering an aggregate of 1,046,391 shares of our Class A common stock were held by individuals serving as executive officers of Confluent as of the date of this proxy statement.
Under the terms of the merger agreement, at the effective time, each cashed-out Confluent RSU will be canceled in exchange for the right to receive the RSU payment.
Under the terms of the merger agreement, at the effective time, each rollover Confluent RSU will be converted into an IBM RSU with respect to a number of shares of IBM common stock determined by multiplying (1) the number of shares of our Class A common stock subject to such rollover Confluent RSU immediately prior to the effective time by (2) the exchange ratio, and rounded down to the nearest whole share. Such IBM RSU will be subject to substantially the same terms and conditions (including the same vesting and acceleration terms, as applicable) as were applicable to the rollover Confluent RSU.
For more information regarding the treatment of Confluent RSUs held by Confluent’s directors and executive officers, see the section of this proxy statement captioned “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger — Treatment of Confluent Equity Awards and the ESPP in the Merger — Equity Interests of Confluent’s Directors and Executive Officers.”
Treatment of the ESPP
Under the merger agreement, we are required to take action to provide for the following with respect to the ESPP:
•
participation in the ESPP is now limited to those employees who are participants on December 7, 2025;

•
except to the extent necessary to maintain the status of the ESPP as an “employee stock purchase plan” within the meaning of Section 423 of the Code and the U.S. Treasury Regulations thereunder, participants in the ESPP may not increase their payroll deduction elections or rate of contributions from those in effect on December 7, 2025, or make any separate non-payroll contributions to the ESPP on or following December 7, 2025;

•
no ESPP offering period will commence after December 7, 2025;

•
if the closing of the merger occurs before the end of any offering period under the ESPP that remained ongoing as of December 7, 2025, then the amounts credited to the accounts of participants in such offering period will be used to purchase shares of our Class A common stock (rounded down to the nearest whole share) within 10 business days (or such other period specified by the Confluent Board or its designee) prior to the closing of the merger under the outstanding purchase rights for such offering period, and such purchase rights will terminate immediately after such purchase;

•
the ESPP will terminate as of the effective time; and

•
following such termination of the ESPP, any remaining amounts credited to the accounts of participants in the ESPP shall be distributed to such participants following the effective time.

Equity Interests of Confluent’s Directors and Executive Officers
The following table sets forth for each person who has been a Confluent executive officer or member of the Confluent Board at any time since the beginning of Confluent’s 2025 fiscal year, (1) the number of shares of our common stock held; (2) the number of shares of our common stock subject to his or her Confluent options; and (3) the number of shares of our common stock subject to his or her Confluent RSUs, in each case assuming the following and such additional assumptions set forth in the footnotes to the table:
•
each figure in this table represents the shares or values, as applicable, outstanding as of December 15, 2025; and

•
that the values of these shares of our common stock and equity awards are equal to the per share price of $31.00.

	Shares of Common Stock(1)		Confluent Options(2)		Confluent Restricted Stock Units(3)
Name	Number of Shares (#)	Value of Shares ($)	Number of Shares (#)	Value of Shares ($)	Number of Shares (#)	Value of Shares ($)	Total ($)
Jay Kreps	16,399,984(5)	508,399,504	5,292,305	120,649,585	339,367	10,520,377	639,569,466
Rohan Sivaram	211,282(6)	6,549,742	91,813	2,172,296	370,789	11,494,459	20,216,497
Ryan Mac Ban	715	22,165	—	—	336,235	10,423,285	10,445,450
Stephanie Buscemi	7,505	232,655	312,564	4,788,480	257,613	7,986,003	13,007,138
Erica Schultz(4)	562,323(7)	17,432,013	—	—	—	—	17,432,013
Melanie Vinson(4)	140,934	4,368,954	—	—	—	—	4,368,954
Lara Caimi	189,329	5,869,199	—	—	8,302	257,362	6,126,561
Jonathan Chadwick	485,938	15,064,078	—	—	8,302	257,362	15,321,440
Alyssa Henry	20,247	627,657	187,500	2,071,875	8,302	257,362	2,956,894
Matthew Miller	9,886(8)	306,466	—	—	—	—	306,466
Neha Narkhede	1,105,763(9)	34,278,653	1,086,870	31,258,381	8,302	257,362	65,794,396
Greg Schott	15,025(10)	465,775	450,944	11,855,318	8,302	257,362	12,578,455
Eric Vishria	738,101(11)	22,881,131	—	—	8,302	257,362	23,138,493
Michelangelo Volpi	415,553(12)	12,882,143	—	—	—	—	12,882,143

(1)
Represents shares of our Class A common stock and/or Class B common stock held by the individual as of December 15, 2025. The values shown with respect to such shares are determined as the product of the per share price, multiplied by the total number of such shares.

(2)
Represents outstanding Confluent options. The value included for each Confluent option is determined as the product of the total number of shares of our Class A common stock subject to the Confluent option multiplied by the excess, if any, of the per share price over the exercise price per share of that Confluent option.

(3)
Represents outstanding Confluent RSUs. The values shown with respect to the Confluent RSUs are determined as the product of the total number of shares of our Class A common stock subject to the Confluent RSUs multiplied by the per share price.

(4)
Ms. Schultz and Ms. Vinson ceased employment with Confluent on May 22, 2025 and June 12, 2025, respectively. The amounts shown in the table assume that they did not purchase any shares of our Class A common stock after their employment with Confluent ceased.

(5)
Includes (i)149,984 shares of Class B common stock held by a revocable trust, for which Mr. Kreps and his spouse serve as trustees and exercise shared voting and dispositive power over such shares and (ii) 2,000,000 shares of Class B common stock held by family trusts, for which Mr. Kreps and his spouse serve as investment trustees and exercise shared dispositive power over such shares.

(6)
Includes 211,282 shares of Class A common stock held by a living trust, for which Mr. Sivaram and his spouse serve as co-trustees and exercise shared voting and dispositive power over the shares held by the trust.

(7)
Includes (i) 300,000 shares of Class A common stock held by a revocable trust, for which Ms. Schultz and her spouse serve as co-trustees, (ii) 62,323 shares of Class A common stock held by an irrevocable family trust, for which Ms. Schultz acts as investment advisor, and (iii) 200,000 shares of Class A common stock held by an irrevocable trust, for which Ms. Schultz acts as investment advisor. Ms. Schultz, as co-trustee of the revocable trust, shares voting and dispositive power over the shares held by the trust. Ms. Schultz, as investment advisor of the irrevocable trusts, has sole voting and dispositive power over the shares held by each of these trusts, respectively.

(8)
Includes (i) 9,683 shares of Class A common stock held by a personal trust, for which Mr. Miller serves as trustee and exercises shared voting and dispositive power over such shares, and (ii) 203 shares of Class A common stock held by a family trust, for which Mr. Miller’s spouse serves as trustee and exercises sole dispositive power over such shares.

(9)
Includes 1,787 shares of Class A common stock held by a revocable trust, for which Ms. Narkhede and her spouse serve as trustees and share voting and dispositive power over such shares.

(10)
Includes 2,466 shares of Class A common stock held by a personal trust, for which Mr. Schott serves as trustee and exercises sole voting and dispositive power.

(11)
Includes 725,542 shares of Class A common stock held by entities controlled by Mr. Vishria, over which he has sole voting and dispositive power.

(12)
Includes 180,512 shares of Class A common stock held by a family trust, for which Mr. Volpi serves as trustee and exercises shared voting and dispositive power over such shares.

The number of shares presented in the table above reflects shares of our Class A common stock or Class B common stock acquired by the individuals as part of their annual compensation program for services provided to Confluent and held following the vesting of the underlying equity award, as well as any shares purchased in the open market with the individual’s own money or with respect to certain directors, shares received in connection with a venture capital fund pro rata distribution. It also reflects estimated values of the unvested equity awards that were outstanding as of December 15, 2025, similarly received by the individuals as part of their annual compensation. The dollar amounts reported in the table are estimated based on a range of assumptions, including a stock price valuation of $31.00 per share, which is the same amount to be received on a per share basis by all of our stockholders. No additional grants of Confluent equity securities were made, or are being made, as a result of or in connection with the merger.
Confluent Change in Control and Severance Benefits Existing Prior to Entry into the Merger Agreement
Non-Employee Director Equity Awards
Confluent has granted Confluent RSUs to certain of its non-employee directors under Confluent’s 2021 Equity Incentive Plan, including in accordance with the terms of Confluent’s Non-Employee Director Compensation Policy (which we refer to as the “director compensation policy”). Under the director compensation policy, equity awards granted to Confluent’s non-employee directors will accelerate vesting in full upon a “change in control.” The closing of the merger will be a “change in control” within the meaning of the director compensation policy.
Change in Control and Severance Arrangements
We have adopted the Executive Officer Change in Control/Severance Benefit Plan, and each of the executives eligible to participate in such plan, which includes each individual currently serving as an executive officer of Confluent, as well as Ms. Buscemi, who served as an executive officer of Confluent for a portion of 2025, has executed a participation agreement under such plan (each of which we refer to as a “severance arrangement”) as of the date of this proxy statement. The severance arrangements provide for certain benefits in connection with certain qualifying involuntary terminations, including in connection with a “change in control” (as that term is defined in the severance arrangements) of Confluent.
The severance arrangements provide that (1) if the employment of an executive officer is terminated either by us without “cause,” and other than due to the executive officer’s death or disability, or by the executive for “good reason” (as “cause” and “good reason” are defined in the severance arrangements (we refer to such a termination as an “involuntary termination”)) and the involuntary termination occurs outside of the period beginning on the date that is three months prior to the date of a change in control of Confluent and ending 12 months immediately following the closing of such change in control (which period we refer to as the “change in control period”), then the executive officer will receive the following benefits:
•
a lump sum cash payment equal to six months of the executive officer’s annual base salary, or 12 months in the case of Mr. Kreps; and

•
payment of up to six months of premiums for continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (which we refer to as “COBRA”), or 12 months in the case of Mr. Kreps.

The severance arrangements provide that if an executive officer experiences an involuntary termination within the change in control period, the executive officer will receive the following benefits:

•
a lump sum cash payment equal to 12 months of the executive officer’s annual base salary, or 18 months in the case of Mr. Kreps;

•
a lump sum cash payment equal to the executive officer’s target bonus for the year in which the involuntary termination occurs;

•
payment of up to 12 months of COBRA premiums, or 18 months in the case of Mr. Kreps; and

•
vesting acceleration of 100 percent of any then-outstanding stock options or other equity awards covering shares of our common stock that are subject to continued service-based vesting criteria but not subject to the achievement of any performance-based or other similar vesting criteria.

The severance arrangements provide that any severance payable under a severance arrangement is subject to the executive officer executing a separation agreement and release of claims in our favor. The severance arrangements also provide that, if any payment or benefits to the applicable executive officer (including the payments and benefits under his or her severance arrangement) would constitute a “parachute payment” within the meaning of Section 280G of the Code and therefore would be subject to an excise tax under Section 4999 of the Code, then such payments and benefits will be either reduced to the largest portion of the payments and benefits that would result in no portion of the payments and benefits being subject to the excise tax; or not reduced, whichever, after taking into account all applicable federal, state, and local employment taxes, income taxes, and the excise tax, results in the executive’s receipt, on an after-tax basis, of the greater payments and benefits. The severance arrangements do not provide for any Section 280G-related tax gross-up payments from us.
For purposes of the severance arrangements, annual base salary and target bonus generally are the executive officer’s annual base salary or annual target bonus, respectively, in effect immediately before the executive officer’s termination of employment (or, if the termination is due to a resignation for good reason whereby the executive officer’s base salary is reduced, then the executive officer’s annual base salary in effect immediately before such reduction).
280G Mitigation Actions
For purposes of mitigating the potential adverse impact of Sections 280G and 4999 of the Code on Mr. Mac Ban, the Compensation Committee of the Confluent Board accelerated into calendar year 2025 the vesting and settlement of 7,200 of his Confluent RSUs that were otherwise scheduled or eligible to vest in normal course on February 20, 2026. Pursuant to a recoupment agreement that Mr. Mac Ban was required to execute as a condition to receiving such acceleration, in the event his employment is terminated in the circumstances described therein, he will repay to Confluent the gross value of the accelerated Confluent RSUs (i.e., the fair market value of the shares received in settlement of such Confluent RSUs, measured as of the settlement date and before reduction for applicable tax withholdings) if, absent the acceleration contemplated above, he would not have vested in such Confluent RSUs as of his termination of employment.
Employment Arrangements Following the Merger
As described in the section of this proxy statement captioned “The Merger — Background of the Merger,” prior to the execution of the merger agreement, at IBM’s request, certain of Confluent’s executives discussed and negotiated the executive retention and transition arrangements with IBM, and entered into agreements related to the executive retention and transition arrangements. These agreements supersede any and all previous agreements regarding the terms of their employment, including the severance arrangements described above except as otherwise provided in these agreements with IBM. The terms of the agreements between IBM and our executive officers related to the executive retention and transition arrangements are described below. Except as described in this proxy statement, as of the date of this proxy statement, none of Confluent’s directors or executive officers have entered into definitive agreements or arrangements regarding employment or other retention with the surviving corporation or with IBM or Sub to be effective following the closing of the merger. However, prior to the effective time, IBM or Sub may engage in further discussions regarding employment or other retention terms and may enter into additional definitive agreements regarding employment or retention for certain of Confluent’s employees to be effective as of the effective time.

Transition Offer Letters
Messrs. Sivaram and Mac Ban and Ms. Buscemi have entered into transition offer letters with IBM that provide for transitional retention and employment of such executive with IBM or one of its subsidiaries for a period scheduled to end on the date that is twelve months (or in Mr. Sivaram’s case, six months) following the closing of the merger (which we refer to, as applicable, as the “projected separation date”).
Under Mr. Mac Ban’s transition offer letter, subject to his continued employment through the closing of the merger, a prorated portion of each tranche of his outstanding Confluent RSUs with an aggregate value as of the closing of the merger equal to $2 million based on the per share price will become vested as of immediately prior to the closing of the merger.
Under each executive officer’s transition offer letter, the executive officer’s base salary and target cash incentive opportunity as of immediately before the closing of the merger will remain in effect through transition onto IBM’s payroll system.
If the executive officer remains an active full-time employee of IBM or one of its subsidiaries through the executive officer’s projected separation date, then the executive officer will receive a lump sum cash transition payment of $400,000 (or in Mr. Sivaram’s case, $250,000).
Under each executive officer’s transition offer letter, upon the projected separation date, the executive officer’s employment with IBM and its subsidiaries will be terminated, and the termination of employment will be treated as a termination without cause for purposes of the executive officer’s severance arrangement.
If, before the projected separation date, the executive officer’s employment is terminated due to a covered termination (as defined below), then (1) the executive officer will receive the lump sum cash transition payment described above and the severance benefits for an involuntary termination within the change in control period under the executive officer’s severance arrangement, (2) the executive officer’s unvested IBM RSUs that were received as a result of the conversion of any rollover Confluent RSUs (which we refer to such IBM RSUs as the “adjusted IBM RSUs”) will become vested, subject to the executive officer timely executing and not revoking IBM’s standard release of claims.
If, before the projected separation date, the executive officer’s employment is terminated due to the executive officer’s death or disability, the executive officer will receive the lump sum cash transition payment described above.
For purposes of each executive officer’s transition offer letter, a “covered termination” means an involuntary termination under the executive officer’s severance arrangement (as described above), except that clauses (ii) and (iii) of the “good reason” definition will be replaced with the assignment of duties and responsibilities that are materially inconsistent with the executive officer’s skills and experience and a material breach of the executive officer’s transition offer letter from IBM, respectively.
Each executive officer’s transition offer letter provides that, if any payment or benefits provided to the executive officer in connection with the merger could constitute a “parachute payment” within the meaning of Section 280G of the Code and therefore would be subject to an excise tax under Section 4999 of the Code, then such payments and benefits will be subject to potential reduction, if such reduction results in his receipt, on an after-tax basis, of a greater amount of payments and benefits, as described above.
Each executive officer’s transition offer letter also includes the following post-employment covenants: (1) a 12-month non-competition covenant and (2) a 24-month non-solicitation covenant. In the event of the executive officer’s material breach of such covenants, the executive officer will be required to reimburse IBM for the after-tax portion of any transition payment the executive officer has received.
Retention Offer Letter with Mr. Kreps
Mr. Kreps entered into a retention offer letter with IBM that provides for his long-term retention and employment with IBM following the closing of the merger. Under his retention offer letter, Mr. Kreps’s base salary will be $500,000, and he will be eligible to receive a target cash incentive opportunity equal to 60% of his base salary.

In addition, the retention offer letter provides Mr. Kreps will be awarded a new hire equity grant of IBM restricted stock units, with a planned value of $8,000,000, which will be granted on the first of the month following the closing of the merger or as soon as practicable thereafter (the “New Hire IBM RSUs”). The number of restricted stock units subject to the New Hire IBM RSUs will be determined by dividing the planned value by the average of IBM’s closing stock price for the 30 active trading days prior to the date of grant. The New Hire IBM RSUs will vest as to 25% on the six-month anniversary of the closing, 25% on the 18-month anniversary of the closing, and 50% on the 30-month anniversary of the closing, subject to Mr. Kreps’s continued employment through each such date. In the event Mr. Kreps’s employment is terminated for any reason, the New Hire IBM RSUs will be forfeited.
In the event Mr. Kreps’s employment is terminated due to a covered termination, subject to his timely execution and delivery of a release of claims, the IBM RSUs Mr. Kreps receives in respect of his rollover Confluent RSUs shall accelerate and vest.
For purposes of Mr. Kreps’s retention offer letter, a “covered termination” means an involuntary termination under his severance arrangement (as described above), except that clauses (ii) and (iii) of the “good reason” definition will be replaced with the assignment of duties and responsibilities that are materially inconsistent with his skills and experience and a material breach of his retention offer letter from IBM, respectively.
Mr. Kreps’s retention offer letter provides that, if any payment or benefits provided to him in connection with the merger could constitute a “parachute payment” within the meaning of Section 280G of the Code and therefore would be subject to an excise tax under Section 4999 of the Code, then such payments and benefits will be subject to potential reduction under his severance arrangement, if such reduction results in his receipt, on an after-tax basis, of a greater amount of payments and benefits, as described above.
Mr. Kreps’s retention offer letter also includes the following post-employment covenants: (1) a 12-month non-competition covenant and (2) a 24-month non-solicitation covenant. In the event of Mr. Kreps’s breach of such covenants, he will be required to reimburse IBM for the after-tax portion of any New Hire IBM RSUs that vested and were settled.
Restrictive Covenant Agreements
Messrs. Kreps and Mac Ban and Ms. Buscemi each entered into a restrictive covenant agreement with IBM, each of which will be effective upon the closing, and each of which generally includes non-competition and non-solicitation covenants for three years following the closing of the merger and perpetual confidentiality covenants.
Golden Parachute Compensation
The following table sets forth the information required by Item 402(t) of Regulation S-K regarding certain compensation that each of Confluent’s named executive officers may receive from Confluent or IBM that is based on, or that otherwise relates to, the merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section such term is used to describe the merger-related compensation payable to Confluent’s named executive officers. Confluent’s “named executive officers” for purposes of the disclosure in this proxy statement are Messrs. Kreps and Sivaram, Ms. Schultz, Mr. Verbowski, and Ms. Buscemi. For additional details regarding the terms of the payments quantified below, see the sections of this proxy statement above captioned “The Merger — Interests of Confluent’s Directors and Officers in the Merger — Treatment of Confluent Equity Awards and the ESPP in the Merger,” “The Merger — Interests of Confluent’s Directors and Officers in the Merger —  Confluent Change in Control and Severance Benefits Existing Prior to Entry into the Merger Agreement” and “The Merger — Interests of Confluent’s Directors and Officers in the Merger — Employment Arrangements Following the Merger.”
The amounts in the table are estimated using the following assumptions and such additional assumptions as may be set forth in the footnotes to the table:
•
that the closing will occur on January 31, 2026 (which is the assumed closing date solely for purposes of this golden parachute compensation disclosure); and

•
that each of the named executive officers (other than Ms. Schultz and Mr. Verbowski, who are no longer employees of Confluent) experiences a covered termination immediately following the effective time that results in severance benefits becoming payable to such named executive officer under his or her IBM offer letter, as applicable.

The amounts reported below are estimated based on these and other assumptions that may or may not actually occur or be accurate on the date that the merger closes, and reflect estimated values of severance cash compensation and unvested equity incentives and COBRA benefits. Accordingly, the ultimate values to be received by a named executive officer in connection with the merger may differ from the amounts set forth below. We believe that these compensation elements are reasonable and aligned with market practice. The unvested adjusted IBM RSUs that will be received by our named executive officers as a result of the conversion of any rollover Confluent RSUs are valued at $31.00 per share, which is the same amount to be received on a per share basis by all of our stockholders. All Confluent options held by our named executive officers are already fully vested. No additional grants of Confluent equity securities were made, or are being made, as a result of or in connection with the merger. To be eligible to receive severance benefits under his or her IBM offer letter, a named executive officer must experience a covered termination of his or her employment during a limited period of time after the closing of the merger, making these double-trigger benefits. This treatment is aligned with what we believe to be the best market practice.
Our named executive officers will not receive pension, non-qualified deferred compensation or tax reimbursements in connection with the merger. As required by applicable SEC rules, all amounts below that are determined using the per share value of our common stock have been calculated based on the per share price.
Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)(4)
Jay Kreps	—	10,520,377	—	10,520,377
Rohan Sivaram	1,081,250	11,494,459	36,922	12,612,631
Erica Schultz(5)	—	—	—	—
Chad Verbowski(6)	—	—	—	—
Stephanie Buscemi	1,060,000	7,986,003	36,922	9,082,925

(1)
Cash.   This column reflects the amount of “double-trigger” payments to which the named executive officer may become entitled under his or her IBM offer letter. For purposes of these amounts, we have assumed no changes to the named executive officer’s cash compensation. The amount becomes payable if, prior to the named executive officer’s projected separation date, the named executive officer experiences a covered termination (as described above), subject to such named executive officer timely signing and not revoking a separation agreement and release of claims with IBM. Mr. Kreps is not entitled to any cash severance upon a covered termination. For Mr. Sivaram and Ms. Buscemi, the amounts represent a lump-sum cash severance payment equal to the sum of (a) 100 percent of such named executive officer’s annual base salary as in effect as of January 31, 2026, which we have assumed will be the same as such named executive officer’s annual base salary as in effect as of December 15, 2025, (b) 100 percent of such named executive officer’s target annual bonus as in effect for fiscal year 2026, which we have assumed will be the same as the named executive officer’s target annual bonus as in effect for fiscal year 2025, and (c) the transition payment under such named executive officer’s IBM offer letter, as follows:

Named Executive Officer	Base Salary Severance ($)	Target Annual Bonus Severance ($)	Transition Payment ($)	Total ($)
Rohan Sivaram	475,000	356,250	250,000	1,081,250
Stephanie Buscemi	440,000	220,000	400,000	1,060,000

(2)
Equity.   The amounts in this column represent the value of adjusted IBM RSUs (based on the assumptions described above). As described in the section of this proxy statement captioned “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger — Employment Arrangements Following the Merger,” the applicable named executive officers would be entitled under their IBM offer letters to “double-trigger” accelerated vesting of their then-outstanding adjusted IBM RSUs upon a covered termination that occurs after the closing but prior to their projected separation date (or in Mr. Kreps’s case, prior to the date that his adjusted IBM RSUs become fully vested).

(3)
Perquisites/Benefits.   This column reflects the value of the “double-trigger” benefit of payment of 12 months of COBRA premiums, which the named executive officer may become entitled to receive under his or her IBM offer letter if he or she experiences a covered termination prior to his or her projected separation date, subject to the named executive officer timely signing and not revoking a separation agreement and release of claims with IBM. We estimated the expenses to determine the value of the COBRA premiums for purposes of this disclosure based on the assumptions used for financial reporting purposes under GAAP.

(4)
Total.   This amount represents the sum of all amounts reported in the preceding columns. If any of the amounts provided for under the individual’s IBM offer letter or otherwise payable to any of the named executive officers would constitute “parachute payments” within the meaning of Section 280G of the Code (as defined below) and could be subject to the related excise tax, the named executive officer would be entitled to receive either full payment of his or her benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the named executive officer.

(5)
Ms. Schultz retired as our President, Field Operations, effective as of May 22, 2025, and as a result will not receive any benefits based on or otherwise relating to the merger.

(6)
Mr. Verbowski retired as our Chief Technology Officer effective November 26, 2024, and remained an advisor to Confluent through February 21, 2025, and as a result will not receive any benefits based on or otherwise relating to the merger.

Insurance and Indemnification of Directors and Executive Officers
Pursuant to the terms of the merger agreement, our directors and officers will be entitled to certain ongoing indemnification and insurance coverage, including under directors’ and officers’ liability insurance policies. For more information, see the section of this information statement captioned “The Merger Agreement — Directors’ and Officers’ Indemnification and Insurance.”
The Voting Agreement
Simultaneously with the execution of the merger agreement, Mr. Kreps and Ms. Narkhede as well as certain of their affiliated entities, and certain affiliates of Mr. Rao, entered into the voting agreement. As of December 7, 2025, these stockholders represented approximately 62 percent of the voting power of the outstanding shares of our common stock. Pursuant to the voting agreement, the applicable stockholders have agreed, among other things, to vote their shares of our common stock (1) in favor of the adoption of the merger agreement, the merger and the transactions contemplated thereby; and (2) in the manner specified in the voting agreement on certain other matters. However, in the event of an adverse recommendation change by the Confluent Board or a committee thereof in compliance with the terms of the merger agreement, the voting agreement only obligates these stockholders to vote an aggregate of 35 percent of the voting power of the outstanding shares of our common stock or the conversion of shares of our Class B common stock in the manner specified in the voting agreement. The voting agreement also contains customary restrictions on the transfer of shares of our common stock and conversion of shares of our Class B common stock held by these stockholders, subject to certain exceptions.
This summary is not complete and is qualified in its entirety by reference to the voting agreement, which is attached to this proxy statement as Annex B and incorporated into this proxy statement by reference. We encourage you to carefully read the voting agreement in its entirety because this summary may not contain all the information about the voting agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the voting agreement and not by this summary or any other information contained in this proxy statement.
Closing and Effective Time of the Merger
The merger agreement provides that, subject to the terms and conditions of the merger agreement, Sub will merge with and into Confluent. As a result, the separate corporate existence of Sub will cease and Confluent will survive the merger and continue to exist after the merger as a direct, wholly owned subsidiary of IBM.
The merger will take place no later than the fourth business day after satisfaction or waiver of all conditions described in the section of this proxy statement captioned “The Merger Agreement — Conditions to the Closing of the Merger,” (other than those conditions that by their terms are to be satisfied or waived at the closing of the merger, it being understood that the occurrence of closing shall remain subject to the satisfaction or waiver of such conditions at the closing) or on a different date that IBM and Confluent agree to.

At the closing of the merger, the parties will file a certificate of merger with the Delaware Secretary of State in accordance with the relevant provisions of the DGCL. The merger will become effective upon the filing of the certificate of merger, or at a later time that Confluent and IBM agree and specify in the certificate of merger.
Appraisal Rights
If the merger is consummated, our stockholders (including beneficial owners of shares of our common stock) who (1) do not vote in favor of the adoption of the merger agreement; (2) properly demand appraisal of their shares of our common stock; (3) continuously hold of record or beneficially own their shares of our common stock through the effective date of the merger; (4) otherwise comply with the procedures of Section 262; and (5) do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares of our common stock in connection with the merger under Section 262. Unless otherwise expressly noted, all references in Section 262 and in this summary to a “stockholder” mean a holder of record of stock, all references in Section 262 and in this summary to “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to the word “person” mean any individual, corporation, partnership, limited liability company, unincorporated association or other entity, in each case, unless otherwise expressly noted.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary does not constitute any legal or other advice and does not constitute a recommendation that our stockholders or beneficial owners of our common stock exercise their appraisal rights under Section 262.
STOCKHOLDERS AND BENEFICIAL OWNERS OF SHARES OF OUR COMMON STOCK SHOULD CAREFULLY REVIEW THE FULL TEXT OF SECTION 262 AS WELL AS THE INFORMATION DISCUSSED BELOW.
Under Section 262, if the merger is completed, holders of record of shares, or beneficial owners, of our common stock who (1) deliver a written demand for appraisal of such person’s shares of our common stock to Confluent prior to the vote on the adoption of the merger agreement; (2) do not vote, by remote communication or by proxy, in favor of the adoption of the merger agreement; (3) continuously hold of record or beneficially own such shares of our common stock on the date of making the demand for appraisal through the effective date of the merger; (4) otherwise comply with the procedures and satisfy certain ownership thresholds, as applicable, set forth in Section 262; and (5) do not withdraw such person’s demand or otherwise lose such person’s right to appraisal, may be entitled to have their shares of our common stock appraised by the Delaware Court of Chancery and to receive payment in cash, in lieu of the consideration set forth in the merger agreement, for the “fair value” of their shares of our common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown or as otherwise provided in Section 262) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the effective date of the merger through the date of payment of the judgment (or in certain circumstances described herein, on the difference between the amount determined to be the fair value and the amount paid by the surviving corporation in the merger to each person entitled to appraisal prior to the entry of judgment in the appraisal proceeding) as described further below. However, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all holders of shares of a class or series of stock that, immediately prior to the closing of the merger, were listed on a national securities exchange who are otherwise entitled to appraisal rights unless (1) the total number of shares of such class or series of stock for which appraisal rights have been pursued or perfected exceeds one percent of the outstanding shares of such class or series as measured in accordance with subsection (g) of Section 262 or (2) the value of the aggregate per share price provided as consideration in the merger in respect of such shares exceeds $1 million. We refer to these conditions as the “ownership thresholds.” Given that the shares of our Class A common stock are listed on Nasdaq (and assuming such shares remain so listed up until closing of the merger), then the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of our Class A common stock who are otherwise entitled to appraisal rights unless one of the ownership thresholds is satisfied with respect to such shares of our Class A common stock. For the avoidance of doubt and assuming that the shares of our Class B common stock are not listed on a national securities exchange as of immediately prior to the effective time, satisfaction of one of the ownership thresholds will not be required with respect to the appraisal of our Class B common stock.
Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown or as otherwise provided in Section 262, interest, if any, on the amount determined to be the fair value of the shares of our common stock subject to appraisal will accrue and compound quarterly from the effective date of the merger through the date the judgment is paid at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to each person entitled to appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares of our common stock as determined by the Delaware Court of Chancery and (y) interest accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders of record as of the record date for notice of such meeting that appraisal rights are available and include in the notice a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes Confluent’s notice to our stockholders that appraisal rights are available in connection with the merger, and the full text of Section 262 is available at the following URL: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the merger, any holder of record or beneficial owner of shares of our common stock who wishes to exercise appraisal rights, or who wishes to preserve such person’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses appraisal rights will be entitled to receive the per share price described in the merger agreement, without interest, less any applicable withholding taxes in respect of each share of common stock they hold. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of our common stock, Confluent believes that if a person is considering exercising such rights, such person should seek the advice of legal counsel.
Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their shares of our common stock must do ALL of the following:
•
such person must not vote in favor of the proposal to adopt the merger agreement;

•
such person must deliver to Confluent a written demand for appraisal before the vote on the merger agreement at the special meeting; and

•
such person must continuously hold of record or beneficially own the shares of our common stock from the date of making the demand through the effective date of the merger (a person will lose appraisal rights if the person transfers the shares before the effective date of the merger).

As described below, within 120 days after the effective date of the merger, but not thereafter, an appraisal proceeding must be commenced by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of our common stock held by all persons entitled to appraisal. The surviving corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the surviving corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our common stock. In addition, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who asserted appraisal rights with respect to the shares of our Class A common stock unless one of the ownership thresholds is met with respect to such shares of our Class A common stock. For the avoidance of doubt and assuming that the shares of our Class B common stock are not listed on a national securities exchange as of immediately prior to the effective time, satisfaction of one of the ownership thresholds will not be required with respect to the appraisal of our Class B common stock.
Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement, each person who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the merger agreement or abstain.
Filing Written Demand
A person wishing to exercise appraisal rights must deliver to Confluent, before the vote on the adoption of the merger agreement at the special meeting, a written demand for the appraisal of such person’s shares of our common stock. In addition, that person must not vote or submit a proxy in favor of the adoption of the merger agreement. A vote in favor of the adoption of the merger agreement, by remote communication at the special meeting or by proxy (whether by mail or via the internet or telephone), will constitute a waiver of your appraisal rights in respect of the shares of our common stock so voted and will nullify any previously filed written demands for appraisal. A person exercising appraisal rights must own or hold, as applicable, beneficially or of record, the shares of common stock on the date the written demand for appraisal is delivered and must continue to hold or own, as applicable, the shares of our common stock through the effective date of the merger. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement, and it will constitute a waiver of such person’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the merger agreement or abstain from voting on the adoption of the merger agreement. Neither voting against the adoption of the merger agreement nor abstaining from voting or failing to vote on the proposal to adopt the merger agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the merger agreement. A proxy or vote against the adoption of the merger agreement will not constitute a demand. A person’s failure to make the written demand prior to the taking of the vote on the adoption of the merger agreement at the special meeting will constitute a waiver of appraisal rights.
In the case of a written demand for appraisal made by a stockholder of record, the demand must reasonably inform Confluent of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares of our common stock. In the case of a written demand for appraisal made by a beneficial owner, the demand must reasonably identify the record holder of the shares of our common stock for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which such beneficial owner consents to receive notices given by the surviving corporation and to be set forth on the verified list (as defined below).
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
Confluent, Inc.
899 W. Evelyn Avenue
Mountain View, California 94041
Attention: Corporate Secretary
At any time within 60 days after the effective date of the merger, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the terms offered pursuant to the merger agreement, by delivering to Confluent, as the surviving corporation, a written withdrawal of the demand for appraisal. Any withdrawal of a demand for appraisal made more than 60 days after the effective date of the merger may only be made with the written approval of the surviving corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction (which we refer to as a “reservation”) for any application (as defined below) to the Delaware Court of Chancery;

provided, however, that this shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the per share price within 60 days after the effective date of the merger. If the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a person, such person will be entitled to receive only the fair value determined in any such appraisal proceeding, which value could be less than, equal to or more than the per share price being offered pursuant to the merger agreement.
Notice by the Surviving Corporation
If the merger is completed, within 10 days after the effective date of the merger, the surviving corporation will notify each stockholder (including any beneficial owner) of each constituent corporation who has submitted a demand for appraisal in accordance with Section 262, and who has not voted in favor of the adoption of the merger agreement, that the merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the effective date of the merger, but not thereafter, the surviving corporation or any person who has complied with Section 262 and is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by any person other than the surviving corporation, demanding a determination of the fair value of the shares of our common stock held by all persons entitled to appraisal. The surviving corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the surviving corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our common stock. Accordingly, any persons who desire to have their shares of our common stock appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of our common stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.
Within 120 days after the effective date of the merger, any person who has complied with the requirements for an appraisal of such person’s shares of our common stock pursuant to Section 262 will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares of our common stock not voted in favor of the adoption of the merger agreement and with respect to which Confluent has received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand for appraisal directly, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of this aggregate number). Such statement must be given within 10 days after receipt by the surviving corporation of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by any person other than the surviving corporation, service of a copy thereof must be made upon the surviving corporation, which will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (which we refer to as the “verified list”) containing the names and addresses of all persons who have demanded appraisal for their shares of our common stock and with whom agreements as to the value of their shares of our common stock have not been reached. The Delaware Court of Chancery may order the Register in Chancery to give notice of the time and place fixed for the hearing of such petition to the surviving corporation and all of the persons shown on the verified list at the addresses stated therein. The costs of any such notice are borne by the surviving corporation.
After notice is provided to the applicable persons as required by the Delaware Court of Chancery, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares of our common stock and who hold common stock represented by stock certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. Accordingly, persons holding stock represented by stock certificates and wishing to seek appraisal of their shares of our common stock are cautioned to retain their stock certificates pending resolution of the appraisal proceedings. If any person fails to comply with this requirement, the Delaware Court of Chancery may dismiss the proceedings as to such person. Upon application by the surviving corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.
Given that the shares of our Class A common stock are listed on Nasdaq (and assuming such shares remain so listed up until closing of the merger), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of shares of our Class A common stock who are otherwise entitled to appraisal rights unless one of the ownership thresholds is met with respect to such shares of our Class A common stock. For the avoidance of doubt and assuming that the shares of our Class B common stock are not listed on a national securities exchange as of immediately prior to the effective time, satisfaction of one of the ownership thresholds will not be required with respect to the appraisal of our Class B common stock.
Determination of Fair Value
After the Delaware Court of Chancery determines the persons entitled to appraisal and, with respect to our Class A common stock, that at least one of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of our common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown or as otherwise provided in Section 262, interest from the effective date of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. However, the surviving corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the surviving corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (a) the difference, if any, between the amount paid by the surviving corporation in such voluntary cash payment and the fair value of the shares of our common stock as determined by the Delaware Court of Chancery and (b) interest accrued before such voluntary cash payment, unless paid at that time.
In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings, prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that “throw any light on future prospects of the merged corporation.” Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
Persons considering seeking appraisal should be aware that the fair value of their shares of our common stock as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the merger if they did not seek appraisal of their shares of our common stock and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and may not in any manner address, fair value under Section 262. ALTHOUGH CONFLUENT BELIEVES THAT THE PER SHARE PRICE IS FAIR, NO REPRESENTATION IS MADE AS TO THE OUTCOME OF THE APPRAISAL OF FAIR VALUE AS DETERMINED BY THE DELAWARE COURT OF CHANCERY, AND STOCKHOLDERS AND BENEFICIAL OWNERS SHOULD RECOGNIZE THAT SUCH AN APPRAISAL COULD RESULT IN A DETERMINATION OF A VALUE HIGHER OR LOWER THAN, OR THE SAME AS, THE PER SHARE PRICE. Neither Confluent nor IBM anticipates offering more than the per share price to any persons exercising appraisal rights, and each of Confluent and IBM reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of our common stock is less than the per share price. If a petition for appraisal is not timely filed or, with respect to our Class A common stock, if neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights, then the right to an appraisal will cease.
The Delaware Court of Chancery will direct the payment of the fair value of the shares of our common stock, together with interest, if any, by the surviving corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in the Delaware Court of Chancery may be enforced.
The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith (which we refer to as an “application”), the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares of our common stock entitled to an appraisal that were not dismissed pursuant to the terms of Section 262 or subject to an award pursuant to a reservation. In the absence of such determination or assessment, each party bears its own expenses.
If any person who demands appraisal of shares of our common stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of our common stock will be deemed to have been converted at the effective date of the merger into the right to receive the per share price as provided in the merger agreement. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the merger, if, in the case of our Class A common stock, neither of the ownership thresholds above has been satisfied in respect of those seeking appraisal rights with respect to the shares of our Class A common stock, or if the person delivers to the surviving corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the per share price as provided in the merger agreement in accordance with Section 262.
From and after the effective date of the merger, no person who has demanded appraisal rights in compliance with Section 262 will be entitled to vote such shares of our common stock for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger).
Failure to comply with all of the procedures set forth in Section 262 may result in the loss of appraisal rights. In that event, you will be entitled to receive the per share price for your dissenting shares in accordance with the merger agreement, without interest and less any applicable withholding taxes. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
Accounting Treatment
The merger is being accounted for as a business combination using the acquisition method with IBM as the accounting acquirer in accordance with Accounting Standards Codification Topic 805, Business Combinations. Under this method of accounting, the aggregate purchase consideration will be allocated to Confluent’s assets acquired and liabilities assumed based upon their estimated fair values at the date of completion of the merger.

Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of material U.S. federal income tax consequences of the merger that may be relevant to U.S. holders and Non-U.S. holders of shares of our Class A common stock whose shares are converted into the right to receive cash pursuant to the merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (which we refer to as the “Code”), U.S. Treasury Regulations promulgated under the Code, court decisions, published positions of the U.S. Internal Revenue Service (which we refer to as the “IRS”) and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change, which may or may not be retroactive, could alter the tax consequences to the holders of our Class A common stock as described herein.
This discussion is limited to holders who hold their shares of our Class A common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, as property held for investment purposes). With respect to holders whose shares of our Class A common stock were subject to vesting restrictions at the time such shares were acquired, if any, this discussion assumes that a valid and timely election pursuant to Section 83(b) of the Code was made with respect to such shares.
This discussion is for general information purposes only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances. For example, this discussion does not address:
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tax consequences to holders who received their shares of our Class A common stock in a compensatory transaction or pursuant to the exercise of Confluent options, or Confluent RSUs, or otherwise in connection with the performance of services, or whose shares of our Class A common stock are currently subject to vesting restrictions under a holdback or similar agreement;

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tax consequences to holders of our Class B common stock, or Confluent convertible notes or other rights to acquire Confluent stock;

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tax consequences that may be relevant to holders who may be subject to special treatment under U.S. federal income tax laws, such as financial institutions; tax-exempt organizations; S corporations, partnerships and any other entity or arrangement treated as a partnership or pass-through entity for U.S. federal income tax purposes; insurance companies; mutual funds; dealers in stocks and securities; traders in securities that elect to use the mark-to-market method of accounting for their securities; regulated investment companies; real estate investment trusts; passive foreign investment companies; controlled foreign corporations; entities subject to the U.S. anti-inversion rules; holders who hold their Class A common stock as “qualified small business stock” for purposes of Sections 1045 and 1202 of the Code, as “Section 1244 stock” within the meaning of Section 1244 of the Code, or through individual retirement or other tax-deferred accounts; Non-U.S. holders that own (directly or by attribution) more than five percent of our Class A common stock or U.S. expatriates and certain former citizens or long-term residents of the United States;

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tax consequences to holders holding shares as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;

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tax consequences to U.S. holders whose “functional currency” is not the U.S. dollar;

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tax consequences to holders who hold their Class A common stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;

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tax consequences arising from the Medicare tax on net investment income;

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tax consequences to holders subject to special tax accounting rules as a result of any item of gross income with respect to the shares of our Class A common stock being taken into account in an “applicable financial statement” (as defined in the Code);

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any U.S. federal estate, gift or alternative minimum tax consequences;

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any state, local or non-U.S. tax consequences; or

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tax consequences to persons that exercise appraisal or dissenters’ rights.

If a partnership (including an entity or arrangement, domestic or foreign, treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of our Class A common stock, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of our Class A common stock and partners therein should consult their own tax advisors regarding the consequences of the merger.
No ruling has been or will be obtained from the IRS regarding the U.S. federal income tax consequences of the merger described below. If the IRS contests a conclusion set forth herein, no assurance can be given that a holder would ultimately prevail in a final determination by a court. Further, no opinion of counsel has been or will be rendered with respect to the tax consequences of the merger or related transactions.
THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. A HOLDER SHOULD CONSULT ITS TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER U.S. FEDERAL NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION.
U.S. Holders
General
For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of our Class A common stock that is for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust that (1) is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in Section 7701(a)(30) of the Code or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person.

Taxable Sale of Company Class A Common Stock
The receipt of cash by a U.S. holder in exchange for shares of our Class A common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes (and also may be a taxable transaction under applicable state, local, non-U.S. and other income tax laws). In general, such U.S. holder’s gain or loss will be equal to the difference, if any, between the amount of cash received and the U.S. holder’s adjusted tax basis in the shares surrendered pursuant to the merger. A U.S. holder’s adjusted tax basis generally will equal the amount that such U.S. holder paid for the shares. Such gain or loss will be capital gain or loss, and will be long-term capital gain or loss if such U.S. holder’s holding period in such shares is more than one year at the closing date of the merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. holder (including individuals). Short-term capital gains are taxed at ordinary income rates. The deductibility of capital losses is subject to limitations, and in general, capital losses may only be used to reduce capital gains to the extent thereof. However, individual taxpayers generally may deduct annually up to $3,000 of capital losses in excess of their capital gains.
If a U.S. holder acquired different blocks of shares of our Class A common stock at different times and/or different prices, such holder must determine its adjusted tax basis and holding period separately with respect to each block of our Class A common stock.
Non-U.S. Holders
General
For purposes of this discussion, a “Non-U.S. holder” is a beneficial owner of shares of our Class A common stock that is neither a U.S. holder nor a partnership for U.S. federal income tax purposes.

Taxable Sale of Company Class A Common Stock
Subject to the discussion below on backup withholding and FATCA (as defined below) withholding, any gain realized by a Non-U.S. holder pursuant to the merger generally will not be subject to U.S. federal income tax unless:
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the gain is effectively connected with a trade or business of such Non-U.S. holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. holder in the United States), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. persons, and, if the Non-U.S. holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30 percent (or a lower rate under an applicable income tax treaty);

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such Non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of the completion of the merger, and certain other specified conditions are met, in which case such gain will be subject to U.S. federal income tax at a rate of 30 percent (or a lower rate under an applicable income tax treaty); or

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Confluent is or has been a “United States real property holding corporation” as such term is defined in Section 897(c) of the Code (which we refer to as “USRPHC”), at any time within the shorter of the five-year period preceding the merger or such Non-U.S. holder’s holding period with respect to the applicable shares of our Class A common stock (which we refer to as the “relevant period”) and, if shares of our Class A common stock are regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), such Non-U.S. holder owns (directly, indirectly or constructively) more than five percent of our Class A common stock at any time during the relevant period, in which case such gain will be subject to U.S. federal income tax at rates generally applicable to U.S. persons (as described in the first bullet point above), except that the branch profits tax will not apply. Generally, a corporation is a USRPHC if the fair market value of its U.S. real property interests (as defined in the Code) equals or exceeds 50 percent of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. For this purpose, U.S. real property interests generally include land, improvements and associated personal property. Although there can be no assurances in this regard, we believe that we are not, and have not been, a USRPHC at any time during the five-year period preceding the merger. Non-U.S. holders are encouraged to consult their tax advisors regarding the possible consequences to them if we are a USRPHC.

Information Reporting and Backup Withholding
Information reporting and backup withholding (at a current rate of 24 percent) may apply to the proceeds received by a holder pursuant to the merger. Backup withholding generally will not apply to (1) a U.S. holder that furnishes a correct taxpayer identification number and certifies that such U.S. holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form) or (2) a Non-U.S. holder that (a) provides a certification of such Non-U.S. holder’s non-U.S. status on the appropriate series of IRS Form W-8 (or a substitute or successor form) or (b) otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, if the required information is timely furnished to the IRS.
A U.S. holder may be required to retain records related to such holder’s Class A common stock and file with its U.S. federal income tax return, for the taxable year that includes the merger, a statement setting forth certain facts relating to the merger.
Additional Withholding Requirements under the Foreign Account Tax Compliance Act
Sections 1471 through 1474 of the Code, and the U.S. Treasury Regulations and administrative guidance issued thereunder (which we refer to as, collectively, “FATCA”), impose a U.S. federal withholding tax of 30 percent on certain payments made to a “foreign financial institution” (as specially defined under these rules) unless such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding certain

U.S. account holders of such institution (which include certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners) or an exemption applies. FATCA also generally imposes a U.S. federal withholding tax of 30 percent on certain payments made to a non-financial foreign entity unless such entity provides the withholding agent a certification identifying certain direct and indirect U.S. owners of the entity or an exemption applies. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Under certain circumstances, a Non-U.S. holder might be eligible for refunds or credits of such taxes.
The U.S. Treasury Department has released proposed regulations which, if finalized in their present form, would eliminate the FATCA withholding applicable to the gross proceeds of a sale or other disposition of our Class A common stock. In its preamble to such proposed regulations, the U.S. Treasury Department stated that taxpayers may generally rely on the proposed regulations until final regulations are issued.
Holders of our Class A common stock are encouraged to consult with their tax advisors regarding the possible implications of FATCA on the disposition of our Class A common stock pursuant to the merger.
THE U.S. FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE ARE INCLUDED FOR GENERAL INFORMATIONAL PURPOSES ONLY AND ARE BASED UPON CURRENT LAW. BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, EACH U.S. HOLDER AND NON-U.S. HOLDER SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR TO DETERMINE THE APPLICABILITY OF THE RULES DISCUSSED ABOVE TO SUCH HOLDER AND THE PARTICULAR TAX EFFECTS OF THE MERGER, INCLUDING THE APPLICATION AND EFFECT OF U.S. FEDERAL NON-INCOME, STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS.
Regulatory Approvals Required for the Merger
Under the merger agreement, the merger cannot be completed until the waiting period (and any extension thereof) applicable to the merger under the HSR Act has been terminated or has expired.
Each of IBM and Confluent filed a Premerger Notification and Report Form under the HSR Act with the Antitrust Division of the DOJ and the FTC in connection with the merger on December 12, 2025. The initial waiting period is 30 days and would therefore expire at 11:59 p.m., Eastern time, on January 12, 2026, though this period may be shortened if the reviewing agency grants “early termination,” may be restarted if the acquiring person voluntarily withdraws and re-files its Notification and Report Form, and may be extended if the reviewing agency issues a “second request.”
In addition to the antitrust related clearance discussed above, Confluent and IBM may be required to obtain approvals or authorizations in connection with certain other antitrust or foreign investment laws in various foreign jurisdictions.
There can be no assurance that IBM and Confluent will be able to obtain all required regulatory clearances and approvals in the timeframe required or at all. In addition, even if IBM and Confluent obtain all required regulatory clearances and approvals, and the merger proposal is approved by our stockholders, conditions may be placed on any such clearance or approval that could cause IBM to abandon the merger.
Financing of the Merger
There is no financing condition to the merger. IBM expects to pay the aggregate price per share from its cash on hand.
Delisting and Deregistration of Our Common Stock
If the merger is completed, our common stock will no longer be traded on Nasdaq and will be deregistered under the Exchange Act. At that time, we will no longer be required to file periodic reports, current reports and proxy and information statements with the SEC with respect to our common stock.

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT
We are asking you to approve the adoption of the merger agreement. For a summary of and detailed information regarding this proposal, see the information about the merger agreement throughout this proxy statement, including the information set forth in the sections of this proxy statement captioned “The Merger” and “The Merger Agreement.” A copy of the merger agreement, as well as the certificate of incorporation of the surviving corporation in the merger included as an exhibit to the merger agreement, is attached as Annex A to this proxy statement and is incorporated into this proxy statement by reference. You are urged to read the merger agreement carefully and in its entirety.
The Confluent Board unanimously recommends that you vote “FOR” this proposal.

PROPOSAL 2: APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF CERTAIN MERGER-RELATED EXECUTIVE COMPENSATION
Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that we provide stockholders with the opportunity to vote, on a non-binding, advisory basis, on the compensation that will or may become payable by Confluent to our named executive officers in connection with the merger, as disclosed in the section of this proxy statement captioned “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger — Golden Parachute Compensation,” including the additional disclosures referenced therein that otherwise are disclosed in the section of this proxy statement captioned “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger.”
We are asking our stockholders to approve the compensation that will or may become payable by Confluent to our named executive officers in connection with the merger. These payments are set forth in the section of this proxy statement captioned “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger — Golden Parachute Compensation” and the accompanying footnotes and additional disclosures referenced therein. The various plans and arrangements pursuant to which these compensation payments may be made generally have previously formed part of Confluent’s overall compensation program for our named executive officers and previously have been disclosed to stockholders in public filings, including our annual proxy statement. These historical arrangements were adopted and approved by the Confluent Board or the Compensation Committee of the Confluent Board, which is composed solely of non-employee directors, and are believed to be reasonable and in line with marketplace norms.
Accordingly, approval of this proposal will constitute the approval of the following resolution at the special meeting:
“RESOLVED, that the stockholders of Confluent approve on a non-binding, advisory basis, the compensation that will or may become payable by Confluent to Confluent’s named executive officers in connection with the merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section captioned “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger — Golden Parachute Compensation” in Confluent’s proxy statement for the special meeting.”
Our stockholders should note that this proposal is not a condition to completion of the merger. As a non-binding, advisory vote, the result of this proposal will not be binding on Confluent, the Confluent Board or IBM. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger is consummated, our named executive officers will be eligible to receive the compensation that is based on or that otherwise relates to the merger in accordance with the terms and conditions applicable to those payments.
The Confluent Board unanimously recommends that you vote “FOR” this proposal.

PROPOSAL 3: ADJOURNMENT OF THE SPECIAL MEETING
We are asking you to approve any proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
If stockholders approve this proposal, we can adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against adoption of the merger agreement. Among other things, approval of this proposal could mean that, even if we received proxies representing a sufficient number of votes against adoption of the merger agreement such that the proposal to adopt the merger agreement would be defeated, we could adjourn the special meeting without a vote on the adoption of the merger agreement and seek to convince the holders of those shares to change their votes to votes in favor of adoption of the merger agreement. Additionally, we may seek stockholder approval to adjourn the special meeting if a quorum is not present. Our stockholders should also be aware that the chairperson of the special meeting may also adjourn the special meeting to another place, if any, date or time, whether or not a quorum is present, even if our stockholders do not approve this proposal.
The Confluent Board unanimously recommends that you vote “FOR” this proposal.

THE MERGER AGREEMENT
The following summary describes certain material provisions of the merger agreement. This summary is not complete and is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We encourage you to carefully read the merger agreement in its entirety because this summary may not contain all the information about the merger agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the merger agreement and not by this summary or any other information contained in this proxy statement.
The representations, warranties, covenants and agreements described below and included in the merger agreement were made for purposes of the merger agreement and as of specific dates, were for the benefit of the parties to the merger agreement except as expressly stated therein and may be subject to important qualifications, limitations and supplemental information agreed to by Confluent, IBM and Sub in connection with negotiating the terms of the merger agreement, including certain qualifications, limitations and supplemental information disclosed in the confidential disclosure letter delivered by Confluent to IBM in connection with the execution of the merger agreement (which we refer to as the “company letter”). In addition, the representations and warranties were included in the merger agreement for the purpose of allocating contractual risk between Confluent, IBM and Sub, and may be subject to standards of materiality applicable to such parties that differ from those generally applicable to investors. In reviewing the representations, warranties, covenants and agreements contained in the merger agreement or any description thereof in this summary, it is important to bear in mind that such representations, warranties, covenants and agreements or any descriptions were not intended by the parties to the merger agreement to be characterizations of the actual state of facts or condition of Confluent, IBM and Sub or any of their respective affiliates or businesses except as expressly stated in the merger agreement.
Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement. You should not rely on the covenants in the merger agreement as actual limitations on the respective businesses of Confluent, IBM and Sub because the parties to the merger agreement may take certain actions that are either expressly permitted in the company letter or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The merger agreement is described below, and attached as Annex A to this proxy statement, with the intention of providing you with information regarding the terms of the merger. Accordingly, the representations, warranties, covenants and other agreements in the merger agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC.
Structure of the Merger
Upon the terms and subject to the conditions of the merger agreement and in accordance with the applicable provisions of the DGCL, on the closing date and at the effective time, Sub will merge with and into Confluent, with Confluent continuing as the surviving corporation and as a wholly owned subsidiary of IBM. The merger will have the effects set forth in the merger agreement and the applicable provisions of the DGCL.
Closing and the Effective Time of the Merger
The closing of the merger will take place at 8:00 a.m., Eastern time, on a date to be specified by the parties, which will not be later than the fourth business day after satisfaction or waiver of the conditions set forth in the merger agreement (as described in the section of this proxy statement captioned “The Merger Agreement — Conditions to the Closing of the Merger”), (other than those conditions that by their terms are to be satisfied or waived at the closing of the merger, it being understood that the occurrence of the closing shall remain subject to the satisfaction or waiver of such conditions at the closing) or on a different date that IBM and Confluent agree to.
At the closing of the merger, the parties will file a certificate of merger with the Delaware Secretary of State in accordance with the relevant provisions of the DGCL. The merger will become effective upon the filing of the certificate of merger, or at a later time that Confluent and IBM agree to and specify in the certificate of merger.

Directors and Officers; Certificate of Incorporation; Bylaws
The directors of Sub immediately prior to the effective time will be the directors of the surviving corporation until they resign, are removed from office or their successors are duly elected and qualified. Unless otherwise determined by IBM prior to the effective time, the officers of Sub immediately prior to the effective time will be the officers of the surviving corporation until they resign, are removed from office or their successors are duly elected and qualified.
At the effective time, by virtue of the merger, the certificate of incorporation and bylaws of the surviving company will be amended and restated in their entirety as set forth in Exhibits A and B to the merger agreement, respectively.
Merger Consideration
Common Stock
At the effective time and without any action on the part of the holder, each share of our common stock issued and outstanding immediately prior to the effective time (other than shares held by Confluent, IBM or any direct or indirect wholly owned subsidiary of Confluent or IBM and dissenting shares, as described in the section of this proxy statement captioned “The Merger — Appraisal Rights”) will be converted into the right to receive $31.00 in cash, without interest and subject to applicable withholding taxes, and will automatically be canceled and will cease to exist.
If, during the period between the date of the merger agreement and the effective time, any change in the outstanding shares of our common stock occurs as a result of any reclassification, recapitalization, stock dividend or specified similar events or any record date for any such purpose is established, the merger consideration and any other amounts payable pursuant the merger agreement will be appropriately adjusted.
Treatment of Confluent Options
As of December 15, 2025, there were outstanding Confluent options covering an aggregate of 15,532,517 shares of our common stock, of which Confluent options covering an aggregate of 1,725,314 shares of our common stock were held by individuals serving as non-employee directors of Confluent as of the date of this proxy statement, and of which Confluent options covering an aggregate of 5,384,118 shares of our common stock were held by individuals serving as executive officers of Confluent as of the date of this proxy statement.
At the effective time, each Confluent option will be canceled in exchange for the right to receive the option payment, subject to applicable withholding taxes.
For more information regarding the Confluent options held by Confluent’s executive officers, see the section of this proxy statement captioned “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger.”
Treatment of Confluent RSUs
As of December 15, 2025, there were outstanding Confluent RSUs that cover an aggregate of 19,222,126 shares of our Class A common stock, of which Confluent RSUs covering an aggregate of 49,812 shares of our Class A common stock were held by individuals serving as non-employee directors of Confluent as of the date of this proxy statement, and of which Confluent RSUs covering an aggregate of 1,046,391 shares of our Class A common stock were held by individuals serving as executive officers of Confluent as of the date of this proxy statement.
At the effective time, each Confluent RSU that is (1) held by any person who, as of immediately prior to the effective time, is a non-employee director, consultant or independent contractor of Confluent or any of its subsidiaries (whether or not such Confluent RSU is vested or unvested) or (2) is vested, but not settled and is outstanding immediately prior to the effective time will, in each case, be canceled in exchange for the right to receive an amount in cash, subject to applicable withholding taxes, equal to the product of (a) the per share price multiplied by (b) the total number of shares of our Class A common stock covered by such Confluent RSU. As noted above, we refer to the Confluent RSUs contemplated by this paragraph as the “cashed-out Confluent RSUs.”
At the effective time, each outstanding Confluent RSU that is not a cashed-out Confluent RSU (each of which we refer to as a “rollover Confluent RSU”) will be converted into an IBM restricted stock unit (each of which we refer to as an “IBM RSU”) with respect to a number of shares of IBM common stock determined by multiplying (1) the number of shares of our Class A common stock subject to such rollover Confluent RSU immediately prior to the effective time by (2) the exchange ratio described below, and rounded down to the nearest whole share. Such IBM RSU will be subject to substantially the same terms and conditions (including the same vesting and acceleration terms, as applicable) as were applicable to the rollover Confluent RSU.
The “exchange ratio” is a fraction, the numerator of which is the per share price and the denominator of which is the average closing price per share of IBM common stock on the New York Stock Exchange Composite Transactions Tape on the 20 trading days immediately preceding the date on which the effective time occurs.
For more information regarding the Confluent RSUs held by Confluent’s directors and executive officers, see the section of this proxy statement captioned “The Merger — Interests of Confluent’s Directors and Executive Officers in the Merger.”
Treatment of the ESPP
Under the merger agreement, we are required to take action to provide for the following with respect to the ESPP:
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participation in the ESPP will be limited to those employees who are participants on the date of the merger agreement;

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except to the extent necessary to maintain the status of the ESPP as an “employee stock purchase plan” within the meaning of Section 423 of the Code and the U.S. Treasury Regulations thereunder, participants may not increase their payroll deduction elections or rate of contributions from those in effect on the date of the merger agreement or make any separate non-payroll contributions to the ESPP on or following the date of the merger agreement;

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no offering period will be commenced after the date of the merger agreement;

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if the closing of the merger occurs before the end of any offering period under the ESPP that remained ongoing as of December 7, 2025, then the amounts credited to the accounts of participants in such offering period will be used to purchase shares of our Class A common stock (rounded down to the nearest whole share) within 10 business days (or such other period specified by the Confluent Board or its designee) prior to the closing of the merger under the outstanding purchase rights for such offering period, and such purchase rights will terminate immediately after such purchase;

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the ESPP will terminate as of the effective time; and

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following such termination of the ESPP, any remaining amounts credited to the accounts of participants in the ESPP shall be distributed to such participants following the effective time.

Exchange Procedures
Prior to the effective time, IBM will designate a bank or trust company reasonably acceptable to Confluent as the paying agent for the payment of the merger consideration to holders of our common stock upon surrender of their certificates. IBM will deposit with the paying agent sufficient funds at or prior to closing to pay the aggregate merger consideration.
As soon as reasonably practicable, and within three business days after the closing date, IBM or the surviving corporation will cause the paying agent to mail to each holder of record of a certificate whose shares of our common stock were converted into the right to receive the merger consideration:
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a letter of transmittal; and

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instructions for use in effecting the surrender of the holder’s certificate(s) in exchange for the merger consideration.

Holders of shares of our common stock evidenced in book-entry form will not be required to deliver a certificate or an executed letter of transmittal to receive the merger consideration, and will be deemed to have surrendered their shares upon receipt of an “agent’s message” or other customary evidence at the effective time.
Upon surrender (or deemed surrender) of shares in accordance with the applicable instructions, the holder thereof will be entitled to receive an amount of cash equal to the merger consideration without interest and subject to applicable withholding taxes.
If a transfer of ownership of our common stock was not registered in the stock transfer books of Confluent, payment of the merger consideration may be made to a person other than the person in whose name a surrendered certificate is registered, if:
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such certificate is properly endorsed or otherwise in proper form for transfer; and

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the person requesting such payment has paid any transfer or other required taxes or has established to the surviving corporation’s satisfaction that such tax has been paid or is not applicable.

No interest will be paid or will accrue on the cash payable upon surrender of any shares.
No Transfers Following Effective Time
The stock transfer books of Confluent will be closed at the close of business on day on which the effective time occurs, and there will be no further registration of transfers on the stock transfer books of the surviving corporation.
Termination of Payment Fund
At any time following the six-month anniversary of the closing date, the surviving corporation may require the paying agent to deliver to it any funds (including any interest received) which have not been disbursed to holders of certificates. Such holders will be entitled to look only to IBM and the surviving corporation (subject to applicable laws) as general creditors for payment of any merger consideration due upon surrender of any certificates held by such holders, without any interest. After the two-year anniversary of the effective time, (or immediately prior to such earlier date on which any merger consideration would otherwise escheat to or become the property of any governmental entity), any remaining merger consideration will, to the extent permitted by law, become the property of the surviving corporation, free and clear of all claims or interest of any person previously entitled thereto.
Lost, Stolen or Destroyed Certificates
If a person claims that they are owed the merger consideration for a certificate that has been lost, stolen, defaced or destroyed, then the paying agent or the surviving corporation will pay the merger consideration for such certificate if the claimant:
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makes an affidavit indicating the certificate has been lost, stolen, defaced or destroyed; and

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if required by the surviving corporation, posts a bond in such reasonable and customary amount as the surviving corporation may direct as indemnity against any claim that may be made against it with respect to such certificate.

Withholding Rights
IBM, Sub, Confluent, the surviving corporation and the paying agent will be entitled to deduct and withhold from the merger consideration and any other amounts payable pursuant to the merger agreement (including amounts payable to any holder of shares of our common stock, Confluent options or Confluent RSUs) such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code or any provision of state, local or foreign tax law.

Appraisal Rights
Any shares of our common stock that are issued and outstanding immediately prior to the effective time (subject to limited exceptions set forth in the merger agreement) and that are held by a holder of record of shares of our common stock or in a voting trust or by a nominee on behalf of a beneficial owner who beneficially owns such shares of our common stock, in each case, who has neither voted in favor of adoption of the merger agreement nor consented thereto in writing and who has properly and validly exercised its statutory rights of appraisal in respect of such shares of common stock in accordance with Section 262 (we refer to such shares collectively as the “dissenting shares” until such time as such person fails to perfect, withdraws or otherwise loses such person’s appraisal rights under applicable law with respect to such shares) will not be converted into the right to receive the merger consideration. Instead, the holders (or beneficial owners) of such dissenting shares will be entitled to receive payment of the appraised value of such dissenting shares to the extent afforded by Section 262 until such time as (1) such person fails to perfect, withdraws or otherwise loses such person’s appraisal rights under the DGCL with respect to such shares; or (2) a court of competent jurisdiction determines that such person is not entitled to the relief provided by Section 262, in which case, such shares of our common stock will be treated as if they had been converted as of the effective time into the right to receive the merger consideration, without interest, in accordance with the terms and conditions of the merger agreement.
For a summary of rights under Section 262, see the section of this proxy statement captioned “The Merger — Appraisal Rights.”
Confluent has agreed to provide IBM prompt written notice of:
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any demands (or written threats) received by Confluent for appraisal of shares of our common stock;

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any written withdrawal or purported withdrawal of any such demand; and

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any other demand, notice or instrument delivered to Confluent prior to the effective time pursuant to the DGCL that relates to such demand.

IBM will have the opportunity and right to participate in and direct all negotiations and any litigation or other proceeding to the extent related to such demands for appraisal. Except with the prior written consent of IBM (which consent will not be unreasonably withheld, conditioned or delayed), Confluent has agreed not to make any payment with respect to, or offer to settle or settle, or approve the withdrawal of, any such demands or agree to do any of the foregoing.
Representations and Warranties
The merger agreement contains representations and warranties made by Confluent, IBM and Sub.
The representations and warranties of Confluent in the merger agreement relate to, among other things:
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due organization, valid existence, good standing and qualification to do business;

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subsidiaries;

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Confluent’s capitalization;

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corporate power and authorization to enter into the merger agreement and to complete the merger and other transactions contemplated by the merger agreement;

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non-contravention of organizational documents, laws or certain material agreements as a result of the contemplated transactions;

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required filings with, and consents from, governmental entities in connection with the transactions contemplated by the merger agreement;

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compliance with SEC filing requirements;

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the accuracy of the information supplied in this proxy statement;

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the conduct of the business of Confluent and its subsidiaries in the ordinary course of business consistent with past practice and the absence of any material adverse effect, in each case, since the most recent audited financial statements as of the date of the merger agreement;

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litigation;

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material contracts;

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permits and compliance with laws;

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environmental matters;

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labor relations;

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employee benefits matters;

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tax matters;

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real properties owned or leased by Confluent and its subsidiaries;

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intellectual property matters;

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information technology, privacy and data security matters;

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insurance matters;

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regulatory matters, including compliance with:

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anti-corruption laws,

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anti-money laundering laws and

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economic sanctions/trade laws;

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government contracts;

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inapplicability of anti-takeover statutes;

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the stockholder approval required to adopt the merger agreement;

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the absence of any undisclosed broker’s fee; and

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the receipt by the Confluent Board of the opinion of Morgan Stanley.

The representations and warranties of IBM and Sub in the merger agreement relate to, among other things:
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due organization, valid existence, good standing and qualification to do business;

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corporate power and authorization to enter into the merger agreement and to complete the merger and other transactions contemplated by the merger agreement;

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non-contravention of organizational documents, laws or certain material agreements as a result of the contemplated transactions;

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required filings with, and consents from, governmental entities in connection with the transactions contemplated by the merger agreement;

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the accuracy of the information supplied by IBM and Sub for inclusion in this proxy statement;

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formation and interim operations of Sub;

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sufficiency of funds; and

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inapplicability of anti-takeover statutes.

Certain of the representations and warranties made by the parties are qualified as to “knowledge,” “materiality” or “material adverse effect,” as applicable. For purposes of the merger agreement and this proxy statement, a “material adverse effect” means any state of facts, change, development, event, effect, condition, occurrence, action or omission that, individually or in the aggregate, would reasonably be expected to result in a material adverse effect on the business, assets, properties, financial condition or results of operations of Confluent and its subsidiaries, taken as a whole. Subject to certain exceptions, none of the following will be taken into account in determining whether there has been or will be a material adverse effect:
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any change in general economic, market or political conditions affecting the United States economy, or any other national or regional economy or the global economy;

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any change in the conditions in the industry sectors or specific jurisdictions or geographical areas in which Confluent and its subsidiaries conduct business;

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any change in GAAP or applicable law or the enforcement or interpretation of GAAP or applicable law;

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any act of terrorism, hostilities, sabotage, war, national disaster, national or international calamity, civil unrest, cyber-attack, cybercrime or military action affecting the United States or any other country or region of the world;

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changes in the financial, credit, banking or securities markets in the United States or any other country or region in the world and including changes or developments in or relating to currency exchange or interest rates or rates of inflation;

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any failure to meet internal, published or third party financial projections, forecasts or revenue or earnings predictions or estimates for any period;

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any change in the price or trading volume of shares of our common stock in and of itself;

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any change in regulatory, legislative or political conditions in the United States or any other country or region in the world;

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the negotiation, execution or delivery of the merger agreement or the public announcement, pendency or consummation of the merger or the other transactions contemplated by the merger agreement, including any loss or adverse change with Confluent’s employees and contract counterparties;

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the occurrence of natural or man-made disasters, calamities, pandemics, epidemics or public health events, force majeure events or weather conditions;

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any action or omission of Confluent or any of its subsidiaries taken with the prior written consent of IBM (or any action not taken if IBM fails to consent to an action otherwise requiring IBM’s consent); or

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any litigation against Confluent and/or its directors relating to the merger or the other transactions contemplated by the merger agreement.

None of the representations and warranties (or covenants or agreements) contained in the merger agreement will survive the consummation of the merger.
Conduct of Business Pending the Merger
From the date of the merger agreement until the effective time (other than as contemplated by the merger agreement or company letter, required by applicable law or approved by IBM), Confluent agreed to use reasonable best efforts to:
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carry on its business in all material respects in the ordinary course consistent with past practice;

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keep available the services of its officers, employees and software developers who are independent contractors;

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substantially preserve its assets and technology; and

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substantially preserve its relationships with customers, suppliers, licensors, licensees, distributors and other third parties having material business dealings with Confluent.

In addition, from the date of the merger agreement until the effective time (other than as contemplated by the merger agreement or company letter, as required by applicable law or as approved by IBM), Confluent agreed not to take, or permit any of its subsidiaries to take, specific actions, including (in each case, subject to specific exceptions set forth in the merger agreement):
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declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its capital stock or other equity or voting interests, except for dividends or distributions paid by any of its wholly owned subsidiaries to Confluent or other wholly owned subsidiaries of Confluent;

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split, combine or reclassify any of its capital stock or other equity or voting interests, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity or voting interests;

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purchase, redeem or otherwise acquire any shares of capital stock, other equity or voting interests or any other securities of Confluent or any of its subsidiaries or any options, restricted shares, calls or rights to acquire any such shares or other securities (subject to limited exceptions), other than the exercise of the Confluent’s capped call transactions in accordance with the terms thereof;

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issue, deliver, sell, pledge or otherwise encumber any shares of its common stock, other equity or voting interests or equity equivalents or securities convertible into or exchangeable or exercisable for any options, warrants, calls or rights to acquire any such stock, interests or equity equivalents, subject to certain exceptions for shares issued upon exercise of convertible securities;

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amend or propose to amend its or any of its subsidiaries’ certificate of incorporation or bylaws (or similar organizational documents);

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acquire any businesses or division or business line thereof, or any assets outside of the ordinary course of business consistent with past practice, in either case valued greater than certain specified thresholds (subject to limited exceptions);

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sell, lease, license, sell and lease back, mortgage or otherwise dispose of any of its material properties or assets outside of the ordinary course of business;

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subject any of its assets, properties or rights, or any part thereof, to any lien or suffer such to exist (other than permitted liens) if the obligations supported by such lien are other than in the ordinary course of business;

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repurchase, prepay or incur any indebtedness in excess of certain specified thresholds;

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make any loans, advances or capital contributions to, or investments in any person in excess of certain specified thresholds (subject to limited exceptions);

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amend, modify or change the terms of its indebtedness in excess of certain specified thresholds;

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incur or commit to incur any capital expenditures, or any obligations or liabilities in connection therewith, in excess of certain specified thresholds, other than (i) consistent with the capital expenditure budget set forth in the company letter or (ii) as may be necessary in connection with any emergency repair, maintenance or replacement;

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pay, discharge, settle or satisfy any legal proceedings or waive, relinquish, release, grant, transfer or assign any material right in connection with any legal proceedings other than in the ordinary course of business (subject to limited exceptions);

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enter into any lease or sublease of real property other than in the ordinary course of business, modify or amend in any material respect, or exercise any right to renew, any lease or sublease of real property other than in the ordinary course of business or acquire any material interest in real property;

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enter into, modify or amend in any material respect, or accelerate, terminate or cancel, any material contract or other specified contract or waive any material right to enforce, relinquish, release, transfer or assign any material rights or claims under any such contract other than in the ordinary course of business consistent with past practice; provided that the foregoing ordinary course exception will not apply to any such contract that contains certain specified provisions restricting Confluent’s business;

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except as required to comply with any benefit plan or benefit agreement in effect on the date of the merger agreement or applicable law:

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adopt, establish, enter into, terminate, amend or modify any material benefit plan or material benefit agreement;

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pay or provide to any company personnel any compensation or benefit not provided for under a benefit plan or benefit agreement as in effect on the date of the merger agreement, other than (i) the payment of base compensation for company personnel; or (ii) increases of base compensation for company personnel below the vice president level, in each case, in the ordinary course of business consistent with past practice;

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grant or amend any award under any benefits plan or remove or modify existing restrictions in any benefit plan or benefit agreement or awards made thereunder or any restrictive covenant arrangement with any company personnel;

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grant or pay any severance, separation, change in control, termination, retention or similar compensation or benefits to, or increase in any manner such compensation or benefits of, any company personnel;

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take any action to fund or in any other way secure the payment of compensation or benefits under any benefit plan or benefit agreement;

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take any action to accelerate the time of payment or vesting of any rights, compensation, benefits or funding obligations under any benefit plan or benefit agreement or otherwise;

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hire any company personnel at the vice president level or above or terminate the employment of any such company personnel at the vice president level or above, other than due to such employee’s death, disability or cause; or

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make any material determination under any benefit plan or benefit agreement that is inconsistent with the ordinary course of business or past practice;

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enter into any contract that is material to Confluent and its subsidiaries, taken as a whole, containing any restriction on the ability of Confluent or any of its subsidiaries to assign all or any material portion of its material rights, interests or obligations thereunder, unless such restrictions expressly exclude any assignment to affiliates (including to IBM and any of its subsidiaries following the consummation of the merger);

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except as required by applicable law, adopt or enter into any collective bargaining agreement, labor union contract, trade union agreement or other works council agreement applicable to the employees of Confluent or any of its subsidiaries;

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write down in any material respect any of its material assets, except for impairment, depreciation or amortization in accordance with GAAP consistently applied, or make any change in any financial or material tax accounting principle, method or practice, in each case other than as required by GAAP or applicable law;

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fail to maintain, allow to lapse or abandon any material registered or applied-for trademarks or patents owned by Confluent or any of its subsidiaries;

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amend or modify in any material respect any of Confluent’s standard end user license agreements or other standard terms and conditions under which any products and services of Confluent or any of its subsidiaries are made available or Confluent’s trademark guidelines, other than in the ordinary course of business;

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make, change or revoke material tax elections, file any material amended tax return, or settle any material tax claims, among other tax matters; or

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authorize any of, or commit, resolve or agree to take any of, the foregoing actions.

Additional Agreements
No Solicitation of Takeover Proposals
Confluent agreed that, as of the date of the merger agreement, Confluent will immediately cease and terminate, and will not authorize or knowingly permit any of its subsidiaries or representatives to continue, any and all existing discussions, negotiations or similar activities with any third party conducted with respect to any takeover proposal.
Confluent will not modify, amend, terminate, waive or release any provisions of any confidentiality agreement or standstill agreement (or any similar agreement) relating to a potential takeover proposal and will enforce the provisions of any such agreement; except solely to the extent necessary to permit the party referred therein to submit a takeover proposal to the Confluent Board on a confidential basis not in violation of the merger agreement.
Except as expressly permitted by the merger agreement, Confluent will not, and will not authorize or knowingly permit any of its subsidiaries, or any of its or its subsidiaries’ directors, officers, employees or any investment banker, attorney, accountant or other advisor or representative acting on behalf of Confluent or its subsidiaries to, and will not publicly announce any intention to, directly or indirectly:
•
solicit, initiate or knowingly encourage, or knowingly take any other action to facilitate, any takeover proposal;

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enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any third party (or any representative thereof) any information regarding Confluent or its subsidiaries, or otherwise cooperate in any way with any third party (or any representative thereof), with respect to any takeover proposal; or

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execute or enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other similar agreement with a third party relating to any takeover proposal.

Notwithstanding the preceding paragraph, at any time prior to obtaining the requisite stockholder approval at the special meeting, in response to a bona fide written takeover proposal (which did not result from a breach of the non-solicitation provisions of the merger agreement) received after the date of the merger agreement that the Confluent Board determines in good faith constitutes, or would reasonably be expected to lead to, a superior proposal, Confluent may, and may permit and authorize its subsidiaries and representatives to, in each case, subject to compliance with the other requirements in the merger agreement:
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furnish information with respect to Confluent and its subsidiaries to the person making such takeover proposal (and its representatives) pursuant to a confidentiality agreement in effect as of the date of the merger agreement or entered into after the date of the merger agreement and, in each case, that contains terms that are at least as restrictive in any material respect on such person as those contained in the confidentiality agreement between IBM and Confluent, and which does not contain any exclusivity provision or other term that would restrict, in any manner, Confluent’s ability to consummate the transactions contemplated by the merger agreement or to comply with its disclosure obligations to IBM pursuant to the merger agreement (it being understood that such confidentiality agreement need not contain a “standstill” provision (or similar obligation)), but only if all such information has previously been provided, or is concurrently provided, to IBM or its representatives; and

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participate in discussions or negotiations with the person making such takeover proposal (and its representatives), and no other third party, regarding such takeover proposal.

Confluent and its representatives may, in response to a bona fide written takeover proposal (which did not result from a breach of the merger agreement), contact the person who made such takeover proposal solely to clarify the terms of such takeover proposal or determine whether such person intends to provide any documents (or additional documents) containing the terms and conditions of such takeover proposal.
From and after the date of the merger agreement, Confluent will, as promptly as practicable and in any event within 24 hours after the receipt thereof, advise IBM in writing of:
•
any takeover proposal or any request for information or inquiry by a person stating an intention to make a takeover proposal; and

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the terms and conditions of such takeover proposal, request or inquiry (including any subsequent amendment or other modification to such terms and conditions) and the identity of the person making any such takeover proposal, request or inquiry.

Commencing upon the provision of any notice referred to in the preceding paragraph, Confluent (or its outside counsel) will:
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keep IBM (or its outside counsel) informed on a reasonably current basis regarding the status and terms of discussions and negotiations relating to any such takeover proposal, request or inquiry; and

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as promptly as practicable (and in any event within 24 hours following the receipt or delivery thereof), provide IBM (or its outside legal counsel) with unredacted copies of all writings or media (whether or not electronic) containing any terms or conditions of any proposals or proposed transaction agreements (including all schedules and exhibits thereto) received by Confluent relating to any takeover proposal.

For purposes of the merger agreement and this proxy statement, “takeover proposal” means any proposal or offer from any person or group (other than IBM or Sub or any of their affiliates) relating to, or that would reasonably be expected to lead to, in one transaction or a series of related transactions,
•
any merger, consolidation, business combination, recapitalization, liquidation or dissolution, in each case, involving Confluent, pursuant to which any person or group (other than IBM or Sub or any of their affiliates) would hold 20 percent or more of the outstanding shares of our common stock (whether by voting power or number of shares) or equity securities representing 20 percent or more of the voting power of the successor of Confluent as a result of such transaction; or

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any direct or indirect acquisition, including by way of any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, joint venture or transaction with a similar acquisitive intent, of:

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assets or businesses that constitute or represent 20 percent or more of the total revenue, net income, EBITDA or assets of Confluent and its subsidiaries, taken as a whole, or

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20 percent or more of the outstanding shares of our common stock (whether by voting power or number of shares) options, rights or warrants to purchase, or securities convertible into or exchangeable for, 20 percent or more of the outstanding shares of our common stock (whether by voting power or number of shares).

For purposes of the merger agreement and this proxy statement, “superior proposal” means any bona fide written proposal or offer that did not result from a breach of the non-solicitation provisions of the merger agreement, made by any person (other than IBM or Sub or any of their affiliates) that, if consummated, would result in such person acquiring, directly or indirectly, including by way of any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, joint venture or other transaction with a similar acquisitive intent, more than 50 percent of the voting power and more than 50 percent of the outstanding shares of our common stock or all or substantially all the assets of Confluent and its subsidiaries, taken as a whole, and which, in the reasonable good faith judgment of the Confluent Board (after consultation with Confluent’s financial advisor and outside legal counsel):
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would result in a transaction more favorable to Confluent stockholders than the transactions contemplated by the merger agreement, taking into account all of the terms and conditions of such proposal or offer and the merger agreement (including any changes to the terms of the merger agreement proposed by IBM in response to such proposal or offer or otherwise, in a written offer that would become binding if accepted by Confluent); and

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would reasonably be expected to be consummated in accordance with its terms, taking into account all financial, legal, regulatory, timing and other aspects of such proposal.

Change of Recommendation
The merger agreement provides that neither the Confluent Board nor any committee thereof will (or will agree or resolve to):

•
withhold, withdraw, qualify or modify in a manner adverse to IBM or Sub, the recommendation that the Confluent stockholders adopt the merger agreement (which we refer to as the “company board recommendation”), or propose publicly to do so;

•
recommend or declare advisable the approval or adoption of any takeover proposal, or resolve or agree to do so, or adopt or approve any takeover proposal;

•
if a takeover proposal has been publicly announced or a tender offer or exchange offer for any outstanding shares of our common stock is commenced, fail to publicly reaffirm the company board recommendation and recommend against acceptance of such takeover proposal, tender offer or exchange offer by the Confluent stockholders within 10 business days after commencement;

•
if a superior proposal notice or intervening event notice has been provided by Confluent, fail to withdraw such superior proposal notice or intervening event notice, as applicable, and publicly reaffirm the company board recommendation within three business days following the earlier of:

•
the expiration of the superior proposal notice period or intervening event notice period, as applicable, and including any extension or continuation thereof, or

•
written notice from IBM that it is waiving the superior proposal notice period or intervening event notice period, as applicable, and including any extension or continuation thereof; or

•
cause or permit Confluent to enter into any acquisition agreement constituting or related to, or which is intended to or would reasonably be expected to lead to, any takeover proposal (other than a confidentiality agreement entered into in compliance with the non-solicitation provisions of the merger agreement).

We refer to each of the actions in the first four bullets above as an “adverse recommendation change.”
However, notwithstanding anything to the contrary in the merger agreement, at any time prior to obtaining the requisite stockholder approval to adopt the merger agreement at the special meeting, the Confluent Board or a committee thereof may, in response to a superior proposal received after the date of the merger agreement and not resulting, directly or indirectly, from a breach of non-solicitation provisions of the merger agreement, effect an adverse recommendation change or terminate the merger agreement to enter into an alternative acquisition agreement with respect to such superior proposal in accordance with the termination provisions of the merger agreement, or resolve or agree to take any such action, only if:
•
the Confluent Board has provided prior written notice to IBM (which we refer to as a “superior proposal notice”) at least four business days in advance (which we refer to as, as modified, extended or continued in accordance with the merger agreement, the “superior proposal notice period”) to the effect that the Confluent Board is prepared to effect an adverse recommendation change in response to a superior proposal, or to terminate the merger agreement in accordance with the termination provisions of the merger agreement, as applicable;

•
during the applicable superior proposal notice period (or any extension or continuation thereof), prior to effecting an adverse recommendation change or terminating the merger agreement in accordance with the termination provisions of the merger agreement, Confluent and its representatives will negotiate in good faith with IBM and its representatives regarding any revisions to the terms of the merger and the other transactions contemplated by the merger agreement proposed by IBM;

•
IBM does not make, within the superior proposal notice period (or any extension or continuation thereof), a proposal (in a written offer that would become binding if accepted by Confluent) that would, in the reasonable good faith judgment of the Confluent Board (after consultation with outside legal counsel and Confluent’s financial advisor), cause the offer previously constituting a superior proposal to no longer constitute a superior proposal (it being understood and agreed that any material amendment or material modification of such superior proposal will require a new notice of a superior proposal with a new superior proposal notice period of three business days); and

•
the Confluent Board has determined in good faith, after consultation with its outside legal counsel and Confluent’s financial advisor, that, in light of such superior proposal and taking into account any revised terms proposed by IBM, such superior proposal continues to constitute a superior proposal and that the failure to make such adverse recommendation change or to so terminate the merger agreement in accordance with specified termination provisions of the merger agreement, as applicable, would be inconsistent with the directors’ fiduciary duties under applicable law.
At any time prior to obtaining the requisite stockholder approval to adopt the merger agreement at the special meeting, and other than in connection with a takeover proposal, the Confluent Board or a committee thereof may, in response to an intervening event (as defined below), effect an adverse recommendation change or resolve or agree to take such action, only if:
•
the Confluent Board has provided prior written notice to IBM (which we refer to as an “intervening event notice”) at least four business days in advance (which we refer to as, as modified, extended or continued in accordance with the merger agreement, the “intervening event notice period”) to the effect that the Confluent Board is prepared to effect an adverse recommendation change, which notice will describe the intervening event in reasonable detail;

•
during the applicable intervening event notice period (or any extension or continuation thereof), prior to effecting an adverse recommendation change in response to an intervening event, Confluent and its representatives negotiate in good faith with IBM and its representatives regarding any revisions to the terms of the merger and the other transactions contemplated by the merger agreement proposed by IBM;

•
IBM does not make, within the applicable intervening event notice period (or any extension or continuation thereof) after the receipt of such notice, a proposal (in a written offer that would become binding if accepted by Confluent) that would, in the reasonable good faith judgment of the Confluent Board (after consultation with outside legal counsel and Confluent’s financial advisor), cause such intervening event to no longer constitute an intervening event (it being understood and agreed that any material change in any event, occurrence or facts relating to such intervening event (other than any revisions proposed or proposals made by IBM as referred to above) will require a new notice of an intervening event with a new intervening event notice period of three business days); and

•
the Confluent Board has determined in good faith, after consultation with its outside legal counsel and Confluent’s financial advisor, that, in light of such intervening event and taking into account any revised terms proposed by IBM, such intervening event continues to constitute an intervening event and that the failure to make such adverse recommendation change would be inconsistent with the directors’ fiduciary duties under applicable law.

For purposes of the merger agreement and this proxy statement, “intervening event” means any event, development or change in circumstances with respect to Confluent or its subsidiaries that was not known to the Confluent Board, or the consequences of which were not reasonably foreseeable, as of the date of the merger agreement, which event, change or development becomes known to the Confluent Board prior to obtaining the requisite stockholder approval to adopt the merger agreement at the special meeting and which causes the Confluent Board to determine in good faith, after consultation with its outside legal counsel and Confluent’s financial advisor, that failure to make an adverse recommendation change would be reasonably likely to result in a breach of its fiduciary duties under applicable law. However, in no event will the following events, changes or developments constitute an intervening event:
•
the receipt, existence or terms of a takeover proposal or any matter relating thereto or consequence thereof; or

•
any change in the price or trading volume of the shares of our common stock or any other securities of Confluent or any change in credit rating or the fact that Confluent meets or exceeds internal or published estimates, projections, forecasts or predictions for any period (provided that, in each case, the underlying causes thereof may constitute or be taken into account in determining whether there has been an intervening event).

Efforts to Obtain Required Stockholder Approvals
Confluent has agreed that, except to the extent an adverse recommendation change has been effected in compliance with the terms of the merger agreement, it will use its reasonable best efforts to solicit votes of Confluent stockholders in favor of the adoption of the merger agreement.

The merger agreement provides that Confluent may postpone or adjourn the special meeting only if:
•
Confluent is unable, or does not reasonably expect, to obtain a quorum of its stockholders at the special meeting, to the extent (and only to the extent) necessary in order to obtain a quorum of its stockholders and Confluent must use its reasonable best efforts to obtain such a quorum as promptly as practicable;

•
there are not sufficient affirmative votes in person (by remote communication) or by proxy at the special meeting to adopt the merger agreement in order to allow reasonable time for the solicitation of proxies for purposes of obtaining the requisite stockholder approval to adopt the merger agreement;

•
the Confluent Board has determined in good faith (after consultation with outside legal counsel) that a delay is required by applicable law:

•
to comply with comments made by the SEC or its staff with respect to this proxy statement; or

•
to allow reasonable additional time for the filing of any supplemental or amended disclosure that the Confluent Board has determined (after consultation with outside legal counsel) is reasonably likely to be required under applicable law; or

•
Confluent is required to do so by a court of competent jurisdiction in connection with any litigation against Confluent and/or its directors relating to the merger or the other transactions contemplated by the merger agreement.

If the special meeting is postponed or adjourned due to a failure to obtain a quorum or a lack of sufficient votes, Confluent has agreed to not postpone or adjourn the special meeting by more than 30 days after the special meeting was scheduled without the prior written consent of IBM. Unless the special meeting is postponed or adjourned due to a court order, Confluent has agreed to not postpone or adjourn the special meeting by more than 10 days at a time without the prior written consent of IBM.
Confluent has also agreed to postpone or adjourn the special meeting at the request of IBM if there are not sufficient affirmative votes in person (by remote communication) or by proxy to adopt the merger agreement to allow reasonable time for the solicitation of proxies for purposes of obtaining the requisite stockholder approval to adopt the merger agreement. However, Confluent is not required to postpone or adjourn the special meeting at IBM’s request by more than 10 days at a time or by more than 60 days in the aggregate after the date on which the special meeting was originally scheduled.
Efforts to Complete the Merger
Confluent and IBM have agreed to use their respective reasonable best efforts to consummate the merger and the other transactions contemplated by the merger agreement as soon as practicable and in any event no later than the termination date (as defined in the section of this proxy statement captioned “The Merger Agreement — Termination of the Merger Agreement and Expenses — Termination”), including using their reasonable best efforts to accomplish the following:
•
satisfaction of the conditions described in the section of this proxy statement captioned “The Merger Agreement — Conditions to the Closing of the Merger;”

•
obtaining all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from, and the giving of any necessary notices to, governmental entities and other persons and the making of all necessary registrations, declarations and filings (including filings under the HSR Act, other applicable antitrust laws and foreign investment laws and other registrations, declarations and filings with, or notices to, governmental entities, if any);

•
taking all reasonable steps to provide any supplemental information requested by a governmental entity, including participating in meetings with officials of such entity in the course of its review of the merger agreement, the merger or the other transactions contemplated by the merger agreement;

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taking all reasonable steps to avoid any suit, claim, action, investigation or proceeding by any governmental entity or third party; and

•
taking all reasonable steps to obtain all necessary consents, approvals or waivers from any third party.

Notwithstanding anything to the contrary in the merger agreement, IBM and Confluent are not required to agree to the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments), or the provision of additional security (including a guaranty), in connection with the merger.
Regulatory Approvals
In furtherance and not in limitation of foregoing agreements, each of IBM and Confluent agreed to:
•
prepare and file any notification and report forms and related material required under the HSR Act and other applicable antitrust laws and foreign investment laws with respect to the transactions contemplated by the merger agreement as set forth in the company letter, and any additional filings, notifications or briefing papers and related material that are necessary, proper or advisable to permit consummation of the transactions contemplated by the merger agreement, as promptly as reasonably practicable and advisable;

•
provide or cause to be provided as promptly as reasonably practicable and advisable any information and documentary material that may be requested by the DOJ or FTC under the HSR Act or by other governmental entities under applicable antitrust laws or foreign investment laws (if any); and

•
use its reasonable best efforts to obtain prompt expiration or termination of any applicable waiting period or other approval of consummation of the transactions contemplated by the merger agreement by the DOJ or FTC or other applicable governmental entities.

If IBM or Confluent receives a second request under the HSR Act or any similar inquiry or request under any other applicable antitrust laws or foreign investment laws in connection with the transactions contemplated by the merger agreement, IBM and Confluent agreed to use reasonable best efforts to comply as promptly as practicable with such request. If IBM or Confluent receives a subpoena or civil investigative demand requesting materials and information similar to the information usually demanded in a second request under the HSR Act or any similar request under any other applicable antitrust laws or foreign investment laws, IBM and Confluent agreed to use reasonable best efforts to comply as promptly as practicable with such subpoena or civil investigative demand.
Without limiting the generality of the undertakings of IBM described above in this section or in the section captioned “The Merger Agreement — Additional Agreements — Efforts to Complete the Merger,” IBM and Confluent, along with their respective subsidiaries, agreed to use their reasonable best efforts to obtain clearance under any applicable antitrust laws and foreign investment laws so as to enable the parties to the merger agreement to consummate the merger and the other transactions contemplated by the merger agreement as promptly as practicable, and in any event prior to the termination date, including by:
•
proposing, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, the sale, divestiture, disposition, license or other disposition of any subsidiaries, operations, divisions, businesses, product lines, contracts, customers or assets of Confluent or any of its subsidiaries;

•
taking or committing to take such other actions that may limit or impact Confluent’s or any of its subsidiaries’ freedom of action with respect to, or its ability to retain, any of Confluent’s or any of its subsidiaries’ operations, divisions, businesses, product lines, contracts, customers or assets;

•
entering into any orders, settlements, undertakings, contracts, consent decrees, stipulations or other agreements to effectuate any of the foregoing or in order to vacate, lift, reverse, overturn, settle or otherwise resolve any order that prevents, prohibits, restricts or delays the consummation of the merger and the other transactions contemplated by the merger agreement, in any case, that may be issued by any court or other governmental entity; and

•
creating, terminating or divesting relationships, contractual rights or obligations of Confluent, or any of its subsidiaries, in each case, in connection with obtaining all, or eliminating any requirement to obtain any, waiting period expirations or terminations, consents, clearances, waivers, exemptions, licenses, orders, registrations, approvals, permits and authorizations for the transactions contemplated by the merger agreement under the HSR Act or any other applicable antitrust laws or foreign investment laws from any governmental entity so as to enable the closing of the merger to occur no later than the termination date.
Confluent is not permitted to take any of the actions listed in the four bullets above without the prior written consent of IBM.
In furtherance and not in limitation of the undertakings of IBM described above in this section or in the section captioned “The Merger Agreement — Additional Agreements — Efforts to Complete the Merger,” if any administrative or judicial action or proceeding by a governmental entity of competent jurisdiction is instituted challenging the merger and the other transactions contemplated by the merger agreement, each of IBM and Confluent will use its reasonable best efforts to:
•
oppose fully and vigorously, including by defending through litigation, any such action or proceeding;

•
pursue vigorously all available avenues of administrative and judicial appeal; and

•
seek to have vacated, lifted, reversed or overturned any judgment that is in effect that prohibits, prevents or restricts consummation of the transactions contemplated by the merger agreement.

Subject to applicable law and the requirements of applicable governmental entities, Confluent and IBM and their respective counsel have agreed, among other things, to cooperate with each other in connection with any filing or submission with a governmental entity in connection with the transactions contemplated by the merger agreement and in connection with any investigation or other inquiry by or before a governmental entity relating to the transactions contemplated by the merger agreement, including any proceeding initiated by a private person.
IBM and Confluent shall cooperate to jointly develop, consult and cooperate with one another with respect to the strategy for obtaining any necessary approvals under applicable antitrust laws and foreign investment laws, or responding to any request from, inquiry by, or investigation by (including directing the timing, nature and substance of all such responses) any governmental entity. Notwithstanding the foregoing, in the event of any dispute between the parties relating to the strategy or appropriate course of action in connection with obtaining any clearances under applicable antitrust laws and foreign investment laws with respect to the merger, IBM shall have the right to make the final determination with respect to such matter. Confluent and IBM have agreed not to extend any waiting period under applicable antitrust laws and foreign investment laws or enter into any agreement with a governmental entity not to consummate the merger, without the other party’s consent.
Burdensome Conditions
Notwithstanding the obligations described in the sections captioned “The Merger Agreement — Additional Agreements — Efforts to Complete the Merger” and “The Merger Agreement — Additional Agreements — Regulatory Approvals” or otherwise provided for in the merger agreement, IBM is not required to propose, execute, carry out or agree or submit to any condition, limitation or remedy:
•
that is not conditioned on the consummation of the merger;

•
that would reasonably be expected to have, individually or in the aggregate,

•
a material negative impact on the business of Confluent and its subsidiaries, taken as a whole, as currently conducted, or

•
a material negative impact on the benefits expected to be derived by IBM (together with its subsidiaries) from the merger and the other transactions contemplated by the merger agreement;

•
with respect to IBM and its subsidiaries or their respective businesses, product lines, assets, permits, operations, rights, or interest therein (other than with respect to Confluent and its subsidiaries); or

•
that would require IBM or its affiliates (including Confluent and its subsidiaries) to obtain prior approval of any future acquisition, disposition, business combination or similar transaction.

We refer to any of the foregoing bullet points as a “burdensome condition.”

Notwithstanding anything to the contrary contained in the merger agreement, none of IBM, Confluent or any of their respective subsidiaries will be required to (and Confluent and its subsidiaries will not, without the prior written consent of IBM) take any action, or commit to take any action that would result in or be reasonably expected to result in a burdensome condition.
Employee Matters
For a period of one year following the effective time (or, if earlier, the date of termination of employment of the relevant continuing employee), IBM will cause Confluent and its subsidiaries to honor all compensation and benefit plans, programs, policies, practices or agreements maintained or sponsored by Confluent or any of its subsidiaries, or to which Confluent or any of its subsidiaries is a party, as in effect on the date of the merger agreement. IBM or its affiliates may amend, modify, replace or terminate such arrangements in accordance with their terms.
For a period of one year following the effective time (or, if earlier, the date of termination of employment of the relevant continuing employee), IBM will (or will cause its applicable subsidiary or subsidiaries to) provide:
•
base salary or wages that are no less favorable than those provided to such continuing employees immediately prior to the effective time;

•
target cash incentive opportunities (including annual bonus opportunity, commission opportunity, and any other short-term variable comp opportunity, but excluding retention, change in control and equity-based compensation), if any, that are no less favorable than those provided to such continuing employees immediately prior to the effective time; and

•
retirement and welfare benefits (excluding any severance benefits, post-employment health benefits, post-employment welfare benefits and defined benefit pension and nonqualified deferred compensation plans), in each case substantially comparable in the aggregate to either:

•
those provided to such continuing employee immediately prior to the effective time, or

•
those provided to similarly situated employees of IBM and its subsidiaries.

IBM or its applicable affiliates will, unless prohibited by applicable law, give, or cause to be given, to continuing employees credit for purposes of eligibility to participate (other than any defined benefit pension, post-employment health benefits or post-employment welfare benefits plan), vesting and, with respect to severance and vacation benefits only, determining the level of benefits, but not for benefit accrual (unless such accruals are required by applicable law), under employee benefit plans maintained by IBM or its affiliates and in which such employees participate after the effective time, for such employees’ service prior to the effective time with Confluent or any of its subsidiaries, to the same extent recognized by Confluent and its subsidiaries prior to the effective time. Such crediting of service will not operate to duplicate any benefit or the funding of any such benefit.
With respect to any welfare plan maintained by IBM or any of its affiliates in which continuing employees are eligible to participate after the closing, IBM will, and will cause its applicable affiliates to:
•
waive all waiting periods, evidence of insurability requirements and actively-at-work or similar requirements, limitations as to preexisting conditions and exclusions with respect to participation and coverage requirements applicable to such employees to the extent such conditions and exclusions were satisfied or did not apply to such employees under the welfare plans of Confluent and its subsidiaries prior to the effective time (other than with respect to preexisting health conditions pursuant to underwriting requirements under fully insured plans);

•
provide continuing employees with credit for any co-payments and deductibles paid prior to the effective time in satisfying any analogous deductible or out-of-pocket requirements only to the same extent recognized by Confluent or its subsidiaries prior to the closing; and

•
credit the account of each continuing employee under any such welfare plan that is a flexible spending plan with any unused balance in the account of such continuing employee under the applicable benefit plan.

Any vacation or paid time off accrued but unused by a continuing employee as of immediately prior to the effective time will be credited to such continuing employee following the effective time and such accrued vacation or paid time off will not be subject to accrual limits or other forfeiture conditions that were not applicable as of immediately prior to the effective time.
Confluent will, and will cause its subsidiaries to, coordinate in advance with IBM between the date of the merger agreement and the closing date regarding any communication with any company personnel relating to compensation or benefits to be provided subsequent to the closing date, and any such communication will be shared with IBM in advance and Confluent will consider IBM’s comments in good faith; provided that in no event will Confluent or its subsidiaries be restricted from making any communication with any company personnel which are required under applicable law or pursuant to the terms of any benefit plan.
For the avoidance of doubt, the merger agreement does not confer any rights or remedies of any kind or description upon any person (including any continuing employees and any of their beneficiaries and dependents) other than IBM, its subsidiaries, Confluent and their respective successors and assigns.
Directors’ and Officers’ Indemnification, Exculpation and Insurance
IBM and Sub have agreed that all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the effective time now existing in favor of the current or former directors or officers of Confluent and its subsidiaries as provided in their respective certificate of incorporation or bylaws (or comparable organizational documents) and any indemnification or other agreements of Confluent or its subsidiaries, in each case, as in effect on the date of the merger agreement and that are (1) filed with the SEC, (2) substantially in the same form as the agreements filed with the SEC or (3) set forth in the company letter will, be assumed by the surviving corporation in the merger, without further action, at the effective time and will survive the merger and continue in full force and effect in accordance with their terms, and IBM will cause the surviving corporation to comply with and honor the foregoing obligations.
If the surviving corporation or any of its successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all its properties and assets to any person, or if IBM dissolves the surviving corporation, IBM will cause the successors and assigns of the surviving corporation to assume the obligations set forth in the indemnification, exculpation and insurance provisions of the merger agreement.
IBM is obligated to obtain, as of the effective time, a “tail” insurance policy with a claims period of six years from the effective time for directors’ and officers’ liability insurance covering each person currently covered by the Confluent’s directors’ and officers’ liability insurance policy for acts or omissions occurring prior to the effective time on terms that are no less favorable than those of Confluent’s policies in effect on the date of the merger agreement, which insurance will be in effect prior to the completion of the merger and prepaid for such six-year period. However, in no event will IBM or the surviving corporation be required to pay premiums for insurance under this paragraph which in the aggregate exceed 300 percent of the aggregate premiums paid by Confluent in its most recent fiscal year.
If IBM fails to obtain a “tail” insurance policy at least 10 business days prior to the anticipated closing date of the merger, then Confluent may obtain a “tail” insurance policy on the same terms set forth in the immediately preceding paragraph, but provided that the aggregate cost for such “tail” insurance policy must not exceed 300 percent of the aggregate premiums paid by Confluent for the period in its most recent fiscal year.
Other Covenants and Agreements
The merger agreement contains certain covenants and agreements (in addition to those described above), including covenants relating to, among other things:
•
preparation by Confluent of this proxy statement and holding the special meeting;

•
confidentiality of and access by IBM to certain information about Confluent;

•
Confluent and IBM providing each other with certain notices;

•
litigation against Confluent and/or its directors relating to the merger or other transactions contemplated by the merger agreement;

•
apportionment of certain fees and expenses among the parties;

•
consultation between Confluent and IBM in connection with public statements with respect to the transactions contemplated by the merger agreement;

•
actions with respect to Confluent’s outstanding convertible notes and capped call transactions;

•
IBM causing Sub to comply with all of Sub’s obligations under the merger agreement;

•
Confluent cooperating with IBM and using its reasonable best efforts to cause Confluent’s Class A common stock to be delisted from Nasdaq as promptly as practicable following the effective time and deregistered pursuant to the Exchange Act as promptly as practicable following such delisting;

•
obtaining resignations of certain managers, directors or officers of Confluent’s subsidiaries at IBM’s request; and

•
Confluent participating, at IBM’s sole cost and expense, in a cybersecurity risk review with an independent cybersecurity services vendor and considering in good faith the recommendations in the draft report provided by such independent cybersecurity services vendor.

Conditions to the Closing of the Merger
The respective obligations of Confluent, IBM and Sub to effect the merger are subject to the satisfaction or waiver on or prior to the closing date of the following conditions:
•
the adoption of the merger agreement by our stockholders;

•
the expiration or termination of the applicable waiting period under the HSR Act and the obtainment, termination or expiration, as applicable, of any approval, clearance or expiration of a waiting period under antitrust or foreign investment laws in certain specified non-U.S. jurisdictions, in each case without the imposition of a burdensome condition; and

•
the absence of any (1) temporary restraining order, preliminary or permanent injunction, or other judgment or law issued by any court of competent jurisdiction or other governmental entity of competent jurisdiction in certain jurisdictions preventing or materially restraining the consummation of the merger or imposing, individually or in the aggregate, a burdensome condition (we refer to these, collectively, as a “legal restraint”), and (2) any action or proceeding by a governmental entity before any court or other governmental entity of competent jurisdiction in certain jurisdictions seeking to temporarily or permanently enjoin, restrain or otherwise prohibit consummation of the merger or impose a legal restraint.

The obligations of IBM and Sub to effect the merger are further subject to the satisfaction or waiver on or prior to the closing date of the following conditions:
•
the representations and warranties of Confluent set forth in the merger agreement being true and correct, subject to applicable materiality or other qualifiers, as of the closing date (or the earlier date as of which such representation or warranty was specifically made);

•
Confluent having performed in all material respects all covenants and agreements in the merger agreement required to be performed by it at or prior to the closing date;

•
since the date of the merger agreement, no material adverse effect having occurred of which the existence or consequences are still continuing; and

•
IBM having received a certificate signed on behalf of Confluent by the Chief Executive Officer or the Chief Financial Officer of Confluent certifying that the conditions set forth in the preceding bullet points of this paragraph have been satisfied.

The obligation of Confluent to effect the merger is further subject to the satisfaction or waiver on or prior to the closing date of the following conditions:
•
the representations and warranties of IBM and Sub set forth in the merger agreement being true and correct as of the closing date (or the earlier date as of which such representation or warranty was specifically made), except for any such failure to be true and correct that would not, individually or in the aggregate, reasonably be expected to, prevent, materially impair or materially delay beyond the termination date, the consummation of the merger;

•
IBM and Sub having performed in all material respects all covenants and agreements in the merger agreement required to be performed by them at or prior to the closing date; and

•
Confluent having received a certificate signed on behalf of IBM by the Chief Executive Officer or the Chief Financial Officer of IBM certifying that conditions set forth in the preceding bullet points in this paragraph have been satisfied.

Termination of the Merger Agreement and Expenses
Termination
The merger agreement may be terminated, and the merger may be abandoned, at any time prior to the effective time:
•
by the mutual written consent of Confluent, IBM and Sub;

•
by either IBM or Confluent, if:

•
the merger has not been consummated by December 7, 2026, which may be extended to as late as June 7, 2027 in the event that all conditions to closing other than those conditions relating to antitrust law, foreign investment law or other legal restraints have been satisfied (we refer to the date, including if and as extended, as the “termination date”);

•
any final and non-appealable legal restraint is in effect; or

•
the special meeting has been held and the Confluent stockholders did not adopt the merger agreement;

•
by IBM, if:

•
Confluent has breached any of its representations or warranties, or failed to perform any of its covenants or agreements, such that any of the applicable closing conditions for the benefit of IBM would not be satisfied and the breach or failure to perform is incapable of being cured or not cured within the requisite period (if applicable); or

•
prior to the merger agreement being adopted by Confluent’s stockholders, and subject to compliance with the procedures set forth in the merger agreement, an adverse recommendation change has occurred; or

•
by Confluent, if:

•
IBM has breached any of its representations or warranties, or failed to perform any of its covenants or agreements, such that any of the applicable closing conditions for the benefit of Confluent would not be satisfied and the breach or failure to perform is incapable of being cured or not cured the requisite period (if applicable); or

•
prior to the merger agreement being adopted by Confluent’s stockholders, and subject to compliance with the procedures set forth in the merger agreement, Confluent has received a superior proposal to acquire Confluent and substantially concurrently with such termination Confluent enters into a definitive agreement for the transaction contemplated by that superior proposal and pays the termination fee described in the section of this proxy statement captioned “The Merger Agreement — Termination of the Merger Agreement and Expenses — Termination Fee.”

Effect of Termination
If the merger agreement is terminated, the merger agreement will become void and of no effect, and there will be no liability or obligation of IBM, Sub or Confluent, except for certain specified provisions, which will remain in effect, and for any liabilities or damages incurred or suffered by a party as a result of the willful breach by another party of any of its representations, warranties, covenants or agreements set forth in the merger agreement prior to the date of such termination.
Termination Fee
Under the merger agreement, Confluent will be required to pay IBM a termination fee equal to $453,600,000 in connection with a termination of the merger agreement under the following circumstances:
•
if, prior to the special meeting, a takeover proposal for a majority of our common stock or Confluent’s assets has been made or publicly announced and thereafter:

•
the merger agreement is terminated by:

•
IBM because Confluent has breached certain representations and warranties, or failed to perform any of its covenants or agreements, such that any of the applicable closing conditions for the benefit of IBM would not be satisfied and the breach or failure to perform is incapable of being cured or not cured within the requisite period (as applicable);

•
by Confluent because the merger has not been consummated prior to the termination date, including any extensions thereof, but only if, as of such termination, the special meeting has not been held; or

•
by either IBM or Confluent after the special meeting has been held and the requisite stockholder approval to adopt the merger agreement was not obtained; and

•
within 12 months after such termination, Confluent or any of its subsidiaries enters into any definitive agreement to consummate a takeover proposal for a majority of our common stock or Confluent’s assets (or any such takeover proposal is consummated);

•
if the merger agreement is terminated by IBM, prior to the merger agreement being adopted by Confluent’s stockholders, because an adverse recommendation change has occurred; or

•
if the merger agreement is terminated by Confluent in order to enter into a definitive agreement for a superior proposal, subject to compliance with certain procedures in the merger agreement, including engaging in good faith negotiations with IBM during a specified period.

The merger agreement does not contain a “reverse termination fee” provision, pursuant to which IBM would be required to pay Confluent a fee in connection with the termination of the merger agreement.
Notwithstanding anything to the contrary in the merger agreement, if the merger agreement is terminated by Confluent for any reason at a time when IBM would have had the right to terminate the merger agreement, IBM will be entitled to receive the termination fee to the extent that it is payable at the time of such termination or that subsequently becomes payable if Confluent or any of its subsidiaries has entered into a definitive agreement to consummate a takeover proposal or any takeover proposal is consummated, as specified in the first bullet above. Confluent will not be required to pay the termination fee on more than one occasion.
If Confluent fails promptly to pay the amount due to IBM in connection with a termination fee and IBM commences a legal proceeding that results in a final judgment by a court of competent jurisdiction against Confluent for such amount, Confluent will pay to IBM its reasonable costs and expenses (including attorneys’ fees and expenses) in connection with such legal proceeding and any appeal relating thereto, together with interest at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made.

Other Expenses
All fees and expenses incurred in connection with the merger agreement, the merger and the other transactions contemplated by the merger agreement will be paid by the party incurring such fees or expenses, whether or not the merger is consummated.
Amendment and Waiver
Amendment
Prior to the stockholder approval, the merger agreement may be amended at any time by the parties, and after the stockholder approval, the parties must, if required by law, obtain further approval of the Confluent stockholders to amend the merger agreement.
Waiver; Extension
At any time prior to the effective time, IBM, Confluent and Sub may:
•
extend the time for the performance of any of the obligations or other acts of the other parties to the merger agreement;

•
waive any inaccuracies in the representations and warranties contained in the merger agreement or in any document delivered pursuant to the merger agreement; or

•
waive compliance with any of the agreements or conditions contained in the merger agreement.

After our stockholders approve the merger agreement at the special meeting, no waiver can be made that by law requires further approval by the Confluent stockholders without their further approval.
Any extension or waiver must be in writing and signed by the party or parties to be bound by the waiver or extension. The failure of IBM, Confluent or Sub to assert any of its rights under the merger agreement or otherwise does not constitute a waiver of their rights.
Governing Law
The merger agreement is governed by, and is to be construed in accordance with, the laws of the state of Delaware, regardless of other laws that might govern under applicable principles of conflicts of laws.
Specific Performance
Confluent, IBM and Sub are entitled to injunctions to prevent breaches of the merger agreement and to specifically enforce the merger agreement in addition to other remedies at law or in equity. Confluent, IBM and Sub have further agreed not to assert that specific enforcement is unenforceable, invalid, contrary to law or inequitable, or that monetary damages would be an adequate remedy.
If Confluent, IBM or Sub seeks an injunction or injunctions to prevent breaches (or threatened breaches) of the merger agreement and to specifically enforce the merger agreement, they are not required to provide a bond or other security, and each party has agreed to waive any right to require such a bond or other security.
If Confluent, IBM or Sub brings an action to specifically enforce the merger agreement prior to the closing of the merger, the termination date will be extended by the period during which such action is pending, plus 20 business days.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of December 15, 2025, except to the extent indicated otherwise in the footnotes, by:
•
each person or entity known by us to beneficially own more than five percent of our capital stock;

•
each of our named executive officers;

•
each of our directors; and

•
all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated, to our knowledge, the persons or entities identified in the table have sole voting power and sole investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.
We have based our calculation of the percentage of beneficial ownership on 305,905,512 shares of our Class A common stock and 48,982,935 shares of our Class B common stock outstanding as of December 15, 2025. We have deemed shares of our common stock subject to Confluent options that are currently exercisable, or would be exercisable based on service-based vesting conditions within 60 days of December 15, 2025, or issuable pursuant to Confluent RSUs that are subject to vesting and settlement conditions expected to occur within 60 days of December 15, 2025, to be outstanding and to be beneficially owned by the person holding the Confluent option or Confluent RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Each outstanding share of Class B common stock is convertible at any time at the option of the holder into one share of Class A common stock, such that each holder of Class B common stock beneficially owns an equivalent number of shares of Class A common stock, subject to individual beneficial ownership limitations described further in the applicable footnotes to the table below.
Unless otherwise indicated, the address for each person or entity listed in the table is c/o Confluent, Inc., 899 W. Evelyn Avenue, Mountain View, California 94041. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.
	Shares Beneficially Owned				Percent of Total Voting Power(1)
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Number	Percentage	Number	Percentage
Named Executive Officers and Directors:
Jay Kreps(2)	—	*	21,692,289	40.0%	23.2%
Rohan Sivaram(3)	211,282	*	91,813	*	*
Erica Schultz(4)	562,323	*	—	*	*
Stephanie Buscemi(5)	7,505	*	312,564	*	*
Chad Verbowski(6)	68,485	*	—	*	*
Lara Caimi(7)	3,222	*	186,107	*	*
Jonathan Chadwick(8)	485,938	*	—	*	*
Alyssa Henry(9)	20,247	*	187,500	*	*
Matthew Miller(10)	9,886	*	—	*	*
Neha Narkhede(11)	22,034	*	2,170,599	4.3%	2.7%
Greg Schott(12)	15,025	*	450,944	*	*
Eric Vishria(13)	738,101	*	—	*	*

	Shares Beneficially Owned				Percent of Total Voting Power(1)
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Number	Percentage	Number	Percentage
Michelangelo Volpi(14)	415,553	*	—	*	*
All current executive officers and directors as a group (11 persons)(15)	1,924,876	*	24,779,252	44.2%	26.5%
Greater than 5% Stockholders:
Jay Kreps(2)	—	*	21,692,289	40.0%	23.2%
Entities affiliated with Jun Rao(16)	—	*	22,904,410	46.8%	27.5%
Trouvaille ANK Trust(17)	—	*	7,179,319	14.7%	9.0%
The Vanguard Group(18)	31,019,643	10.1%	—	*	3.9%
Entities associated with Point72 Asset Management, L.P.(19)	17,531,813	5.7%	—	*	2.2%

*
Represents ownership of less than 1%.

(1)
Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. The holders of our Class B common stock are entitled to 10 votes per share, and holders of our Class A common stock are entitled to one vote per share.

(2)
Includes (i) 14,250,000 shares of Class B common stock held by Mr. Kreps directly, (ii) 149,984 shares of Class B common stock held by a revocable trust, for which Mr. Kreps and his spouse serve as trustees and exercise shared voting and dispositive power over such shares, (iii) 2,000,000 shares of Class B common stock held by family trusts, for which Mr. Kreps and his spouse serve as investment trustees and exercise shared dispositive power over such shares, and (iv) 5,292,305 shares of Class B common stock subject to stock options held by Mr. Kreps that are exercisable within 60 days of December 15, 2025.

(3)
Includes (i) 211,282 shares of Class A common stock held by a living trust, for which Mr. Sivaram and his spouse serve as co-trustees and exercise shared voting and dispositive power over the shares held by the trust and (ii) 91,813 shares of Class B common stock subject to stock options held by Mr. Sivaram that are exercisable within 60 days of December 15, 2025.

(4)
Includes (i) 300,000 shares of Class A common stock held by a revocable trust, for which Ms. Schultz and her spouse serve as co-trustees, (ii) 62,323 shares of Class A common stock held by an irrevocable family trust, for which Ms. Schultz acts as investment advisor, and (iii) 200,000 shares of Class A common stock held by an irrevocable trust, for which Ms. Schultz acts as investment advisor. Ms. Schultz, as co-trustee of the revocable trust, shares voting and dispositive power over the shares held by the trust. Ms. Schultz, as investment advisor of the irrevocable trusts, has sole voting and dispositive power over the shares held by each of these trusts, respectively.

(5)
Includes (i) 7,505 shares of Class A common stock held by Ms. Buscemi and (ii) 312,564 shares of Class B common stock subject to stock options held by Ms. Buscemi that are exercisable within 60 days of December 15, 2025.

(6)
Includes 68,485 shares of Class A common stock held by Mr. Verbowski.

(7)
Includes (i) 3,222 shares of Class A common stock held by Ms. Caimi and (ii) 186,107 shares of Class B common stock held by Ms. Caimi.

(8)
Includes 485,938 shares of Class A common stock held by Mr. Chadwick.

(9)
Includes (i) 20,247 shares of Class A common stock held by Ms. Henry and (ii) 187,500 shares of Class B common stock subject to stock options held by Ms. Henry that are exercisable within 60 days of December 15, 2025.

(10)
Includes (i) 9,683 shares of Class A common stock held by a personal trust, for which Mr. Miller serves as trustee and exercises shared voting and dispositive power over such shares, and (ii) 203 shares of Class A common stock held by a family trust, for which Mr. Miller’s spouse serves as trustee and exercises sole dispositive power over such shares.

(11)
Includes (i) 20,247 shares of Class A common stock held by Ms. Narkhede directly, (ii) 1,787 shares of Class A common stock held by a revocable trust, for which Ms. Narkhede and her spouse serve as trustees and share voting and dispositive power over such shares, (iii) 1,083,729 shares of Class B common stock held by Ms. Narkhede, and (iv) 1,086,870 shares of Class B common stock subject to stock options held by Ms. Narkhede that are exercisable within 60 days of December 15, 2025.

(12)
Includes (i) 12,559 shares of Class A common stock held by Mr. Schott directly, (ii) 2,466 shares of Class A common stock held by a personal trust, for which Mr. Schott serves as trustee and exercises sole voting and dispositive power, and (iii) 450,944 shares of Class B common stock subject to stock options held by Mr. Schott that are exercisable within 60 days of December 15, 2025.

(13)
Includes (i) 20,861 shares of Class A common stock held by Mr. Vishria directly and (ii) 725,542 shares of Class A common stock held by entities controlled by Mr. Vishria, over which he has sole voting and dispositive power.

(14)
Includes (i) 235,041 shares of Class A common stock held by Mr. Volpi directly and (ii) 180,512 shares of Class A common stock held by a family trust, for which Mr. Volpi serves as trustee and exercises shared voting and dispositive power over such shares.

(15)
Consists of (i) 1,922,003 shares of Class A common stock beneficially owned by our current executive officers and directors,

(ii) 2,873 shares of Class A common stock that may be acquired upon the settlement of outstanding RSUs within 60 days of December 15, 2025, (iii) 17,669,820 shares of Class B common stock beneficially owned by our current executive officers and directors, and (iv) 7,109,432 shares of Class B common stock subject to options exercisable within 60 days of December 15, 2025.
(16)
Consists of (i) 20,824,062 shares of Class B common stock held by Jun Rao’s family trust, for which Mr. Rao and his spouse serve as trustees, (ii) 782,016 shares of Class B common stock held by a non-GST trust, for which Mr. Rao serves as trustee, (iii) 982,016 shares of Class B common stock held by a non-GST trust, for which Mr. Rao’s spouse serves as trustee, and (iv) 316,316 shares of Class B common stock held by a GST trust, for which Mr. Rao and his spouse serve as trustees. Mr. Rao has sole voting and dispositive power over the shares held by the non-GST trust for which Mr. Rao is the trustee, and has shared voting and dispositive power over the shares held by Mr. Rao’s family trust and the GST trust (collectively, the Rao Trusts). The shares of Class B common stock held by the Rao Trusts are subject to a 4.99% beneficial ownership blocker (the Rao Blocker) and as a result, the Class B common stock held by the Rao Trusts may not be converted to Class A common stock to the extent that the Rao Trusts would beneficially own more than 4.99% of our Class A common stock outstanding immediately after giving effect to the conversion. As of December 15, 2025, as a result of the Rao Blocker, 6,838,013 shares of Class B common stock held by the Rao Trusts could not be converted into Class A common stock.

(17)
Represents 7,179,319 shares of Class B common stock held by the Trouvaille ANK Trust (the ANK Trust). David Stein serves as trustee and has sole voting and dispositive power over the shares held by the ANK Trust. These shares are held for the benefit of certain family members of Ms. Narkhede, but Ms. Narkhede does not exercise any voting or dispositive power over the shares held by the ANK Trust. The address for the ANK Trust is c/o David Stein, Trustee, 157 Church St., 12th Floor, New Haven, CT 06510.

(18)
This information is based solely upon a Schedule 13G/A filed by The Vanguard Group (Vanguard) with the SEC on September 8, 2025, reporting ownership as of August 29, 2025. Consists of 31,019,643 shares of Class A common stock beneficially owned by Vanguard, of which Vanguard has shared voting power with respect to 1,742,103 shares of Class A common stock, sole dispositive power with respect to 28,922,013 shares of Class A common stock, and shared dispositive power with respect to 2,097,630 shares of Class A common stock. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(19)
This information is based solely upon a Schedule 13G/A filed by Point72 Asset Management, L.P., Point72 Capital Advisors, Inc. and Steven A. Cohen (collectively, Point72) with the SEC on November 14, 2025, reporting ownership as of September 30, 2025. Consists of 17,531,813 shares of Class A common stock beneficially owned by Point72, of which Point72 has shared voting and shared dispositive power with respect to all shares of Class A common stock. The address of Point72 is 72 Cummings Point Road, Stamford, CT 06902.

FUTURE STOCKHOLDER PROPOSALS
If the merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of our stockholders. However, if the merger is not completed, our stockholders will continue to be entitled to attend and participate in stockholder meetings. We will hold our 2026 annual meeting of stockholders only if the merger has not already been completed.
Requirements for stockholder proposals to be considered for inclusion in our proxy materials.   To be considered for inclusion in the proxy materials for our 2026 annual meeting of stockholders, stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act of 1934, must have been submitted in writing and received by December 24, 2025 by our Corporate Secretary at 899 W. Evelyn Avenue, Mountain View, California 94041, Attention: Corporate Secretary.
Requirements for stockholder proposals to be brought before the annual meeting.   Our Amended and Restated Bylaws provide that, for stockholder proposals (including director nominations) that are to be considered at an annual meeting but that are not to be included in next year’s proxy statement pursuant to Rule 14a-8 under the Exchange Act (including because they were not timely submitted for inclusion pursuant to Rule 14a-8 under the Exchange Act), stockholders must give timely advance written notice thereof to our Corporate Secretary at 899 W. Evelyn Avenue, Mountain View, California 94041, Attention: Corporate Secretary. In order to be considered timely, notice of a proposal (including a director nomination) for consideration at the 2026 annual meeting of stockholders that is not to be included in next year’s proxy statement pursuant to Rule 14a-8 must be received by our Corporate Secretary in writing not earlier than the close of business on February 11, 2026 nor later than the close of business on March 13, 2026. However, if our 2026 annual meeting of stockholders is not held between May 12, 2026 and July 11, 2026, the notice must be received not earlier than the close of business on the 120th day prior to the 2026 annual meeting of stockholders, and not later than the close of business on the later of the 90th day prior to the 2026 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2026 annual meeting is first made. Any such notice to the Corporate Secretary must include the information required by our Amended and Restated Bylaws.

WHERE YOU CAN FIND MORE INFORMATION
Confluent files annual, quarterly and current reports, proxy statements and other information with the SEC.
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information contained in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.
The following Confluent filings with the SEC are incorporated by reference:
•
Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed on February 18, 2025 (the “2024 Annual Report”);

•
The portions of Confluent’s Definitive Proxy Statement on Schedule 14A (other than information furnished rather than filed) that are incorporated by reference into Confluent’s Annual Report on Form 10-K, filed on April 23, 2025;

•
Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2025, June 30, 2025 and September 30, 2025 filed on April 30, 2025, July 30, 2025 and October 27, 2025, respectively;

•
Current Reports on Form 8-K filed on March 6, 2025, June 13, 2025 and December 8, 2025; and

•
The description of our common stock set forth in Exhibit 4.5 of the 2024 Annual Report.

Notwithstanding the above, information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.
We also incorporate by reference into this proxy statement each additional document that we may file with the SEC under Section 13(a), Section 14 or Section 15(d) of the Exchange Act between the date of this proxy statement and the earlier of the date of the special meeting or the termination of the merger agreement. These documents include annual, quarterly and current reports (other than Current Reports on Form 8-K furnished pursuant to Item 2.02 or Item 7.01 of Form 8-K, including any exhibits included with such information, unless otherwise indicated therein), proxy statements, proxy solicitation materials and other information.
These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov.
You may obtain any of the documents that we file with the SEC, without charge, by requesting them in writing from us at the following address:
Confluent, Inc.
899 W. Evelyn Avenue
Mountain View, California 94041
Attention: Investor Relations
If you would like to request documents from us, please do so as soon as possible to receive them before the special meeting. If you request any documents from us, we will mail them to you by first-class mail, or another equally prompt method. Please note that all of the documents that we file with the SEC, when available, are also on the investor relations section of Confluent’s website (https://www.confluent.io) or on the SEC’s website (https://www.sec.gov). The information included on our website is not incorporated by reference into this proxy statement. The website addresses, and the website addresses included in any documents incorporated by reference in this proxy statement, are not intended to function as hyperlinks, and the information contained on such websites and on the SEC’s website is not incorporated by reference in this proxy statement and you should not consider it a part of this proxy statement.

If you have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of this proxy statement or need help voting your shares of our common stock, please contact our proxy solicitor:
MacKenzie Partners, Inc.
7 Penn Plaza, Suite 503
New York, New York 10001
Stockholders may call toll free: (800) 322-2885
Banks and Brokers may call collect: (212) 929-5500

MISCELLANEOUS
Confluent has supplied all of the information relating to Confluent, and IBM has supplied, and Confluent has not independently verified, all of the information relating to IBM and Sub contained in this proxy statement.
You should rely only on the information contained or incorporated by reference in this proxy statement in voting your shares of our common stock at the special meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated [•], 2026. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement), and the sending of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A
Execution Version
AGREEMENT AND PLAN OF MERGER
by and among
INTERNATIONAL BUSINESS MACHINES CORPORATION,
CORVO MERGER SUB, INC.
and
CONFLUENT, INC.
Dated as of December 7, 2025

A-i

A-ii

GLOSSARY
Term	Section
Acquisition Agreement	4.02(b)
Adverse Recommendation Change	4.02(c)
affiliate	8.03(a)
Affordable Care Act	8.03(b)
Agreement	Preamble
Anti-Corruption Laws	3.01(s)(iv)(A)
Antitrust Counsel Only Material	5.03(a)(v)
Antitrust Laws	5.03(a)(v)
Assumed Shares	5.04(a)(v)
Bankruptcy Exceptions	3.01(d)(i)
Baseline Financials	3.01(e)(iii)
Benefit Agreement	8.03(c)
Benefit Plan	8.03(d)
Burdensome Condition	5.03(a)(iii)
Business Day	8.03(e)
Canceled Shares	2.01(b)(i)
Capitalization Date	3.01(c)(i)
Capped Call Transactions	8.03(f)
Cash-Out RSU	5.04(a)(vi)
Cash-Out Stock Option	5.04(a)(vi)
Certificate	2.01(c)
Certificate of Merger	1.03
Chosen Courts	8.09
Class A Common Stock	8.03(g)
Class B Common Stock	8.03(h)
Closing	1.02
Closing Date	1.02
Code	2.02(f)
Common Stock	Recitals
Commonly Controlled Entity	8.03(i)
Company	Preamble
Company Board	Recitals
Company Board Recommendation	3.01(d)(iii)
Company Bylaws	3.01(a)(ii)
Company Charter	3.01(a)(ii)
Company Common Stock	8.03(j)
Company Government Bid	3.01(t)(ii)(A)
Company Government Contract	3.01(t)(ii)(B)
Company Letter	3.01
Company Personnel	8.03(k)
Company Preferred Stock	3.01(c)(i)

A-iii

Term	Section
Company Registered IP	3.01(p)(i)(B)
Company Representatives	4.02(b)
Company SEC Documents	3.01(e)(i)
Company Source Code	8.03(l)
Company Stock Plans	3.01(c)(ii)
Company Stockholder	2.01(d)(i)
Company Transaction Effect	3.01(a)(i)
Confidentiality Agreement	4.02(b)
Continuing Employees	5.10(a)
Contract	8.03(m)
Convertible Notes	8.03(n)
Convertible Notes Indenture	8.03(o)
Damages	7.02
Delaware Secretary of State	1.03
DGCL	Recitals
Dissenting Shares	2.01(d)(i)
DOJ	5.03(a)(v)
Economic Sanctions/Trade Laws	3.01(s)(iv)(B)
Effect	8.03(r)
Effective Time	1.03
Electronic Delivery	8.05
Environmental Claims	3.01(k)
Environmental Law	3.01(k)
Environmental Permits	3.01(k)
Equity Equivalents	3.01(c)(v)
ERISA	3.01(m)(i)
ESPP	3.01(c)(i)
Exchange Act	3.01(d)(v)
Exchange Ratio	5.04(a)(vi)
Filed SEC Document	3.01
Firmware	3.01(p)(iii)
First Extended Termination Date	7.01(b)(i)
Focus Country	3.01(q)(iii)
Foreign Investment Laws	5.03(a)(v)
FOSS	3.01(p)(iii)
FTC	5.03(a)(v)
GAAP	3.01(e)(ii)
Government Official	3.01(s)(i)
Governmental Entity	3.01(d)(v)
Hazardous Materials	3.01(k)
Hedge Counterparty	5.12(c)
HSR Act	3.01(d)(v)
Indebtedness	8.03(p)

A-iv

Term	Section
Independent Reviewer	5.13
Initial Termination Date	7.01(b)(i)
Intellectual Property	3.01(p)(iii)
Intellectual Property Rights	3.01(p)(iii)
Intervening Event	4.02(d)(ii)
Intervening Event Notice	4.02(d)(i)
Intervening Event Notice Period	4.02(d)(i)
IRS	3.01(m)(ii)
IT Systems	3.01(q)(i)
Judgment	3.01(d)(iv)
knowledge	8.03(q)
Law	3.01(d)(iv)
Lease	3.01(o)(iii)
Leased Real Property	3.01(o)(iii)
Legal Proceedings	3.01(h)
Legal Restraints	6.01(c)
Liens	3.01(b)(ii)
Lookback Date	3.01
Major Customer	3.01(i)(i)(M)
Major Customer Contract	3.01(i)(i)(M)
Major Supplier	3.01(i)(i)(N)
Major Supplier Contract	3.01(i)(i)(N)
Material Adverse Effect	8.03(r)
Material Contracts	3.01(i)(i)(Q)
Merger	Recitals
Merger Consideration	2.01(c)
Money Laundering Laws	3.01(s)(iv)(C)
Morgan Stanley	3.01(w)
Nasdaq	8.03(s)
Non-Affiliate Plan Fiduciary	3.01(m)(vii)
OFAC	3.01(s)(iv)(B)
Parent	Preamble
Parent Common Stock	5.04(a)(iii)
Paying Agent	2.02(a)
Pension Plan	3.01(m)(i)
Permits	3.01(j)
Permitted Liens	3.01(o)(i)
person	8.03(t)
Personal Information	8.03(u)
Privacy and Data Security Laws	8.03(v)
Proxy Statement	3.01(d)(v)
Release	3.01(k)
Required Filings	5.03(a)(ii)

A-v

Term	Section
Residual Shares	5.04(a)(v)
Rollover RSU	5.04(a)(vi)
RSUs	3.01(c)(i)
Sanctions Target	3.01(s)(iv)(D)
SEC	3.01
Second Extended Termination Date	7.01(b)(i)
Securities Act	3.01(e)(i)
Software	3.01(p)(iii)
SOX	3.01(e)(iv)
Specified Stockholder	Recitals
Stock Options	3.01(c)(i)
Stockholder Approval	3.01(v)
Stockholder Meeting	5.01(c)
Sub	Preamble
Subsidiary	8.03(w)
Subsidiary Converted Shares	2.01(b)(ii)
Superior Proposal	4.02(b)
Superior Proposal Notice	4.02(c)(i)
Superior Proposal Notice Period	4.02(c)(i)
Surviving Corporation	1.01
Takeover Proposal	4.02(b)
tax return	3.01(n)(i)
taxes	3.01(n)(i)
taxing authority	3.01(n)(i)
Technology	3.01(p)(iii)
Termination Date	7.01(b)(i)
Termination Fee	5.06(b)
Third Party Software	3.01(p)(iii)
Trademarks	3.01(p)(iii)
Transaction Litigation	5.03(c)
Trustee	8.03(o)
Voting Agreement	Recitals
Welfare Plan	3.01(m)(iv)
Willful Breach	8.03(x)

A-vi

AGREEMENT AND PLAN OF MERGER dated as of December 7, 2025 (this “Agreement”), by and among INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation (“Parent”), CORVO MERGER SUB, INC., a Delaware corporation and a wholly owned subsidiary of Parent (“Sub”), and CONFLUENT, INC., a Delaware corporation (the “Company”).
WHEREAS, the parties intend that, on the terms and subject to the conditions set forth in this Agreement, Sub shall merge with and into the Company (the “Merger”), with the Company surviving the Merger, pursuant to and in accordance with the provisions of the Delaware General Corporation Law (the “DGCL”);
WHEREAS, the board of directors of Parent has approved this Agreement and the Merger;
WHEREAS, the board of directors of Sub has unanimously approved and declared advisable this Agreement, the Merger and the other transactions contemplated by this Agreement and recommended that this Agreement be adopted by Parent, as the sole stockholder of Sub;
WHEREAS, the board of directors of the Company (the “Company Board”) has duly established a special committee consisting solely of independent members of the Company Board (the “Special Committee”);
WHEREAS, the Special Committee has unanimously (a) declared that entry into this Agreement and consummation of the Merger and the other transactions contemplated by this Agreement, including the Merger Consideration, are advisable, fair to, and in the best interests of, the Company and the Company Stockholders, and (b) recommended that the Company Board approve, adopt and declare advisable and in the best interests of the Company and the Company Stockholders this Agreement, the Merger and the other transactions contemplated by this Agreement, including the Merger Consideration, and that the Company Board submit to a vote at a meeting of the Company Stockholders, and recommend the adoption by the Company Stockholders of, this Agreement;
WHEREAS, the Company Board has, acting upon the recommendation of the Special Committee, unanimously (a) approved, adopted and declared advisable this Agreement, the Merger and the other transactions contemplated by this Agreement, (b) declared that it is advisable, fair to and in the best interests of the Company that the Company enter into this Agreement and consummate the Merger and the other transactions contemplated by this Agreement on the terms and subject to the conditions set forth in this Agreement, (c) directed that the adoption of this Agreement be submitted to a vote at a meeting of the Company Stockholders and (d) recommended that this Agreement be adopted by the holders of the Company Common Stock;
WHEREAS, concurrently with the execution and delivery of this Agreement certain stockholders of the Company (each, a “Specified Stockholder”) and Parent have entered into a voting agreement (the “Voting Agreement”), which provides, among other things, that the Specified Stockholders will vote all of their Company Common Stock in favor of the transactions contemplated by this Agreement, on the terms and subject to the conditions set forth therein;
WHEREAS, Parent, Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger;
WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition to the willingness of Parent to enter into this Agreement, certain employees of the Company have executed offer letters regarding the employment of such employees with Parent following the consummation of the Merger; and
WHEREAS, concurrently with the execution and delivery of this Agreement, in order to protect the acquisition of the Company’s goodwill and as a condition to the willingness of Parent to enter into this Agreement, certain employees of the Company have entered into agreements with Parent pursuant to which certain employees of the Company have agreed, among other things, to certain non-competition, non-interference, non-solicitation and no-hire restrictions.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:
ARTICLE I
The Merger
Section 1.01   The Merger.   Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the applicable provisions of the DGCL, Sub shall be merged with and into the Company at the Effective Time. At the Effective Time, the separate corporate existence of Sub shall cease and the Company shall continue as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Parent.
Section 1.02   Closing.   The closing of the Merger (the “Closing”) will take place at 8:00 a.m., Eastern Time, on a date to be specified by the parties, which shall be not later than the fourth (4th) Business Day after satisfaction or waiver of the conditions set forth in Article VI (other than those that by their terms are to be satisfied or waived at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at the Closing), at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019, or remotely by exchange of documents and signatures (or their electronic counterparts), unless another time, date or place is agreed to in writing by Parent and the Company. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”
Section 1.03   Effective Time of the Merger.   Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, the parties shall properly file with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) a certificate of merger in customary form and substance (the “Certificate of Merger”) in accordance with the relevant provisions of the DGCL. The Merger shall become effective at such date and time as the Certificate of Merger is duly filed with the Delaware Secretary of State or, to the extent permitted by applicable Law, at such subsequent date and time as Parent and the Company shall agree and specify in the Certificate of Merger. The date and time at which the Merger becomes effective is referred to in this Agreement as the “Effective Time.”
Section 1.04   Effects of the Merger.   The effects of the Merger shall be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all of the property, rights, privileges, powers and franchises of the Company and Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Sub shall become the debts, liabilities and duties of the Surviving Corporation.
Section 1.05   Certificate of Incorporation and Bylaws.
(a)   At the Effective Time, the Company Charter shall be amended and restated in its entirety to read as set forth in Exhibit A hereto and incorporated herein by reference, and such amended and restated Certificate of Incorporation shall become the Certificate of Incorporation of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL and such Certificate of Incorporation.
(b)   At the Effective Time, the Company Bylaws shall be amended and restated in its entirety to read as set forth in Exhibit B hereto and incorporated herein by reference, and such amended and restated Bylaws shall become the Bylaws of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL, the Certificate of Incorporation of the Surviving Corporation and such Bylaws.
Section 1.06   Directors.   The directors of Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.
Section 1.07   Officers.   Unless otherwise determined by Parent prior to the Effective Time, the officers of Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

ARTICLE II
Conversion of Securities
Section 2.01   Conversion of Capital Stock.   At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of the Company Common Stock or the holder of any shares of capital stock of Sub:
(a)   Capital Stock of Sub.   Each issued and outstanding share of common stock, par value $0.001 per share, of Sub shall be converted into and become one fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation.
(b)   Cancelation of Treasury Stock and Parent-Owned Stock; Conversion of Company Common Stock Owned by any Subsidiary of the Company.
(i)   All shares of Company Common Stock that are owned directly by the Company, including any shares of Company Common Stock held as treasury stock, or owned by Parent or Sub, in each case, immediately prior to the Effective Time (collectively, “Canceled Shares”) shall automatically be canceled and shall cease to exist, and no consideration shall be delivered or deliverable in exchange therefor.
(ii)   All shares of Company Common Stock that are owned by any direct or indirect wholly owned Subsidiary of the Company or Parent (other than Sub) immediately prior to the Effective Time (collectively, “Subsidiary Converted Shares”) shall be converted into such number of fully paid and nonassessable shares of common stock, par value $0.001 per share, of the Surviving Corporation, such that each such direct or indirect wholly owned Subsidiary that owned capital stock in the Company immediately prior to the Effective Time shall own the same percentage of the outstanding capital stock of the Surviving Corporation immediately following the Effective Time, and any such shares of Company Common Stock shall automatically be canceled and shall cease to exist, and no other consideration shall be delivered or deliverable in exchange therefor.
(c)   Conversion of Company Common Stock.   Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) Canceled Shares, (ii) Dissenting Shares and (iii) Subsidiary Converted Shares) shall be converted into the right to receive $31.00 in cash, without interest (the “Merger Consideration”). At the Effective Time, such shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate or evidence of shares in book-entry form that immediately prior to the Effective Time represented any such shares (a “Certificate”) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration in accordance with the terms of this Agreement.
(d)   Statutory Right of Appraisal.
(i)   Notwithstanding anything to the contrary set forth in this Agreement, all shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time (other than Canceled Shares and Subsidiary Converted Shares), and which are held by a holder of record of shares of Company Common Stock (a “Company Stockholder”) or in a voting trust or by a nominee on behalf of a beneficial owner who beneficially owns such shares of Company Common Stock, in each case, who has neither voted in favor of adoption of this Agreement nor consented thereto in writing and who has properly and validly exercised its statutory rights of appraisal in respect of such shares of Company Common Stock in accordance with Section 262 of the DGCL (such shares being referred to collectively as the “Dissenting Shares” until such time as such person fails to perfect, withdraws or otherwise loses such person’s appraisal rights under the Laws of the State of Delaware with respect to such shares) shall not be converted into, or represent a right to receive, the Merger Consideration pursuant to this Section 2.01. Such Company Stockholders (or such beneficial owners who beneficially own shares of Company Common Stock) shall be entitled to receive payment of the appraised value of such Dissenting Shares to the extent afforded by Section 262 of the DGCL (in such case, the Dissenting Shares shall no longer be outstanding and shall automatically be canceled and cease to exist, and each holder or beneficial owner of Dissenting Shares shall cease to have any rights with regard thereto except with regard to such person’s right to receive the fair value of such Dissenting Shares to the extent afforded by Section 262 of the DGCL); provided, however, that if, after the Effective Time, such person fails to perfect, withdraws or otherwise loses such person’s right to appraisal pursuant to Section 262 of the DGCL, or if a court of competent jurisdiction shall determine that such person is not entitled to the relief provided by Section 262 of the DGCL, such shares of Company Common Stock shall be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration in accordance with this Section 2.01, without interest thereon, in accordance with the terms of Section 2.02.
(ii)   The Company shall provide Parent prompt written notice of any demands received by the Company for appraisal of shares of Company Common Stock (or written threats thereof), any written withdrawal or purported withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the Laws of the State of Delaware that relates to such demand, and Parent shall have the opportunity and right to participate in and direct all negotiations and any litigation, suit, action or other proceeding to the extent related to such demands for appraisal. Except with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall not make any payment with respect to, or offer to settle or settle, or approve the withdrawal of, any such demands or agree to do any of the foregoing.
Section 2.02   Exchange of Certificates.
(a)   Paying Agent.   Prior to the Effective Time, Parent shall designate a bank or trust company reasonably acceptable to the Company to act as agent for the payment of the Merger Consideration upon surrender of Certificates (the “Paying Agent”). At or prior to the Closing, Parent shall deposit, or cause to be deposited, with the Paying Agent funds in amounts necessary for the payment of the aggregate Merger Consideration pursuant to Section 2.01(c); it being understood that all such funds shall be invested as directed by Parent and that any and all interest or other amounts earned with respect to funds made available to the Paying Agent pursuant to this Agreement shall be turned over to Parent. Any losses resulting from such investments shall not impact Parent’s obligations under this Article II or Section 5.04, and in the event of any such losses, Parent shall take all actions necessary to cause to be deposited with the Paying Agent sufficient cash to satisfy Parent’s obligations under this Article II and Section 5.04.
(b)   Exchange Procedures.   As soon as reasonably practicable after the Effective Time and in any event within three (3) Business Days following the Closing Date, the Surviving Corporation or Parent shall cause the Paying Agent to mail to each holder of record of a Certificate whose shares of Company Common Stock were converted into the right to receive the Merger Consideration pursuant to Section 2.01(c), (i) a form of letter of transmittal (which shall include an accompanying IRS Form W-9 or the applicable IRS Form W-8, shall specify that delivery shall be effected and risk of loss and title to the Certificates held by such person shall pass only upon proper delivery of the Certificates to the Paying Agent, and shall be in a customary form and have such other customary provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Notwithstanding the foregoing, any holder of shares of Company Common Stock held in book-entry form shall not be required to deliver a Certificate or an executed letter of transmittal to receive the Merger Consideration pursuant to Section 2.01(c) in respect thereof and shall, upon receipt of an “agent’s message” in customary form at the Effective Time (or such other customary evidence, if any, as the Paying Agent may reasonably request) be deemed to have surrendered the Certificate with respect to such shares of Company Common Stock held in book-entry form. Upon surrender (or deemed surrender) of a Certificate for cancelation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly completed and validly executed, as applicable, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the amount of cash equal to the Merger Consideration that such holder has the right to receive pursuant to Section 2.01(c), and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Company Common Stock that is not registered in the stock transfer books of the Company, payment of the Merger Consideration in exchange therefor may be made to a person other than the person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer, and the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of such Certificate or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. No interest shall be paid or shall accrue on the cash payable upon surrender of any Certificate.

(c)   No Further Ownership Rights in Company Common Stock.   All Merger Consideration paid upon the surrender of a Certificate in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificate. At the close of business on the day on which the Effective Time occurs, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares that were outstanding immediately prior to the Effective Time. If, after the close of business on the day on which the Effective Time occurs, Certificates are presented to the Surviving Corporation or the Paying Agent for transfer or any other reason, they shall be canceled and exchanged as provided in this Article II.
(d)   No Liability.   None of Parent, Sub, the Company, the Surviving Corporation or the Paying Agent shall be liable to any person in respect of any Merger Consideration that would otherwise have been payable in respect of any Certificate which is delivered to a public official in accordance with any applicable abandoned property, escheat or similar Law. If any Certificates shall not have been surrendered prior to two (2) years after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration would otherwise escheat to or become the property of any Governmental Entity), any Merger Consideration payable in accordance with this Article II in respect thereof shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.
(e)   Lost Certificates.   If any Certificate shall have been lost, stolen, defaced or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen, defaced or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable and customary amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent or the Surviving Corporation, as the case may be, shall pay the Merger Consideration in respect of such lost, stolen, defaced or destroyed Certificate.
(f)   Withholding Rights.   Parent, Sub, the Company, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the Merger Consideration and any other amounts payable pursuant to this Agreement (including amounts payable to any holder of shares of Company Common Stock, Stock Options or RSUs) such amounts as are required to be deducted and withheld with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of state, local or foreign tax Law. To the extent that amounts are so deducted and withheld and paid over to the appropriate taxing authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made.
(g)   Termination of Fund.   At any time following the six (6) month anniversary of the Closing Date, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) that had been made available to the Paying Agent pursuant to Section 2.02(a) and that have not been disbursed to holders of Certificates, and, thereafter, subject to time limitations in Section 2.02(d), such holders shall be entitled to look only to Parent and the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) as general creditors thereof with respect to the payment of any Merger Consideration that may be payable upon surrender of any Certificates held by such holders, as determined pursuant to this Agreement, without any interest thereon.
(h)   Necessary Further Actions.   If, at any time after the Effective Time, any further action is reasonably necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Sub, then the directors and officers of the Surviving Corporation and Parent (in the name of the Company and Sub), as applicable, will take all such reasonable and necessary action.
(i)   Adjustment to Merger Consideration.   If, during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of Company Common Stock occurs as a result of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, or any record date for any such purpose is established, the Merger Consideration and any other amounts payable pursuant to this Agreement will be appropriately adjusted; provided, however, that nothing in this Section 2.02(i) shall be construed to permit the Company to take any action that is otherwise prohibited by the terms of this Agreement.
ARTICLE III
Representations and Warranties
Section 3.01   Representations and Warranties of the Company.   Except (i) to the extent disclosed in publicly available Company SEC Documents filed by the Company with the United States Securities and Exchange Commission (the “SEC”) or furnished by the Company to the SEC, in each case, on or after January 1, 2023 (the “Lookback Date”), and prior to the date of this Agreement (a “Filed SEC Document”) (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Forward-Looking Statements,” “Special Note About Forward-Looking Statements,” and “Quantitative and Qualitative Disclosures About Market Risk” and any other disclosures contained or referenced therein that are similarly predictive, cautionary or forward-looking in nature) (it being understood that this clause (i) will not apply to any of Section 3.01(a)(i), Section 3.01(c), Section 3.01(d), or Section 3.01(v)) or (ii) as set forth in the letter delivered by the Company to Parent prior to the execution of this Agreement (the “Company Letter”) (with specific reference to the Section of this Agreement to which the information stated in such disclosure relates; provided, that disclosure contained in any section of the Company Letter shall be deemed to be disclosed with respect to any other Section of this Agreement to the extent that it is reasonably apparent from the face of such disclosure that such disclosure is applicable to such other Section of this Agreement), the Company represents and warrants to Parent and Sub as follows:
(a)   Organization, Standing and Corporate Power.
(i)   Each of the Company and its Subsidiaries (i) is a corporation or other legal entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization (except, in the case of good standing, for entities organized under the Laws of any jurisdiction that does not recognize such concept), (ii) has all requisite corporate, company, partnership or other organizational power and authority to carry on its business as currently conducted and (iii) is duly qualified or licensed to do business and is in good standing in each jurisdiction (except, in the case of good standing, any jurisdiction that does not recognize such concept) in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, other than with respect to the Company’s Subsidiaries where the failure to be so organized, existing, qualified or licensed or in good standing would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or prevent, materially impair or materially delay beyond the Termination Date the consummation of the Merger (such effect, a “Company Transaction Effect”).
(ii)   The Company has made available to Parent complete and correct copies of the certificate of incorporation of the Company, as amended to the date of this Agreement (the “Company Charter”), and the bylaws of the Company, as amended to the date of this Agreement (the “Company Bylaws”). The Company Charter and the Company Bylaws are in full force and effect as of the date of the Agreement. The Company is not in violation of the Company Charter or the Company Bylaws in any material respect.
(b)   Subsidiaries.
(i)   Section 3.01(b)(i) of the Company Letter sets forth a complete and correct list as of the date of this Agreement of the name and jurisdiction of organization of each “significant subsidiary” (as defined by Rule 1-02(w) of Regulation S-X promulgated by the SEC). Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, the Company does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, any person.
(ii)   All the outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of the Company are owned by the Company, by one or more wholly owned Subsidiaries of the Company, or by the Company and one or more wholly owned Subsidiaries of the Company, free and clear of all pledges, claims, liens, charges, options, security interests, licenses or other encumbrances of any kind or nature whatsoever (collectively, “Liens”), except Permitted Liens and for transfer restrictions imposed by applicable securities Laws, and are duly authorized, validly issued, fully paid and nonassessable. The Company has made available to Parent complete and correct copies of the certificate of incorporation and bylaws (or similar organizational documents) of each “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X promulgated by the SEC) of the Company, in each case as amended to the date of this Agreement. No Subsidiary of the Company is in violation of its charter, bylaws or other similar organizational documents, except for such violations that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or a Company Transaction Effect.
(c)   Capital Structure.
(i)   The authorized capital stock of the Company consists of 1,500,000,000 shares of Company Common Stock, comprising 1,000,000,000 shares of Class A Common Stock and 500,000,000 shares of Class B Common Stock, as well as 10,000,000 shares of preferred stock, par value $0.00001 per share (the “Company Preferred Stock”). At the close of business on December 5, 2025 (the “Capitalization Date”), (A) (1) 353,150,925 shares of Company Common Stock (excluding treasury shares) were issued and outstanding, comprising 303,162,157 shares of Class A Common Stock and 49,988,768 shares of Class B Common Stock and (2) no shares of Company Preferred Stock were issued and outstanding, and (B) (1) 17,229,217 shares of Company Common Stock were subject to outstanding options (other than rights under the ESPP) to acquire shares of Company Common Stock from the Company (of which 22,500 relate to options to acquire shares of Class A Common Stock and 17,206,717 relate to options to acquire shares of Class B Common Stock) (such options, together with any other stock options granted after the Capitalization Date, in each case whether granted pursuant to the Company Stock Plans or otherwise but excluding rights under the ESPP, the “Stock Options”), (2) 19,264,297 shares of Class A Common Stock were subject to restricted stock units with service-based, but not performance-based, vesting or delivery requirements (such restricted stock units, together with any other restricted stock units granted after the Capitalization Date, in each case whether granted pursuant to the Company Stock Plans or otherwise, the “RSUs”), (3) 12,067,060 shares of Class A Common Stock and no shares of Class B Common Stock were reserved and available for issuance pursuant to the Company’s 2021 Employee Stock Purchase Plan (the “ESPP”) and (4) 15,939,660 shares of Class A Common Stock were reserved for issuance upon the possible conversion of the Convertible Notes. As of the close of business on the Capitalization Date, there were outstanding rights to purchase up to 3,419,412 shares of Class A Common Stock on the last day of the current offering period in effect under the ESPP (assuming the fair market value per share of Class A Common Stock on the last day of the current offering period in effect under the ESPP will be equal to the Merger Consideration).
(ii)   At the close of business on the Capitalization Date, (A) no shares of Class A Common Stock were held by the Company as treasury shares and (B) 85,801,302 shares of Company Common Stock were reserved and available for issuance in the aggregate pursuant to (1) the Company’s 2021 Equity Incentive Plan (of which 68,594,585 relate to Class A Common Stock and none relate to Class B Common Stock), and (2) the Company’s 2014 Stock Plan (together with the ESPP and the Company’s 2021 Equity Incentive Plan, the “Company Stock Plans”) (of which none relate to Class A Common Stock and 17,206,717 relate to Class B Common Stock).
(iii)   As of the close of business on the Capitalization Date, except as described in Section 3.01(c)(i), and other than the Capped Call Transactions, no shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries, or securities convertible into, or exchangeable or exercisable for, or options, warrants, shares of deferred stock, restricted stock awards, stock appreciation rights, phantom stock awards or other rights to acquire any such capital stock of, or other equity or voting interests in, the Company, were issued, reserved for issuance or outstanding. From the close of business on the Capitalization Date to the date of this Agreement, (A) there have been no issuances by the Company of shares of capital stock of, or other equity or voting interests in, the Company, other than issuances of shares of Class A Common Stock or Class B Common Stock pursuant to the exercise of Stock Options or rights under the ESPP or the settlement of RSUs or the conversion of Class B Common Stock to Class A Common Stock, in each case outstanding as of the Capitalization Date, and only if and to the extent required by their respective terms as in effect on such date and (B) there have been no issuances by the Company of any Equity Equivalents other than rights under the ESPP.

(iv)   All outstanding shares of capital stock of the Company are, and all shares that may be issued pursuant to the Company Stock Plans and the Convertible Notes will be, when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. As of the date hereof, the Company has made available to Parent true and complete copies of all of the Contracts entered into by the Company and its affiliates in connection with the Capped Call Transactions (excluding, for the avoidance of doubt, any client onboarding documents, regulatory documents or other know-your-customer type of documents).
(v)   As of the close of business on the Capitalization Date, except as described in Section 3.01(c) there are no (A) bonds, debentures, notes or other Indebtedness of the Company or any of its Subsidiaries and (B) securities or other instruments or rights (including stock appreciation rights, phantom stock awards or other similar rights) issued by, or other obligations of, the Company or any of its Subsidiaries (the items referred to in clauses (A) and (B) collectively, “Equity Equivalents”), in each of clauses (A) and (B), that are linked to, or the value of which is in any way based upon or derived from, the value of any class of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries, the value of the Company, any of its Subsidiaries or any part thereof, or any dividends or other distributions declared or paid on any shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries, or which have or which by their terms may have at any time (whether actual or contingent) the right to vote (or which are convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company or any of its Subsidiaries may vote. Except as set forth in Section 3.01(c), there are no securities, options, warrants, calls, rights or Contracts of any kind to which the Company or any of its Subsidiaries is a party, or by which the Company or any of its Subsidiaries is bound, obligating the Company or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of, or other equity or voting interests in, or securities convertible into, or exchangeable or exercisable for, shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries or obligating the Company or any of its Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, or right.
(vi)   Except for the Voting Agreement, there are no stockholder agreements, voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the holding, voting, registration, redemption, repurchase or disposition of, or that restricts the transfer of, or grants any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to, any shares of capital stock or Equity Equivalents of the Company or any of its Subsidiaries. The Company has no rights plan, “poison pill” or other similar agreement or arrangement.
(vii)   The ESPP permits the grant of purchase rights that qualify as options granted under an “employee stock purchase plan” within the meaning of Section 423(b) of the Code and Treasury Regulation Section 1.423-2. Section 3.01(c)(vii) of the Company Letter contains a correct and complete list, as of the Capitalization Date, of outstanding Stock Options and RSUs, including the holder, the location of employment of any holder that is a current employee of the Company as reflected in the current records of the Company, the Company Stock Plan under which the award was granted, the date of grant, term (for Stock Options), number of shares of Company Common Stock underlying such award (including the number of shares which relate to Class A Common Stock and the number of shares which relate to Class B Common Stock, where applicable) and, where applicable, exercise price and vesting schedule. Each Stock Option (x) was granted with an exercise price per share equal to or greater than the fair market value of a share of Company Common Stock on the effective date of such grant (as determined under Section 409A of the Code) and (y) has a grant date identical to the grant date approved by the Company Board or the compensation committee of the Company Board (or any duly authorized delegate thereof), which is either the date on which the Stock Option was awarded or a later date specified by the Company Board or the compensation committee of the Company Board (or any duly authorized delegate thereof). All Stock Options and RSUs may, by their terms, be treated in accordance with Section 5.04(a), and all rights to purchase shares of Class A Common Stock under the ESPP may, by their terms, be treated in accordance with Section 5.04(b). All outstanding Stock Options and RSUs are evidenced by award agreements in the forms previously made available to Parent. As of the date of this Agreement, none of the issued and outstanding Company Common

Stock is subject to vesting or forfeiture conditions or a right of repurchase by the Company. All outstanding Stock Options and RSUs have been granted under the Company Stock Plans. Other than the Company Stock Plans, there is no plan, Contract or arrangement providing for the grant of Stock Options or RSUs. No shares of Company Common Stock or Equity Equivalents are owned by any Subsidiary of the Company. As of the Capitalization Date, other than the outstanding Stock Options and RSUs and the rights under the ESPP, there are no outstanding rights of any person to receive Company Common Stock under the Company Stock Plans or otherwise, on a deferred basis or otherwise.
(d)   Authority; Noncontravention.
(i)   Assuming the accuracy of the representations and warranties of Parent and Sub expressly set forth in Section 3.02(f), the Company has the requisite corporate power and authority to execute and deliver this Agreement, to consummate the Merger and the other transactions contemplated by this Agreement and to comply with the provisions of this Agreement, subject, in the case of the consummation of the Merger, to obtaining the Stockholder Approval. Assuming the accuracy of the representations and warranties of Parent and Sub expressly set forth in Section 3.02(f), the execution and delivery of this Agreement by the Company, the consummation by the Company of the Merger and the other transactions contemplated by this Agreement and the performance by the Company of its obligations hereunder have been duly authorized by all necessary corporate action on the part of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement, the consummation by the Company of the Merger and the other transactions contemplated by this Agreement or the performance by the Company of its obligations hereunder, subject, in the case of the consummation of the Merger, to obtaining the Stockholder Approval and the filing of the Certificate of Merger with the Delaware Secretary of State. This Agreement has been duly executed and delivered by the Company and, assuming the due execution and delivery of this Agreement by Parent and Sub, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws relating to the enforcement of creditors’ rights generally and by general principles of equity (the “Bankruptcy Exceptions”).
(ii)   The Special Committee, at a meeting duly called and held at which all of the members of the Special Committee were present, duly and unanimously adopted resolutions (A) declaring that entry into this Agreement and consummation of the Merger and the other transactions contemplated by this Agreement, including the Merger Consideration, are advisable, fair to, and in the best interests of, the Company and the Company Stockholders and (B) recommended that the Company Board approve, adopt and declare advisable and in the best interests of the Company and the Company Stockholders this Agreement, the Merger and the other transactions contemplated by this Agreement, including the Merger Consideration, and that the Company Board submit to a vote at a meeting of the Company Stockholders, and recommend the adoption by the Company Stockholders of, this Agreement.
(iii)   The Company Board, acting upon the recommendation of the Special Committee, at a meeting duly called and held at which all of the directors of the Company were present, duly and unanimously adopted resolutions (A) approving, adopting and declaring advisable this Agreement, the Merger and the other transactions contemplated by this Agreement, (B) declaring that it is advisable, fair to and in the best interests of the Company that the Company enter into this Agreement and consummate the Merger and the other transactions contemplated by this Agreement on the terms and subject to the conditions set forth in this Agreement, (C) directing that the adoption of this Agreement be submitted to a vote at a meeting of the Company Stockholders to be held as set forth in Section 5.01 and (D) recommending that the Company Stockholders adopt this Agreement (the “Company Board Recommendation”), which resolutions, except to the extent expressly permitted by Section 4.02, have not been rescinded, modified or withdrawn in any way.
(iv)   The execution and delivery of this Agreement, the consummation of the Merger and the other transactions contemplated by this Agreement and performance by the Company of its obligations hereunder do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation or to a loss of a benefit under, or result in the creation of any Lien (other than Permitted Liens) in or upon any of the properties or assets of the Company or any of its Subsidiaries under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under (including any right of a holder of a security of the Company or any of its Subsidiaries to require the Company or any of its Subsidiaries to acquire such security), any provision of (A) (1) the Company Charter or the Company Bylaws or (2) the certificate of incorporation or bylaws (or similar organizational documents) of any of its Subsidiaries, (B) any Material Contract or material Lease to or by which the Company or any of its Subsidiaries is a party or bound or to or by which any of their respective properties or assets are subject or bound or (C) subject to the governmental filings and other matters referred to in Section 3.01(d)(v) of the Company Letter, any (1) federal, state or local, domestic or foreign, statute, law, code, ordinance, rule or regulation of any Governmental Entity, including common law (each, a “Law”), assuming receipt of the Stockholder Approval and the adoption of this Agreement by Parent, as the sole stockholder of Sub, or (2) federal, state or local, domestic or foreign, judgment, injunction, order, writ or decree of any Governmental Entity (each, a “Judgment”), in each case, applicable to the Company or any of its Subsidiaries or their respective properties or assets, other than, in the case of clauses (A)(2), (B) and (C), any such conflicts, violations, breaches, defaults, terminations, cancelations, accelerations, losses, Liens, rights or entitlements that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or a Company Transaction Effect.
(v)   No consent, approval, order or authorization of, registration, declaration or filing with, or notice to, any federal, state or local, domestic or foreign, government or any court, administrative agency or commission or other governmental, quasi-governmental or regulatory authority or agency, domestic or foreign (a “Governmental Entity”), is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company, the consummation by the Company of the Merger and the other transactions contemplated by this Agreement or the performance by the Company of its obligations hereunder, except for (A) the filing of a premerger notification and report form by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the filings and receipt, termination or expiration, as applicable, of such other approvals or waiting periods required under the applicable Antitrust Laws and Foreign Investment Laws set forth in Section 3.01(d)(v) of the Company Letter, (B) the filing with the SEC of a proxy statement relating to the adoption of this Agreement by the Company Stockholders (as amended or supplemented from time to time, the “Proxy Statement”) and such reports under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), as may be required in connection with this Agreement and the Merger and the other transactions contemplated by this Agreement, (C) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business, (D) any filings required under the rules and regulations of Nasdaq and (E) such other consents, approvals, orders, authorizations, registrations, declarations, filings and notices the failure of which to be obtained or made would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or a Company Transaction Effect.
(e)   Company SEC Documents.
(i)   The Company has timely filed with or furnished to the SEC each report, schedule, form, statement or other document or filing required by applicable Law to be filed or furnished by the Company since the Lookback Date (such documents available on the SEC’s website or made available to Parent, together with all information incorporated therein by reference, the “Company SEC Documents”). Since the Lookback Date, no Subsidiary of the Company has been required to file or furnish any report, schedule, form, statement or other document with, or make any other filing with, or furnish any other material to, the SEC. As of their respective dates or, if amended or restated, as of the date of the last such amendment or restatement, each of the Company SEC Documents, in definitive form (to the extent that concept is applicable), complied as to form in all material respects with the requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”) and the Exchange Act, in each case, applicable to such Company SEC Document, and none of the Company SEC Documents at the time it was filed or furnished contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the extent that complete and correct copies are not available on the SEC’s website, the Company has made available to Parent copies of all comment letters received by the Company from the SEC since the Lookback Date and relating to the Company SEC Documents, together with all written responses of the Company thereto. As of the date of this Agreement, there are no outstanding or unresolved comments in such comment letters received by the Company from the SEC. As of the date of this Agreement, to the knowledge of the Company none of the Company SEC Documents is the subject of any ongoing review by the SEC.
(ii)   The financial statements (including the related notes) of the Company included in the Company SEC Documents complied, at the time the respective statements were filed, as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in all material respects in accordance with generally accepted accounting principles in effect from time to time in the United States of America (“GAAP”) (except, in the case of unaudited quarterly financial statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited quarterly financial statements, to normal year-end audit adjustments and the absence of complete footnotes).
(iii)   Except as set forth in the most recent audited financial statements (including the notes thereto) included in the Filed SEC Documents (the “Baseline Financials”), the Company and its Subsidiaries have no material liabilities or obligations of any nature (whether accrued, absolute or contingent) that would be required by GAAP to be reflected or reserved against on a consolidated balance sheet (or notes thereto) of the Company and its Subsidiaries, other than such liabilities or obligations (A) with respect to or arising from the transactions contemplated by this Agreement, (B) incurred in the ordinary course of business consistent with past practice after the date of the Baseline Financials, but prior to the date of this Agreement or (C) incurred on or after the date of this Agreement that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(iv)   The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, “SOX”) applicable to it.
(v)   The principal executive officer of the Company and the principal financial officer of the Company each has made all certifications required by Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of SOX, as applicable, with respect to the Company SEC Documents, and the statements contained in such certifications were accurate as of the date they were made. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in SOX.
(vi)   Neither the Company nor any of its Subsidiaries is a party to or bound by, or has any commitment to become a party to or bound by, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the SEC)), where the purpose or intended or known result or effect of such joint venture, partnership or Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company’s or any of its Subsidiaries’ published financial statements or other Company SEC Documents.
(vii)   The Company maintains “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) in compliance with the Exchange Act.
(viii)   The Company maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) in compliance with the Exchange Act.

(f)   Information Supplied.   None of the information included or incorporated by reference in the Proxy Statement will, at the date the Proxy Statement is first mailed to the Company Stockholders, at the time of the Stockholder Meeting or at the time of any amendment or supplement thereof, as amended or supplemented at such date or time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Parent or Sub specifically for inclusion or incorporation by reference in the Proxy Statement. The Proxy Statement, in definitive form, will comply as to form in all material respects with the requirements of the Exchange Act.
(g)   Absence of Certain Changes or Events.   From the date of the Baseline Financials to the date of this Agreement, except for the transactions contemplated by this Agreement and discussions and negotiations related thereto and the Company’s consideration of other strategic transactions and alternatives considered by the Company, (i) the Company and its Subsidiaries have conducted their respective businesses only in the ordinary course consistent in all material respects with past practice and (ii) there has not been any Material Adverse Effect or any Effect (including any Effect resulting from an occurrence prior to the date of the Baseline Financials) that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(h)   Litigation.   As of the date of this Agreement, there are no claims, actions, suits, litigation, arbitration or judicial, administrative or regulatory proceedings or investigations by or before any Governmental Entity (“Legal Proceedings”) pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries that, if resolved in accordance with plaintiff’s demands, would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or a Company Transaction Effect. As of the date of this Agreement, there is no (i) Judgment of any Governmental Entity or arbitrator outstanding against the Company or any of its Subsidiaries, or, (ii) to the knowledge of the Company, investigation, proceeding, notice of violation, order of forfeiture or complaint by any Governmental Entity involving the Company or any of its Subsidiaries, that in clauses (i) and (ii), would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or a Company Transaction Effect.
(i)   Contracts.
(i)   Section 3.01(i) of the Company Letter sets forth as of the date of this Agreement a complete and correct list of each of the following Contracts to which the Company or its Subsidiaries are bound:
(A)   any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC) with respect to the Company and its Subsidiaries (other than those Contracts required to be publicly filed with the SEC in accordance with Item 601(b)(10)(iii) of Regulation S-K promulgated by the SEC), taken as whole or any Contract that is of the type that would be required to be disclosed under Item 404(a) of Regulation S-K promulgated by the SEC under the Exchange Act;
(B)   any Contract that (1) materially limits the right or ability of the Company, any of its Subsidiaries or any affiliate of any of them to compete with any other person in any line of business or geographic region that is material to the Company and its Subsidiaries, taken as a whole (or that following the Effective Time would materially limit the right or the ability of Parent or its affiliates (other than the Company or any of its Subsidiaries) to engage in any line of business or compete in any geographic area), (2) prohibits the Company or any of its Subsidiaries from engaging in any business with any person or levying a material fine, charge or other payment for doing so, (3) obligates the Company or its Subsidiaries (or following the Effective Time, Parent or its Subsidiaries) to conduct business with any third party on a preferential or exclusive basis or which contains “most favored nation” rights or similar rights or (4) provides for a “sole source” or similar relationship or contains any provision that requires the purchase of all or substantially all of the Company’s or any of its Subsidiaries’ requirements from any third party, in the case of the foregoing clause (4), other than any such Contracts that are not material to the Company and its Subsidiaries, taken as a whole;

(C)   any Contract granting to any person an option or right of first refusal, right of first offer or similar preferential right to purchase, acquire, operate, sell, transfer, pledge or otherwise dispose of businesses or any material assets of the Company or any of its Subsidiaries;
(D)   any Contract relating to Indebtedness of the Company or any of its Subsidiaries having an outstanding principal amount in excess of $500,000 other than (1) accounts receivables and payables in the ordinary course of business, (2) loans to wholly owned Subsidiaries of the Company in the ordinary course of business and (3) extensions of credit to customers in the ordinary course of business;
(E)   any Contract to or by which the Company or any of its Subsidiaries is a party or bound providing for payments of royalties or revenue share payments to third parties with respect to any Intellectual Property in excess of $2,000,000 annually;
(F)   any Contract that is material to the Company and its Subsidiaries, taken as a whole, to or by which the Company or any of its Subsidiaries is a party or bound granting a third party any license, covenant-not-to-assert or other right with respect to, or materially restricting the Company’s or any of its Subsidiaries’ use, registration, or enforcement of, Intellectual Property, other than licenses for FOSS;
(G)   any Contract that is material to the Company and its Subsidiaries, taken as a whole, pursuant to which the Company or any of its Subsidiaries has been granted any license, covenant-not-to-assert or other right with respect to Intellectual Property, other than licenses for generally commercially available off-the-shelf Software or FOSS (such licenses for FOSS including, for the avoidance of doubt, contribution agreements applicable to third-party contributions to any portions of the Company products licensed as FOSS);
(H)   any partnership, joint venture, strategic alliance, profit sharing, stockholders agreement or limited liability company agreement (other than any such agreement solely between or among the Company and its wholly owned Subsidiaries) that is material to the Company and its Subsidiaries, taken as a whole;
(I)   any Contract that is material to the Company and its Subsidiaries, taken as a whole, to or by which the Company or any of its Subsidiaries is a party or bound that is with any Governmental Entity or is otherwise a Company Government Contract;
(J)   any Contract to or by which the Company or any of its Subsidiaries is a party or bound providing for the payment, increase or vesting of any material benefits or compensation in connection with the Merger (other than (1) Company Stock Plans and equity-based awards granted thereunder, (2) Benefit Plans and (3) Benefit Agreements);
(K)   any Contract to or by which the Company or any of its Subsidiaries is a party or bound providing for the acquisition or disposition of any assets (other than obligations set forth in the capital expenditure budget set forth on Section 4.01(a)(vii) of the Company Letter or acquisitions or dispositions of inventory in the ordinary course of business) or business (whether by merger, sale of stock, sale of assets or otherwise) that contains indemnities or other contingent obligations (including “earnout” or other contingent payment obligations) outstanding as of the date of this Agreement that are material to the Company or any of its Subsidiaries, taken as a whole;
(L)   any Contract that limits or restricts the ability of any of the Company or its wholly owned Subsidiaries to make distributions or declare or pay dividends in respect of its capital stock or membership interests, as the case may be;
(M)   the primary relationship Contract between the Company or any of its Subsidiaries and each of the twenty (20) largest customers of the Company and its Subsidiaries (determined on the basis of annual recurring revenue reported by the Company or any of its Subsidiaries in the four (4) consecutive fiscal quarter period ended September 30, 2025 (each such customer, a “Major Customer,” and each such Contract, a “Major Customer Contract”));

(N)   the ten (10) largest Contracts between the Company or any of its Subsidiaries and any suppliers of goods, services or personnel to the Company and its Subsidiaries (determined on the basis of amounts expensed by the Company or any of its Subsidiaries in the four (4) consecutive fiscal quarter period ended September 30, 2025 (each such licensor or other supplier, a “Major Supplier,” and each such Contract, a “Major Supplier Contract”));
(O)   any Contract between the Company or any of its Subsidiaries with any supplier of goods and services to the Company and its Subsidiaries for use in the Company’s products or services that involves expenses incurred by the Company or its Subsidiaries to such supplier in excess of $2,000,000 per year (other than purchase orders); and
(P)   any Contract that is reasonably expected to result in the payment or receipt of more than $8,000,000 by the Company or any of its Subsidiaries during the Company’s current fiscal year or that obligates the Company or any of its Subsidiaries to maintain or guarantee capital levels of any entity.
(Q)   The Contracts of the Company or any of its Subsidiaries of the type referred to in clauses (A) through (P) of this subsection (i) are collectively referred to in this Agreement as “Material Contracts.” The Company has, subject to applicable Law and redaction of competitively sensitive information or personally identifiable information, made available to Parent a complete and correct copy (in all material respects) of each of the Material Contracts as of the date of this Agreement (it being acknowledged by Parent and Sub that each Material Contract filed by the Company with the SEC in the Filed SEC Documents shall be deemed to have been made available to Parent and Sub), including all material amendments or waivers thereto. Except for matters that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (1) each Material Contract is in full force and effect (except for those Contracts that have expired in accordance with their terms) and is a legal, valid and binding agreement of the Company or such Subsidiary, as the case may be, and, to the knowledge of the Company, of each other party thereto, enforceable against the Company or such Subsidiary, as the case may be, and, to the knowledge of the Company, against the other party or parties thereto, in each case, in accordance with its terms, subject to the Bankruptcy Exceptions, (2) each of the Company and its Subsidiaries is not (with or without notice or lapse of time or both) in breach or default thereunder, and has not knowingly waived or failed to enforce any rights or benefits thereunder (other than in the ordinary course of business consistent with past practice), and, to the knowledge of the Company, no other party to any of the Material Contracts is (with or without notice or lapse of time or both) in breach in any material respect or default thereunder, (3) to the knowledge of the Company, as of the date of this Agreement, there has occurred no event giving (with or without notice or lapse of time or both) to others any right of termination, material amendment or cancelation of any Material Contract except as provided in Section 3.01(d)(iv) of the Company Letter, and (4) to the knowledge of the Company, there are no circumstances existing as of the date of this Agreement that would reasonably be expected to affect adversely the ability of the Company or any of its Subsidiaries to perform its material obligations under any Material Contract.
(ii)   As of the date of this Agreement, none of the Major Customers or Major Suppliers has terminated, failed to renew or requested in writing any material amendment to any of its Major Customer Contracts or Major Supplier Contracts, or any of its existing relationships (other than amendments in the ordinary course of business not adverse in any material respect to the Company or its Subsidiaries taken as a whole), with the Company or any of its Subsidiaries.
(j)   Permits; Compliance with Laws.   Except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or a Company Transaction Effect, the Company and its Subsidiaries have in effect all certificates, permits, licenses, franchises, approvals, concessions, qualifications, registrations, certifications and similar authorizations from any Governmental Entity (collectively, “Permits”) that are necessary for the Company and its Subsidiaries to own, lease or operate their properties and assets and to carry on their businesses as currently conducted. Except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or a Company Transaction Effect, each of the Company and its Subsidiaries is, and since the Lookback Date has been, in compliance with all applicable Laws and Judgments, and to the knowledge of the Company, no condition or state of facts exists that would reasonably be expected to give rise to a violation of, or a liability or default under, any applicable Law or Judgment. As of the date of this Agreement, except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or a Company Transaction Effect, (i) to the knowledge of the Company, neither the Company nor any of its Subsidiaries has received any written communication since the Lookback Date from any person that alleges that the Company or any of its Subsidiaries is not in compliance with, or is subject to liability under, any Permit, Law or Judgment or relating to the revocation or modification of any Permit, and (ii) to the knowledge of the Company, neither the Company nor any of its Subsidiaries has received any written notice that any investigation or review by any Governmental Entity is pending with respect to the Company or any of its Subsidiaries or any of the assets or operations of the Company or any of its Subsidiaries or that any such investigation or review is contemplated.
(k)   Environmental Matters.   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) each of the Company and its Subsidiaries is, and has been since the Lookback Date, in compliance with all Environmental Laws, and neither the Company nor any of its Subsidiaries has received any (A) communication alleging that the Company or such Subsidiary is in violation of, or may have liability under, any Environmental Law or (B) currently outstanding written request by any Governmental Entity for information pursuant to any Environmental Law; (ii) (A) each of the Company and its Subsidiaries possesses and is in compliance with all Permits required under Environmental Laws (“Environmental Permits”) for the conduct of its current operations, (B) all such Environmental Permits are valid and in good standing and (C) neither the Company nor any of its Subsidiaries has been advised in writing by any Governmental Entity of any actual or potential change in the status or terms and conditions of any such Environmental Permit; (iii) there are no Environmental Claims pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries; (iv) there has been no Release of or exposure to any Hazardous Material that would reasonably be expected to form the basis of any Environmental Claim against the Company or any of its Subsidiaries; (v) neither the Company nor any of its Subsidiaries has retained or assumed, either contractually or by operation of Law, any liabilities or obligations that would reasonably be expected to form the basis of any Environmental Claim against the Company or any of its Subsidiaries; and (vi) to the knowledge of the Company, there are no past or present events, conditions, circumstances, activities, practices, incidents, actions or plans that would reasonably be expected to form the basis of an Environmental Claim against the Company or any of its Subsidiaries.
For all purposes of this Agreement: (1) “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, Judgments, demands, directives, claims, Liens, investigations, proceedings or written or oral notices of noncompliance or violation by or from any person alleging liability of any kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resource damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification and injunctive relief) arising out of, based on or resulting from (x) the presence or Release of, or exposure to, any Hazardous Material at any location, or (y) the failure to comply with any Environmental Law; (2) “Environmental Law” means any Law, Judgment, legally binding agreement or Permit issued, promulgated or entered into by or with any Governmental Entity relating to pollution, protection of the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), natural resources, the climate, human health and safety (as it relates to exposure to Hazardous Materials) or the protection of endangered or threatened species; (3) “Hazardous Materials” means any petroleum or petroleum products, radioactive materials or wastes, asbestos in any form, polychlorinated biphenyls, hazardous or toxic substances and any other chemical, material, substance or waste that is prohibited, limited or regulated under any Environmental Law; and (4) “Release” means any actual or threatened release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within any building, structure, facility or fixture.
(l)   Labor Relations.   There are no collective bargaining agreements, labor union contracts, trade union agreements or other works council agreements to which the Company or any of its Subsidiaries is a party or by which any of them is bound. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since the Lookback Date, neither the Company nor any of its Subsidiaries has encountered any labor union organizing activity, or had any actual or, to the knowledge of the Company, threatened employee strikes, work stoppages, slowdowns or lockouts and, to the knowledge of the Company, no labor union organizing activity, strike, work stoppage, slowdown or lockout is threatened. As of the date of this Agreement, (i) none of the employees of the Company or any of its Subsidiaries is represented by any labor union, works council or similar organization with respect to his or her employment by the Company or such Subsidiary and (ii) the Company and its Subsidiaries do not have any obligation to inform or consult with any such employees or their representatives in respect of the Merger or the other transactions contemplated by this Agreement with respect to any such organization. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each of the Company and its Subsidiaries is, and since the Lookback Date has been, in compliance with all applicable Laws and Judgments relating to labor relations, employment and employment practices, including occupational safety and health standards, terms and conditions of employment, payment of wages, classification of employees, immigration, visa, work status, human rights, pay equity and workers’ compensation, and is not, and since the Lookback Date has not, engaged in any unfair labor practice. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries has received notice of any unfair labor practice charge or complaint against the Company or any of its Subsidiaries that is pending or, to the knowledge of the Company, threatened, in each case before the National Labor Relations Board or any comparable Governmental Entity. Since the Lookback Date, (i) no allegations of sexual harassment, misconduct, discrimination or retaliation have been made against any employee of the Company or its Subsidiaries at the Level 06 band level or above through the Company’s anonymous employee hotline or any formal human resources communication channels at the Company, and (ii) there are no actions, suits, or to the knowledge of the Company, investigations by any Governmental Entity or proceedings before any Governmental Entity, pending or, to the Company’s knowledge, threatened related to any allegations of sexual harassment, misconduct, discrimination or retaliation by any employee of the Company or its Subsidiaries at the Level 06 band level or above.
(m)   Employee Benefits Matters.
(i)   Section 3.01(m)(i) of the Company Letter sets forth a complete and correct list of all “employee welfare benefit plans” (as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), all “employee pension benefit plans” (as defined in Section 3(2) of ERISA) (each, a “Pension Plan”) and all other material Benefit Plans and material Benefit Agreements that, in each case, are in effect as of the date of this Agreement. The Company has delivered or made available to Parent complete and correct copies of the following with respect to each material Benefit Plan and each material Benefit Agreement, to the extent applicable: (A) such Benefit Plan and Benefit Agreement (or, in the case of any unwritten Benefit Plans or Benefit Agreements, written descriptions thereof), including any amendments thereto; (B) the most recent annual report, or such similar reports, statements, information returns or material correspondence required to be filed with, delivered to or received by any Governmental Entity; (C) the most recent summary plan description (if any), and any summary of material modifications; (D) each trust agreement and group annuity or insurance Contract and other funding or payment documents; and (E) the most recent actuarial valuations for each Benefit Plan. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (1) each Benefit Plan and Benefit Agreement has been administered, funded and, to the extent applicable, the assets of such Benefit Plan or Benefit Agreement have been invested in accordance with its terms and (2) the Company and its Subsidiaries and each Benefit Plan and Benefit Agreement are in compliance with applicable Law, including ERISA and the Code, and the terms of any applicable collective bargaining agreements or other labor union Contracts.
(ii)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) each Pension Plan intended to be tax qualified under the Code has been the subject of a favorable determination, qualification or opinion letter from the U.S. Internal Revenue Service (the “IRS”) to the effect that such Pension Plan is qualified and exempt from United States federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, no such letter has been revoked (nor, as of the date of this Agreement, has to the knowledge of the Company revocation been threatened) and no event has occurred since the date of the most recent such letter or application therefor relating to any such Pension Plan that could reasonably be expected to adversely affect the qualification of such Pension Plan or increase the costs relating thereto or require security under Section 307 of ERISA, and (B) each Benefit Plan required to have been approved by any non-United States

Governmental Entity (or intended to have been approved to obtain any beneficial tax or other status) has been so approved or timely submitted for approval, no such approval has been revoked (nor, as of the date of this Agreement, has to the knowledge of the Company revocation been threatened) and no event has occurred since the date of the most recent approval or application therefor relating to any such Benefit Plan that could reasonably be expected to affect any such approval relating thereto or increase the costs relating thereto.
(iii)   Neither the Company nor any Commonly Controlled Entity has sponsored, maintained, contributed to or been obligated to sponsor, maintain or contribute to, or has any actual or contingent liability under, any Benefit Plan that is a “defined benefit plan” (as defined in Section 3(35) of ERISA) or a “multiemployer plan” (within the meaning of Section 4001(a)(3) of ERISA), or that is subject to Section 302 or Title IV of ERISA or Section 412 of the Code or that is otherwise a defined benefit pension plan, and, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries could incur any liability with respect to any such plan (under Title IV of ERISA or otherwise).
(iv)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, no Benefit Plan or Benefit Agreement that provides welfare benefits, whether or not subject to ERISA (each, a “Welfare Plan”) provides benefits, and there are no understandings, written or oral, with respect to the provision of welfare benefits, after termination of employment, except where the cost thereof is borne entirely by the former employee (or his or her eligible dependents or beneficiaries) or as required by Section 4980B(f) of the Code or any similar state statute or foreign Law.
(v)   Except as provided in Section 5.04, the execution of this Agreement, the obtaining of Stockholder Approval and the consummation of the Merger and the other transactions contemplated by this Agreement will not, either alone or in combination with another event, (i) entitle any Company Personnel to severance pay, unemployment compensation or any other payment or benefit, except as expressly provided in this Agreement, (ii) accelerate the time of payment or vesting or increase the amount of compensation or benefits due any such Company Personnel, (iii) require the funding (through a grantor trust or otherwise) of any compensation or benefit or (iv) limit or restrict the Company’s ability to merge, amend or terminate any Benefit Plan or Benefit Agreement.
(vi)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries has received notice of any, and, to the knowledge of the Company, there are no, pending investigations by any Governmental Entity with respect to, or pending termination proceedings or other claims (except claims for benefits payable in the normal operation of the Benefit Plans and Benefit Agreements), suits or proceedings against or involving or asserting any rights or claims to benefits under, any Benefit Plan or Benefit Agreement.
(vii)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, with respect to each Benefit Plan, (A) there has not occurred any prohibited transaction in which the Company, any of its Subsidiaries or any of their respective directors, officers or employees or, to the knowledge of the Company, any trustee, administrator or other fiduciary of such Benefit Plan or trust created thereunder, in each case, who is not a director, officer or employee of the Company or any of its Subsidiaries (a “Non-Affiliate Plan Fiduciary”), has engaged that could subject the Company, any of its Subsidiaries or any of their respective directors, officers or employees or any Non-Affiliate Plan Fiduciary to the tax or penalty on prohibited transactions imposed by Section 4975 of the Code or the sanctions imposed under Title I of ERISA or any other applicable Law and (B) none of the Company, any of its Subsidiaries or any of their respective directors, officers or employees or, to the knowledge of the Company, any Non-Affiliate Plan Fiduciary, or any agent of any of the foregoing, has engaged in any transaction or acted in a manner, or failed to act in a manner, that could subject the Company, any of its Subsidiaries or any of their respective directors, officers or employees or any Non-Affiliate Plan Fiduciary to any liability for breach of fiduciary duty under ERISA or any other applicable Law. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there has been no “reportable event” (as such term is defined in Section 4043 of ERISA) for which the thirty (30)-day reporting requirement has not been waived with respect to any Benefit Plan during the last five (5) years, and no notice of a reportable event will be required to be filed in connection with the Merger or the other transactions contemplated by this Agreement.
(viii)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Benefit Plan and each Benefit Agreement is in compliance in all material respects with Section 409A of the Code.
(ix)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and each of its Subsidiaries have at all times acted consistently with their obligations under the Affordable Care Act, as amended, and the rules and regulations promulgated thereunder, including with respect to providing notice to employees, offering affordable, minimum value medical insurance coverage to substantially all of its full-time employees (within the meaning of Section 4980H of the Code) and otherwise in respect of the “Employer Shared Responsibility” provisions of Section 4980H of the Code, and neither Parent nor any of its affiliates is reasonably likely to have any liability from and after the Closing in connection with such Law, rules, regulations or provisions as they relate to the Company and its Subsidiaries. None of the Company or any of its Subsidiaries has attempted to maintain the grandfathered health plan status under the Affordable Care Act of any Benefit Plan.
(x)   No amount, economic benefit or other entitlement that could be received (whether in cash or property or the vesting of property) as a result of the Merger and the other transactions contemplated by this Agreement (alone or in combination with any other event, including any termination of employment on or following the Closing) by any person who is a “disqualified individual” (as such term is defined in Treasury Regulation Section 1.280G-1) with respect to the Company would be characterized as an “excess parachute payment” (as such term is defined in Section 280G(b)(1) of the Code). No person is entitled to any gross-up, make-whole or other additional payment from the Company or any of its Subsidiaries in respect of any tax (including federal, state, local and foreign income, excise and other taxes (including taxes imposed under Section 4999 or 409A of the Code)) or interest or penalty related thereto.
(n)   Taxes.   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (provided, that such exception shall not apply with respect to Section 3.01(n)(i)):
(i)   For the purposes of this Agreement: (A) “taxes” include all (1) federal, state and local (in each case, whether domestic or foreign) taxes, assessments, duties or similar charges of any kind in the nature of a tax, including all corporate franchise, income, sales, use, ad valorem, receipts, value-added, profits, license, withholding, employment, excise, property, net worth, capital gains, transfer, stamp, documentary, social security, payroll, environmental, alternative minimum, occupation, recapture and other taxes, and including any interest, penalties or additions imposed with respect thereto, and (2) liabilities for the payment of any amounts of the types described in clause (1) as a result of being a member of an affiliated, consolidated, combined, unitary or aggregate group, or as a transferee or successor or otherwise by operation of Law; (B) “taxing authority” means any Governmental Entity exercising authority in respect of the assessment or collection of any taxes; and (C) “tax return” means any federal, state or local (in each case, whether domestic or foreign) return, declaration, report, estimate, form, information return, statement (including any statement pursuant to Treasury Regulation Section 1.6011-4(a)) or other document in each case filed or required to be filed with a Governmental Entity relating to taxes (including any related or supporting information with respect thereto, any certificate, schedule or attachment thereto and including any amendment thereof).
(ii)   Each of the Company and its Subsidiaries has timely filed (taking into account all extensions) all tax returns required to be filed in the manner prescribed by applicable Law. All such tax returns are true, complete and correct in all respects. Each of the Company and its Subsidiaries has timely paid all taxes due from it or them with respect to the taxable periods covered by such tax returns and all other taxes due for which the Company or any of its Subsidiaries is liable (including as a transferee or successor), in each case, other than taxes contested in good faith through appropriate proceedings. The most recent financial statements contained in the Filed SEC Documents reflect an adequate reserve in accordance with GAAP for potential taxes payable by the Company and its Subsidiaries for all taxable periods and portions thereof through the date of such financial statements. Neither the Company nor any of its Subsidiaries has requested any extension of time within which to file any tax return which tax return has not yet been filed, other than extensions granted automatically.
(iii)   No tax return of the Company or any of its Subsidiaries is or has been under, or has been threatened in writing with, any audit or examination by any taxing authority which audit or examination has not been closed, and no written notice of such an audit or examination has been received by the Company or any of its Subsidiaries which audit or examination has not been closed. Each deficiency resulting from any audit or examination relating to taxes by any taxing authority has been timely paid and there is no deficiency, refund litigation, proposed adjustment or matter in controversy with respect to any taxes due and owing by the Company or any of its Subsidiaries (including as a transferee or successor, other than taxes contested in good faith through appropriate proceedings). No written claim has been made by a Governmental Entity that the Company or any of its Subsidiaries is subject to taxation in, or required to file tax returns in, a jurisdiction in which it does not currently file tax returns.
(iv)   There is no currently effective agreement or other document waiving any statute of limitations with respect to taxes or extending the period of assessment or collection of any taxes, and no power of attorney (other than a power of attorney authorizing an employee of the Company or its Subsidiaries to act on their behalf) with respect to any taxes has been filed with any taxing authority by or on behalf of the Company or any of its Subsidiaries that is still in effect.
(v)   No Liens for taxes exist with respect to any assets or properties of the Company or any of its Subsidiaries, except for Permitted Liens.
(vi)   Neither of the Company nor any of its Subsidiaries (A) is a party to, bound by or currently has any liability under any tax sharing agreement, tax indemnity agreement or similar agreement, arrangement or practice with respect to taxes (including any “closing agreement” pursuant to Section 7121 of the Code (or similar provision of state, local, or non-U.S. Law), or other similar agreement relating to taxes with any taxing authority) or (B) has any liability for the taxes of any person pursuant to Treasury Regulations Section 1.1502-6 (or similar provision of state, local, or non-U.S. tax Law) (other than a member of the consolidated U.S. federal income tax group of which the Company is the common parent) or as a transferee or successor, or otherwise by operation of Law, in the case of clause (A), other than customary agreements the primary purpose of which is not related to taxes.
(vii)   Neither of the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Time as a result of (A) the installment method of accounting, the completed contract method of accounting, the long-term contract method of accounting, the cash method of accounting or Section 481 of the Code, or any comparable provision of any tax Law, (B) prepaid amounts or deferred revenue received on or prior to the Effective Time, outside the ordinary course of business, (C) any change in method of accounting for a taxable period ending on or prior to the Effective Time, (D) any “closing agreement” as described in Section 7121 of the Code or similar provision of state, local, or non-U.S. Law executed on or prior to the Effective Time, or (E) any intercompany transactions or excess loss accounts described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local, or non-U.S. Law) with respect to a transaction or event occurring on or prior to the Effective Time.
(viii)   Each of the Company and its Subsidiaries has complied in all respects with all applicable Laws relating to the collection, payment and withholding of taxes required to have been collected, withheld or paid in connection with any amounts paid or owing to any employee, independent contractor, stockholder or other third party, and has, within the time and the manner prescribed by Law, collected, withheld from and paid over to the proper taxing authorities all such amounts required to be so collected, withheld and paid under applicable Laws.
(ix)   Neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in any distribution of stock qualifying or intended to qualify for tax-free treatment under Section 355 of the Code within the two (2)-year period ending on the date of this Agreement.

(x)   Neither the Company nor any of its Subsidiaries has ever participated in any “listed transaction,” as defined in Treasury Regulation Section 1.6011-4(b)(2) or similar provision of state, local, or non-U.S. Law.
(xi)   All related party transactions between or among the Company or any of its Subsidiaries are at arm’s length in compliance with Section 482 of the Code and the Treasury Regulations promulgated thereunder and any comparable provision of any tax Law.
(xii)   Section 3.01(n)(xii) of the Company Letter sets forth the U.S. federal income tax entity classification of each Subsidiary of the Company.
(o)   Real Properties.
(i)   Neither the Company nor any of its Subsidiaries currently owns in fee any real property or interests in real property. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each of the Company and its Subsidiaries has valid and enforceable leasehold interests in all of its Leased Real Property and leased tangible assets, free and clear of all Liens, except for (1) Liens for taxes not yet due and payable or due, but not yet delinquent, or that are being contested in good faith through appropriate proceedings and for which adequate reserves have been established in accordance with GAAP in the most recent financial statements contained in the Filed SEC Documents, (2) Liens for assessments and other governmental charges or landlords’, carriers’, warehousemen’s, mechanics’, repairmen’s, workers’ or similar Liens incurred in the ordinary course of business, consistent with past practice, in each case for sums not yet due and payable or due, but not delinquent or being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP in the most recent financial statements contained in the Filed SEC Documents, (3) Liens incurred in the ordinary course of business, consistent with past practice, in connection with workers’ compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return of money bonds and similar obligations, (4) FOSS licenses and any non-exclusive licenses of Intellectual Property entered into in the ordinary course of business, (5) Liens pursuant to the Company’s or its Subsidiaries’ existing Indebtedness, (6) Liens incurred in the ordinary course of business consistent with past practice that would not reasonably be expected to interfere adversely in a material way with the use of the properties or assets encumbered thereby, and (7) Liens imposed on the underlying fee interest in real property subject to a Lease (collectively, “Permitted Liens”). For clarity, the representations and warranties set forth in this Section 3.01(o) will not be deemed to be a representation or warranty of any kind with respect to Intellectual Property.
(ii)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Leased Real Property and tangible assets owned or leased by the Company and its Subsidiaries, or which they otherwise have the right to use, are sufficient (subject to normal wear and tear) to operate their businesses in substantially the same manner as they are currently conducted.
(iii)   Section 3.01(o)(iii) of the Company Letter sets forth a complete and correct list of all material real property and material interests in real property leased by the Company or any of its Subsidiaries (each such property, a “Leased Real Property”) and each lease, sublease or other agreement relating to such Leased Real Property (each such lease, sublease or other agreement, a “Lease”). A complete and correct copy of each Lease as of the date of this Agreement has been made available to Parent prior to the date of this Agreement.
(iv)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) each such Lease is a legal, valid and binding agreement of the Company or its Subsidiary, as the case may be, and, to the knowledge of the Company, of each other party thereto, enforceable against the Company or such Subsidiary, as the case may be, and, to the knowledge of the Company, against the other party or parties thereto, in each case, in accordance with its terms, except as enforceability thereof may be limited by the Bankruptcy Exceptions, and each such Lease is in full force and effect and (B) neither the Company nor its applicable Subsidiary, nor to the knowledge of the Company, any other party thereto, is in breach or default under any Lease.

(p)   Intellectual Property.
(i)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:
(A)   The Company and each of its Subsidiaries owns, or is licensed or otherwise has the right to use (in each case, free and clear of any Liens, other than Permitted Liens), all Intellectual Property necessary for or material to the conduct of its business as currently conducted.
(B)   Section 3.01(p)(i)(B) of the Company Letter contains a true and complete list of all registrations and applications issued by, filed with, or recorded by, any Governmental Entity for any Intellectual Property Rights owned by the Company or any of its Subsidiaries (the “Company Registered IP”), and all such Company Registered IP is subsisting, unexpired, and other than with respect to applications, to the knowledge of the Company, valid and enforceable. The Company or one of its Subsidiaries solely and exclusively owns all Intellectual Property owned or purported to be owned by them, including beneficial and record ownership of all Company Registered IP.
(C)   Since the Lookback Date, none of the Company or any of its Subsidiaries or any of its or their products or services has infringed upon or otherwise violated, or is infringing upon or otherwise violating, the Intellectual Property Rights of any person, and no person has challenged in writing to the Company or any of its Subsidiaries or a Governmental Entity or is challenging in writing to the Company or any of its Subsidiaries or a Governmental Entity the ownership, validity or enforceability of any Intellectual Property Rights owned by the Company or any of its Subsidiaries.
(D)   There is no suit, claim, action, investigation or proceeding currently pending, or threatened in writing against the Company or any of its Subsidiaries with respect to, and since the Lookback Date neither the Company nor any of its Subsidiaries has been notified in writing of, any possible infringement or other violation by the Company or any of its Subsidiaries or any of its or their products or services of the Intellectual Property Rights of any person.
(E)   Since the Lookback Date, to the knowledge of the Company, no person or any product or service of any person has infringed or violated or is infringing upon or otherwise violating any Intellectual Property Rights of the Company or any of its Subsidiaries, in any manner that would reasonably be expected to be material to the Company, taken as a whole.
(F)   The Company and its Subsidiaries have taken reasonable measures to maintain the confidentiality of the material trade secrets included in their Intellectual Property (other than distribution of Software source code under FOSS licenses in the ordinary course).
(G)   To the extent Third Party Software (other than FOSS) is distributed or utilized in connection with products and services provided to customers of the Company or any of its Subsidiaries, (1) all necessary licenses have been obtained therefor, and the Company and its Subsidiaries are in compliance therewith, and (2) no royalties or revenue share payments are due therefor (or such royalties and revenue share payments are identified in Section 3.01(p)(i)(G)(2) of the Company Letter).
(H)   The Company and its Subsidiaries are in material compliance with all FOSS licenses granted to the Company or its Subsidiaries with respect to Third Party Software that is distributed or utilized in connection with products and services provided to customers of the Company or any of its Subsidiaries.
(I)   The Software owned by the Company or any of its Subsidiaries or, to the Company’s knowledge, otherwise, that is included in the Company’s or any of its Subsidiary’s products and services provided to customers of the Company or any of its Subsidiaries does not contain or incorporate any malware, viruses, “trojan horses,” worms, disabling code, or similar devices, software routines or code intended to materially impair, disable, erase or otherwise impede the normal or intended operation of Software or hardware, designed to permit unauthorized access or unauthorized transmission of information, or to otherwise contaminate, corrupt or damage information technology systems or architecture, in each case excluding any mechanisms implemented by the Company which are used to validate or ensure that an end user does not exceed the scope of its license (but which do not automatically disable the operation of such Software). The Company takes reasonable measures to ensure such Software remains free of any of the foregoing.
(J)   Neither the Company nor any of its Subsidiaries is a member or promoter of, or a contributor to, or made any commitments or agreements regarding, any patent pool, industry standards body, standard-setting organization or other similar organization (other than any organization dedicated to the distribution or licensing of FOSS), in each case that requires or obligates the Company or any of its Subsidiaries to grant or offer to any other person any license or other right to any Intellectual Property Rights.
(ii)   There are no Contracts to which the Company or any of its Subsidiaries are bound that directly or indirectly grant or purport to grant any material license, covenant-not-to-assert or other right with respect to Intellectual Property Rights of any affiliate (including any future affiliates) of the Company that is not a Subsidiary of the Company.
(iii)   For purposes of this Agreement, (A) “Intellectual Property” means Intellectual Property Rights and Technology, collectively, and (B) “Intellectual Property Rights” means any and all intellectual property and proprietary rights arising in any jurisdiction throughout the world, including all rights in, arising out of or associated with any of the following: (1) trademarks, service marks, brand names, certification marks, trade dress, assumed names, trade names and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application (collectively, “Trademarks”); (2) patents, applications for patents (including divisions, provisionals, continuations, continuations in-part and renewal applications), similar rights in inventions and discoveries, and any renewals, extensions or reissues thereof; (3) common law and statutory rights associated with non-public information, trade secrets, confidential and proprietary information, and know-how; (4) copyrights, copyright registrations and applications therefor (and any renewals or extensions thereof), rights in works of authorship, whether copyrightable or not, rights (including database rights) in Software, Software documentation, algorithms, models, technical data, data structures, mask works, mask work registrations and applications therefor (and any renewals or extensions thereof), and all moral and economic rights of authors and inventors, in any jurisdiction; (5) Internet domain name applications and registrations, (6) any similar intellectual property or proprietary rights to any of the foregoing; and (7) any claims or causes of action (pending, threatened or which could be filed) arising out of any infringement or misappropriation of any of the foregoing; provided, however, “Intellectual Property” shall not include any Personal Information and “Intellectual Property Rights” shall not include any rights under any Privacy and Data Security Law; (C) “Technology” means any form of technology or content, including any or all of the following: (1) published and unpublished works of authorship, Software documentation, records, research records, records of invention, test information, market surveys, algorithms, models, technical data, data structures, technical data compilations and databases, (2) inventions, invention disclosures, discoveries, improvements, formulae, processes, in any jurisdiction, whether patentable or not, and rights in any jurisdiction to limit the use or disclosure thereof by any person, or procedures, (3) proprietary and confidential information or ideas, and (4) any and all tangible embodiments of Intellectual Property Rights; (D) “Software” means all types of computer software programs, including operating systems, application programs, software tools, Firmware and software imbedded in equipment, including both object code and source code; the term “Software” shall also include all written or electronic data, documentation and materials that explain the structure or use of Software or that were used in the development of Software, including software specifications, or are used in the operation of the Software, including logic diagrams, flow charts, procedural diagrams, error reports, manuals and training materials, look-up tables and technical databases; the term “Firmware” shall include all types of firmware, firmware specifications, masks, circuit layouts, hardware and hardware descriptions; (E) “Third Party Software” means Software with respect to which a third party holds any copyright or other ownership right (and, therefore, such Software is not owned exclusively by the Company or any of its Subsidiaries); and (F) “FOSS” means any Software licensed and distributed under a license listed by the Open Source

Initiative as an approved license at https://opensource.org/licenses/alphabetical and that satisfies the “Open Source Definition” provided by the Open Source Initiative at https://opensource.org/osd as of the date of this Agreement, or a license listed by the Free Software Foundation as a free software license at https://www.gnu.org/licenses/license-list.html#SoftwareLicenses and that satisfies the “Free Software Definition” provided by the Free Software Foundation at https://www.gnu.org/philosophy/free-sw.en.html as of the date of this Agreement, in each case, if matching source code for the Software is available for distribution to the general public free of charge under one of the foregoing licenses.
(q)   Information Technology; Privacy and Data Security.
(i)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries have implemented industry standard measures designed to protect the information technology systems currently maintained and in the control of the Company and its Subsidiaries and used by the Company and its Subsidiaries in the conduct of their businesses (the “IT Systems”). Except as would not reasonably be expected to be material, the IT Systems are in working condition and have not malfunctioned or failed in the three (3)-year period prior to the date of this Agreement. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there have been no material breaches of the security of the IT Systems in the three (3)-year period prior to the date of this Agreement.
(ii)   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, with respect to each third party performing services for and on behalf of the Company, or any of its Subsidiaries, that has access to any IT System or processes Personal Information, the Company has (1) undertaken reasonable diligence regarding such third party’s information security practices; (2) obtained one or more written agreements from such person that bind such third party to (A) implement reasonable and appropriate means for protecting the IT Systems and Personal Information from security incidents and unauthorized use or processing; (B) notify the Company of any security incidents or unauthorized use or processing involving any IT System or Personal Information; and (C) comply with applicable Privacy and Data Security Laws; and (3) implemented a process designed to verify the continued compliance of the contractual obligations in subsection (2).
(iii)   The Company and its Subsidiaries have not: (1) authorized any Company Source Code to reside on servers located in a Focus Country; (2) authorized any Company Source Code to be accessed from or within a Focus Country; (3) conducted product or solution development, testing or the like in a Focus Country that would require access to Company Source Code; or (4) placed or distributed Company Source Code in any jurisdiction where Law or interpretation of Law requires disclosure of Company Source Code to any third party. For purposes of this agreement: (A) “Company Source Code” means human readable programming code that developers use to develop or maintain a product, but that is not delivered to end users in the normal course of the product’s commercial distribution or use and is either owned or purported to be owned by the Company or any of its Subsidiaries; provided, that, for the foregoing subsections (1) and (2), “Company Source Code” excludes FOSS, and (B) “Focus Country” means each of Afghanistan, Armenia, Azerbaijan, Belarus, Burundi, Eritrea, Georgia, Guinea, Iraq, Kazakhstan, Kyrgyzstan, Lebanon, Libya, Macau, Moldova, Mongolia, People’s Republic of China (including Hong Kong), Russia, Somalia, Tajikistan, Turkmenistan, Ukraine, Uzbekistan, Venezuela, Vietnam, and Yemen. Focus Country also includes any country embargoed by the United States government, including Crimea, Cuba, Iran, North Korea, Sudan, and Syria.
(iv)   The Company and its Subsidiaries have (A) complied with applicable Privacy and Data Security Laws and (B) obtained, to the extent required by applicable Privacy and Data Security Laws, the right to use and disclose Personal Information as such Personal Information is used and disclosed by the Company and its Subsidiaries in connection with the operation of the business of the Company and its Subsidiaries, in each case, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(v)   Neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated by this Agreement will result in any violation by the Company and its Subsidiaries of any Privacy and Data Security Law, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, immediately following the consummation of the transactions contemplated by this Agreement, the Company and its Subsidiaries will have substantially the same rights to use the Personal Information as currently used by the Company and its Subsidiaries in connection with the operation of their business immediately prior to the consummation of the Merger.
(vi)   The Company and its Subsidiaries have implemented industry standard safeguards designed to protect the Personal Information that is maintained by the Company and its Subsidiaries. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since the Lookback Date, there have been no breaches or unauthorized disclosures of any Personal Information in the control or possession of the Company and its Subsidiaries, or, to the knowledge of the Company, of any Personal Information held or processed on the Company’s and Subsidiaries’ behalf. There have been no Legal Proceedings pending or, to the knowledge of the Company, asserted or threatened against the Company or any Subsidiaries by any person alleging a violation of any applicable Privacy and Data Security Law in connection with the Company’s or any of its Subsidiaries’ collection, use, transfer, or processing of Personal Information, and neither the Company nor any of its Subsidiaries has been required under any applicable Privacy and Data Security Law to provide any notices to data owners in connection with a breach or unauthorized disclosure of Personal Information, in each case, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(r)   Insurance.   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) the Company or its Subsidiaries maintain policies of fire and casualty, liability and other forms of insurance in such amounts, with such deductibles and against such risks and losses, as are customary for businesses in the Company’s and its Subsidiaries’ business, (ii) all such policies are in full force and effect, all premiums due and payable thereon have been paid, and no notice of cancelation or termination has been received with respect to any such policy which has not been replaced on substantially similar terms prior to the date of such cancelation, (iii) the Company and each of its Subsidiaries maintain mandatory insurance policies as required by applicable Law and (iv) there is no claim pending under any such policies as to which coverage has been questioned, denied or disputed.
(s)   Regulatory Matters.
(i)   Since January 1, 2021, except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, (i) neither the Company nor any of its Subsidiaries has, nor, to the knowledge of the Company, have any Company Representatives or any other person acting on their behalf (while acting on behalf of the Company or its Subsidiaries), violated any Anti-Corruption Laws and (ii) neither the Company nor any of its Subsidiaries has, nor, to the knowledge of the Company, have any Company Representatives or any other person acting on their behalf (while acting on behalf of the Company or its Subsidiaries), offered, paid, promised to pay, or authorized the payment of, anything of value, including, but not limited to, cash, checks, wire transfers, tangible and intangible gifts, favors, services, and those entertainment and travel expenses that go beyond what is reasonable and customary and of modest value to any (a) officer, director, employee or agent of a Governmental Entity (including any partially or wholly state-owned or controlled enterprise); (b) political party, political party official, candidate for political office or member of a royal family; (c) officer, director, employee or agent of a public international organization (including the World Bank, United Nations and the European Union); or (d) person acting for or on behalf of any such Governmental Entity (any such person, a “Government Official”) or to any person under circumstances where the Company, any Subsidiary of the Company or any Company Representative knew or ought reasonably to have known (after due and proper inquiry) that all or a portion of such money or thing of value would be offered, given, or promised, directly or indirectly, to a Government Official (A) corruptly for the purpose of (1) influencing any act or decision of a Government Official in his or her official capacity, (2) inducing a Government Official to do or omit to do any act in violation of his or her lawful duties, (3) securing any improper advantage, (4) inducing a Government Official to influence or affect any act or decision of any Governmental Entity or (5) assisting the Company, any Subsidiary of the Company, or any Company Representative or any other person acting on their behalf in obtaining or retaining business for or with, or directing business to, the Company or any Subsidiary of the Company or (B) in a manner which would constitute or have the purpose or effect of public or commercial bribery or corruption, acceptance of, or acquiescence in extortion, kickbacks, or other unlawful or improper means of obtaining business or any improper advantage, in each of (A) and (B) in violation of Anti-Corruption Laws.
(ii)   Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, (A) the Company and each of its Subsidiaries are, and at all times since January 1, 2021 have been, in compliance with all applicable Economic Sanctions/Trade Laws and all applicable Money Laundering Laws and (B) the Company and each of its Subsidiaries do not carry on, and have not since January 1, 2021, carried on any business, directly or knowingly indirectly, involving Cuba, Iran, Syria, North Korea, the Crimea region, or the so-called Donetsk or Luhansk People’s Republics in violation of applicable Economic Sanctions/Trade Laws.
(iii)   Since January 1, 2021, except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, (A) neither the Company nor any of its Subsidiaries has conducted or initiated any internal investigation, review or audit, or made a voluntary, directed, or involuntary disclosure to any Governmental Entity with respect to any alleged act or omission arising under or relating to any noncompliance with any applicable Anti-Corruption Law, Economic Sanctions/Trade Law, or Money Laundering Law, (B) neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any of their directors, officers, employees, agents or any other person acting on their behalf (while acting on behalf of the Company or its Subsidiaries), received any written notice, request or citation for any actual or potential noncompliance with any applicable Anti-Corruption Law, Economic Sanctions/Trade Law or Money Laundering Law and (C) the Company and its Subsidiaries have implemented and maintained internal controls, policies and procedures reasonably designed to detect, prevent and deter violations of Anti-Corruption Laws, Economic Sanctions/Trade Laws and Money Laundering Laws.
(iv)   For purposes of this Agreement:
(A)   ”Anti-Corruption Laws” means any applicable Law for the prevention or punishment of public or commercial corruption and bribery, including the U.S. Foreign Corrupt Practices Act of 1977, U.K. Bribery Act 2010, and any applicable anti-corruption or anti-bribery Law of any other applicable jurisdiction.
(B)   ”Economic Sanctions/Trade Laws” means all applicable Laws relating to anti-terrorism, the importation of goods, export controls and Sanctions Targets, including prohibited or restricted international trade and financial transactions and lists maintained by Governmental Entity targeting certain countries, territories, entities or persons. Applicable Laws include (1) any of the Trading With the Enemy Act, the International Emergency Economic Powers Act, the United Nations Participation Act, or the Syria Accountability and Lebanese Sovereignty Act or regulations of the U.S. Treasury Department Office of Foreign Assets Controls (“OFAC”), or any export control Law, or any enabling legislation or executive order relating to any of the above, as collectively interpreted and applied by the U.S. Government at the prevailing point in time, (2) any U.S. sanctions related to or administered by the U.S. Department of State and (3) any sanctions measures or embargoes imposed by the United Nations Security Council, His Majesty’s Treasury or the European Union.
(C)   ”Money Laundering Laws” means any Law governing financial recordkeeping and reporting requirements, including the U.S. Currency and Foreign Transaction Reporting Act of 1970, the U.S. Money Laundering Control Act of 1986, and any applicable money laundering-related Laws of other jurisdictions where the Company and its Subsidiaries conduct business, conduct financial transactions or own assets.
(D)   ”Sanctions Target” means: (1) any country or territory that is the target of Economic Sanctions/Trade Laws, including, as of the date of this Agreement, Iran, Cuba, Syria, the Crimea region of Ukraine, North Korea, and the so-called Donetsk or Luhansk People’s Republics; (2) the government of Venezuela; (3) a person that is on the list of Specially Designated Nationals and

Blocked Persons published by OFAC, or any list of sanctioned or restricted persons issued by the OFAC, the U.S. Department of State, or the U.S. Department of Commerce; (4) a person that is located in, resident in, or organized under the Laws of a country or territory that is identified as the subject of country-wide or territory-wide Economic Sanctions/Trade Laws or the government or any agency or instrumentality of the government of any such country or territory; or (5) a person owned fifty percent (50%) or more or, where relevant under applicable Law, controlled by a person identified in clauses (1) through (4) above.
(t)   Government Contracts.
(i)   Except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or a Company Transaction Effect, (i) each Company Government Contract was legally awarded, (ii) to the knowledge of the Company, no Company Government Contract or proposal for the award of a Company Government Contract is, as of the date hereof, the subject of bid or award protest proceedings, and (iii) neither the Company nor any of its Subsidiaries is in breach of or default under the terms of any Company Government Contract. Except as would not reasonably be expected to have a Material Adverse Effect, since the Lookback Date, (A) all facts set forth or acknowledged by any representations, certifications or statements made or submitted by or on behalf of the Company or any Subsidiary in connection with any Company Government Contract or Company Government Bid were true, accurate and complete as of the date of submission and made by an authorized representative of the Company or any of its Subsidiaries and (B) neither any Governmental Entity nor any prime contractor or higher-tier subcontractor has notified the Company or any of its Subsidiaries in writing that the Company or any of its Subsidiaries has, or is alleged to have, breached or violated any Law, representation, certification, disclosure, clause, provision or requirement pertaining to any Company Government Contract. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since the Lookback Date, (1) no costs incurred by the Company or any of its Subsidiaries pertaining to any Company Government Contract have been deemed finally disallowed in writing by a Governmental Entity or, to the knowledge of the Company, proposed for disallowance and (2) no payment due to the Company or any of its Subsidiaries pertaining to any Company Government Contract has been withheld or set off, nor, to the knowledge of the Company, has any claim been made to withhold or set off any such payment.
(ii)   For purposes of this Agreement:
(A)   ”Company Government Bid” means any quotation, offer, bid or proposal made by the Company or any of its Subsidiaries that, if accepted, would result in a Company Government Contract.
(B)   ”Company Government Contract” means a Contract between the Company or any of its Subsidiaries and any Governmental Entity, or any prime contractor or higher-tier subcontractor of a Governmental Entity in its capacity as a prime contractor or higher-tier subcontractor with respect to any such Contract.
(u)   State Takeover Statutes.   Assuming that the representations of Parent and Sub set forth in Section 3.02(f) are true and correct, the Company and the Company Board have taken all action necessary to render inapplicable to this Agreement, the Merger, the Voting Agreement, the other transactions contemplated by this Agreement and compliance with the terms of this Agreement and the Voting Agreement, the restrictions on transactions with an “interested stockholder” of the Company within the meaning of Section 203 of the DGCL, to the extent, if any, such restrictions would otherwise be applicable to this Agreement, the Merger, the Voting Agreement, the other transactions contemplated by this Agreement and compliance with the terms of this Agreement and the Voting Agreement. No other takeover or similar Law, statute or regulation is applicable to this Agreement, the Voting Agreement, the Merger, the other transactions contemplated by this Agreement or compliance with the terms of this Agreement and the Voting Agreement.
(v)   Voting Requirements.   The affirmative vote at the Stockholder Meeting of a majority of the voting power of all outstanding shares of Company Common Stock entitled to vote in favor of adopting this Agreement, voting as a single class (the “Stockholder Approval”), is the only vote of the holders of any class or series of the Company’s capital stock necessary (under applicable Law, the Company Charter, the Company Bylaws or otherwise) to approve or adopt this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement. No separate class vote of holders of shares of Class A Common Stock or Class B Common Stock is required in connection with the transactions contemplated under this Agreement.
(w)   Brokers; Schedule of Fees and Expenses.   No broker, investment banker, financial advisor or other person, other than Morgan Stanley & Co. LLC (“Morgan Stanley”), is entitled to any broker’s, finder’s or financial advisor’s or other similar fee or commission in connection with the Merger and the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Subsidiaries. The Company has delivered to Parent complete and correct copies of all agreements under which such fee or commission is payable and all indemnification and other agreements related to the engagement of the persons to whom any such fee is payable.
(x)   Opinion of Financial Advisor.   The Company Board has received the written opinion (or an oral opinion to be confirmed in writing) of Morgan Stanley to the effect that, as of the date of such opinion, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley in rendering its opinion, the Merger Consideration to be received by the holders of shares of the Company Common Stock (other than as set forth therein) pursuant to this Agreement is fair from a financial point of view to such holders of shares of the Company Common Stock. A written copy of such opinion will be provided promptly after the execution of this Agreement (on a confidential basis and solely for informational purposes) to Parent by the Company (it being understood and agreed that such opinion is for the benefit of the Company Board only and may not be relied upon by Parent or Sub).
(y)   No Other Representations and Warranties.
(i)   Except for the representations and warranties expressly set forth in this Section 3.01, those made by the Company in the Voting Agreement, those made by the Specified Stockholders in the Voting Agreement or in a certificate delivered pursuant to this Agreement, neither the Company nor any other person on behalf of the Company or its Subsidiaries makes any express or implied representation or warranty with respect to the Company or its Subsidiaries or with respect to any other information provided to Parent, Sub or any of their affiliates or representatives, including, but not limited to, its business, operations, assets, liabilities, conditions (financial or otherwise) or prospects, in connection with the transactions contemplated by this Agreement, including the Merger.
(ii)   The Company acknowledges and agrees that, except for the representations and warranties of Parent and Sub expressly set forth in Section 3.02, the Voting Agreement or in a certificate delivered pursuant to this Agreement, (1) none of Parent, Sub or any of their affiliates is making and none of them has made any representations or warranties (express or implied) relating to itself or its business, operations, assets, liabilities, conditions (financial or otherwise) or prospects or otherwise in connection with the transactions contemplated by this Agreement, including the Merger, and none of the Company or its affiliates or representatives is relying on any representation or warranty of Parent, Sub or any of their affiliates except for those expressly set forth in Section 3.02 or the Voting Agreement and (2) no person has been authorized by Parent, Sub or any of their affiliates to make any representation or warranty relating to Parent, Sub or any of their affiliates or their respective businesses or otherwise in connection with the transactions contemplated by this Agreement, including the Merger, except for those expressly set forth in Section 3.02 or the Voting Agreement, and if made, such representation or warranty has not been and shall not be relied upon by the Company, except for those expressly set forth in Section 3.02 or the Voting Agreement.
(iii)   Except as otherwise expressly provided in this Agreement and to the extent any such information is expressly included in a representation or warranty contained in Section 3.01 or the Company Letter, Parent and Sub agree and acknowledge that, in connection with the Merger and the other transactions contemplated by this Agreement, neither the Company nor any other person will have or be subject to any liability or obligation to Parent, Sub or any of their representatives resulting from the distribution or failure to distribute to Parent or Sub, or Parent’s or Sub’s use of, any such information, including any information, documents, projections, estimates, forecasts or other material, made available to Parent or Sub in any format, including in an electronic data room maintained by the Company in connection with the Merger, or management presentations in expectation of the transactions contemplated by this Agreement.
Section 3.02    Representations and Warranties of Parent and Sub.   Parent and Sub represent and warrant to the Company as follows:
(a)   Organization.   Each of Parent and Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization and has all requisite corporate power and authority to carry on its business as currently conducted.
(b)   Authority; Noncontravention.
(i)   Each of Parent and Sub has the requisite corporate power and authority to execute and deliver this Agreement, to consummate the Merger and the other transactions contemplated by this Agreement, and to comply with the provisions of this Agreement (subject, in the case of the Merger, to the adoption of this Agreement by Parent, as the sole stockholder of Sub). The execution and delivery of this Agreement by Parent and Sub, the consummation by Parent and Sub of the Merger and the other transactions contemplated by this Agreement, and the compliance by Parent and Sub with the provisions of this Agreement have been duly authorized by all necessary corporate action on the part of Parent and Sub, and no other corporate proceedings on the part of Parent or Sub are necessary to authorize this Agreement, to comply with the terms of this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement (subject, in the case of the Merger, to the adoption of this Agreement by Parent, as the sole stockholder of Sub). This Agreement has been duly executed and delivered by Parent and Sub, as applicable, and, assuming the due execution and delivery of this Agreement by the Company, constitutes a valid and binding obligation of Parent and Sub, as applicable, enforceable against Parent and Sub, as applicable, in accordance with its terms, subject to the Bankruptcy Exceptions.
(ii)   The execution and delivery of this Agreement, the consummation of the Merger and the other transactions contemplated by this Agreement and the compliance by Parent and Sub with the provisions of this Agreement do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of, or result in, termination, cancelation or acceleration of, any obligation or to a loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of Parent or Sub under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (A) the certificate of incorporation or bylaws (or similar organizational documents) of Parent or Sub, (B) any Contract or Permit to or by which Parent or Sub is a party or bound or to or by which their respective properties or assets are subject or bound or otherwise under which Parent or Sub has rights or benefits or (C) subject to the governmental filings and other matters referred to in Section 3.02(b)(iii), any Law (assuming receipt of the Stockholder Approval and the adoption of this Agreement by Parent, as the sole stockholder of Sub) or Judgment, in each case, applicable to Parent or Sub or their respective properties or assets, other than, in the case of clauses (B) and (C) above, any such conflicts, violations, breaches, defaults, terminations, cancelations, accelerations, losses, Liens, rights or entitlements that, individually or in the aggregate, would not reasonably be expected to prevent, materially impair, or materially delay beyond the Termination Date, the consummation of the Merger.
(iii)   No consent, approval, order or authorization of, registration, declaration or filing with, or notice to, any Governmental Entity is required by or with respect to Parent or Sub in connection with the execution and delivery of this Agreement by Parent and Sub, the consummation by Parent and Sub of the Merger or the other transactions contemplated by this Agreement, or the compliance by Parent and Sub with the provisions of this Agreement, except for (A) the filing of a premerger notification and report form under the HSR Act and the filings and receipt, termination or expiration, as applicable, of such other approvals or waiting periods required under the applicable Antitrust Laws and Foreign Investment Laws set forth in Section 3.02(b)(iii) of the Company Letter, (B) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which the Company or any of its Subsidiaries is qualified to do business and (C) such other consents, approvals, orders, authorizations, registrations, declarations, filings and notices, the failure of which to be obtained or made, individually or in the aggregate, would not reasonably be expected to prevent, materially impair, or materially delay beyond the Termination Date, the consummation of the Merger.
(c)   Information Supplied.   None of the information supplied or to be supplied by Parent or Sub specifically for inclusion or incorporation by reference in the Proxy Statement will, at the date the Proxy Statement is first mailed to the Company Stockholders, at the time of the Stockholder Meeting or at the time of any amendment or supplement thereof, as amended or supplemented at such date or time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
(d)   Interim Operations of Sub.   Sub was formed solely for the purpose of engaging in the Merger and the other transactions contemplated by this Agreement and has engaged in no business other than in connection with the Merger and the other transactions contemplated by this Agreement.
(e)   Sufficient Funds.   Parent and Sub have, and will have available to them at the Effective Time, sufficient funds to perform all of their respective obligations under this Agreement to consummate the Merger and the other transactions contemplated by this Agreement, including payment in full of the Merger Consideration and the amounts payable to the holders of Cash-Out Stock Options and Cash-Out RSUs and to pay all associated fees, costs and expenses.
(f)   State Takeover Statutes.   None of Parent, Sub or any other affiliate of Parent or Sub is, or during the three (3) years prior to the date of this Agreement has been, an “interested stockholder” with respect to the Company, as those terms are used in Section 203 of the DGCL.
(g)   No Other Representations and Warranties.
(i)   Except for the representations and warranties of Parent and Sub expressly set forth in this Section 3.02, the Voting Agreement or in a certificate delivered pursuant to this Agreement, none of Parent, Sub or any other person on behalf of Parent or Sub makes any express or implied representation or warranty with respect to Parent or Sub or with respect to any other information provided to the Company or any of its Subsidiaries, affiliates or Company Representatives in connection with the transactions contemplated by this Agreement, including the Merger.
(ii)   Parent and Sub acknowledge and agree that, except for the representations and warranties expressly set forth in Section 3.01, those made by the Company in the Voting Agreement, those made by the Specified Stockholders in the Voting Agreement, or in a certificate delivered pursuant to this Agreement, (1) none of the Company or any of its affiliates is making and none of them has made any representations or warranties (express or implied) relating to itself or its business, operations, assets, liabilities, conditions (financial or otherwise) or prospects or otherwise in connection with the transactions contemplated by this Agreement, including the Merger, and none of Parent, Sub or their respective affiliates or representatives is relying on any representation or warranty of the Company or any of its affiliates except for those expressly set forth in Section 3.01, those made by the Company in the Voting Agreement, or those made by the Specified Stockholders in the Voting Agreement and (2) no person has been authorized by the Company or any of its affiliates to make any representation or warranty relating to the Company or any of its affiliates or their respective businesses or otherwise in connection with the transactions contemplated by this Agreement, including the Merger, except for those expressly set forth in Section 3.01, those made by the Company in the Voting Agreement, or those made by the Specified Stockholders in the Voting Agreement, and if made, such representation or warranty, or the accuracy or completeness thereof, has not been and shall not be relied upon by Parent or Sub, except for those expressly set forth in Section 3.01, those made by the Company in the Voting Agreement, or those made by the Specified Stockholders in the Voting Agreement.
(iii)   Except as otherwise expressly provided in this Agreement and to the extent any such information is expressly included in a representation or warranty contained in Section 3.02, the Company agrees and acknowledges that, in connection with the Merger and the other transactions contemplated by this Agreement, neither Parent or Sub nor any other person will have or be subject to any liability or obligation to the Company or any other Company Representative resulting from the distribution or failure to distribute to the Company, or the Company’s use of, any such information, including any information, documents, projections, estimates, forecasts or other material, made available to the Company in any format in connection with the Merger or management presentations in expectation of the transactions contemplated by this Agreement.
ARTICLE IV
Covenants Relating to Conduct of Business
Section 4.01    Conduct of Business.
(a)   Conduct of Business by the Company.   During the period from the date of this Agreement to the Effective Time, except (i) with the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), (ii) as required by applicable Law, or (iii) as specifically contemplated by this Agreement or as set forth in Section 4.01(a) of the Company Letter, the Company shall, and shall cause each of its Subsidiaries to, use reasonable best efforts to carry on their respective businesses in all material respects in the ordinary course consistent with past practice and, to the extent consistent therewith, reasonable best efforts to keep available the services of their respective present officers, employees and software developers who are independent contractors, to substantially preserve their assets and technology, their relationships with customers, suppliers, licensors, licensees, distributors and other third parties having material business dealings with them. Without in any way limiting the generality of the foregoing, during the period from the date of this Agreement to the Effective Time, except (i) with the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), (ii) as required by applicable Law, or (iii) as specifically contemplated by this Agreement or as set forth in Section 4.01(a) of the Company Letter (with specific reference to the subsection of this Section 4.01(a) to which the information stated in such disclosure relates; provided that disclosure contained in any subsection of Section 4.01(a) of the Company Letter shall be deemed to be disclosed with respect to any other subsection of this Section 4.01(a) to the extent that it is reasonably apparent from the face of such disclosure that such disclosure is applicable to such other subsection), the Company shall not, and shall not permit any of its Subsidiaries to:
(i)   (A) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its capital stock or other equity or voting interests, except for dividends or distributions paid by any of its wholly owned Subsidiaries to the Company or other wholly owned Subsidiaries of the Company, (B) split, combine or reclassify any of its capital stock or other equity or voting interests, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity or voting interests, or (C) purchase, redeem or otherwise acquire any shares of capital stock, other equity or voting interests or any other securities of the Company or any of its Subsidiaries or any options, restricted shares, warrants, calls or rights to acquire any such shares or other securities (including any Stock Options or RSUs, except pursuant to the forfeiture conditions of such Stock Options or RSUs, or the cashless exercise or tax withholding provisions of such Stock Options or RSUs, in each case only if and to the extent permitted by the terms of such awards as in effect on the date of this Agreement), in each case, other than the exercise of the Capped Call Transactions in accordance with the terms there of;
(ii)   issue, deliver, sell, pledge or otherwise encumber any (A) shares of its capital stock, other equity or voting interests or Equity Equivalents (other than the issuance of shares of Company Common Stock upon the exercise of Stock Options or rights under the ESPP and the settlement of RSUs, in each case outstanding as of the date of this Agreement) or (B) securities convertible into, or exchangeable or exercisable for, or any options, warrants, calls or rights to acquire, any such stock, interests or Equity Equivalents;
(iii)   amend or propose to amend its or any of its Subsidiaries’ certificate of incorporation or bylaws (or similar organizational documents);
(iv)   acquire or agree to acquire (A) by merging or consolidating with, or by purchasing all or a substantial portion of the assets of, or by purchasing all or a substantial equity or voting interest in, or by any other manner, any business or division or business line thereof or (B) any other assets outside the ordinary course of business consistent with past practice; provided that the Company shall be permitted to take the actions contemplated by this Section 4.01(a)(iv), so long as (a) the value of any individual acquisition is not greater than $500,000 and (b) the aggregate value of all acquisitions is not greater than $2,000,000; provided further that the Company shall make no acquisition under this Section 4.01(a)(iv), if such acquisition could reasonably be expected to materially increase the risk of not obtaining, or the risk of materially delaying the obtaining of, the consent, approval or authorization of any Governmental Entity with respect to the Merger;
(v)   (A) sell, lease, license, sell and lease back, mortgage or otherwise dispose of any of its material properties or assets (including any shares of capital stock, equity or voting interests or other rights, instruments or securities of any of its Subsidiaries), except for (1) grants of FOSS licenses or other non-exclusive licenses in the ordinary course of business consistent with past practice or (2) sales in the ordinary course of business consistent with past practice or (B) subject any of its assets, properties or rights, or any part thereof, to any Lien or suffer such to exist (other than Permitted Liens) if the obligations supported by such Lien are other than in the ordinary course of business;
(vi)   (A) repurchase, prepay or incur any Indebtedness in amount greater than $1,000,000, including by way of a guarantee or an issuance or sale of debt securities, or issue and sell options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries, enter into any “keep well” or other Contract to maintain any financial statement or similar condition of another person or enter into any arrangement having the economic effect of any of the foregoing, (B) make any loans, advances or capital contributions to, or investments in, in each case, in excess of $500,000, individually or $2,000,000 in the aggregate, any other person, other than (1) the Company or any direct or indirect wholly owned Subsidiary of the Company or (2) advances of travel and similar expenses to directors and employees in the ordinary course of business consistent with past practice, or (C) take any action that would result in any amendment, modification or change of any term of any Indebtedness in an amount greater than $1,000,000;
(vii)   incur or commit to incur any capital expenditures, or any obligations or liabilities in connection therewith, in an amount greater than $1,000,000 in the aggregate, other than (A) consistent with the capital expenditure budget set forth on Section 4.01(a)(vii) of the Company Letter or (B) as may be necessary in connection with any emergency repair, maintenance or replacement;
(viii)   (A) pay, discharge, settle or satisfy any Legal Proceedings (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than any settlement or satisfaction (x) in the ordinary course of business that results solely in monetary obligations of the Company and its Subsidiaries not in excess of $1,000,000 individually or $3,000,000 in the aggregate and (y) that does not include any material obligation to be performed by, or material restriction imposed against, the Company or any of its Subsidiaries following the Closing Date; provided, that this Section 4.01(a)(viii)(A) shall not apply to any claims related to Transaction Litigation which shall be governed by Section 5.03(c), or (B) waive, relinquish, release, grant, transfer or assign any material right in connection with any Legal Proceedings other than in the ordinary course of business;
(ix)   (A) enter into any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee) other than in the ordinary course of business, (B) modify or amend in any material respect, or exercise any right to renew, any lease or sublease of real property other than in the ordinary course of business or (C) acquire any material interest in real property;
(x)   enter into, modify or amend in any material respect, or accelerate, terminate or cancel, any Material Contract or any Contract that would have been required to be disclosed pursuant to Section 3.01(p)(i)(J) or Section 3.01(p)(ii) of this Agreement (or any Contract that would be a Material Contract or that would have been required to be disclosed pursuant to Section 3.01(p)(i)(J) or Section 3.01(p)(ii) of this Agreement if it were in effect as of the date of this Agreement) or waive any material right to enforce, relinquish, release, transfer or assign any material rights or claims thereunder, in each case, other than in the ordinary course of business consistent with past practice; provided, however, that the foregoing ordinary course exception shall not apply to any such Material Contract or any Contract that would have been required to be disclosed pursuant to Section 3.01(p)(i)(J) or Section 3.01(p)(ii) of this Agreement (or any Contract that would be a Material Contract or that would have been required to be disclosed pursuant to Section 3.01(p)(i)(J) or Section 3.01(p)(ii) of this

Agreement if it were in effect as of the date of this Agreement) of the type described in Section 3.01(i)(i)(B) or Section 3.01(p)(ii);
(xi)   except as required by the terms of any Benefit Plan or Benefit Agreement as in effect on the date of this Agreement, as required to ensure that the Company complies with any Benefit Plan or Benefit Agreement as in effect on the date of this Agreement, or that such Benefit Plan or Benefit Agreement complies with applicable Law or as specifically required pursuant to this Agreement, (A) adopt, establish, enter into, terminate, amend or modify any material Benefit Plan or material Benefit Agreement, (B) pay or provide to any Company Personnel any compensation or benefit not provided for under a Benefit Plan or Benefit Agreement as in effect on the date of this Agreement, other than (1) the payment of base compensation for Company Personnel or (2) increases of base compensation for Company Personnel below the Vice President level, in each case, in the ordinary course of business consistent with past practice, (C) grant or amend any award under any Benefit Plan (including any equity or equity-based compensation) or remove or modify existing restrictions in any Benefit Plan or Benefit Agreement or awards made thereunder or any restrictive covenant arrangement with any Company Personnel, (D) grant or pay any severance, separation, change in control, termination, retention or similar compensation or benefits to, or increase in any manner such compensation or benefits of, any Company Personnel, (E) take any action to fund or in any other way secure the payment of compensation or benefits under any Benefit Plan or Benefit Agreement, (F) take any action to accelerate the time of payment or vesting of any rights, compensation, benefits or funding obligations under any Benefit Plan or Benefit Agreement or otherwise, (G) hire any Company Personnel at the Vice President level or above or terminate the employment of any such Company Personnel, other than due to such employee’s death, disability or cause (as determined by the Company in its reasonable discretion consistent with past practice) or (H) make any material determination under any Benefit Plan or Benefit Agreement that is inconsistent with the ordinary course of business or past practice;
(xii)   enter into any Contract that is material to the Company and its Subsidiaries, taken as a whole, containing any restriction on the ability of the Company or any of its Subsidiaries to assign all or any material portion of its material rights, interests or obligations thereunder, unless such restrictions expressly exclude any assignment to affiliates (including Parent and any of its Subsidiaries following the consummation of the Merger);
(xiii)   except as required by applicable Law, adopt or enter into any collective bargaining agreement, labor union contract, trade union agreement or other works council agreement applicable to the employees of the Company or any of its Subsidiaries;
(xiv)   write down in any material respect any of its material assets, except for impairment, depreciation or amortization in accordance with GAAP consistently applied, or make any change in any financial or material tax accounting principle, method or practice, in each case other than as required by GAAP or applicable Law;
(xv)   fail to maintain, allow to lapse or abandon any material registered or applied-for Trademarks or patents owned by the Company or any of its Subsidiaries;
(xvi)   amend or modify in any material respect any of the Company’s standard end user license agreements (including FOSS licenses, the Confluent Community License and contributor license terms) or other standard terms and conditions (e.g., acceptable use policy) under which any products and services of the Company or any of its Subsidiaries are made available or the Company’s Trademark Guidelines (available at https://www.confluent.io/confluent-trademark-guidelines), in each case, other than in the ordinary course of business;
(xvii)   (A) settle or compromise any material suit, claim, action, assessment, investigation, proceeding or audit with respect to material taxes, (B) make, revoke or change any material tax election, (C) file any material amended tax return, (D) surrender any claim for a refund of material taxes, or (E) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local, or non-U.S. Law) with respect to a material amount of taxes; or
(xviii)   authorize any of, or commit, resolve or agree to take any of, the foregoing actions.

It is agreed that no action or failure to act by the Company or any of its Subsidiaries in order to comply with any provision of the second sentence of this Section 4.01(a) will be deemed a breach of the first sentence of this Section 4.01(a).
(b)   If the Company desires to take an action that would be prohibited pursuant to Section 4.01, without the prior approval of Parent, then, prior to taking such action, the Company (in lieu of the procedure outlined in Section 8.02) may request consent by sending an email to each of the individuals listed in Section 4.01(b) of the Company Letter specifying, in reasonable detail, the action proposed to be taken (or omitted from being taken). Any of the individuals listed in Section 4.01(b) of the Company Letter may grant consent on behalf of Parent. Parent shall use reasonable best efforts to respond affirmatively or negatively to such request within five (5) Business Days.
(c)   Notwithstanding anything to the contrary in this Agreement, if either Parent or Sub notifies the Company that it has purported to terminate this Agreement for any reason, then the covenants of the Company and its Subsidiaries pursuant to this Section 4.01 (other than the first sentence of Section 4.01(a)) and Section 5.07 will immediately cease and such provisions will no longer be in effect.
Section 4.02    No Solicitation.
(a)   Upon execution and delivery of this Agreement, the Company shall immediately cease and terminate, and shall not authorize or knowingly permit any of its Subsidiaries or any of the Company Representatives to continue, any and all existing discussions, negotiations or similar activities with any third party conducted heretofore with respect to any Takeover Proposal. In furtherance of the foregoing, following the execution and delivery of this Agreement, the Company will promptly (i) request that each third party and its representatives (other than Parent and its representatives) that has, prior to the execution and delivery of this Agreement, executed a confidentiality agreement with the Company or any of its Subsidiaries since June 1, 2024, in connection with such third party’s consideration of making a potential Takeover Proposal, to promptly return or destroy all non-public information furnished to such third party or its representatives by or on behalf of the Company or any of its Subsidiaries prior to the date of this Agreement, in each case in accordance with and subject to the terms of such confidentiality agreement, and (ii) terminate all physical and electronic data room access granted by or on behalf of the Company or any of its Subsidiaries to such third parties and their representatives to diligence or other information regarding the Company or any of its Subsidiaries in connection with such third party’s consideration of making a potential Takeover Proposal. The Company shall not modify, amend, terminate, waive or release any provisions of any confidentiality or standstill agreement or any similar agreement or provision to which the Company or any of its Subsidiaries is a party relating to any such potential Takeover Proposal and shall enforce the provisions of any such agreement or provision; provided that the Company shall be permitted on a confidential basis to modify, amend, terminate, waive or release, and shall not be obligated to enforce, any explicit or implicit standstill obligations solely to the extent necessary to permit the third party referred therein to submit a Takeover Proposal to the Company Board on a confidential basis not in violation of this Section 4.02 (and to the extent permitted by this Agreement, discuss, negotiate or consummate such Takeover Proposal). The Company shall provide written notice to Parent of any such modification, amendment, termination, waiver or release, or decision not to enforce, any such standstill obligation by the Company, including disclosure of the identities of the parties thereto and material circumstances relating thereto.
(b)   Except as expressly permitted by this Section 4.02, the Company shall not, nor shall it authorize or knowingly permit any of its Subsidiaries, or any of its or its Subsidiaries’ directors, officers or employees, or any investment banker, attorney, accountant or other advisor or representative acting on behalf of the Company or any of its Subsidiaries (collectively, the “Company Representatives”), to, and shall not (and shall not authorize or knowingly permit any Company Representative acting on its behalf or on behalf of any of its Subsidiaries to) publicly announce any intention to, directly or indirectly, (i) solicit, initiate or knowingly encourage, or knowingly take any other action to facilitate, any Takeover Proposal (it being understood and agreed that ordinary course or ministerial acts that are not otherwise prohibited by this Section 4.02(b) (such as answering unsolicited phone calls) shall not (in and of itself) be deemed to facilitate for purposes of, or otherwise constitute a violation of, this Section 4.02), (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any third party (or any representative thereof) any information regarding the Company or its Subsidiaries, or otherwise cooperate in any way with any third party (or any representative thereof), with respect to any Takeover Proposal or (iii) execute or enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other similar agreement with a third party (each, an “Acquisition Agreement”) relating to any Takeover Proposal; provided, however, that at any time prior to obtaining the Stockholder Approval, in response to a bona fide written Takeover Proposal (which did not result from a breach of this Section 4.02) received after the date of this Agreement that the Company Board determines in good faith constitutes, or would reasonably be expected to lead to, a Superior Proposal, the Company may, and may permit and authorize its Subsidiaries and the Company Representatives to, in each case, subject to compliance with Section 4.02(e) and the other provisions of this Agreement, (A) furnish information with respect to the Company and its Subsidiaries to the person making such Takeover Proposal (and its representatives) pursuant to a confidentiality agreement in effect as of the date of this Agreement or entered into after the date of this Agreement and, in each case, that contains terms that are at least as restrictive in any material respect on such person as those contained in the Confidentiality Agreement dated August 12, 2025 between Parent and the Company (as it may be amended from time to time, the “Confidentiality Agreement”) and which does not contain any exclusivity provision or other term that would restrict, in any manner, the Company’s ability to consummate the transactions contemplated by this Agreement or to comply with its disclosure obligations to Parent pursuant to this Agreement (it being understood that such confidentiality agreement need not contain a “standstill” provision (or similar obligation)); provided that all such information has previously been provided, or is concurrently provided, to Parent or its representatives; and (B) participate in discussions or negotiations with the person making such Takeover Proposal (and its representatives), and no other third party, regarding such Takeover Proposal. Notwithstanding anything to the contrary in this Section 4.02(b), the Company and the Company Representatives may, in response to a bona fide written Takeover Proposal (which did not result from a breach of this Section 4.02), contact the person who made such Takeover Proposal solely to clarify the terms of such Takeover Proposal or determine whether such person intends to provide any documents (or additional documents) containing the terms and conditions of such Takeover Proposal.
For purposes of this Agreement, the term “Takeover Proposal” means any proposal or offer from any person or group (other than Parent or Sub or any of their affiliates) relating to, or that would reasonably be expected to lead to, in one transaction or a series of related transactions, (1) any merger, consolidation, business combination, recapitalization, liquidation or dissolution, in each case, involving the Company, pursuant to which any person or group (other than Parent or Sub or any of their affiliates) would hold 20% or more of the outstanding shares of Company Common Stock (whether by voting power or number of shares) or equity securities representing 20% or more of the voting power of the successor of the Company as a result of such transaction; or (2) any direct or indirect acquisition, including by way of any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, joint venture or transaction with a similar acquisitive intent, of (x) assets or businesses that constitute or represent 20% or more of the total revenue, net income, earnings before interest, taxes, depreciation and amortization, or assets of the Company and its Subsidiaries, taken as a whole, or (y) 20% or more of the outstanding shares of Company Common Stock (whether by voting power or number of shares), or options, rights, or warrants to purchase, or securities convertible into or exchangeable for, 20% or more of the outstanding shares of Company Common Stock (whether by voting power or number of shares).
For purposes of this Agreement, the term “Superior Proposal” means any bona fide written proposal or offer that did not result from a breach of this Section 4.02 made by any person (other than Parent or Sub or any of their affiliates) that, if consummated, would result in such person acquiring, directly or indirectly, including by way of any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, joint venture or other transaction with a similar acquisitive intent, more than 50% of the voting power and more than 50% of the outstanding shares of the Company Common Stock or all or substantially all the assets of the Company and its Subsidiaries, taken as a whole, and which, in the reasonable good faith judgment of the Company Board (after consultation with the Company’s financial advisor and outside legal counsel), (x) would result in a transaction more favorable to the Company Stockholders than the transactions contemplated by this Agreement, taking into account all of the terms and conditions of such proposal or offer and this Agreement (including any changes to the terms of this Agreement proposed by Parent in response to such proposal or offer or otherwise, in a written offer that would become binding if accepted by the Company) and (y) would reasonably be expected to be consummated in accordance with its terms, taking into account all financial, legal, regulatory, timing and other aspects of such proposal.
(c)   Neither the Company Board nor any committee thereof shall (or shall agree or resolve to) (x) (i) withhold, withdraw, qualify or modify in a manner adverse to Parent or Sub, or propose publicly to withhold, withdraw, qualify or modify in a manner adverse to Parent or Sub, the Company Board Recommendation (or the recommendation or declaration of advisability by any such committee of this Agreement or the Merger); (ii) recommend or declare advisable, or propose to recommend or declare advisable, the approval or adoption of any Takeover Proposal or resolve or agree to take any such action, or adopt or approve any Takeover Proposal; (iii) if a Takeover Proposal has been publicly announced or a tender offer or exchange offer for any outstanding shares of capital stock of the Company is commenced, fail to publicly reaffirm the Company Board Recommendation and recommend against acceptance of such Takeover Proposal, tender offer or exchange offer by the Company Stockholders within ten (10) Business Days after commencement, or (iv) if a Superior Proposal Notice or Intervening Event Notice has been provided by the Company Board, fail to withdraw such Superior Proposal Notice or Intervening Event Notice, as applicable, and publicly reaffirm the Company Board Recommendation within three (3) Business Days following the earlier of (A) the expiration of the Superior Proposal Notice Period or Intervening Event Notice Period, as applicable, and including any extension or continuation thereof, or (B) written notice from Parent that it is waiving the Superior Proposal Notice Period or Intervening Event Notice Period, as applicable and including any extension or continuation thereof (any such action, resolution or agreement to take such action in clauses (i), (ii), (iii) or (iv) being referred to herein as an “Adverse Recommendation Change”), or (y) cause or permit the Company to enter into any Acquisition Agreement constituting or related to, or which is intended to or would reasonably be expected to lead to, any Takeover Proposal (other than a confidentiality agreement referred to in, and in accordance with Section 4.02(b)), or resolve or agree to take any such action. Notwithstanding any provision in this Agreement to the contrary, at any time prior to obtaining the Stockholder Approval, the Company Board may, in response to a Superior Proposal received after the date of this Agreement and not resulting, directly or indirectly, from a breach of this Section 4.02, effect an Adverse Recommendation Change or terminate this Agreement to enter into an Acquisition Agreement with respect to such Superior Proposal in accordance with Section 7.01(f), or resolve or agree to take any such action, only if all of the following conditions are satisfied:
(i)   (A) the Company Board shall have first provided prior written notice to Parent (a “Superior Proposal Notice”) at least four (4) Business Days in advance (as modified, extended or continued by this Section 4.02(c), the “Superior Proposal Notice Period”) to the effect that the Company Board is prepared to effect an Adverse Recommendation Change in response to a Superior Proposal, or to terminate this Agreement in accordance with Section 7.01(f), as applicable, which notice shall attach in full the most current version of any written agreement relating to the transaction that constitutes such Superior Proposal received by the Company at such time, (B) during the applicable Superior Proposal Notice Period (or any extension or continuation thereof), prior to the Company Board effecting an Adverse Recommendation Change or terminating this Agreement in accordance with Section 7.01(f), the Company and the Company Representatives shall negotiate in good faith with Parent and its officers, directors and representatives regarding any revisions to the terms of the Merger and the other transactions contemplated by this Agreement proposed by Parent and (C) Parent does not make, within the applicable Superior Proposal Notice Period (or any extension or continuation thereof), a proposal (in a written offer that would become binding if accepted by the Company) that would, in the reasonable good faith judgment of the Company Board (after consultation with outside legal counsel and the Company’s financial advisor), cause the offer previously constituting a Superior Proposal to no longer constitute a Superior Proposal (it being understood and agreed that any material amendment or material modification of such Superior Proposal shall require a new Superior Proposal Notice with a new Superior Proposal Notice Period of three (3) Business Days); and
(ii)   the Company Board shall have determined in good faith, after consultation with its outside legal counsel and the Company’s financial advisor, that, in light of such Superior Proposal and taking into account any revised terms proposed by Parent in accordance with Section 4.02(c)(i), such Superior Proposal continues to constitute a Superior Proposal and that the failure to make such Adverse Recommendation Change or to so terminate this Agreement in accordance with Section 7.01(f), as applicable, would be inconsistent with the directors’ fiduciary duties under applicable Law.

It is agreed that none of (1) the determination in and of itself by the Company Board (or a committee thereof) that a Takeover Proposal constitutes, or is reasonably likely to lead to, a Superior Proposal; (2) the delivery in and of itself by the Company to Parent of any notice contemplated by Section 4.02(c); or (3) the public disclosure in and of itself of the items in clauses (1) and (2) if required by applicable Law, and as expressly permitted by Section 4.02(f), will constitute an Adverse Recommendation Change or violate this Section 4.02.
(d)   At any time prior to obtaining the Stockholder Approval, and other than in connection with a Takeover Proposal, the Company Board may, in response to an Intervening Event, effect an Adverse Recommendation Change or resolve or agree to take such action, only if all of the following conditions are satisfied:
(i)   (A) the Company Board shall have first provided prior written notice to Parent (an “Intervening Event Notice”) at least four (4) Business Days in advance (as modified, extended or continued by this Section 4.02(d), the “Intervening Event Notice Period”) to the effect that the Company Board is prepared to effect an Adverse Recommendation Change pursuant to this Section 4.02(d), which notice will describe the Intervening Event in reasonable detail, (B) during the applicable Intervening Event Notice Period (or any extension or continuation thereof), prior to the Company Board effecting an Adverse Recommendation Change in response to an Intervening Event, the Company and the Company Representatives shall negotiate in good faith with Parent and its officers, directors and representatives regarding any revisions to the terms of the Merger and the other transactions contemplated by this Agreement proposed by Parent and (C) Parent does not make, within the applicable Intervening Event Notice Period (or any extension or continuation thereof) after the receipt of such notice, a proposal (in a written offer that would become binding if accepted by the Company) that would, in the reasonable good faith judgment of the Company Board (after consultation with outside legal counsel and the Company’s financial advisor), cause such Intervening Event to no longer constitute an Intervening Event (it being understood and agreed that any material change in any event, occurrence or facts relating to such Intervening Event (other than in respect of any revisions proposed or proposals made by Parent as referred to above) shall require a new Intervening Event Notice with a new Intervening Event Notice Period of three (3) Business Days); and
(ii)   the Company Board shall have determined in good faith, after consultation with its outside legal counsel and the Company’s financial advisor, that, in light of such Intervening Event and taking into account any revised terms proposed by Parent in accordance with Section 4.02(d)(i), such Intervening Event continues to constitute an Intervening Event and that the failure to make such Adverse Recommendation Change would be inconsistent with the directors’ fiduciary duties under applicable Law.
It is agreed that none of (1) the determination in and of itself by the Company Board (or a committee thereof) that an Intervening Event has occurred; (2) the delivery in and of itself by the Company to Parent of any notice contemplated by Section 4.02(d); or (3) the public disclosure in and of itself of the items in clauses (1) and (2) if required by applicable Law, and as expressly permitted by Section 4.02(f), will constitute an Adverse Recommendation Change or violate this Section 4.02.
For purposes of this Agreement, the term “Intervening Event” means any event, development or change in circumstances with respect to the Company or its Subsidiaries that was not known to the Company Board, or the consequences of which were not reasonably foreseeable, as of the date of this Agreement, which event, change or development becomes known to the Company Board prior to obtaining the Stockholder Approval and which causes the Company Board to determine in good faith, after consultation with its outside legal counsel and the Company’s financial advisor, that failure to make an Adverse Recommendation Change would be reasonably likely to result in a breach of its fiduciary duties under applicable Law; provided that in no event shall the following events, changes or developments constitute an Intervening Event: (A) the receipt, existence or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or (B) any change in the price or trading volume of the Company Common Stock or any other securities of the Company or any change in credit rating or the fact that the Company meets or exceeds internal or published estimates, projections, forecasts or predictions for any period (provided that, in each case, the underlying causes thereof may constitute or be taken into account in determining whether there has been an Intervening Event).

(e)   In addition to the obligations of the Company set forth in paragraphs (a), (b), (c) and (d) of this Section 4.02, from and after the date of this Agreement, the Company shall, as promptly as practicable and in any event within twenty-four (24) hours after the receipt thereof, advise Parent in writing of (i) any Takeover Proposal, or any request for information or inquiry by a person stating an intention to make a Takeover Proposal, and (ii) the terms and conditions of such Takeover Proposal, request or inquiry (including any subsequent amendment or other modification to such terms and conditions) and the identity of the person making any such Takeover Proposal, request or inquiry. Commencing upon the provision of any notice referred to in the prior sentence, the Company (or its outside counsel) shall (A) keep Parent (or its outside counsel) informed on a reasonably current basis regarding the status and terms of discussions and negotiations relating to any such Takeover Proposal, request or inquiry and (B) the Company shall, as promptly as practicable (and in any event within twenty-four (24) hours following the receipt or delivery thereof), provide Parent (or its outside legal counsel) with unredacted copies of all writings or media (whether or not electronic) containing any terms or conditions of any proposals or proposed transaction agreements (including all schedules and exhibits thereto) received by the Company relating to any Takeover Proposal.
(f)   Nothing contained in this Section 4.02 or elsewhere in this Agreement shall prohibit the Company from (i) taking and disclosing to its stockholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act (including any customary “stop, look and listen” communication to the Company Stockholders); (ii) making any disclosure to its stockholders if, in the good faith judgment of the Company Board, failure to so disclose would be inconsistent with applicable Law; (iii) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act; or (iv) informing any person of the existence of the provisions contained in this Section 4.02; provided, however, that in no event shall the Company or the Company Board or any committee thereof take, agree or resolve to take any action prohibited by Section 4.02(c) except in compliance with this Agreement. It is understood and agreed that, for purposes of this Agreement, (A) a factually accurate public statement by the Company or the Company Board that solely (1) describes the Company’s receipt of a Takeover Proposal; (2) identifies the person or group making such Takeover Proposal; (3) provides the material terms of such Takeover Proposal; or (4) describes the operation of this Agreement with respect thereto, (B) a determination in itself by the Company Board (or a committee thereof) that a Takeover Proposal constitutes, or is reasonably likely to lead to, a Superior Proposal or that an Intervening Event has occurred or (C) the delivery of a Superior Proposal Notice or an Intervening Event Notice will not, in each case, in and of itself, constitute an Adverse Recommendation Change or violate this Section 4.02.
ARTICLE V
Additional Agreements
Section 5.01   Preparation of the Proxy Statement; Stockholder Meeting.
(a)   As promptly as reasonably practicable following the date of this Agreement, the Company shall prepare and file with the SEC the preliminary Proxy Statement. Each of the Company and Parent shall furnish all information concerning such person to the other, and shall provide such reasonable assistance to the other, as may be reasonably requested in connection with the preparation, filing and distribution of the Proxy Statement. The Company shall promptly notify Parent upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement and shall provide Parent with copies of all correspondence between it and its representatives, on the one hand, and the SEC and its staff, on the other hand. Each of the Company and Parent shall use reasonable best efforts to respond and assist the other in responding as promptly as practicable to any comments of the SEC with respect to the Proxy Statement and the Company shall cause the definitive Proxy Statement to be mailed to the Company Stockholders as promptly as reasonably practicable after the expiration of the 10-day waiting period contemplated by Rule 14a-6(a) promulgated under the Exchange Act or the date that the SEC or its staff advises that it has no further comments thereon and that the Company may commence mailing the Proxy Statement. Notwithstanding the foregoing, except in connection with an Adverse Recommendation Change, prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC or its staff with respect thereto, the Company (i) shall provide Parent an opportunity to review and comment on such document or response, (ii) shall consider in good faith all comments reasonably proposed by Parent and (iii) shall not file or mail such document, or respond to the SEC or its staff, prior to receiving the approval of Parent, which approval shall not be unreasonably withheld, conditioned or delayed. If, at any time prior to the Stockholder Meeting, any information relating to the Company, Parent or any of their respective affiliates, officers or directors should be discovered by the Company or Parent which should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties hereto, and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by applicable Law, disseminated to the Company Stockholders. Except in connection with an Adverse Recommendation Change, no amendment or supplement to the Proxy Statement will be made by the Company without the approval of Parent, which approval shall not be unreasonably withheld, conditioned or delayed.
(b)   The Company agrees that the Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and that none of the information included or incorporated by reference in the Proxy Statement will, at the date the Proxy Statement is filed with the SEC or mailed to the Company Stockholders, or at the time of any amendment or supplement thereof, or at the time of the Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no covenant is made by the Company with respect to statements made in the Proxy Statement based on information supplied in writing by or on behalf of Parent specifically for inclusion or incorporation for reference therein. Parent agrees that no information supplied in writing by or on behalf of Parent specifically for inclusion or incorporation for reference in the Proxy Statement will, at the date the Proxy Statement is filed with the SEC or mailed to the Company Stockholders, or at the time of any amendment or supplement thereof, or at the time of the Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
(c)   As promptly as practicable following the execution of this Agreement, the Company shall in consultation with Parent, set a record date for the Stockholder Meeting and commence a broker search pursuant to Section 14a-13 of the Exchange Act in respect thereof at least twenty (20) Business Days prior thereto. The Company shall duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of voting on the adoption of this Agreement (including any adjournment, postponement or other delay thereof, the “Stockholder Meeting”) and such Stockholder Meeting shall be held on a date that is as soon as reasonably practicable (in compliance with applicable Law) after the mailing of the Proxy Statement to the Company Stockholders. Notwithstanding anything to the contrary in this Agreement, the Company will be permitted to postpone or adjourn the Stockholder Meeting if, but only if, (i) the Company is unable, or does not reasonably expect, to obtain a quorum of its stockholders at the Stockholder Meeting at such time, to the extent (and only to the extent) necessary in order to obtain a quorum of its stockholders and the Company shall use its reasonable best efforts to obtain such a quorum as promptly as practicable, (ii) there are not sufficient affirmative votes in person or by proxy at such meeting to adopt this Agreement in order to allow reasonable time for the solicitation of proxies for purposes of obtaining the Stockholder Approval, (iii) the Company Board has determined in good faith (after consultation with outside legal counsel) that such delay is required by applicable Law (A) to comply with comments made by the SEC or its staff with respect to the Proxy Statement or (B) to allow reasonable additional time for the filing of any supplemental or amended disclosure that the Company has determined, after consultation with outside legal counsel, is reasonably likely to be required under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company Stockholders prior to the Stockholder Meeting or (iv) the Company is required to do so by a court of competent jurisdiction in connection with any Transaction Litigation; provided, however, that in no event will the Stockholder Meeting be postponed or adjourned (x) with respect to Section 5.01(c)(i) or Section 5.01(c)(ii), by more than thirty (30) days after the date on which the Stockholder Meeting was (or was required to be) originally scheduled, without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed) or (y) except with respect to postponements or adjournments pursuant to Section 5.01(c)(iv), by more than ten (10) days at a time without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed). The Company shall, at the instruction of Parent, postpone or adjourn the Stockholder Meeting if there are not sufficient affirmative votes in person or by proxy at such meeting to adopt this Agreement to allow reasonable time for the solicitation of proxies for purposes of obtaining the Stockholder Approval; provided that the Company will not be required to so postpone or adjourn the Stockholder Meeting by more than ten (10) days at a time or by more than sixty (60) days in the aggregate after the date on which the Stockholder Meeting was (or was required to be) originally scheduled. In no event will the record date of the Stockholder Meeting be changed without Parent’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, that the Company may change the record date of the Stockholder Meeting without prior written consent of Parent in the event that (1) supplemental or amended disclosure is required to be disseminated to stockholders and the meeting is postponed or adjourned in connection therewith, in accordance with this Section 5.01(c) or (2) the Company postpones the Stockholder Meeting at the instruction of Parent and, in either case, as a result, the initial record date fixed by the Company Board is more than sixty (60) days before the date of the subsequent meeting. The notice of such Stockholder Meeting shall state that a resolution to adopt this Agreement will be considered at the Stockholder Meeting. Except to the extent that an Adverse Recommendation Change expressly permitted by Section 4.02(c) or Section 4.02(d) has been effected, (A) the Company Board shall include the Company Board Recommendation in the Proxy Statement and (B) the Company shall use its reasonable best efforts to solicit votes of the Company Stockholders in favor of obtaining the Stockholder Approval. The Company shall provide updates to Parent with respect to the proxy solicitation for the Stockholder Meeting (including interim results) as reasonably requested by Parent.
Section 5.02    Access to Information; Confidentiality.   The Company shall, and shall cause each of its Subsidiaries to, afford to Parent and to Parent’s officers, employees, investment bankers, attorneys, accountants, consultants and other representatives and advisors access upon reasonable advance notice, during normal business hours in a manner as to not interfere unreasonably with the conduct of business of the Company and its Subsidiaries, during the period prior to the Effective Time or the termination of this Agreement, to their respective properties, assets, books, records, Contracts, Permits, documents, information, directors, officers and employees, and during such period the Company shall, and shall cause each of its Subsidiaries to, furnish to Parent and its representatives, as promptly as reasonably practicable, access to any information or persons concerning its business as may be reasonably and in good faith requested by or on behalf of Parent. Following the date of this Agreement and prior to the Effective Time, subject to applicable Law and the limitations and requirements applicable to Parent’s request and access to other information as set forth in this Section 5.02, Parent may (but shall not be required to) request, in good faith, to (i) contact and interview any Company Personnel and (ii) review the personnel records and such other information concerning the Company Personnel, and the Company shall consider any such request in good faith (the approval of which shall not be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries shall be required to provide access to or disclose information where the Company reasonably determines (upon the advice of outside counsel) that such access or disclosure could jeopardize the attorney-client privilege of the Company or any of its Subsidiaries or conflict with or violate any applicable Law or any Contract, including any confidentiality obligations contained therein, to which the Company or any of its Subsidiaries is a party; provided that the Company shall use its reasonable best efforts (A) to allow for such access or disclosure in a manner that does not result in a loss of attorney-client privilege or (B) to develop an alternative to providing such information so as to address such matters that is reasonably acceptable to Parent and the Company. The Company shall advise Parent in such circumstances that it is unable to provide access to the information requested by Parent pursuant to the immediately preceding sentence, and the Company shall reasonably describe the reasons why such information is being withheld. No investigation by Parent or any of its officers, directors, employees, investment bankers, attorneys, accountants or other advisors or representatives, and no other receipt of information by Parent or any of its officers, directors, employees, investment bankers, attorneys, accountants or other advisors or representatives shall operate as a waiver or otherwise affect any representation, warranty, covenant, agreement or other provision of this Agreement, or the obligations of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement. Parent will hold, and will direct its officers, employees, investment bankers, attorneys, accountants and other advisors and representatives to hold, any and all information received from the Company confidential in accordance with the Confidentiality Agreement, and otherwise comply with the Confidentiality Agreement with respect to such information.

Section 5.03    Reasonable Best Efforts; Consultation and Notice.
(a)
(i)   Upon the terms and subject to the conditions set forth in this Agreement, each of the parties hereto agrees to (and shall cause their respective Subsidiaries to) use its and their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the Merger and the other transactions contemplated by this Agreement as soon as practicable and in any event no later than the Termination Date, including using its and their reasonable best efforts to accomplish the following: (A) the satisfaction of the conditions precedent set forth in Article VI, (B) the obtaining of all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from, and the giving of any necessary notices to, Governmental Entities and other persons and the making of all necessary registrations, declarations and filings (including filings under the HSR Act, other applicable Antitrust Laws and Foreign Investment Laws and other registrations, declarations and filings with, or notices to, Governmental Entities, if any), (C) the taking of all reasonable steps to provide any supplemental information requested by a Governmental Entity, including participating in meetings with officials of such entity in the course of its review of this Agreement, the Merger or the other transactions contemplated by this Agreement, (D) the taking of all reasonable steps to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity or third party and (E) the taking of all reasonable steps to obtain all necessary consents, approvals or waivers from any third party. Notwithstanding anything to the contrary in this Agreement, none of Parent, the Company or any of their respective Subsidiaries will be required to agree to the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments), or the provision of additional security (including a guaranty), in connection with the Merger, including in connection with obtaining any consent pursuant to any Contract.
(ii)   In furtherance and not in limitation of the undertakings pursuant to this Section 5.03(a), each of Parent and the Company shall (A) prepare and file any notification and report forms and related material required under the HSR Act and other applicable Antitrust Laws and Foreign Investment Laws with respect to the transactions contemplated by this Agreement as set forth on Section 3.01(d)(v) of the Company Letter, and any additional filings, notifications, or briefing papers and related material that are necessary, proper or advisable to permit consummation of the transactions contemplated by this Agreement (the “Required Filings”), as promptly as reasonably practicable and advisable, and, in any event, Parent and the Company shall make an appropriate filing as required by the HSR Act no later than five (5) Business Days after the date of this Agreement, unless such date is extended up to a maximum of ten (10) Business Days from the date of this Agreement by the mutual written agreement of the outside legal counsel for the parties hereto, and all other Required Filings no later than ten (10) Business Days after the date of this Agreement, unless otherwise agreed by the mutual written agreement of the outside legal counsel for the parties hereto, (B) provide or cause to be provided as promptly as reasonably practicable and advisable any information and documentary material that may be requested by the DOJ or FTC under the HSR Act or by other Governmental Entities under applicable Antitrust Laws or Foreign Investment Laws (if any) and (C) use its reasonable best efforts to obtain prompt expiration or termination of any applicable waiting period or other approval of consummation of the transactions contemplated by this Agreement by the DOJ or FTC or other applicable Governmental Entities. In the event that Parent or the Company receives a second request under the HSR Act or any similar inquiry or request under any other applicable Antitrust Laws or Foreign Investment Laws in connection with the transactions contemplated by this Agreement, such party shall use its reasonable best efforts to comply as promptly as practicable with such request (i) as provided by Section 7A(E) of the HSR Act or (ii) as otherwise provided under applicable Antitrust Laws or Foreign Investment Laws. For purposes of this provision, a party shall be deemed to have complied with any such request by providing a response that the party in good faith believes to be in substantial compliance and by certifying in writing to the other parties its prompt, substantial compliance. In the event that a party receives a subpoena or civil investigative demand requesting materials and information similar to that usually demanded in a second request under the HSR Act or any similar inquiry or request under any other applicable Antitrust Laws or Foreign Investment Laws, such party shall use reasonable best efforts to comply as promptly as practicable with such subpoena or civil investigative demand.
(iii)   Without limiting the generality of the undertakings of Parent pursuant to Sections 5.03(a)(i) and (a)(ii), Parent and the Company, along with their respective Subsidiaries, shall use their reasonable best efforts to obtain clearance under any applicable Antitrust Laws and Foreign Investment Laws so as to enable the parties hereto to consummate the Merger and the other transactions contemplated by this Agreement as promptly as practicable, and in any event prior to the Termination Date, including by: (A) proposing, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, the sale, divestiture, disposition, license or other disposition of any Subsidiaries, operations, divisions, businesses, product lines, contracts, customers or assets of the Company or any of its Subsidiaries, (B) taking or committing to take such other actions that may limit or impact the Company’s or any of its Subsidiaries’ freedom of action with respect to, or its ability to retain, any of the Company’s or any of its Subsidiaries’ operations, divisions, businesses, product lines, contracts, customers or assets, (C) entering into any orders, settlements, undertakings, contracts, consent decrees, stipulations or other agreements to effectuate any of the foregoing or in order to vacate, lift, reverse, overturn, settle or otherwise resolve any order that prevents, prohibits, restricts or delays the consummation of the Merger and the other transactions contemplated by this Agreement, in any case, that may be issued by any court or other Governmental Entity and (D) creating, terminating or divesting relationships, contractual rights or obligations of the Company or any of its Subsidiaries, in each case, in connection with obtaining all, or eliminating any requirement to obtain any, waiting period expirations or terminations, consents, clearances, waivers, exemptions, licenses, orders, registrations, approvals, permits and authorizations for the transactions contemplated by this Agreement under the HSR Act or any other applicable Antitrust Laws or Foreign Investment Laws from any Governmental Entity so as to enable the Closing to occur no later than the Termination Date. The Company shall not, without prior written consent of Parent, commit to or effect, or offer to commit to or effect, any action contemplated in clause (A), (B), (C) or (D) of the immediately preceding sentence. Notwithstanding anything to the contrary contained in this Section 5.03(a)(iii) or elsewhere in this Agreement, none of Parent, the Company or any of their respective Subsidiaries shall be required to propose, execute, carry out or agree or submit to any condition, limitation or remedy (w) that is not conditioned on the consummation of the Merger, (x) that would reasonably be expected to have, individually or in the aggregate, (i) a material negative impact on the business of the Company and its Subsidiaries, taken as a whole, as currently conducted or (ii) a material negative impact on the benefits expected to be derived by Parent (together with its Subsidiaries) from the Merger and the other transactions contemplated by this Agreement, (y) with respect to Parent or any of its Subsidiaries or their respective businesses, product lines, assets, permits, operations, rights, or interest therein (other than with respect to the Company and its Subsidiaries), or (z) that would require Parent or its affiliates (including the Company and its Subsidiaries) to obtain prior approval of any future acquisition, disposition, business combination or similar transaction (for the avoidance of doubt, other than any requirement to obtain prior approval generally required under applicable Law), (any of the foregoing, a “Burdensome Condition”).
(iv)   In furtherance and not in limitation of the covenants of the parties contained in this Section 5.03(a), but subject to Section 5.03(a)(iii), if any administrative or judicial action or proceeding by a Governmental Entity of competent jurisdiction is instituted challenging the Merger and the other transactions contemplated by this Agreement, each of Parent and the Company shall use its reasonable best efforts to (A) oppose fully and vigorously, including by defending through litigation, any such action or proceeding, (B) pursue vigorously all available avenues of administrative and judicial appeal and (C) seek to have vacated, lifted, reversed or overturned any judgment that is in effect that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement. Notwithstanding anything to the contrary contained in this Section 5.03(a) or elsewhere in this Agreement, none of Parent, the Company or any of their respective Subsidiaries shall be required to (and the Company and its Subsidiaries shall not, without the prior written consent of Parent) take any action, or commit to take any action, that would result in, or would reasonably be expected to result in, individually or in the aggregate, a Burdensome Condition. To assist Parent in complying with its obligations set forth in this Section 5.03(a), but subject to Section 5.02, the Company shall, and shall cause its Subsidiaries to, provide to Parent such cooperation as may be reasonably requested by Parent.
(v)   Subject to applicable Law and the requirements of applicable Governmental Entities and Section 5.03(a)(iii), the Company and Parent and their respective counsel shall, in connection with the efforts referenced in Sections 5.03(a)(i) and (a)(ii), (A) cooperate in all respects with each other in connection with any filing or submission with a Governmental Entity in connection with the transactions contemplated by this Agreement and in connection with any investigation or other inquiry by or before a Governmental Entity relating to the transactions contemplated by this Agreement, including any proceeding initiated by a private person, (B) where legally permissible, have the right to review in advance, and to the extent practicable each shall consult and consider in good faith the views of the other regarding, any material filing made with, or written materials to be submitted to, any Governmental Entity in connection with the transactions contemplated by this Agreement and of any material communication received or given in connection with any proceeding by a private person, in each case regarding any of the transactions contemplated by this agreement, (C) promptly inform each other of any material communication (or any other material correspondence or memoranda) received from, or given to, the Antitrust Division of the Department of Justice (the “DOJ”) or the Federal Trade Commission (the “FTC”) or any other applicable Governmental Entity and (D) where legally permissible, promptly furnish each other with copies of all correspondence, filings and written communications between them or their Subsidiaries or affiliates, on the one hand, and any Governmental Entity or its respective staff, on the other hand, with respect to the transactions contemplated by this Agreement. Subject to applicable Law and the requirements of applicable Governmental Entities, the Company and Parent shall (with respect to any in-person discussion or meeting), and shall to the extent practicable (with respect to any telephonic discussion or meeting), provide the other party and its counsel with advance notice of and the opportunity to participate in any material discussion or meeting with any Governmental Entity in respect of any filing, investigation or other inquiry in connection with the transactions contemplated by this Agreement. The Company and Parent shall cooperate to jointly develop, consult and cooperate with one another with respect to the strategy for obtaining any necessary approvals under Antitrust Laws and Foreign Investment Laws or responding to any request from, inquiry by, or investigation by (including directing the timing, nature and substance of all such responses) any Governmental Entity in connection with this Agreement and the transactions contemplated hereby. Notwithstanding the foregoing, in the event of any dispute between the parties relating to the strategy or appropriate course of action in connection with obtaining any clearances under applicable Antitrust Laws or Foreign Investment Laws with respect to the Merger, Parent shall have the right to make the final determination with respect to such matter. Parent, Sub and the Company further acknowledge and agree that they will not, and will cause their respective Subsidiaries not to, extend any waiting period under any Antitrust Laws and Foreign Investment Laws applicable to the Merger or enter into any agreement with any Governmental Entity not to consummate the Merger unless each of Parent and the Company has consented in writing to such extension or agreement (such consent not to be unreasonably withheld, conditioned or delayed). The Company and Parent may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Section 5.03(a) as “Antitrust Counsel Only Material.” Notwithstanding anything to the contrary in this Section 5.03(a), materials provided to the other party or its counsel may be redacted to remove references concerning the valuation of the Company and its Subsidiaries. For purposes of this Agreement, “Antitrust Laws” means the Sherman Antitrust Act of 1890, the Clayton Antitrust Act of 1914, the HSR Act, the Federal Trade Commission Act of 1914, Council Regulation 139/2004 of the European Union and all other national, federal or state, domestic or foreign, if any, statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade, affecting competition or market conditions through merger, acquisition or other transaction or effectuating foreign investment, in any case that are applicable to the Merger. For purposes of this Agreement, “Foreign Investment Laws” means Laws in any jurisdiction, that are designed or intended to prohibit, restrict, or regulate direct or indirect acquisitions, investments or ownership or control of assets, by a foreign investor that might harm domestic national security or public interest.

(b)   In connection with and without limiting the generality of the obligations set forth in Section 5.03(a)(i), each of the Company and Company Board shall, if any state takeover statute or similar statute or regulation, including the DGCL, is or becomes applicable to this Agreement, or to any of the Merger and the other transactions contemplated by this Agreement, take all actions reasonably necessary to ensure that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on this Agreement, the Merger and the other transactions contemplated by this Agreement.
(c)   The Company shall give Parent prompt notice of any litigation against the Company or its directors relating to the Merger or the other transactions contemplated by this Agreement (“Transaction Litigation”) (including by providing copies of all pleadings with respect thereto) and keep Parent reasonably informed with respect to the status thereof. Notwithstanding Section 8.02, such notice contemplated by the prior sentence will only be delivered to counsel to Parent as identified in Section 8.02, may be delivered by email and, if so delivered by email will be deemed to have been duly delivered and received for purposes of this Agreement when such email is sent. The Company will (i) give Parent the opportunity to participate, but not direct, in the defense, settlement or prosecution of any Transaction Litigation, (ii) consult with Parent with respect to the defense, settlement and prosecution of any Transaction Litigation and (iii) consider in good faith Parent’s advice with respect to such Transaction Litigation. The Company will obtain the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed) prior to settling or satisfying any such claim. It is understood and agreed that this Section 5.03(c) shall not give Parent the right to direct the defense of any such Transaction Litigation.
(d)   Immediately following the execution and delivery of this Agreement by each of the parties hereto, Parent, as the sole stockholder of Sub, will adopt this Agreement.
(e)   Following the date hereof, the Company shall take the actions set forth in Section 5.03(e) of the Company Letter in accordance with the terms thereof.
Section 5.04    Equity Awards.
(a)   As soon as practicable following the date of this Agreement and in any event prior to the Effective Time, the Company Board (or, if appropriate, any committee administering the Company Stock Plans) shall adopt such resolutions and take such other actions (including obtaining any required consents) as may be required to effect the following:
(i)   at the Effective Time, each Cash-Out Stock Option (A) with an exercise price per share less than the Merger Consideration shall, in accordance with any applicable Company Stock Plan or any applicable award agreement thereunder, be canceled and each holder thereof shall be entitled to receive in consideration for such cancelation an amount in cash equal to the product of (1) the number of shares of Company Common Stock that are subject to such Cash-Out Stock Option immediately prior to the Effective Time and (2) the excess, if any, of the Merger Consideration over the exercise price per share of Company Common Stock subject to such Cash-Out Stock Option, which amount shall be payable to such holder at or as soon as reasonably practicable following the Effective Time, and (B) with an exercise price per share equal to or greater than the Merger Consideration shall be canceled for no consideration;
(ii)   at the Effective Time, each Cash-Out RSU shall, in accordance with any applicable Company Stock Plan or any applicable award agreement thereunder, be canceled and the holder thereof shall be entitled to receive in consideration for such cancelation an amount in cash equal to the product of (A) the number of shares of Class A Common Stock that are subject to such Cash-Out RSU immediately prior to the Effective Time and (B) the Merger Consideration, which amount shall be payable to such holder at or as soon as reasonably practicable following the Effective Time;
(iii)   at the Effective Time, each Rollover RSU shall, in accordance with any applicable Company Stock Plan or any applicable award agreement thereunder, be converted at the Effective Time into a restricted stock unit, subject to substantially the same terms and conditions (including the same vesting and acceleration terms, as applicable) as were applicable under such Rollover RSU, with respect to a number of shares of Parent common stock, par value $0.20 per share (“Parent Common Stock”)

determined by multiplying the number of shares of Class A Common Stock subject to such Rollover RSU immediately prior to the Effective Time by the Exchange Ratio (rounded down to the nearest whole share);
(iv)   each provision in each Benefit Plan and Benefit Agreement providing for the issuance, transfer or grant of any shares of Company Common Stock or any Stock Options, RSUs, purchase rights under the ESPP or any other interests in respect of any capital stock (including any phantom stock or stock appreciation rights) of the Company shall, in accordance with the terms of such Benefit Plan or Benefit Agreement, as applicable, be deleted at or prior to the Effective Time, and the Company shall ensure prior to the Effective Time that, following the Effective Time, there shall be no rights to acquire shares of Company Common Stock, Stock Options, RSUs, purchase rights under the ESPP or any other interests in respect of any capital stock (including any phantom stock or stock appreciation rights) of the Company or the Surviving Corporation;
(v)   any shares of Company Common Stock that remain available for issuance pursuant to any Company Stock Plan as of the Effective Time (the “Residual Shares”) shall, in accordance with such Company Stock Plan, be converted at the Effective Time into the number of shares of Parent Common Stock equal to the product of the number of such Residual Shares and the Exchange Ratio (such shares of Parent Common Stock, the “Assumed Shares”); and
(vi)   as used in this Agreement, the following terms shall have the meanings specified below:
“Cash-Out RSU” means (A) any RSU that is outstanding immediately prior to the Effective Time to the extent vested and unsettled as of immediately prior to the Effective Time and (B) any RSU (whether vested or unvested) that is outstanding immediately prior to the Effective Time and is held by any person who, as of immediately prior to the Effective Time, is a non-employee director, consultant or independent contractor of the Company or any of its Subsidiaries;
“Cash-Out Stock Option” means any Stock Option (whether vested or unvested) that is outstanding immediately prior to the Effective Time, including, for the avoidance of doubt, any Stock Option (whether vested or unvested) that is outstanding immediately prior to the Effective Time that has an exercise price per share of Company Common Stock subject to such Stock Option greater than or equal to the Merger Consideration;
“Exchange Ratio” means a fraction, the numerator of which is the Merger Consideration and the denominator of which is the average closing price per share of Parent Common Stock on the New York Stock Exchange Composite Transactions Tape on the twenty (20) trading days immediately preceding the date on which the Effective Time occurs; and
“Rollover RSU” means any RSU other than a Cash-Out RSU that is outstanding immediately prior to the Effective Time.
(b)   As soon as practicable following the date of this Agreement, the Company Board (or, if appropriate, any committee administering the ESPP) shall adopt such resolutions and take such other actions as may be required so that (i) participation in the ESPP shall be limited to those employees who are participants on the date of this Agreement, (ii) except to the extent necessary to maintain the status of the ESPP as an “employee stock purchase plan” within the meaning of Section 423 of the Code and the Treasury Regulations thereunder, participants may not increase their payroll deduction elections or rate of contributions from those in effect on the date of this Agreement or make any separate non-payroll contributions to the ESPP on or following the date of this Agreement, (iii) no offering period shall be commenced after the date of this Agreement, (iv) if the Closing occurs prior to the end of any offering period under the ESPP that remains ongoing as of the date of this Agreement, then in accordance with the terms of the ESPP, the amounts credited to the accounts of participants in such offering period shall be used to purchase shares of Company Common Stock (rounded down to the nearest whole share) within ten (10) Business Days (or such other period specified by the Company Board or its designee) prior to the Closing under the outstanding purchase rights for such offering period, and such purchase rights will terminate immediately after such purchase, (v) the ESPP shall terminate, effective upon the Effective Time, and (vi) following such termination of the ESPP, any remaining amounts credited to the accounts of participants in the ESPP shall be distributed to such participants as soon as practicable following the Effective Time.

(c)   All amounts payable pursuant to this Section 5.04 shall be subject to any required withholding of taxes and shall be paid without interest.
(d)   The Company shall take all reasonable steps as may be required to cause the transactions contemplated by this Section 5.04 and any other dispositions of Company equity securities (including derivative securities) in connection with this Agreement by each individual who is a director or officer of the Company subject to Section 16 of the Exchange Act to be exempt under Rule 16b-3 promulgated under the Exchange Act.
(e)   At the Effective Time, by virtue of the Merger and without the need of any further corporate action, Parent shall assume the Company Stock Plans (other than the ESPP), with the result that Parent may issue the Assumed Shares after the Effective Time pursuant to the exercise of options or other equity awards granted under the Company Stock Plans or any other plan of Parent or any its affiliates.
Section 5.05    Indemnification, Exculpation and Insurance.
(a)   Parent and Sub agree that all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors or officers of the Company and its Subsidiaries as provided in their respective certificate of incorporation or bylaws (or comparable organizational documents) and any indemnification or other agreements of the Company or its Subsidiaries, in each case, as in effect on the date of this Agreement and that (i) are filed with the Filed SEC Documents, (ii) are substantially in the same form as the agreements filed with the Filed SEC Documents or (iii) are set forth in Section 5.05 of the Company Letter shall be assumed by the Surviving Corporation in the Merger, without further action, at the Effective Time, and shall survive the Merger and shall continue in full force and effect in accordance with their terms, and Parent shall cause the Surviving Corporation to comply with and honor the foregoing obligations.
(b)   In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all its properties and assets to any person, or if Parent dissolves the Surviving Corporation, then, and in each such case, Parent shall cause proper provision to be made so that the successors and assigns of the Surviving Corporation assume the obligations set forth in this Section 5.05.
(c)   Parent shall obtain, or cause to be obtained, as of the Effective Time, a “tail” insurance policy with a claims period of six (6) years from the Effective Time with respect to directors’ and officers’ liability insurance covering each person currently covered by the Company’s directors’ and officers’ liability insurance policy for acts or omissions occurring prior to the Effective Time on terms that are no less favorable than those of such policy of the Company in effect on the date of this Agreement, which insurance shall, prior to the Closing, be in effect and prepaid for such six (6)-year period; provided that in no event shall Parent or the Surviving Corporation be required to pay, with respect to the entire six (6)-year period following the Effective Time, premiums for insurance under this Section 5.05(c) which in the aggregate exceed 300% of the aggregate premiums paid by the Company for the period in its most recent fiscal year for such purpose; provided that Parent shall nevertheless obtain such coverage, with respect to the entire six (6)-year period following the Effective Time, as may be obtained for such 300% amount. Notwithstanding the foregoing, if Parent fails to obtain, or cause to be obtained, such a “tail” insurance policy by the date that is ten (10) Business Days prior to the anticipated Closing Date, then the Company may obtain a “tail” insurance policy with effect from the Effective Time on the same terms set forth in the immediately preceding sentence; provided that the aggregate cost for such “tail” insurance policy with respect to the entire six (6)-year period following the Effective Time shall not exceed 300% of the aggregate premiums paid by the Company for the period in its most recent fiscal year for such purpose.
(d)   The provisions of this Section 5.05 (i) are intended to be for the benefit of, and will be enforceable by, each indemnified party, his or her heirs and his or her representatives and (ii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise.
Section 5.06    Fees and Expenses.
(a)   Except as expressly set forth in this Section 5.06, all fees and expenses incurred in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

(b)   In the event that (i) prior to the Stockholder Meeting, a Takeover Proposal has been made (whether or not conditional and whether or not withdrawn) to the Company or its stockholders or any person has publicly announced its intention (whether or not conditional and whether or not withdrawn) to make a Takeover Proposal and thereafter (A) this Agreement is terminated by (1) Parent pursuant to Section 7.01(d), (2) by the Company pursuant to Section 7.01(b)(i) but only if, as of such termination, the Stockholder Meeting has not been held, or (3) by either Parent or the Company pursuant to Section 7.01(b)(iii) and (B) prior to the date that is twelve (12) months after such termination (1) the Company or any of its Subsidiaries enters into any definitive agreement to consummate a Takeover Proposal or (2) any Takeover Proposal is consummated (solely for purposes of this Section 5.06(b)(i), the term “Takeover Proposal” shall have the meaning set forth in the definition of Takeover Proposal contained in Section 4.02(b) except that all references to 20% in such definition shall be deemed references to 50.1%), (ii) this Agreement is terminated by Parent pursuant to Section 7.01(c) or (iii) this Agreement is terminated by the Company pursuant to Section 7.01(f), then, in each such case, the Company shall pay (or cause to be paid) to Parent a fee equal to $453,600,000 (the “Termination Fee”) by wire transfer of same-day funds (x) in the case of a termination by Parent pursuant to Section 7.01(c), within two (2) Business Days after such termination, (y) in the case of a termination by the Company pursuant to Section 7.01(f), substantially concurrently with, and as a condition to, the effectiveness of any such termination and (z) in the case of a payment as a result of either event referred to in Section 5.06(b)(i)(B), no later than the first to occur of the events referred to in Section 5.06(b)(i)(B), in each case to an account designated by Parent. Notwithstanding anything to the contrary contained in this Section 5.06 or elsewhere in this Agreement, in the event that this Agreement is terminated by the Company for any reason at any time when Parent would have had the right to terminate this Agreement, Parent shall (I) be entitled to receive the Termination Fee to the extent that it is payable at the time of such termination or that subsequently becomes payable due to the satisfaction of the remaining conditions specified in Section 5.06(b)(i)(B) and (II) not be deemed to have relinquished its right to receive the Termination Fee in accordance with this Section 5.06(b). In no event shall the Company be required to pay the Termination Fee on more than one occasion.
(c)   Notwithstanding any other provision of this Agreement, but subject to Section 7.02 and Section 8.11, the parties agree that the payment of the Termination Fee, as liquidated damages and not as a penalty, shall be the sole and exclusive monetary remedy available to Parent, Sub and their respective affiliates with respect to this Agreement and the transactions contemplated by this Agreement in the event any such payment becomes due and payable, and, upon payment of the Termination Fee, the Company (and the Company’s affiliates and its and their respective directors, officers, employees, stockholders and the other Company Representatives) shall have no further liability to Parent, Sub and their respective affiliates under this Agreement except that, Parent shall be entitled to payment of the Termination Fee (to the extent owed pursuant to Section 5.05(b)) and to any Damages, to the extent proven, resulting from or arising out of any pre-termination Willful Breach of this Agreement by the Company (as such Damages are determined taking into account any Termination Fee previously paid by the Company).
(d)   If the Company fails promptly to pay the amounts due pursuant to this Section 5.06 and, in order to obtain such payment, Parent commences a Legal Proceeding that results in a final judgment by a court of competent jurisdiction against the Company for the amounts set forth in this Section 5.06, the Company shall pay to Parent its reasonable costs and expenses (including attorneys’ fees and expenses) in connection with such Legal Proceeding and any appeal relating thereto, together with interest on the amounts set forth in this Section 5.06 at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made.
(e)   Each party acknowledges that the agreements contained in this Section 5.06 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the parties would not have entered into this Agreement.
Section 5.07    Public Announcements.   The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form heretofore agreed to by the parties. Thereafter, the Company, on the one hand, and Parent and Sub, on the other hand, shall, to the extent at all reasonably practicable, consult with the other parties to this Agreement before making, and give such other parties to this Agreement a reasonable opportunity to review and comment upon, any press release or other public statements with respect to this Agreement, the Merger and the other transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to such reasonably practicable consultation, except (i) as may be required by (A) applicable Law, (B) court process, or (C) obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system, (ii) with respect to any Adverse Recommendation Change, or (iii) in connection with any suit, action or other proceeding between the parties arising out of this Agreement; provided, in each case, that the foregoing shall not apply to any press release, employee communication or public statement so long as the statements contained therein concerning this Agreement, the Merger and the other transactions contemplated by this Agreement are substantially similar to previous releases or statements made by the applicable party with respect to which such party has complied with the provisions of this sentence and would not otherwise require the other party to make additional public disclosure.
Section 5.08    Sub Compliance.   Parent shall cause Sub to comply with all of Sub’s obligations under this Agreement.
Section 5.09    Stock Exchange Delisting; Deregistration.   Prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law and the rules and regulations of Nasdaq to cause (a) the delisting of the Class A Common Stock from Nasdaq as promptly as practicable after the Effective Time and (b) the deregistration of the Class A Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting.
Section 5.10    Employee Matters.
(a)   For the period beginning on the Closing and ending on the first anniversary of the Closing, or if earlier, the date of termination of the relevant Continuing Employee (the “Continuation Period”), Parent shall cause the Company and its Subsidiaries to honor all compensation and benefit plans, programs, policies, practices or agreements maintained or sponsored by the Company or any of its Subsidiaries, or to which the Company or any of its Subsidiaries is a party, as such plans, programs, policies, practices or agreements are in effect on the date hereof (it being understood that this Section 5.10(a) shall not be deemed to prohibit Parent or its affiliates from amending, modifying, replacing or terminating such arrangements in accordance with their terms). During the Continuation Period, Parent shall provide, or shall cause one of its affiliates to provide, to employees of the Company or any of its Subsidiaries who remain employed after the Closing (the “Continuing Employees”), (i) base salaries or wages that are no less favorable than those provided to Continuing Employees immediately prior to the Closing, (ii) target cash incentive opportunities (including annual bonus opportunity, commission opportunity, and any other short-term variable comp opportunity, but excluding retention, change in control and equity-based compensation), if any, that are no less favorable than those provided to Continuing Employees immediately prior to the Closing and (iii) retirement and welfare benefits (excluding any severance benefits, post-employment health benefits, post-employment welfare benefits and defined benefit pension and nonqualified deferred compensation plans) that are substantially comparable in the aggregate to either those provided to Continuing Employees immediately prior to the Closing or those provided to similarly situated employees of Parent and its Subsidiaries.
(b)   Parent or its applicable affiliates shall, unless prohibited by applicable Law, give, or cause to be given, to Continuing Employees credit for purposes of eligibility to participate (other than any defined benefit pension, post-employment health benefits or post-employment welfare benefits plan), vesting and, with respect to severance and vacation benefits only, determining the level of benefits, but not for benefit accrual (unless such accruals are required by applicable Law), under employee benefit plans maintained by Parent or its affiliates and in which such employees participate after the Closing, for such employees’ service prior to the Closing with the Company or any of its Subsidiaries, to the same extent recognized by the Company and its Subsidiaries prior to the Closing. Such crediting of service shall not operate to duplicate any benefit or the funding of any such benefit.
(c)   With respect to any welfare plan maintained by Parent or any of its affiliates in which Continuing Employees are eligible to participate after the Closing, Parent shall, and shall cause its applicable affiliates to, (i) waive all waiting periods, evidence of insurability requirements, and actively-at-work or similar requirements, limitations as to preexisting conditions and exclusions with respect to participation and coverage requirements applicable to such employees to the extent such conditions and exclusions were satisfied or did not apply to such employees under the welfare plans of the Company and its Subsidiaries prior to the Closing (other than with respect to pre-existing health conditions pursuant to underwriting requirements under fully insured plans), (ii) provide Continuing Employees with credit for any co-payments and deductibles paid prior to the Closing in satisfying any analogous deductible or out-of-pocket requirements only to the same extent recognized by the Company or its Subsidiaries prior to the Closing, and (iii) credit the account of each Continuing Employee under any such welfare plan that is a flexible spending plan with any unused balance in the account of such Continuing Employee under the applicable Benefit Plan. Any vacation or paid time off accrued but unused by a Continuing Employee as of immediately prior to the Effective Time shall be credited to such Continuing Employee following the Effective Time and such accrued vacation or paid time off shall not be subject to accrual limits or other forfeiture conditions that were not applicable as of immediately prior to the Effective Time.
(d)   The Company shall, and the Company shall cause its Subsidiaries to, (i) reasonably cooperate with Parent regarding any analysis conducted by the Company or Parent with respect to Code Section 280G and (ii) provide to Parent such information that is in the Company’s possession and reasonably requested by Parent to enable Parent to analyze the impact of Code Section 280G, in each case, with respect to the transactions contemplated by this Agreement. Without limiting the foregoing, the Company shall provide Parent (for Parent’s review and comment) (A) the Company’s reasonable, good faith estimate of the maximum amount (if any) that could be paid to each such “disqualified individual” as a result of the Merger and the other transactions contemplated by this Agreement (alone or in combination with any other event, including any termination of employment on or following the Closing) and (B) the “base amount” (as such term is defined in Section 280G(b)(3) of the Code) for each such “disqualified individual,” in each case calculated as of the date of this Agreement and on or prior to the fifth (5th) Business Day prior to the Effective Time, the Company shall provide Parent with its final Code Section 280G analysis for Parent’s review and comment.
(e)   The Company shall, and the Company shall cause its Subsidiaries to, coordinate in advance with Parent between the date of this Agreement and the Closing Date regarding any communication with any Company Personnel relating to compensation or benefits to be provided subsequent to the Closing Date, and any such communication shall be shared with Parent in advance and the Company shall consider Parent’s comments in good faith; provided, that, in no event shall the Company or the Subsidiaries be restricted from making any communication with any Company Personnel which are required under applicable Law or pursuant to the terms of any Benefit Plan.
(f)   Nothing contained herein shall be construed as requiring, and the Company shall take no action that would have the effect of requiring, Parent or its Subsidiaries or the Surviving Corporation to continue any specific plans or to continue the employment of any specific person. Furthermore, no provision of this Agreement shall be construed as prohibiting or limiting the ability of Parent or its Subsidiaries or the Surviving Corporation to amend, modify or terminate any plans, programs, policies, arrangements, agreements or understandings of Parent, its Subsidiaries, the Company or the Surviving Corporation and nothing therein shall be construed as an amendment to any such plan, program, policy, arrangement, agreement or understanding for any purpose. Without limiting the scope of Section 8.06, nothing in this Section 5.10 shall confer any rights or remedies of any kind or description upon any Continuing Employee (or any beneficiaries or dependents thereof) or any other person other than Parent, its Subsidiaries, the Company and their respective successors and assigns.
Section 5.11   Resignations.   The Company shall use its reasonable best efforts to deliver to Parent evidence reasonably satisfactory to Parent of the resignation of any managers, directors or officers of any Subsidiary of the Company from such positions (and not, for the avoidance of doubt, from such person’s employment with the Company or any of its Subsidiaries) as may be requested in writing by Parent no later than ten (10) Business Days prior to the Closing (such resignations to be effective at the Effective Time).
Section 5.12    Convertible Notes and Capped Call Transactions.
(a)   Prior to the Effective Time, the Company shall (i) deliver any notices required by the Convertible Notes Indenture in connection with the Merger and the transactions contemplated by this Agreement, (ii) prepare, execute and deliver, to the extent required, any supplemental indenture to the Convertible Notes

Indenture to the Trustee at or prior to the Effective Time, as and to the extent required by the Convertible Notes Indenture, in form and substance reasonably satisfactory to Parent, including to provide that on and after the Effective Time, each holder of Convertible Notes shall have the right to convert such Convertible Notes into the Merger Consideration in accordance with, and subject to, the provisions of the Convertible Notes Indenture governing the conversion of the Convertible Notes and (iii) use reasonable best efforts to take, or cause to be taken, all such further actions, including the delivery of any officer’s certificates and opinions of counsel required by the Convertible Notes Indenture or other documents or instruments, as may be necessary to comply with all of the terms and conditions of the Convertible Notes Indenture in connection with the transactions contemplated by this Agreement; provided that opinions of counsel required by the Convertible Notes Indenture, as may be necessary to comply with all of the terms and conditions of the Convertible Notes Indenture in connection with the Merger and the other transactions contemplated by this Agreement shall be delivered by Parent and its counsel to the extent required to be delivered at or after the Effective Time. Prior to the Effective Time, the Company shall not make any settlement election (including, for the avoidance of doubt, by not delivering a Settlement Notice (as defined in the Convertible Notes Indenture) with respect to any Conversion Date (as defined in the Convertible Notes Indenture)) under the Convertible Notes Indenture without prior written notice to Parent.
(b)   The Company shall provide Parent and its counsel reasonable opportunity to review and comment on any notices, certificates, press releases, supplemental indentures, officer’s certificates or other documents or instruments deliverable pursuant to or in connection with any Convertible Notes or the Convertible Notes Indenture prior to the dispatch or making thereof, each of which shall be subject to the prior approval of Parent (such approval not to be unreasonably withheld, conditioned or delayed).
(c)   Prior to the Effective Time, (i) the Company shall use reasonable best efforts to take all actions, including the delivery of any notices or other documents or instruments, as may be required or contemplated by the terms of the applicable Capped Call Transaction or as reasonably requested by Parent in connection with making elections under, amending, obtaining waivers or unwinding or otherwise settling the Capped Call Transactions, provided that, unless otherwise agreed by the parties, each such election, amendment, waiver, unwinding or settlement shall take effect at or after the Effective Time and (ii) the Company shall use its reasonable best efforts to cooperate with Parent in initiating or continuing any discussions, negotiations or agreements with the counterparties to the Capped Call Transactions (each, a “Hedge Counterparty”), with respect to any determination, cancelation, termination, exercise, settlement, adjustment or computation under, or in connection with the Capped Call Transaction, including with respect to any shares or cash amounts that may be payable or deliverable to the Company pursuant to the Capped Call Transactions. The Company shall promptly provide Parent with any written notices or other documents received from any Hedge Counterparty with respect to any determination, cancelation, termination, exercise, settlement, adjustment or computation under, or in connection with any discussions or negotiations related to, the Capped Call Transactions. The Company shall not, and shall cause Company Representatives not to, except as contemplated herein, enter into any discussions, negotiations or agreements in respect of the Capped Call Transactions or make any elections, amendments, modifications or other changes to the terms of the Capped Call Transactions or exercise any rights it may have to terminate or cause the early settlement, exercise or cancellation of the Capped Call Transactions, without Parent’s prior written consent (not to be unreasonably withheld, conditioned or delayed), except as required pursuant to the terms thereof (as in effect on the date of this Agreement, subject to adjustments pursuant to the terms thereof). The Company shall use reasonable best efforts to keep Parent informed of all material discussions and negotiations with the Hedge Counterparties relating to the Capped Call Transactions. The Company shall provide Parent and its counsel reasonable opportunity to review and comment on any material written response to any written notice or other document received from any Hedge Counterparty with respect to any determination, adjustment or computation under, or in connection with any discussions or negotiations related to, the Capped Call Transactions prior to making any such response, and the Company shall (i) use its reasonable best efforts to promptly respond to any reasonable questions from, and (ii) consider in good faith any reasonable comments made by, Parent or its counsel with respect thereto prior to making any such response. Nothing in this Section 5.12(c) shall be interpreted as an independent requirement for the Company to be required to terminate any Capped Call Transaction prior to the Effective Time.
(d)   The Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to cause their respective representatives to cooperate with Parent in connection with the fulfillment of the Company’s obligations under the terms of the Convertible Notes and the Convertible Notes Indenture at any time after the date hereof as reasonably requested by Parent.
Section 5.13    Cybersecurity Risk Review and Report.   Following execution of this Agreement, the Company shall participate, at Parent’s sole cost and expense, in a cybersecurity risk review with an independent cybersecurity services vendor (“Independent Reviewer”) to be mutually agreed upon by the parties hereto, resulting in a draft report to be delivered to the Company before the Closing Date. The scope of such cybersecurity risk review shall be mutually agreed upon by the parties hereto. The Company and its Subsidiaries shall consider in good faith the recommendations in the draft report provided by the Independent Reviewer and may, in its sole discretion and notwithstanding any obligations or restrictions under Section 4.01, implement any remediation actions recommended in such report prior to Closing. Upon delivery of the draft report provided by the Independent Reviewer to the Company, the Independent Reviewer may, with prior authorization from Company (not to be unreasonably withheld, conditioned or delayed), provide a redacted version or high-level summary of the draft report (excluding any competitively sensitive information) to Parent under, and subject to, the terms of that certain Clean Team Confidentiality Agreement, dated as of November 18, 2025, by and between the Company and Parent. Any such redacted version or high-level summary shall be considered confidential information of the Company subject to the Confidentiality Agreement. None of the completion of, results of or implementation of the cybersecurity risk review contemplated by this Section 5.13 shall cause any condition to Closing set forth in Article VI to fail to be satisfied or give rise to, form the basis of or otherwise be included in any claim that any of the conditions set forth in Article VI have not been satisfied at or prior to the Closing Date.
ARTICLE VI
Conditions Precedent
Section 6.01    Conditions to Each Party’s Obligation to Effect the Merger.   The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:
(a)   Stockholder Approval.   The Stockholder Approval shall have been obtained.
(b)   Regulatory Laws.   (i) Any waiting period (and any extension thereof) applicable to the Merger under the HSR Act shall have been terminated or shall have expired and (ii) any other approval, clearance or expiration of a waiting period under any other applicable Antitrust Law or Foreign Investment Law of any Governmental Entity of a jurisdiction set forth in Section 6.01(b) of the Company Letter shall have been obtained or terminated or shall have expired, as applicable; provided that, with respect to the obligations of Parent and Sub to effect the Merger, the conditions set forth in each of (i) and (ii) are satisfied without the imposition, individually or in the aggregate, of a Burdensome Condition as a result of the transactions contemplated hereby, or are waived by Parent.
(c)   No Injunctions or Legal Restraints.   (i) No temporary restraining order, preliminary or permanent injunction or other Judgment or Law of, or issued by, any court of competent jurisdiction or other Governmental Entity of competent jurisdiction shall be in effect, in each case having the effect of preventing or materially restraining the consummation of the Merger or imposing, individually or in the aggregate, a Burdensome Condition as a result of the transactions contemplated hereby (collectively, “Legal Restraints”) and (ii) no Governmental Entity shall have instituted any action or proceeding (which remains pending at what would otherwise be the Closing Date) before any court or other Governmental Entity of competent jurisdiction seeking to temporarily or permanently enjoin, restrain or otherwise prohibit consummation of the Merger or impose a Legal Restraint (it being understood and agreed by the parties that only a court of competent jurisdiction or other Governmental Entity in the jurisdictions identified in Section 6.01(c) of the Company Letter shall constitute a court of competent jurisdiction or other Governmental Entity for purposes of this Section 6.01(c)).
Section 6.02    Conditions to Obligations of Parent and Sub.   The obligations of Parent and Sub to effect the Merger are further subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:
(a)   Representations and Warranties.   The representations and warranties of the Company:
(i)   set forth in Section 3.01(g)(ii) of this Agreement shall be true and correct in all respects;

(ii)   set forth in Section 3.01(c)(i), Section 3.01(c)(ii), Section 3.01(c)(iii), Section 3.01(c)(v), Section 3.01(d)(i), Section 3.01(d)(ii),Section 3.01(d)(iii) and Section 3.01(v) of this Agreement shall be true and correct in all respects (except for de minimis inaccuracies) as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case, as of such earlier date);
(iii)   set forth in Section 3.01(a), Section 3.01(b)(ii), Section 3.01(c)(iv), Section 3.01(c)(vi), Section 3.01(c)(vii), Section 3.01(w) and Section 3.01(x) of this Agreement (A) to the extent not qualified by “material,” “materiality,” “Material Adverse Effect” and words of similar import set forth therein, shall be true and correct in all material respects as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date) and (B) to the extent qualified by “material,” “materiality,” “Material Adverse Effect” and words of similar import set forth therein, shall be true and correct, as so qualified, in all respects as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date); and
(iv)   all other representations and warranties of the Company set forth in this Agreement, other than those Sections specifically identified in clauses (i), (ii) and (iii) of this Section 6.02(a), shall be true and correct (disregarding all qualifications or limitations as to “material,” “materiality,” “Material Adverse Effect” and words of similar import set forth therein) as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except, in the case of this clause (iv), where the failure to be true and correct would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)   Performance of Obligations of the Company.   The Company shall have performed in all material respects all covenants and agreements in this Agreement required to be performed by it at or prior to the Closing Date.
(c)   No Material Adverse Effect.   Since the date of this Agreement, no Material Adverse Effect shall have occurred, of which the existence or consequences are still continuing.
(d)   Officer’s Certificate.   Parent shall have received a certificate signed on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer of the Company, certifying that the conditions set forth in Section 6.02(a), Section 6.02(b) and Section 6.02(c) have been satisfied.
Section 6.03    Conditions to Obligation of the Company.   The obligation of the Company to effect the Merger is further subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:
(a)   Representations and Warranties.   The representations and warranties of Parent and Sub set forth in this Agreement shall be true and correct (disregarding all qualifications or limitations as to “material,” “materiality,” “Material Adverse Effect” and words of similar import set forth therein) as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except for any such failure to be true and correct that would not, individually or in the aggregate, reasonably be expected to, prevent, materially impair, or materially delay beyond the Termination Date, the consummation of the Merger.
(b)   Performance of Obligations of Parent and Sub.   Parent and Sub shall have performed in all material respects all covenants and agreements in this Agreement required to be performed by them at or prior to the Closing Date.
(c)   Officer’s Certificate.   The Company shall have received a certificate signed on behalf of Parent by the Chief Executive Officer or the Chief Financial Officer of Parent, certifying that the conditions set forth in Section 6.03(a) and Section 6.03(b) have been satisfied.
Section 6.04    Frustration of Closing Conditions.   None of the Company, Parent or Sub may rely on the failure of any condition set forth in Section 6.01, Section 6.02, or Section 6.03, as the case may be, to be satisfied if such failure was caused by such party’s failure to use reasonable best efforts to consummate the Merger and the other transactions contemplated by this Agreement, as required by and subject to Section 5.03, or by such party’s breach of any other provision of this Agreement.
ARTICLE VII
Termination, Amendment and Waiver
Section 7.01    Termination.   This Agreement may be terminated, and the Merger contemplated hereby may be abandoned, at any time prior to the Effective Time, whether before or after the Stockholder Approval has been obtained (except as provided herein), upon written notice (other than in the case of Section 7.01(a) below) from the terminating party to the non-terminating party specifying the subsection of this Section 7.01 pursuant to which such termination is effected:
(a)   by mutual written consent of Parent, Sub and the Company;
(b)   by either Parent or the Company, if:
(i)   the Merger shall not have been consummated for any reason by 11:59 p.m., Eastern time, on December 7, 2026 (the “Initial Termination Date,” and, such time and date as it may be extended pursuant to this Section 7.01(b)(i), the “Termination Date”); provided that if as of the Initial Termination Date all conditions to this Agreement are satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing) or waived, other than the conditions set forth in Section 6.01(b) or Section 6.01(c), the Initial Termination Date shall be automatically extended, without action required of any party, to 11:59 p.m., Eastern Time, on March 7, 2027 (the “First Extended Termination Date”); provided, further, that if as of the First Extended Termination Date all conditions to this Agreement are satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing) or waived, other than the conditions set forth in Section 6.01(b) or Section 6.01(c), the First Extended Termination Date shall be automatically extended, without action required of any party, to 11:59 p.m., Eastern Time, on June 7, 2027 (the “Second Extended Termination Date”); provided, however, that the right to terminate this Agreement under this Section 7.01(b)(i) shall not be available to any party whose action or failure to act has been a principal cause of or directly resulted in the failure of the Merger to occur on or before the applicable date and such action or failure to act constitutes a breach of this Agreement (it being understood that Parent and Sub shall be deemed to be a single party for purposes of the foregoing provision);
(ii)   any Legal Restraint shall be in effect and shall have become final and nonappealable; provided, however, that the right to terminate this Agreement under this Section 7.01(b)(ii) shall not be available to a party if the failure of such party (and in the case of Parent, including the failure of Sub) to perform any of its obligations under this Agreement has been a principal cause of the issuance of such Legal Restraint; or
(iii)   the Stockholder Meeting shall have been held and the Stockholder Approval shall not have been obtained thereat;
(c)   by Parent prior to the Company obtaining the Stockholder Approval, in the event that an Adverse Recommendation Change has occurred;
(d)   by Parent, if the Company shall have breached any of its representations or warranties or failed to perform any of its covenants or agreements contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 6.02(a) or Section 6.02(b) and (ii) (A) is incapable of being cured prior to the Termination Date or (B) is not cured by the Company on or before the earlier of (i) the Termination Date and (ii) the date that is thirty (30) Business Days after written notice from Parent of such breach or failure; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.01(d) if Parent or Sub is then in material breach of this Agreement or if any representation or warranty of Parent or Sub shall have become untrue, in either case, so as to result in the failure of any of the conditions set forth in Section 6.03(a) or Section 6.03(b);
(e)   by the Company, if Parent shall have breached any of its representations or warranties or failed to perform any of its covenants or agreements contained in this Agreement, which breach or failure to perform

(i) would give rise to the failure of a condition set forth in Section 6.03(a) or Section 6.03(b) and (ii) (A) is incapable of being cured prior to the Termination Date or (B) is not cured by Parent or Sub on or before the earlier of (i) the Termination Date and (ii) the date that is thirty (30) Business Days after written notice from the Company of such breach or failure; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.01(e) if the Company is then in material breach of this Agreement or if any representation or warranty of the Company shall have become untrue, in either case, so as to result in the failure of any of the conditions set forth in Section 6.02(a) or Section 6.02(b); or
(f)   by the Company, at any time prior to obtaining the Stockholder Approval, if (i) the Company has received a Superior Proposal after the date of this Agreement that did not result from a breach of Section 4.02(b), (ii) the Company substantially concurrently with such termination enters into an Acquisition Agreement providing for the alternative transaction contemplated by such Superior Proposal, (iii) substantially concurrently with, and as a condition to, such termination the Company pays or causes to be paid to Parent (or its designee) the Termination Fee pursuant to Section 5.06(b) and (iv) the Company has complied with Section 4.02(c) with respect to such Superior Proposal.
Section 7.02    Effect of Termination.   In the event of termination of this Agreement by either the Company or Parent as provided in Section 7.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent, Sub or the Company, other than the last sentence of Section 5.02, Section 5.06, this Section 7.02 and Article VIII and except for any Willful Breach by a party of any of its representations, warranties, covenants or agreements set forth in this Agreement (which Willful Breach and liability for any and all damages, costs, expenses, liabilities or losses of any kind, in each case, incurred or suffered by the other party (collectively, “Damages”) as a result of such Willful Breach shall not be affected by termination of this Agreement).
Section 7.03    Amendment.   This Agreement may be amended by the parties hereto at any time, whether before or after the Stockholder Approval has been obtained; provided, however, that after the Stockholder Approval has been obtained, there shall be made no amendment that by Law requires further approval by the Company Stockholders without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. Termination of this Agreement prior to the Effective Time shall not require the approval of the stockholders of either Parent or the Company.
Section 7.04    Extension; Waiver.   At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions contained herein; provided, however, that after the Stockholder Approval has been obtained, there shall be made no waiver that by Law requires further approval by the Company Stockholders without the further approval of such stockholders. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party which specifically sets forth the terms of such extension or waiver. The failure or delay by any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights nor shall any single or partial exercise by any party to this Agreement of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.
ARTICLE VIII
General Provisions
Section 8.01    Nonsurvival of Representations, Warranties, Covenants, or Agreements.   None of the representations, warranties, covenants or agreements contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 8.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance at or after the Effective Time.
Section 8.02    Notices.   All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by email or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand or, if mailed, three (3) days after mailing (one (1) Business Day in the case of express mail or overnight courier service) or, if emailed, on the date transmitted (provided no “bounce back” or similar message of non-delivery is received with respect thereto), as follows (or at such other address for a party as shall be specified by notice given in accordance with this Section 8.02):
if to Parent or Sub, to:
International Business Machines Corporation
New Orchard Road
Armonk, New York 10504
Email:
[redacted]

Attention:
Eyal Ofir

with a copy to:
International Business Machines Corporation
New Orchard Road
Armonk, New York 10504
Email:
[redacted]

Attention:
Scott Ferrauiola

and with a copy to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
Email:
swilliams@paulweiss.com; dobadina@paulweiss.com

Attention:
Steven J. Williams; Dotun Obadina

if to the Company, to:
Confluent, Inc.
899 West Evelyn Ave.
Mountain View, CA 94041
Email:
[redacted]

Attention:
Chief Legal Officer

with a copy to:
Cooley LLP
3 Embarcadero Center, 20th Floor
San Francisco, CA 94111
Email:
jleigh@cooley.com; bbeerle@cooley.com;
javina@cooley.com; rkumar@cooley.com

Attention:
Jamie Leigh; Ben Beerle; Jon Avina; Rishab Kumar

Section 8.03    Definitions.   For purposes of this Agreement:
(a)   ”affiliate” means, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with such first person;
(b)   ”Affordable Care Act” means the Patient Protection and Affordable Care Act, as amended;
(c)   ”Benefit Agreement” means (1) any employment, deferred compensation, change in control, severance, termination, employee benefit, loan, retention, equity or equity-based compensation, consulting or similar Contract between the Company or any of its Subsidiaries, on the one hand, and any Company Personnel, on the other hand, (2) any Contract between the Company or any of its Subsidiaries, on the one hand, and any Company Personnel, on the other hand, providing for any compensatory payments or benefits to the extent such payments or benefits are contingent, or the terms of such Contract are altered, upon the occurrence of a transaction involving the Company of the nature contemplated by this Agreement (alone or in combination with any other event), (3) any Contract between the Company or any of its

Subsidiaries, on the one hand, and any Company Personnel, on the other hand, concerning non-competition, non-solicitation of customers or employees, non-disclosure of information, ownership of Intellectual Property rights or any other restrictive covenant or (4) any trust or insurance Contract or other agreement to fund or otherwise secure payment of any compensation or benefit to be provided to any Company Personnel;
(d)   ”Benefit Plan” means any employment, bonus, pension, profit sharing, deferred compensation, incentive compensation, equity or equity-based compensation, performance, retirement, thrift, savings, cafeteria, paid time off, perquisite, fringe benefit, vacation, severance, change in control, termination, retention, disability, death benefit, hospitalization, medical or other welfare benefit or other similar plan, program, policy, arrangement or understanding (whether oral or written, formal or informal, funded or unfunded and whether or not legally binding or subject to the Laws of the United States), sponsored, maintained, contributed to or required to be sponsored, maintained or contributed to by the Company, any of its Subsidiaries or any Commonly Controlled Entity, in each case, providing compensation or benefits to any Company Personnel, including the Company Stock Plans, but not including the Benefit Agreements;
(e)   ”Business Day” means any day other than (i) a Saturday or a Sunday, (ii) a day on which commercial banks in New York City or the office of the Delaware Secretary of State is authorized or required by Law to be closed or (iii) any day on which the SEC’s EDGAR system is not open to accept filings;
(f)   ”Capped Call Transactions” means those capped call options purchased by the Company from each of Royal Bank of Canada, Deutsche Bank AG, London Branch, Citibank, N.A., Bank of Montreal, Barclays Bank PLC and Wells Fargo Bank, National Association in connection with the issuance of the Convertible Notes;
(g)   ”Class A Common Stock” means the shares of Class A common stock, par value $0.00001 per share, of the Company;
(h)   ”Class B Common Stock” means the shares of Class B common stock, par value $0.00001 per share, of the Company;
(i)   ”Commonly Controlled Entity” means any person or entity that, together with the Company, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code or with respect to which the Company is otherwise jointly or severally liable under applicable Law;
(j)   ”Company Common Stock” means the Class A Common Stock and the Class B Common Stock;
(k)   ”Company Personnel” means any current or former director, officer, employee, individual independent contractor or consultant of the Company or any of its Subsidiaries;
(l)   ”Company Source Code” has the meaning set forth in Section 3.01(q)(iii);
(m)   ”Contract” means any loan or credit agreement, bond, debenture, note, mortgage, indenture, guarantee, lease or other contract, commitment, agreement, instrument, arrangement, understanding, obligation, undertaking or license, whether oral or written;
(n)   ”Convertible Notes” means those certain 0% Convertible Senior Notes due 2027, issued by the Company pursuant to the Convertible Notes Indenture;
(o)   ”Convertible Notes Indenture” means that certain Indenture, dated as of December 31, 2021, by and between the Company and U.S. Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”);
(p)   ”Indebtedness” means any (A) indebtedness for borrowed money, (B) indebtedness evidenced by any bond, debenture, note, mortgage, indenture or other debt instrument or debt security, (C) amounts owing as deferred purchase price for the purchase of any property, (D) capital lease obligations, (E) liabilities arising out of interest rate and currency swap arrangements and any other arrangements designed to provide protection against fluctuations in interest or currency rates, (F) liabilities under sale-and-leaseback transactions, agreements to repurchase securities sold and other similar financing transactions, (G) liabilities arising from any breach of any of the foregoing or (H) guarantees with respect to any indebtedness or obligation of a type described in clauses (A) through (G) above of any other person;
(q)   ”knowledge” means, with respect to any matter in question, the actual knowledge, after reasonable inquiry and investigation, of the persons identified in Section 8.03(q) of the Company Letter. With respect to matters involving the Intellectual Property Rights of the Company, knowledge does not require, or impute knowledge of information that would have been gained by, searches of public records that were not performed;
(r)   ”Material Adverse Effect” means any state of facts, change, development, event, effect, condition, occurrence, action or omission (each, an “Effect”) that, individually or in the aggregate, would reasonably be expected to result in a material adverse effect on the business, assets, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that in no event shall any of the following Effects, alone or in combination, be deemed to constitute, or be taken into account, in determining whether there has been, or would be, a Material Adverse Effect: (A) any change in general economic, market or political conditions affecting the United States economy, or any other national or regional economy or the global economy generally (except to the extent that such Effect disproportionately affects the Company and its Subsidiaries, taken as a whole, relative to other participants of similar size in its industry, in which case, only the incremental disproportionate effect shall be taken into account); (B) any change in the conditions in the industry sectors in which the Company and its Subsidiaries conduct business or in any specific jurisdiction or geographical area in which the Company and its Subsidiaries conduct business (except to the extent that such Effect disproportionately affects the Company and its Subsidiaries, taken as a whole, relative to other participants of similar size in its industry, in which case, only the incremental disproportionate effect shall be taken into account); (C) any change in GAAP or applicable Law or the enforcement or interpretation of any of the foregoing (except to the extent that such Effect disproportionately affects the Company and its Subsidiaries, taken as a whole, relative to other participants of similar size in its industry, in which case, only the incremental disproportionate effect shall be taken into account); (D) any act of terrorism, hostilities, sabotage, war (whether or not declared), national disaster, national or international calamity, civil unrest, cyber-attack, cybercrime or military action (in each case including any escalation or worsening of the foregoing) affecting the United States or any other country or region of the world (except to the extent that such Effect disproportionately affects the Company and its Subsidiaries, taken as a whole, relative to the other participants of similar size in its industry, in which case, only the incremental disproportionate effect shall be taken into account); (E) changes in the financial, credit, banking or securities markets in the United States or any other country or region in the world (including any disruption thereof and any decline in the price of any security or any market index) and including changes or developments in or relating to currency exchange or interest rates or rates of inflation (except to the extent that such Effect disproportionately affects the Company and its Subsidiaries, taken as a whole, relative to other participants of a similar size in its industry, in which case only the incremental disproportionate effect shall be taken into account); (F) any failure to meet internal, published or third party projections, forecasts or revenue or earnings predictions or estimates for any period (provided that the underlying causes of such failures may constitute or be taken into account in determining whether there has been, or would be, a Material Adverse Effect); (G) any change in the price or trading volume of the Company Common Stock in and of itself (provided that the underlying causes of such change may constitute or be taken into account in determining whether there has been, or would be, a Material Adverse Effect); (H) any change in regulatory, legislative or political conditions (including anti-dumping actions, international tariffs, sanctions, trade policies or disputes or any “trade war” or similar actions) in the United States or any other country or region in the world (except to the extent that such Effect disproportionately affects the Company and its Subsidiaries, taken as a whole, relative to other participants of similar size in its industry, in which case, only the incremental disproportionate effect shall be taken into account); (I) the negotiation, execution or delivery of this Agreement or the public announcement (including as to the identity of the parties hereto) or pendency or consummation of the Merger or the other transactions contemplated by this Agreement, including any loss of or adverse change in the relationship of the Company and its Subsidiaries with their respective employees, customers, distributors, licensors, partners or suppliers attributable to the announcement of this Agreement or the pendency of the Merger or the other transactions contemplated hereby; provided that this clause (I) shall not apply with respect to any representation or warranty (or any condition to the consummation of the Merger relating to such representation and warranty) to the extent the purpose of such representation and warranty is to address the consequences resulting from the execution and delivery of this Agreement or the consummation of the Merger; (J) the occurrence of natural or man-made disasters, calamities, pandemics, epidemics, or other public health events, force majeure events or weather conditions (except to the extent that such Effect disproportionately affects the Company and its Subsidiaries, taken as a whole, relative to the other participants of similar size in its industry, in which case, only the incremental disproportionate effect shall be taken into account); (K) any action or omission of the Company or any of its Subsidiaries taken with the prior written consent of Parent (or any action not taken as a result of a failure of Parent to consent to an action otherwise requiring Parent’s consent); or (L) any Transaction Litigation;
(s)   ”Nasdaq” means The Nasdaq Global Select Market;
(t)   ”person” means any natural person, corporation, limited liability company, partnership, joint venture, trust, business association, Governmental Entity or other entity;
(u)   ”Personal Information” means information that constitutes “personally identifiable information,” “personal information,” “personal data,” “protected health information,” or any analogous term under applicable Privacy and Data Security Laws;
(v)   ”Privacy and Data Security Laws” means all applicable Laws governing the collection, use, processing, storage, safeguarding, and security (both technical and physical) of Personal Information, including, as applicable and without limitation, (i) any such Laws relating to the use of Personal Information for the purpose of undertaking direct marketing to individuals and (ii) the European Union’s General Data Protection Regulation, the UK Data Protection Regulation and Data Protection Act 2018, Section 5 of the Federal Trade Commission Act (relating to privacy or data security), the California Consumer Privacy Act (as amended by the California Privacy Rights Act), the Children’s Online Privacy Protection Act, the Health Insurance Portability and Accountability Act and the regulations promulgated thereunder, and all U.S. State data breach notification Laws or regulations;
(w)   a “Subsidiary” of any person means any other person (i) more than 50% of whose outstanding shares or securities representing the right to vote for the election of directors or other managing authority of such other person are, now or hereafter, owned or controlled, directly or indirectly, by such first person, but such other person shall be deemed to be a Subsidiary only so long as such ownership or control exists, or (ii) which does not have outstanding shares or securities with such right to vote, as may be the case in a partnership, joint venture or unincorporated association, but more than 50% of whose ownership interest representing the right to make the decisions for such other person is, now or hereafter, owned or controlled, directly or indirectly, by such first person, but such other person shall be deemed to be a Subsidiary only so long as such ownership or control exists; and
(x)   ”Willful Breach” means, with respect to any representation, warranty, agreement or covenant in this Agreement, an act or omission taken or omitted to be taken that the breaching party intentionally takes (or intentionally fails to take) and knows (or reasonably should have known) would, or would reasonably be expected to, cause a material breach of such representation, warranty, agreement or covenant.
Section 8.04   Exhibits; Interpretation.   The headings contained in this Agreement or in any Exhibit hereto and in the Table of Contents to this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. Any capitalized terms used in any Exhibit but not otherwise defined therein shall have the meaning as defined in this Agreement. When a reference is made in this Agreement to an Article, Section or Exhibit, such reference shall be to an Article or Section of, or an Exhibit to, this Agreement unless otherwise indicated. Any disclosure contained in any section of the Company Letter shall be deemed to be disclosed with respect to any other Section of this Agreement to the extent that it is reasonably apparent from the face of such disclosure that such disclosure is applicable to such other Section of this Agreement. For all purposes hereof, the terms “include,” “includes” and “including” shall be deemed followed by the words “without limitation.” The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import, shall be deemed to refer to the date set forth in the preamble to this Agreement. Unless the context otherwise requires, the terms “neither,” “nor,” “any,” “either” and “or” are not exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if.” The words “shall” and “will” have the same meaning. References to “days” shall mean “calendar days” unless expressly stated otherwise. References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively. References to “ordinary course” shall include “consistent with past practice” unless expressly stated otherwise. No summary of this Agreement or any Exhibit, Schedule or other document delivered herewith prepared by or on behalf of any party will affect the meaning or interpretation of this Agreement or such Exhibit or Schedule. Any reference in this Agreement to a date or time shall be deemed to be such date or time in the City of New York, New York, unless otherwise specified. Except as otherwise provided herein, any information “made available” to Parent by the Company or its Subsidiaries shall include that information contained in such documents stored in that certain virtual data room maintained by the Company through Datasite and that Parent and Parent’s representatives have been granted access to (and continue to have access to) as of twenty-four (24) hours prior to the execution of this Agreement (in a form visible to Parent or Parent’s representatives). Unless otherwise indicated, any Contract, instrument or Law defined or referred to herein means such Contract, instrument or Law as from time to time amended, modified or supplemented and includes any re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, as applicable (provided, that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to (a) any statute shall be deemed to refer to (i) such statute, as amended, and (ii) any rules or regulations promulgated thereunder, in each case, as of such date and (b) such deemed inclusion shall not apply with respect to any reference to a Contract in the Company Letter). An accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP. All monetary figures and references to “$” or “Dollars” shall be in United States dollars unless otherwise specified. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning. References to a person are also to its permitted successors and permitted assigns. Each of the parties has been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, hereby waives, with respect to this Agreement and any Exhibit hereto and the Company Letter, the application of any Law or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.
Section 8.05   Counterparts.   This Agreement may be executed in one or more textually identical counterparts (including by electronic or digital signature, .pdf, .tif, .gif, .jpg or similar attachment to email or by electronic signature service (any such delivery, an “Electronic Delivery”)), all of which shall be considered one and the same agreement and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties. No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
Section 8.06   Entire Agreement; No Third-Party Beneficiaries.   This Agreement (a) and, subject to this Section 8.06 any Exhibit hereto, the Company Letter and the Voting Agreement, constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement, except for the Confidentiality Agreement, and (b) is not intended to confer upon any person other than the parties hereto (and their respective successors and assigns) any rights (legal, equitable or otherwise) or remedies, whether as third-party beneficiaries or otherwise, except (i) for the right of the Company Stockholders to receive the Merger Consideration pursuant to Article II following the Effective Time in accordance with the terms of this Agreement; (ii) for the right of the holders of Stock Options or RSUs to receive the consideration set forth in Section 5.04; (iii) if a court of competent jurisdiction has declined to grant specific performance in favor of the Company and has instead granted an award of damages, then, subject to Section 7.02, the Company may enforce such award and seek additional damages on behalf of the holders of shares of Company Common Stock, Stock Options and RSUs (which Parent acknowledges and agrees may include damages based on a decrease in share value or lost premium); (iv) if Parent or Sub wrongfully terminates this Agreement or Willfully Breaches this Agreement, then following the termination of this Agreement, subject to Section 7.02, the Company may seek damages on behalf of the holders of shares of Company Common Stock, Stock Options and RSUs (which Parent acknowledges and agrees may include damages based on a decrease in share value or lost premium); and (v) for the provisions of Section 5.05. The rights granted pursuant to clause (b)(iii) and (b)(iv) of the preceding sentence will only be enforceable on behalf of the holders of shares of Company Common Stock, Stock Options and RSUs by the Company, in its sole and absolute discretion, as agent for such holders, and it is understood and agreed that any and all interests in such claims will attach to such shares of the Company Common Stock, Stock Options and RSUs and subsequently transfer therewith and, consequently, any damages, settlements or other amounts recovered or received by the Company with respect to such claims may, in the Company’s sole and absolute discretion, be (A) distributed, in whole or in part, by the Company to such holders as of any date determined by the Company; or (B) retained by the Company for the use and benefit of the Company in any manner that the Company deems fit. Notwithstanding anything in this Agreement to the contrary, the parties acknowledge and agree that the Company Letter is not incorporated by reference into, and shall not be deemed to constitute a part of this Agreement or the “agreement of merger” for purposes of Section 251 of the DGCL.
Section 8.07   Governing Law.   This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws thereof.
Section 8.08   Assignment.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties, except that Parent and Sub may assign, in their sole discretion, any or all of their rights, interests and obligations under this Agreement to any affiliate of Parent, but no such assignment shall relieve the assigning party of its obligations under this Agreement if such assignee does not perform such obligations. Except as provided in the provision in the immediately preceding sentence, any purported assignment without such consent shall be void. Subject to the preceding two sentences, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.
Section 8.09   Consent to Jurisdiction; Service of Process; Venue.   Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, only if such court declines to accept jurisdiction over a particular matter, then in the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware (but only in such event), then in any Delaware state court sitting in New Castle County) and any appellate court from any of such courts (the “Chosen Courts”), for the purposes of any suit, action or other proceeding arising out of this Agreement or the Merger or any other transaction contemplated by this Agreement (and agrees that no such action, suit or proceeding relating to this Agreement shall be brought by it or any of its Subsidiaries except in such courts). Each of the parties further agrees that, to the fullest extent permitted by applicable Law, service of any process, summons, notice or document by U.S. registered mail to such person’s respective address set forth above shall be effective service of process for any action, suit or proceeding in the Chosen Courts with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties hereto irrevocably and unconditionally waives (and agrees not to plead or claim), any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the Merger or any of the other transactions contemplated by this Agreement in the Chosen Courts, or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
Section 8.10   Waiver of Jury Trial.   Each party hereto hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any suit, action or other proceeding directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 8.10.
Section 8.11   Enforcement.   The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Chosen Courts, this being in addition to any other remedy to which they are entitled at Law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach. Any party seeking an injunction or injunctions to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. In the event any party hereto brings any action, claim, complaint, suit, action or other proceeding to enforce specifically the performance of the terms and provisions of this Agreement prior to the Closing, the Termination Date shall automatically be extended by the amount of time during which such action, claim, complaint, suit, action or other proceeding is pending, plus twenty (20) Business Days.
Section 8.12   Severability.   If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
[Signature page follows]

IN WITNESS WHEREOF, Parent, Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.
INTERNATIONAL BUSINESS MACHINES CORPORATION
By:
/s/ Eyal Ofir

Name:
Eyal Ofir

Title:
Vice President, Corporate Development

CORVO MERGER SUB, INC.
By:
/s/ J. Eric Reed

Name:
J. Eric Reed

Title:
Director

[Signature Page to Agreement and Plan of Merger]

CONFLUENT, INC.
By:
/s/ Edward Jay Kreps

Name:
Edward Jay Kreps

Title:
Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Exhibit A
Form of Amended and Restated Certificate of Incorporation of the Surviving Corporation
[Attached]

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
of
CONFLUENT, INC.
1.   Name.   The name of the corporation is Confluent, Inc. (the “Corporation”).
2.   Address; Registered Office and Agent.   The name and address of the Corporation’s registered agent is Corporation Service Company, 251 Little Falls Drive, City of Wilmington, County of New Castle, Delaware 19808.
3.   Purpose.   The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).
4.   Number of Shares.   The total number of shares of stock that the Corporation shall have authority to issue is 10,000, all of which shall be designated shares of Common Stock with the par value of $0.001 per share.
The Corporation may issue fractional shares of Common Stock. The holders of fractional shares shall be entitled to all rights as stockholders of the Corporation to the extent provided herein and under applicable law in respect of such fractional shares.
5.   Election of Directors.   Unless and except to the extent that the Amended and Restated Bylaws of the Corporation (the “Bylaws”) shall so require, the election of directors of the Corporation need not be by written ballot.
6.   Limitation of Liability.   To the fullest extent authorized by the DGCL, as it presently exists or may hereafter be amended or modified from time to time, no director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. If the DGCL is amended hereafter to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the DGCL, as so amended. Any repeal, modification or elimination of this Section 6 shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal, modification or elimination with respect to acts or omissions occurring prior to such repeal, modification or elimination.
7.   Indemnification.
7.1   Indemnification of Corporate Agents.   The Corporation shall indemnify and is authorized to provide advancement of expenses, to the fullest extent permitted by applicable law, any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against all expenses, liabilities, and losses (including attorneys’ fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such person in connection with any proceeding mentioned in this Section 7.
7.2   Repeal or Modification.   Neither any amendment, modification or repeal of this Section 7, nor the adoption of any provision of the Corporation’s Amended and Restated Certificate of Incorporation inconsistent with this Section 7, shall eliminate or reduce the effect of this Section 7 in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Section 7, would accrue or arise, prior to such amendment, repeal, modification or adoption of an inconsistent provision.
8.   Adoption, Amendment or Repeal of Bylaws.   In furtherance of and in limitation to the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws.

9.   Meetings of Stockholders.   Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors of the Corporation or in the Bylaws.
10.   Certificate Amendments.   The Corporation reserves the right at any time, and from time to time, to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation, and add other provisions authorized by the laws of the State of Delaware at the time in force, in the manner now or hereafter prescribed by applicable law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Amended and Restated Certificate of Incorporation (as amended) are granted subject to the rights reserved in this Section 10.

Exhibit B
Form of Amended and Restated Bylaws of the Surviving Corporation
[Attached]

AMENDED AND RESTATED BYLAWS
OF
CONFLUENT, INC.
(THE “CORPORATION”)
ARTICLE I
Meetings of Stockholders: Stockholders’
Consent in Lieu of Meeting
SECTION 1.01.   Annual Meeting.   The annual meeting of the stockholders for the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be held at such place, date and hour as shall be fixed by the Board of Directors of the Corporation (the “Board of Directors”) and designated in the notice or waiver of notice thereof; except that no annual meeting need be held if all actions, including the election of directors, required by the General Corporation Law of the State of Delaware (the “DGCL”) to be taken at a stockholders’ annual meeting are taken by written consent in lieu of meeting pursuant to Section 1.03 of this Article.
SECTION 1.02.   Special Meetings.   A special meeting of the stockholders for any purpose or purposes may be called by the Board of Directors, the Chairperson of the Board of Directors, the President or the Secretary of the Corporation or a stockholder or stockholders holding of record at least a majority of the shares of common stock, par value $0.001 per share, of the Corporation (“Common Stock”) issued and outstanding, such meeting to be held at such place, date and hour as shall be designated in the notice or waiver of notice thereof.
SECTION 1.03.   Stockholders’ Consent in Lieu of Meeting.
(a)   Any action required by the laws of the State of Delaware to be taken at any annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
(b)   Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided in Section 228 of the DGCL. In the event that the action which is consented to is such as would have required the filing of a certificate under any provision of the DGCL if such action had been voted on by stockholders at a meeting thereof, the certificate filed under such provision shall state, in lieu of any statement required by such provision concerning any vote of stockholders, that written consent has been given in accordance with Section 228 of the DGCL.
SECTION 1.04.   Quorum and Adjournment.   Except as otherwise provided by law, by the amended and restated certificate of incorporation (as it may be amended, supplemented, modified or restated from time to time, the “Certificate of Incorporation”) of the Corporation or by these Bylaws, the presence, in person or by proxy, of the holders of a majority of the aggregate voting power of the stock issued and outstanding, entitled to vote thereat, shall be necessary and sufficient to constitute a quorum for the transaction of business at all meetings of stockholders. If, however, such a quorum is not present or represented at any meeting of stockholders, then either (i) the chairperson of the meeting or (ii) the stockholders present at the meeting, although less than a quorum, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.
SECTION 1.05.   Required Vote.   When a quorum is present at any meeting of stockholders: (a) at all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect, and (b) for all other elections and questions, the affirmative vote of the majority of the aggregate voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall constitute the act of the stockholders, unless by express provision of law, the Certificate of Incorporation of the Corporation or these Bylaws a different vote is required, in which case such express provision shall govern and control.
SECTION 1.06.   Manner of Voting.   At each meeting of stockholders, each shareholder having the right to vote shall be entitled to vote in person or by proxy. Proxies need not be filed with the Secretary of the Corporation until the meeting is called to order, but shall be filed before being voted. Each shareholder shall be entitled to vote each share of stock having voting power registered in his or her name on the books of the Corporation on the record date fixed, as provided in Section 6.07 of Article VI hereof, for the determination of stockholders entitled to vote at such meeting, with a proportionate vote for any fractional share. No election of directors need be by written ballot.
ARTICLE II
Board of Directors
SECTION 2.01.   General Powers.   The management of the affairs of the Corporation shall be vested in the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation of the Corporation directed or required to be exercised or done by the stockholders.
SECTION 2.02.   Number and Term of Office.   The number of directors which shall constitute the whole Board of Directors shall be fixed from time to time by a vote of a majority of the whole Board of Directors. The term “whole Board of Directors” is used herein to refer to the total number of directors which the Corporation would have if there were no vacancies. Directors need not be stockholders. Each director shall hold office until his or her successor is elected and qualified, or until his or her earlier death or resignation or removal in the manner hereinafter provided. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.
SECTION 2.03.   Resignation, Removal and Vacancies.   Any director may resign at any time by giving written notice of his or her resignation to the Board of Directors, the Chairperson of the Board of Directors, the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Any director or the whole Board of Directors may be removed, with or without cause, at any time by the holders of a majority of the shares then entitled to vote at an election of directors or by written consent of the stockholders pursuant to Section 1.03 of Article I hereof.
Vacancies in the Board of Directors and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.
If at any time, by reason of death or resignation or other cause, the Corporation shall have no directors in office, then any officer or any shareholder or an executor, administrator, trustee or guardian of a shareholder, or other fiduciary entrusted with like responsibility for the person or estate of a shareholder, may call a special meeting in accordance with the provisions of the Certificate of Incorporation of the Corporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.
SECTION 2.04.   Meetings.
(a)   Annual Meeting.   As soon as practicable after each annual election of directors, the Board of Directors shall meet for the purpose of organization and the transaction of other business, unless it shall have transacted all such business by written consent pursuant to Section 2.05 of this Article.
(b)   Other Meetings.   Other meetings of the Board of Directors shall be held at such times and places as the Board of Directors, the Chairperson of the Board of Directors or the President shall from time to time determine.

(c)   Notice of Meetings.   The Secretary of the Corporation shall give notice to each director of each meeting, including the time, place and purpose of such meeting. Notice of each such meeting shall be mailed to each director, addressed to him or her at his or her residence or usual place of business, at least two days before the day on which such meeting is to be held, or shall be sent to him or her at such place by telegraph, cable, wireless or other form of recorded communication, or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held, but notice need not be given to any director who shall attend such meeting. A written waiver of notice, signed by the person entitled thereto, whether before or after the time of the meeting stated therein, shall be deemed equivalent to notice.
(d)   Place of Meetings.   The Board of Directors may hold its meetings at such place or places within or without the State of Delaware as the Board of Directors may from time to time determine, or as shall be designated in the respective notices or waivers of notice thereof.
(e)   Quorum and Manner of Acting.   One third of the total number of directors then in office (but not less than two) shall be present in person at any meeting of the Board of Directors in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board of Directors, except as otherwise expressly required by law or these Bylaws. In the absence of a quorum for any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present.
(f)   Organization.   At each meeting of the Board of Directors, one of the following shall act as chairperson of the meeting and preside, in the following order of precedence:
(i)   the Chairperson of the Board of Directors;
(ii)   the President (if the President shall be a member of the Board of Directors at such time); and
(iii)   any director chosen by a majority of the directors present.
The Secretary of the Corporation or, in the case of his or her absence, any person (who shall be an Assistant Secretary of the Corporation, if an Assistant Secretary of the Corporation is present) whom the Chairperson of the Board of Directors shall appoint shall act as secretary of such meeting and keep the minutes thereof.
SECTION 2.05.   Directors’ Consent in Lieu of Meeting.   Action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes or the proceedings of the Board of Directors or committee.
SECTION 2.06.   Action by Means of Conference Telephone or Similar Communications Equipment.    Any one or more members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or any such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.
ARTICLE III
Committees of the Board
SECTION 3.01.   Appointment of Executive Committee.   The Board of Directors may from time to time by resolution passed by a majority of the whole Board of Directors designate from its members an Executive Committee to serve at the pleasure of the Board of Directors. The Chairperson of the Executive Committee shall be designated by the Board of Directors. The Board of Directors may designate one or more directors as alternate members of the Executive Committee, who may replace any absent or disqualified member or members at any meeting of the Executive Committee. The Board of Directors shall have power at any time to change the membership of the Executive Committee, to fill all vacancies in it and to discharge it, either with or without cause.

SECTION 3.02.   Procedures of Executive Committee.   The Executive Committee, by a vote of a majority of its members, shall fix by whom its meetings may be called and the manner of calling and holding its meetings, shall determine the number of its members requisite to constitute a quorum for the transaction of business and shall prescribe its own rules of procedure, no change in which shall be made except by a majority vote of its members or by the Board of Directors.
SECTION 3.03.   Powers of Executive Committee.   During the intervals between the meetings of the Board of Directors, unless otherwise determined from time to time by resolution passed by the whole Board of Directors, the Executive Committee shall possess and may exercise all the powers and authority of the Board of Directors in the management and direction of the business and affairs of the Corporation to the extent permitted by the DGCL, and may authorize the seal of the Corporation to be affixed to all papers which may require it, except that the Executive Committee shall not have power or authority in reference to:
(a)   amending the Certificate of Incorporation of the Corporation;
(b)   adopting an agreement of merger or consolidation;
(c)   recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets;
(d)   recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution;
(e)   submitting to stockholders of the Corporation any action which pursuant to the DGCL requires shareholder approval;
(f)   creating or filling vacancies in the Board of Directors or in any committee or fixing compensation of members of the Board of Directors for serving on the Board of Directors or on any committee;
(g)   amending or repealing these Bylaws;
(h)   declaring a dividend or authorizing the issuance of stock; or
(i)   amending or repealing any resolution of the Board of Directors which by its terms is not so amendable or repealable.
SECTION 3.04.   Reports of Executive Committee.   The Executive Committee shall keep regular minutes of its proceedings, and all action by the Executive Committee shall be reported promptly to the Board of Directors. Such action shall be subject to review by the Board of Directors; provided, that no rights of third parties shall be affected by such review.
SECTION 3.05.   Other Committees.   The Board of Directors, by resolution adopted by a majority of the whole Board of Directors, may designate from among its members one or more other committees, each of which shall have such authority of the Board of Directors as may be specified in the resolution of the Board of Directors designating such committee; provided, however, that any such committee so designated shall not have any powers not allowed to the Executive Committee under Section 3.03 of this Article. The Board of Directors shall have power at any time to change the members of any such committee, designate alternate members of any such committee and fill vacancies therein; and any such committee shall serve at the pleasure of the Board of Directors.
ARTICLE IV
Officers
SECTION 4.01.   Executive Officers.   The executive officers of the Corporation shall be a President, a Secretary and a Treasurer and may include a Chairperson of the Board of Directors, one or more Vice Presidents and one or more Assistant Secretaries or Assistant Treasurers. Any two or more offices may be held by the same person.

SECTION 4.02.   Authority and Duties.   All officers, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these Bylaws or, to the extent not so provided, by the Board of Directors.
SECTION 4.03.   Subordinate Officers.   The Board of Directors may appoint, or empower the Chief Executive Officer or the President to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.
SECTION 4.04.   Term of Office, Resignation and Removal.   All officers shall be elected or appointed by the Board of Directors and shall hold office for such term as may be prescribed by the Board of Directors. The Chairperson of the Board of Directors, if any, shall be elected or appointed from among the members of the Board of Directors. Each officer shall hold office until his or her successor has been elected or appointed and qualified or his or her earlier death or resignation or removal in the manner hereinafter provided. The Board of Directors may require any officer to give security for the faithful performance of his or her duties.
Any officer may resign at any time by giving written notice to the President or the Secretary of the Corporation, and such resignation shall take effect at the time specified therein or, if the time when it shall become effective is not specified therein, at the time it is accepted by action of the Board of Directors. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.
All officers and agents elected or appointed by the Board of Directors shall be subject to removal at any time by the Board of Directors with or without cause.
SECTION 4.05.   Vacancies.   If an office becomes vacant for any reason, the Board of Directors shall fill such vacancy or as set forth in Section 4.04. Any officer so appointed or elected by the Board of Directors shall serve only until such time as the unexpired term of his or her predecessor shall have expired unless reelected or reappointed by the Board of Directors.
SECTION 4.06.   Chairperson of the Board of Directors.   If there shall be a Chairperson of the Board of Directors, he or she shall preside at meetings of the Board of Directors and of the stockholders at which he or she is present, and shall give counsel and advice to the Board of Directors and the officers of the Corporation on all subjects touching the welfare of the Corporation and the conduct of its business. He or she shall perform such other duties as the Board of Directors may from time to time determine. Except as otherwise provided by resolution of the Board of Directors he or she shall be ex officio a member of all committees of the Board of Directors.
SECTION 4.07.   The President.   The President shall be the Chief Executive Officer of the Corporation and, unless the Chairperson of the Board of Directors be present or the Board of Directors has provided otherwise by resolution, he or she shall preside at all meetings of the Board of Directors and the stockholders at which he or she is present except, in the case of a meeting of the Board of Directors, if the President is not a member of the Board of Directors at such time. He or she shall have general and active management and control of the business and affairs of the Corporation subject to the control of the Board of Directors and the Executive Committee, if any, and shall see that all orders and resolutions of the Board of Directors and the Executive Committee, if any, are carried into effect.
SECTION 4.08.   Vice Presidents.   The Vice President of the Corporation, if any, or if there be more than one, the Vice Presidents in the order of their seniority or in any other order determined by the Board of Directors; shall, in the absence or disability of the President, perform the duties and exercise the powers of the President, and shall generally assist the President and perform such other duties as the Board of Directors or the President shall prescribe.
SECTION 4.09.   The Secretary.   The Secretary of the Corporation shall, to the extent practicable, attend all meetings of the Board of Directors and all meetings of the stockholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for the standing committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he or she shall perform such duties. He or she shall keep in safe custody the seal of the Corporation and affix the same to any duly authorized instrument requiring it and, when so affixed, it shall be attested by his or her signature or by the signature of the Treasurer or an Assistant Secretary or Assistant Treasurer. He or she shall keep in safe custody the certificate books and shareholder records and such other books and records as the Board of Directors may direct and shall perform all other duties as from time to time may be assigned to him or her by the Chairperson of the Board of Directors, the President or the Board of Directors.
SECTION 4.10.   Assistant Secretaries.   The Assistant Secretary of the Corporation, if any, or if there be more than one, the Assistant Secretaries in order of their seniority or in any other order determined by the Board of Directors shall, in the absence or disability of the Secretary of the Corporation, perform the duties and exercise the powers of the Secretary of the Corporation and shall perform such other duties as the Board of Directors or the Secretary of the Corporation shall prescribe.
SECTION 4.11.   The Treasurer.   The Treasurer shall have the care and custody of the corporate funds and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit all moneys and other valuable effects to the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation; and, in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or the Board of Directors.
SECTION 4.12.   Assistant Treasurers.   The Assistant Treasurer of the Corporation, if any, or if there be more than one, the Assistant Treasurers in the order of their seniority or in any other order determined by the Board of Directors, shall in the absence or disability of the Treasurer perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Directors or the Treasurer shall prescribe.
ARTICLE V
Contracts, Checks, Drafts, Bank Accounts, etc.
SECTION 5.01.   Execution of Documents.   The Board of Directors shall designate the officers, employees and agents of the Corporation who shall have power to execute and deliver deeds, contracts, mortgages, bonds, debentures, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation, and may authorize such officers, employees and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation; and, unless so designated or expressly authorized by these Bylaws, no officer or agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or to any amount.
SECTION 5.02.   Deposits.   All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board of Directors or Treasurer or any other officer of the Corporation to whom power in this respect shall have been given by the Board of Directors shall select.
SECTION 5.03.   Proxies in Respect of Stock or Other Securities of Other Corporations.   The Board of Directors shall designate the officers of the Corporation who shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation, and to vote or consent in respect of such stock or securities; such designated officers may instruct the person or persons so appointed as to the manner of exercising such powers and rights; and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, such written proxies, powers of attorney or other instruments as they may deem necessary or proper in order that the Corporation may exercise its said powers and rights.

ARTICLE VI
Shares and Their Transfer; Fixing Record Date
SECTION 6.01.   Certificates for Shares.   Every owner of stock of the Corporation shall be entitled to have a certificate certifying the number and class of shares or fraction thereof owned by him or her in the Corporation; provided, that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares that may be evidenced by a book-entry system maintained by the Secretary of the Corporation. If shares are represented by certificates, such certificates (if any) shall otherwise be in such form as prescribed by the Board of Directors. Certificates of each class (if any) shall be issued in consecutive order and shall be numbered in the order of their issue, and shall be signed by, or in the name of the Corporation by the Chairperson of the Board of Directors, the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation.
SECTION 6.02.   Record.   A record (herein called the “stock record”) in one or more counterparts shall be kept of the name of the person, firm or corporation owning the shares represented by each certificate or book entry for stock of the Corporation issued, the number of shares represented by each such certificate, the date thereof and, in the case of cancelation, the date of cancelation. Except as otherwise expressly required by law, the person in whose name shares of stock stand on the stock record of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.
SECTION 6.03.   Registration of Stock.   Registration of transfers of shares of the Corporation shall be made only on the books of the Corporation upon request of the registered holder thereof, or of his or her attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and, if such shares are certificated, upon the surrender of the certificate or certificates for such shares properly endorsed or accompanied by a stock power duly executed.
SECTION 6.04.   Addresses of Stockholders.   Each shareholder shall designate to the Secretary of the Corporation an address at which notices of meetings and all other corporate notices may be served or mailed to him or her, and, if any shareholder shall fail to designate such address, corporate notices may be served upon him or her by mail directed to him or her at his or her post office address, if any, as the same appears on the share record books of the Corporation or at his or her last known post office address.
SECTION 6.05.   Lost, Destroyed and Mutilated Certificates.   The Board of Directors or a committee designated thereby with power so to act may, in its discretion, cause to be issued a new certificate or certificates for stock of the Corporation in place of any certificate issued by it and reported to have been lost, destroyed or mutilated, upon the surrender of the mutilated certificates or, in the case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction, and the Board of Directors or such committee may, in its discretion, require the owner of the lost or destroyed certificate or his or her legal representative to give the Corporation a bond in such sum and with such surety or sureties as it may direct to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate.
SECTION 6.06.   Regulations.   The Board of Directors may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for stock of the Corporation.
SECTION 6.07.   Fixing Date for Determination of Stockholders of Record.   In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 50 nor less than 10 days before the date of such meeting, nor more than 50 days prior to any other action. A determination of stockholders entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

ARTICLE VII
Fiscal Year
The fiscal year of the Corporation shall end on the 31st day of December in each year unless changed by resolution of the Board of Directors.
ARTICLE VIII
Indemnification
SECTION 8.01.   Indemnification of Directors, Executive Officers, Employees and Other Agents.
(a)   Directors and Executive Officers.   The Corporation shall indemnify its directors and executive officers (for the purposes of this Article VIII, “executive officers” shall have the meaning defined in Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder) to the extent not prohibited by the DGCL or any other applicable law; provided, however, that the Corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the Corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the DGCL or any other applicable law or (iv) such indemnification is required to be made under subsection (d).
(b)   Other Officers, Employees and Other Agents.   The Corporation shall have power to indemnify its other officers, employees and other agents as set forth in the DGCL or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person except executive officers to such officers or other persons as the Board of Directors shall determine.
(c)   Expenses.   The Corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or executive officer, of the Corporation, or is or was serving at the request of the Corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding; provided, however, that if the DGCL requires, an advancement of expenses incurred by a director or executive officer in his or her capacity as a director or executive officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Article VIII or otherwise.
Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this section, no advance shall be made by the Corporation to an executive officer of the Corporation (except by reason of the fact that such executive officer is or was a director of the Corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by a majority vote of directors who were not parties to the proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.
(d)   Enforcement.   Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Article VIII shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and the director or executive officer. Any right to indemnification or advances granted by this Article VIII to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. To the extent permitted by law, the claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim to the fullest extent permitted by law. In connection with any claim for indemnification, the Corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the DGCL or any other applicable law for the Corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the Corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the Corporation) for advances, the Corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his or her conduct was lawful. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL or any other applicable law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or executive officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or executive officer is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.
(e)   Non-Exclusivity of Rights.   The rights conferred on any person by this Article VIII shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL, or by any other applicable law.
(f)   Survival of Rights.   The rights conferred on any person by this Article VIII shall continue as to a person who has ceased to be a director or executive officer or officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
(g)   Insurance.   To the fullest extent permitted by the DGCL or any other applicable law, the Corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Article VIII.
(h)   Amendments.   Any repeal or modification of this Article VIII shall only be prospective and shall not affect the rights under this Article VIII in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the Corporation.
(i)   Saving Clause.   If this Article VIII or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this Article VIII that shall not have been invalidated, or by any other applicable law. If this Article VIII shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the Corporation shall indemnify each director and executive officer to the full extent under any other applicable law.
(j)   Certain Definitions.   For the purposes of this Article VIII, the following definitions shall apply:
(i)   The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.
(ii)   The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.
(iii)   The term the “corporation” (including as applied to the Corporation) shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.
(iv)   References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.
(v)   References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.
ARTICLE IX
Waiver of Notice
Whenever any notice is required to be given by these Bylaws or the Certificate of Incorporation of the Corporation or the laws of the State of Delaware, the person entitled thereto may, in person or by attorney thereunto authorized, in writing or by telegraph, cable or other form of recorded communication, waive such notice, whether before or after the meeting or other matter in respect of which such notice is given, and in such event such notice need not be given to such person and such waiver shall be deemed equivalent to such notice.
ARTICLE X
Amendments
These Bylaws may be adopted, amended or repealed by the stockholders entitled to vote. Any Bylaw (including these Bylaws) may be adopted, amended or repealed by the Board of Directors in any manner not inconsistent with the laws of the State of Delaware or the Certificate of Incorporation of the Corporation. The fact that such power has been granted to the directors shall not divest the stockholders of their power, nor limit their power to adopt, amend or repeal these Bylaws.

ANNEX B
Execution Version
VOTING AGREEMENT
This Voting Agreement (“Agreement”), dated as of December 7, 2025, is by and among International Business Machines Corporation, a New York corporation (“Parent”), Corvo Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Sub”), Confluent, Inc., a Delaware corporation (the “Company”), and the persons listed on the attached Schedule A who are signatories to this Agreement (each, a “Stockholder” and collectively, the “Stockholders”).
RECITALS
WHEREAS, concurrently herewith, the Company, Parent and Sub are entering into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”);
WHEREAS, the Company has informed Parent and each Stockholder that the Company and the Company Board have, prior to the execution and delivery of this Agreement, taken all actions so that the restrictions on transactions with an “interested stockholder” of the Company within the meaning of (i) Section 203 of the DGCL and (ii) any other “takeover” Law are, and will be, inapplicable to the execution, delivery and performance of this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby (the “Takeover Approval”);
WHEREAS, as of the date of this Agreement, each Stockholder is the record or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of Class A Common Stock and Class B Common Stock (collectively, the “Shares”) set forth next to such Stockholder’s name on Schedule A hereto, being all of the Shares owned of record or beneficially by such Stockholder as of the date of this Agreement (collectively with respect to each Stockholder, the “Owned Shares” and, together with any additional Shares or other voting securities of the Company of which such Stockholder acquires record or beneficial ownership after the date of this Agreement and prior to the Voting Agreement Termination Date (as defined below), including by purchase, as a result of a stock dividend, stock split, recapitalization, combination, consolidation, reclassification, exchange or change of such Shares, or other similar transaction, or upon exercise or conversion of any securities (including any Stock Options, RSUs, shares of Class A Common Stock issued pursuant to the ESPP or any other equity awards or shares of Class A Common Stock issued on conversion of shares of Class B Common Stock or conversion of the Convertible Notes), such Stockholder’s “Covered Shares”);
WHEREAS, as a condition and inducement to the willingness of Parent, Sub and the Company to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, Parent, Sub, the Company and the Stockholders are entering into this Agreement; and
WHEREAS, the Stockholders acknowledge that each of Parent, Sub and the Company is entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of the Stockholders set forth in this Agreement and would not enter into the Merger Agreement if the Stockholders did not enter into this Agreement.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.   Certain Definitions.   All capitalized terms that are used but not defined herein have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms have the following respective meanings:
(a)   ”Constructive Disposition” means, with respect to a security, a short sale with respect to such security, entering into or acquiring a derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative, swap, “put-call,” margin, securities lending or other transaction with respect to such security that has or reasonably would be expected to have the effect of transferring, or reallocating to a third party, or otherwise limiting, the economic benefits and risks of ownership of such security.
(b)   ”Voting Agreement Termination Date” means the earlier to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms and (iii) the date on which any amendment to the Merger Agreement is effected, or any waiver of the Company’s rights under the Merger Agreement is granted, in each case, without the Stockholders’ prior written consent, that (A) diminishes the Merger Consideration per Share to be received by the stockholders of the Company or (B) changes the form in which the Merger Consideration per Share is payable to the stockholders of the Company.
(c)   A person shall be deemed to have effected a “Transfer” of a security if such person, whether directly or indirectly (i) sells, leases, assigns, gifts, grants an option with respect to, transfers, exchanges, tenders or disposes (by merger, by operation of law or otherwise, including by way of Constructive Disposition) such security or any interest in such security, (ii) creates any pledge, lien, charge, mortgage, encumbrance, hypothecation or security interest of any kind or nature whatsoever on such security (other than, in each case, (x) Permitted Liens, (y) those created by this Agreement, and (z) those arising under applicable securities or community property laws), (iii) deposits such security into a voting trust or enters into a voting agreement or arrangement or grants any proxy, power of attorney or other authorization with respect thereto that would reasonably be expected to prevent or materially delay the performance of any of such Stockholder’s obligations hereunder, or (iv) agrees or commits in writing to take any of the actions referred to in the foregoing clauses (i) through (iii). For the avoidance of doubt, any direct or indirect transfer of equity or other interests in the Stockholder by its equityholders shall not constitute a Transfer. A “Transfer” shall not be deemed to have occurred in connection with the foreclosure of any pledge of Shares existing on the date of this Agreement.
2.   Transfer & Conversion Restrictions.
(a)   From the date of this Agreement until the Voting Agreement Termination Date, other than with the written consent of Parent, each Stockholder agrees not to Transfer (or cause or knowingly permit the Transfer of) any of the Covered Shares; provided, however, that any Stockholder may Transfer any Covered Shares (a) to any other Stockholder; (b) to any affiliate of such Stockholder; (c) to any charitable foundation or organization, including donor advised funds; (d) if such Stockholder is an individual, to any member of such Stockholder’s immediate family, or to a trust for the benefit of such Stockholder or any member of such Stockholder’s immediate family; (e) if such Stockholder is not an individual, to one or more persons who is an equityholder, trustee, beneficiary, partner, or member of Stockholder; (f) in connection with the settlement, exercise, termination or vesting of Stock Options or RSUs held by a Stockholder in order to (i) pay, as applicable, the exercise price of such Stock Options (including on a “net settlement” basis) or (ii) satisfy Taxes or Tax withholding obligations applicable thereto or to any RSUs; (g) pursuant to, and in compliance with, a written plan that meets the requirements of Rule 10b5-1 under the Exchange Act (a “Rule 10b5-1 Trading Plan”) in effect as of the date hereof not to exceed (i) 465,000 Shares of Class B Common Stock, in the aggregate, with respect to Jay Kreps and his affiliates or (ii) 1,700,000 Shares of Class B Common Stock, in the aggregate, with respect to Neha Narkhede and her affiliates; (h) to the extent required by any non-consensual Judgement, by divorce decree or by will, intestacy or other similar applicable Law; or (i) solely with respect to Jay Kreps and his affiliates, by executing a same day sale, including by the Company on behalf of such Stockholder or pursuant to a Rule 10b5-1 Trading Plan, of any or all Covered Shares that such Stockholder would have otherwise received in respect of (i) any RSUs held by such Stockholder that vest after the date of this Agreement in accordance with the ordinary course vesting schedule applicable to such RSUs (excluding, for the avoidance of doubt, any accelerated vesting of such RSUs, whether under the terms of such RSUs or otherwise) or (ii) the exercise of Stock Options held by such Stockholder as of the date of this Agreement not to exceed 545,596 Stock Options; provided, further, however, that in each case of clauses (a), (b), (c), (d) or (e) only if the transferee of such Covered Shares evidences in writing reasonably satisfactory to Parent such transferee’s agreement to be bound by and be subject to the terms and provisions of this Agreement to the same effect as such transferring Stockholder; provided, further, that, except for any Transfer pursuant to clauses (f), (g), or (i), no Stockholder shall be permitted to Transfer any of the Covered Shares if such Transfer would result in the conversion of Class B Common Stock into Class A Common Stock pursuant to the terms of the Company Charter. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 2(a) shall be null and void and of no effect whatsoever. In furtherance and not in limitation of the foregoing, from the date of this Agreement until the Voting Agreement Termination Date, no Stockholder shall make any demands to register any of its Covered Shares pursuant to the terms of that certain Amended and Restated Investors’ Rights Agreement, dated as of March 20, 2020, by and between the Company and certain persons listed on Schedule 1 attached thereto, as amended.
(b)   From the date of this Agreement until the Voting Agreement Termination Date, other than with the written consent of Parent or as expressly permitted under paragraph (a) of this Section 2 above, each Stockholder agrees not to (i) exercise the option or elect to convert any of the Class B Common Stock owned of record or beneficially by such Stockholder into Class A Common Stock pursuant to the terms of the Company Charter or (ii) otherwise take any action that would result in the automatic conversion of the Class B Common Stock owned of record or beneficially by such Stockholder into Class A Common Stock pursuant to the terms of the Company Charter.
3.   Agreement to Vote.
(a)   From the date of this Agreement until the Voting Agreement Termination Date, subject to the terms of this Agreement and the Takeover Approval, at every meeting of the stockholders of the Company (and at every adjournment or postponement thereof), each Stockholder shall vote, and shall cause or direct to be voted, all of such Stockholder’s Covered Shares, as applicable:
(i)   in favor of the adoption of the Merger Agreement, the Merger and each of the transactions contemplated by the Merger Agreement in respect of which a holder of the Covered Shares is entitled to vote;
(ii)   in favor of the approval of any proposal to adjourn the meeting to a later date, if there are not sufficient affirmative votes (in person or by proxy) to obtain the Stockholder Approval on the date on which such meeting is held;
(iii)   against (A) any Takeover Proposal or (B) approval of any proposal, transaction, agreement or action that would reasonably be expected to prevent, materially delay or materially impede the consummation of the Merger; and
(iv)   in favor of any other matter or action necessary for the consummation of the Merger in accordance with the terms of the Merger Agreement.
(b)   From the date of this Agreement until the Voting Agreement Termination Date, each Stockholder shall appear, in person or by proxy, at each meeting of the stockholders of the Company or adjournment or postponement thereof (or otherwise cause its Covered Shares to be counted as present thereat) for purposes of calculating a quorum.

(c)   For the avoidance of doubt, nothing in this Agreement shall require any Stockholder to vote in any manner with respect to any amendment to the Merger Agreement or the taking of any action that would reasonably be expected to result in the amendment, modification or waiver of a provision of the Merger Agreement, in any such case, in a manner that (i) diminishes the Merger Consideration per Share to be received by the stockholders of the Company or (ii) changes the form in which the Merger Consideration per Share is payable to the stockholders of the Company. Notwithstanding anything in this Agreement to the contrary, each Stockholder shall remain free to vote (or execute proxies with respect to) the Covered Shares with respect to any matter not covered by Section 3(a) in any manner that the Stockholder deems appropriate.
(d)   Notwithstanding anything in this Agreement to the contrary, in the event of an Adverse Recommendation Change made in compliance with the Merger Agreement (i) the obligations of each Stockholder set forth in this Section 3 with respect to the Covered Shares held by such Stockholder under this Agreement shall be modified such that such obligations shall only bind such Stockholder with respect to a number of Covered Shares held by such Stockholder equal to the number of Covered Shares that would, together with (x) the Covered Shares held by the other Stockholders subject to such obligations under this Agreement and (y) the Shares held by any other Company Stockholders entering into substantially similar voting agreements with Parent, Sub and the Company on or about the date hereof in respect of the Merger Agreement (the “Other Voting Agreements” and such Company Stockholders “Covered Stockholders”) subject to such obligations under such Other Voting Agreements, in the aggregate represent 35% of the total voting power of the outstanding Shares entitled to vote on the adoption of the Merger Agreement as of the applicable record date (rounded down to the nearest whole Share) (the “Reduced Covered Shares”) and (ii) each Stockholder shall remain free to vote (or execute proxies with respect to) the remaining Shares held by such Stockholder that are not Reduced Covered Shares in any manner the Stockholder deems appropriate. Any reduction in the number of Covered Shares of a Stockholder or any other Covered Stockholder subject to the obligations of such Stockholder under this Agreement pursuant to the foregoing sentence shall be made on a pro rata basis in proportion to the respective voting power of each Stockholder as of the applicable record date (rounded down to the nearest whole Share).
(e)   Nothing in this Agreement, including this Section 3, shall limit or restrict any Stockholder, affiliate or designee of any Stockholder who serves as a director or officer of the Company or any of its Subsidiaries in acting in his or her capacity as a director or as an officer, as applicable, of the Company or such Subsidiary, as applicable, it being understood that this Agreement applies to each Stockholder solely in his, her or its capacity as a stockholder of the Company and does not apply to, and shall not limit or affect in any manner, any such Stockholder, affiliate or designee’s actions, omissions, judgments or decisions as a director or officer, as applicable, of the Company or any of its Subsidiaries and no such action, omission, judgment or decision, in such Stockholder, affiliate or designee’s capacity as member of the director or officer of the Company or any of its Subsidiaries shall violate any of such Stockholder’s agreements or obligations under this Agreement.
4.   Representations and Warranties of the Stockholders.   Each Stockholder, solely with respect to such Stockholder and severally and not jointly with respect to any other Stockholder, hereby represents and warrants to Parent and Sub as follows:
(a)   Power; Organization; Binding Agreement; Company Board Approval.   Such Stockholder has full corporate, limited liability company, limited liability partnership or similar equivalent power and authority (in the case of each Stockholder that is not a natural person) or capacity (in the case of each Stockholder that is a natural person) to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. With respect to each Stockholder that is not a natural person, (i) the execution, delivery and performance by such Stockholder of this Agreement, and the consummation by such Stockholder of the transactions contemplated hereby, have been duly authorized by all necessary corporate, limited liability company, limited liability partnership or similar equivalent action on the part of such Stockholder and (ii) such Stockholder is duly organized, validly existing and in good standing under the applicable law of its jurisdiction of formation (except, in the case of good standing, for entities organized under the Laws of any jurisdiction that does not recognize such concept). This Agreement has been duly executed and delivered by such Stockholder, and, assuming due authorization, execution and delivery by Parent, Sub, and the Company, this Agreement is enforceable against such Stockholder in accordance with its terms, except that such enforceability may be limited by Bankruptcy Exceptions.
(b)   No Conflicts.   Except as would not reasonably be expected to prevent or materially delay the performance of any of such Stockholder’s obligations hereunder, and assuming all notifications, filings, registrations, permits, authorizations, consents or approvals to be obtained or made by the Company, Parent or Sub in connection with the Merger Agreement and the transactions contemplated thereby are obtained or made, none of the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of his, her or its obligations hereunder or the consummation by such Stockholder of the transactions contemplated hereby will (i) require any consent or approval under, or result in a violation or breach of, any agreement to which such Stockholder is a party or by which such Stockholder may be bound, including any voting agreement or voting trust, (ii) result in the creation of any pledge, lien, charge, mortgage, encumbrance or security interest of any kind or nature whatsoever (other than Permitted Liens or those created by this Agreement) on any of the assets or properties of such Stockholder, (iii) violate any applicable law or order or (iv) with respect to each Stockholder that is not a natural person, violate the organizational documents of such Stockholder.
(c)   Ownership of Covered Shares.   Such Stockholder is, as of the date hereof, the record or beneficial owner of such Stockholder’s Covered Shares. All of such Stockholder’s Covered Shares are free and clear of any pledges (other than pledges existing as of the date of this Agreement that would not reasonably be expected to prevent or materially delay the performance of any of such Stockholder’s obligations hereunder), liens, charges, mortgages, encumbrances or security interests of any kind or nature whatsoever (other than (w) Permitted Liens, (x) those created by this Agreement, (y) those arising under applicable securities or community property laws, or (z) as would not reasonably be expected to prevent or materially delay the performance of any of such Stockholder’s obligations hereunder). As of the date of this Agreement, other than the Owned Shares, such Stockholder does not own beneficially or of record any shares of capital stock or voting securities of the Company.
(d)   Voting Power.   Such Stockholder has the requisite voting power, power of disposition, power to issue instructions with respect to the matters set forth herein, and power to agree to all of the matters set forth in this Agreement necessary to take all actions required under this Agreement, in each case with respect to all of such Stockholder’s Covered Shares, subject to applicable federal securities laws and those arising under the terms of this Agreement.
(e)   Reliance by Parent and Sub.   Such Stockholder understands and acknowledges that each of Parent and Sub is entering into the Merger Agreement in reliance on such Stockholder’s execution and delivery of this Agreement.
(f)   Consents and Approvals.   The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not, require such Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity, except in each case for filings with the SEC or where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings and notifications, would not, either individually or in the aggregate, reasonably be expected to prevent or materially delay the performance by such Stockholder of any of its obligations hereunder.
(g)   No Inconsistent Agreements.   Except as contemplated by this Agreement, such Stockholder (i) has not entered into any voting agreement or voting trust with respect to any of its Covered Shares and (ii) has not granted a proxy or power of attorney or entered into any other arrangement with respect to any of its Covered Shares, in each case, that is inconsistent with such Stockholder’s obligations pursuant to this Agreement.
(h)   Absence of Litigation.   As of the date hereof, there is no action, suit, investigation or proceeding pending against or, to the knowledge such Stockholder, threatened against or otherwise affecting such Stockholder, in such Stockholder’s capacity as such, or any of its, his or her properties or assets (including the Covered Shares) that would reasonably be expected to prevent, materially impair or materially delay the performance of such Stockholder’s obligations pursuant to this Agreement.

5.   Representations and Warranties of Parent and Sub.
(a)   The execution, delivery and performance by Parent and Sub of this Agreement and the consummation by Parent and Sub of the transactions contemplated hereby are within the corporate powers of Parent and Sub and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding agreement of Parent and Sub, enforceable against Parent and Sub in accordance with its terms, excepts as such enforceability may be limited by Bankruptcy Exceptions.
(b)   Parent and Sub acknowledge and agree that other than the representations and warranties expressly set forth in this Agreement, no Stockholder or any of his, her or its affiliates is making any representations or warranties to Parent and Sub with respect to such Stockholder or any of his, her or its affiliates (other than, if applicable, the Company and its Subsidiaries), the Merger Agreement or any other matter. Parent and Sub hereby specifically disclaim reliance upon any representations or warranties of the Stockholder or any of his, her or its affiliates (other than, if applicable, the Company and its Subsidiaries), other than the representations expressly set forth in this Agreement.
6.   Representations and Warranties of Company.
(a)   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the corporate powers of the Company and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, excepts as such enforceability may be limited by Bankruptcy Exceptions.
(b)   The Company acknowledges and agrees that other than the representations and warranties expressly set forth in this Agreement, no Stockholder or any of his, her or its affiliates is making any representations or warranties to the Company with respect to such Stockholder or any of his, her or its affiliates (other than, if applicable, the Company and its Subsidiaries), the Merger Agreement or any other matter. The Company hereby specifically disclaims reliance upon any representations or warranties of the Stockholder or any of his, her or its affiliates, other than the representations expressly set forth in this Agreement.
7.   Certain Restrictions.
(a)   No Stockholder shall, from the date of this Agreement until the Voting Agreement Termination Date, take any action that would make any of its representations or warranties contained herein untrue or incorrect in any material respect or that would reasonably be expected to prevent or materially delay the performance of any of such Stockholder’s obligations hereunder.
(b)   Each Stockholder hereby agrees not to commence or voluntarily participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, the Company, Sub or any of their respective successors (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the consummation of the Merger) or (ii) alleging a breach of any fiduciary duty of any member of the Company Board or officer of the Company in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby; provided, that the foregoing shall not limit any actions taken by the Stockholder in response to any claims commenced against the Stockholder or any of his, her or its affiliates or representatives; provided, further that this Section 7(b) shall not limit or impair the rights or obligations of any party under the Merger Agreement or be deemed to be a waiver of any rights of the Stockholder or any of his, her or its affiliates or representatives for any breach of (A) this Agreement, (B) the Merger Agreement or (C) any other Contract by and between such Stockholder or any of his, her or its affiliates or representatives, on the one hand, and any of Parent, the Company or their respective Subsidiaries or affiliates, on the other hand.
(c)   Each Stockholder shall permit Parent and the Company to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document Parent or the Company determines to be necessary or desirable (it being understood that the names of individuals party to this Agreement will not be disclosed unless required by applicable law) in connection with the Merger and any transactions related thereto, such Stockholder’s identity and ownership of Covered Shares and the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement.
(d)   From the date hereof until the Termination Date, in the event that any Stockholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional Shares or other voting interests with respect to the Company, such Shares or voting interests shall, without further action of the parties, be deemed Covered Shares and subject to the provisions of this Agreement, the number of Shares held by such Stockholders shall be deemed amended accordingly, and such Shares or voting interests shall automatically become subject to the terms of this Agreement. Each Stockholder shall promptly notify the Company and Parent of any such event.
8.   Waiver of Appraisal Rights.   Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that such Stockholder may have under applicable law with respect to the Covered Shares.
9.   Spousal Consent.   If a Stockholder is a married individual and any of its Owned Shares constitutes community property or otherwise need spousal approval for this Agreement to be legal, valid and binding, such Stockholder shall deliver to Parent, concurrently herewith, a duly executed consent of such Stockholder’s spouse, in the form attached hereto as Schedule B.
10.   Stop Transfer Instructions.   At all times commencing with the execution and delivery of this Agreement and continuing until the Voting Agreement Termination Date, in furtherance of this Agreement, each Stockholder hereby authorizes the Company or its counsel to impose stop orders to prevent the Transfer of any of the Covered Shares in violation of this Agreement.
11.   Termination.   This Agreement, and all rights, obligations and liabilities of the parties hereunder, shall automatically terminate without further action and shall have no further force or effect as of the Voting Agreement Termination Date; provided, that this Section 11 and Section 12 shall survive the termination of this Agreement. Notwithstanding the foregoing, nothing set forth in this Section 11 or elsewhere in this Agreement relieves either party hereto from liability, or otherwise limits the liability of either party hereto, for any willful and material breach of this Agreement that occurred prior to such termination. For the avoidance of doubt, this Agreement shall not terminate upon an Adverse Recommendation Change unless the Merger Agreement is terminated in accordance with its terms.
12.   Miscellaneous.
(a)   Severability.   If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
(b)   Assignment.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties, except that Parent and Sub may assign, in their sole discretion, any or all of their rights, interests and obligations under this Agreement to any affiliate of Parent, but no such assignment shall relieve the assigning party of its obligations under this Agreement if such assignee does not perform such obligations. Except as provided in the provision in the immediately preceding sentence, any purported assignment without such consent shall be void. Subject to the preceding two sentences, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.
(c)   Amendment and Modification; Waiver.   This Agreement may be amended or waived by any party hereto only if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or, in the case of a waiver, by each party against whom the waiver is to be effective. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition in this Agreement may be waived by any of the parties entitled to the benefit thereof only by a written instrument signed by each such party granting such waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable law or in equity.
(d)   Specific Performance.   The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties do not perform the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that, (i) the parties will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to seek an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof, and (ii) the right of specific enforcement is an integral part of this Agreement and the transactions contemplated hereby and without that right, none of the Stockholder, the Company, Parent or Sub would have entered into this Agreement. It is explicitly agreed that Parent shall have the right to seek an injunction, specific performance or other equitable remedies in connection with enforcing each Stockholder’s obligations hereunder.
(e)   Notices.   All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by email or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand or, if mailed, three (3) days after mailing (one (1) Business Day in the case of express mail or overnight courier service) or, if emailed, on the date transmitted (provided that no “bounce back” or similar message of non-delivery is received with respect thereto), as follows (or at such other address for a party as shall be specified by notice given in accordance with this Section 12(e)):
if to the Stockholders, to the address for notice set forth on Schedule A hereto, with a copy to:
Katzke Miller & Morgenbesser LLP
[redacted]
Email:
katzke@kmexeccomp.com; miller@kmexeccomp.com;
fitzgerald@kmexeccomp.com

Attention:
Michael S. Katzke; Joshua M. Miller; Caitlin M. Fitzgerald

if to the Company, to:
Confluent, Inc.
899 West Evelyn Ave.
Mountain View, CA 94041
Email:
[redacted]

Attention:
Chief Legal Officer

with a copy to:
Cooley LLP
3 Embarcadero Center, 20th Floor
San Francisco, CA 94111
Email:
jleigh@cooley.com; bbeerle@cooley.com;
javina@cooley.com; rkumar@cooley.com

Attention:
Jamie Leigh; Ben Beerle; Jon Avina; Rishab Kumar

if to Parent or Sub, to:
International Business Machines Corporation
New Orchard Road
Armonk, New York 10504
Email:
[redacted]

Attention:
Eyal Ofir

with a copy to:
International Business Machines Corporation
New Orchard Road
Armonk, New York 10504
Email:
[redacted]

Attention:
Scott Ferrauiola

and with a copy to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
Email:
swilliams@paulweiss.com; dobadina@paulweiss.com

Attention:
Steven J. Williams; Dotun Obadina

(f)   No Agreement Until Executed; No Ownership Interest.   Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties unless and until (i) the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, the transactions contemplated by the Merger Agreement and this Agreement, (ii) the Merger Agreement is executed by all parties thereto, and (iii) this Agreement is executed by all parties hereto. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder, and Parent shall have no authority to exercise any power or authority to direct the Stockholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.
(g)   No Third Party Beneficiaries.   This Agreement is not intended to confer upon any person other than the parties hereto (and their respective successors and permitted assigns) any rights (legal, equitable or otherwise) or remedies, whether as third-party beneficiaries or otherwise.
(h)   Governing Law.   This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.
(i)   Consent to Jurisdiction; Service of Process; Venue.   Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, only if such court declines to accept jurisdiction over a particular matter, then in the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware (but only in such event), then in any Delaware state court sitting in New Castle County) and any appellate court from any of such courts (the “Chosen Courts”), for the purposes of any suit, action or other proceeding arising out of this Agreement or the Merger or any other transaction contemplated by this Agreement (and agrees that no such action, suit or proceeding relating to this Agreement shall be brought by it or any of its Subsidiaries except in such courts). Each of the parties further agrees that, to the fullest extent permitted by applicable Law, service of any process, summons, notice or document by U.S. registered mail to such person’s respective address set forth above shall be effective service of process for any action, suit or proceeding in the Chosen Courts with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties hereto irrevocably and unconditionally waives (and agrees not to plead or claim), any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the Merger or any of the other transactions contemplated by this Agreement in the Chosen Courts, or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
(j)   Waiver of Jury Trial.   Each party hereto hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any suit, action or other proceeding directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 12(j).
(k)   Entire Agreement.   This Agreement, together with any exhibit, annex and schedule hereto, constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the Merger Agreement or any agreement referenced therein.
(l)   Interpretation.   Section 8.04 of the Merger Agreement shall apply to this Agreement, mutatis mutandis.
(m)   Expenses.   Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses.
13.   Counterparts.   This Agreement may be executed in one or more textually identical counterparts (including by.pdf, .tif, .gif, .jpg or similar attachment to email (any such delivery, an “Electronic Delivery”)), all of which shall be considered one and the same agreement and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties. No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
14.   No Recourse.   Parent and Sub agree that no Stockholder shall be liable in his, her or its capacity as a stockholder of the Company for claims, losses, damages, expenses, liabilities or obligations arising under the Merger Agreement. In no event shall any Stockholder have any liability under this Agreement with respect to the representations, warranties, liabilities, covenants or obligations of any other stockholder of the Company, whether under this Agreement or any Other Voting Agreement. Notwithstanding anything to the contrary herein, this Agreement may only be enforced against, and any claim or cause of action based upon, or arising under, this Agreement may only be brought against, the persons that are expressly named as parties hereto and their respective successors and assigns.
[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
INTERNATIONAL BUSINESS MACHINES CORPORATION
/s/ Eyal Ofir
Name:	Eyal Ofir
Title:	Vice President, Corporate Development
CORVO MERGER SUB, INC.
/s/ J. Eric Reed
Name:	J. Eric Reed
Title:	Director
[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
CONFLUENT, INC.
/s/ Rebecca Chavez
Name:	Rebecca Chavez
Title:	Chief Legal Officer
[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
EDWARD JAY KREPS
/s/ Edward Jay Kreps
EDWARD JAY KREPS AND JAMAICA HUTCHINS KREPS, AS TRUSTEES OF THE EDWARD J. KREPS AND JAMAICA H. KREPS 2018 REVOCABLE TRUST DATED SEPTEMBER 24, 2018
/s/ Edward Jay Kreps
Name:	Edward Jay Kreps
Title:	Trustee
/s/ Jamaica Hutchins Kreps
Name:	Jamaica Hutchins Kreps
Title:	Trustee
SARAH GEBAUER, AS SPECIAL TRUSTEE OF THE ESME KREPS GST EXEMPT TRUST UNDER THE KREPS FAMILY 2019 IRREVOCABLE TRUST UNDER AGREEMENT DATED SEPTEMBER 26, 2019
/s/ Sarah Gebauer
Name:	Sarah Gebauer
Title:	Special Trustee
SARAH GEBAUER, AS SPECIAL TRUSTEE OF THE MINA KREPS GST EXEMPT TRUST UNDER THE KREPS FAMILY 2019 IRREVOCABLE TRUST UNDER AGREEMENT DATED SEPTEMBER 26, 2019
/s/ Sarah Gebauer
Name:	Sarah Gebauer
Title:	Special Trustee
[Signature Page to Voting Agreement]

THE RAO/LI FAMILY TRUST
/s/ Jun Rao
Name:	Jun Rao
Title:	Co-Trustee
/s/ Yang Li
Name:	Yang Li
Title:	Co-Trustee
ROSALIND HUI RAO 2021 GST TRUST
/s/ Jun Rao
Name:	Jun Rao
Title:	Co-Trustee
/s/ Yang Li
Name:	Yang Li
Title:	Co-Trustee
THE YL NON-GST TRUST
/s/ Yang Li
Name:	Yang Li
Title:	Trustee
THE JR NON-GST TRUST
/s/ Jun Rao
Name:	Jun Rao
Title:	Trustee
NEHA NARKHEDE
/s/ Neha Narkhede
[Signature Page to Voting Agreement]

DAVID A. STEIN AND HIS SUCCESSORS AS TRUSTEE OF THE TROUVAILLE ANK TRUST
/s/ David A. Stein
Name:	David A. Stein
Title:	Trustee
TROUVAILLE INVESTMENTS HOLDINGS LTD
/s/ Annabel Peliwan
Name:	Annabel Peliwan
Title:	Authorized Signatory
[Signature Page to Voting Agreement]

ANNEX C
OPINION OF MORGAN STANLEY & CO. LLC
December 7, 2025
The Board of Directors
Confluent, Inc.
899 West Evelyn Ave.
Mountain View, CA 94041
Members of the Board:
We understand that Confluent, Inc. (the “Company”), International Business Machines Corporation (“Parent”) and Corvo Merger Sub, Inc., a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger, dated December 7, 2025 (the “Merger Agreement”), which provides, among other things, for the merger (the “Merger”) of Merger Sub with and into the Company. Pursuant to the Merger, the Company will become a wholly owned subsidiary of Parent, and each outstanding share of (a) Class A common stock, par value $0.00001 per share, of the Company (the “Class A Company Common Stock”) and (b) Class B common stock, par value $0.00001 per share, of the Company (the “Class B Company Common Stock” and, together with the Class A Company Common Stock, the “Company Common Stock”), other than, in each case, (i) Canceled Shares, (ii) the Dissenting Shares and (iii) Subsidiary Converted Shares (each as defined in the Merger Agreement) (the shares of the Company Common Stock referred to in clauses (i), (ii) and (iii), together with any shares of the Company Common Stock held by any other affiliate of Parent, the “Excluded Shares”), will be converted into the right to receive $31.00 per share in cash, without interest (the “Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.
You have asked for our opinion as to whether the Consideration to be received by the holders of shares of the Company Common Stock (other than the Excluded Shares) pursuant to the Merger Agreement is fair from a financial point of view to such holders of shares of the Company Common Stock.
For purposes of the opinion set forth herein, we have:
1)
Reviewed certain publicly available financial statements and other business and financial information of the Company;

2)
Reviewed certain internal financial statements and other financial and operating data concerning the Company;

3)
Reviewed certain financial projections prepared by the management of the Company (the “Financial Projections”), which have been approved for our use by the Board of Directors of the Company (the “Board”);

4)
Discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

5)
Reviewed the reported prices and trading activity for the Class A Company Common Stock;

6)
Compared the financial performance of the Company and the prices and trading activity of the Class A Company Common Stock with that of certain other publicly traded companies comparable with the Company and their securities;

7)
Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

8)
Participated in certain discussions and negotiations among representatives of the Company and Parent and their financial and legal advisors;

9)
Reviewed the Merger Agreement and certain related documents; and

10)
Performed such other analyses reviewed such other information and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company and formed a substantial basis for this opinion. With respect to the Financial Projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company. We express no view as to the Financial Projections or the assumptions on which they were based. In addition, we have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the definitive Merger Agreement will not differ in any material respect from the draft thereof furnished to us. Morgan Stanley has assumed that, in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. We are not legal, tax or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and the Board and their legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Morgan Stanley expresses no opinion with respect to the allocation of the aggregate Consideration to be paid to the holders of the Company Common Stock between the holders of the Class A Company Common Stock and the Class B Company Common Stock, or the relative fairness of the Consideration to the holders of any shares of the Company Common Stock. We also do not express any opinion as to the voting rights associated with the Class B Company Common Stock or any governance or other rights of the holders thereof (and have not taken any such rights into account in our analysis). Our opinion does not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available, nor does it address the underlying business decision of the Company to enter into the Merger Agreement or proceed with any transaction contemplated by the Merger Agreement. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Consideration to be received by the holders of shares of the Company Common Stock in the Merger. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such valuations or appraisals. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.
We have acted as financial advisor to the Board in connection with the Merger and will receive a fee for our services, a substantial portion of which is contingent upon the closing of the Merger. In the two years prior to the date hereof, we have not provided financial advisory and financing services for Parent or the Company and have not received fees in connection with such services. As of the date hereof, so far as we are aware, we and/or our affiliates hold an aggregate interest of (x) between 1% and 2% of the Class A Company Common Stock and (y) between 2% and 3% of shares of common stock of Parent, which interests are held in connection with our and/or our affiliates’ investment management business, wealth management business, including client discretionary accounts, or ordinary course trading activities, including hedging activities. Morgan Stanley may also seek to provide financial advisory and financing services to the Company, Parent and their respective affiliates in the future and would expect to receive fees for the rendering of these services.
Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of the Company, Parent or any other company, or any currency or commodity, that may be involved in the Merger, or any related derivative instrument.
This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the Board and may not be used for any other purpose or disclosed without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with the Merger if such inclusion is required by applicable law. In addition, Morgan Stanley expresses no opinion or recommendation as to how the stockholders of the Company should vote at any stockholders’ meetings to be held in connection with the Merger.
Based on and subject to the foregoing, we are of the opinion on the date hereof that the Consideration to be received by the holders of shares of the Company Common Stock (other than the Excluded Shares) pursuant to the Merger Agreement is fair from a financial point of view to such holders of shares of the Company Common Stock.
Very truly yours,
MORGAN STANLEY & CO. LLC
By:
/s/ Ilene Chau

Ilene Chau
Managing Director

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV82390-TBDFor Against Abstain! ! !! ! !! ! !Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporate orpartnership name by authorized officer.1. To adopt the Agreement and Plan of Merger, dated as of December 7, 2025 (as it may be amended, modified, supplemented or waived from time to time),by and among International Business Machines Corporation, Corvo Merger Sub, Inc., and Confluent, Inc. (the “merger agreement”).The Board of Directors recommends you vote FOR the following:2. To approve, on a non-binding, advisory basis, the compensation that will or may become payable by Confluent, Inc. to its named executive officers in connectionwith the merger contemplated by the merger agreement.3. To adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there areinsufficient votes to adopt the merger agreement at the time of the Special Meeting.NOTE: Your proxy holder will also vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponement thereof.CONFLUENT, INC.PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION DATED DECEMBER 23, 2025SCAN TOVIEW MATERIALS & VOTE wCONFLUENT, INC.899 WEST EVELYN AVENUEMOUNTAIN VIEW, CA 94041VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card inhand when you access the web site and follow the instructions to obtain your records and tocreate an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/CFLTSM2026You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time the day before the meeting date. Have your proxy card in hand when you calland then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.

V82391-TBDImportant Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com.Continued and to be signed on reverse sideCONFLUENT, INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSSPECIAL MEETING OF STOCKHOLDERS[•], 2026The stockholder(s) hereby appoint(s) [•] and [•], or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and Class B Common Stock of Confluent, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/CFLTSM2026 at[•], Pacific Time on [•], 2026, and any adjournment or postponement thereof (the "Special Meeting") and in their discretion on such other matters as may properly come before said meeting or any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION DATED DECEMBER 23, 2025